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                                                                               .

                                                                                                           -------------------------
                                                                                                           OMB APPROVAL
                                                                                                           -------------------------
                                                                                                           OMB Number:  3235-0570

                                                                                                           Expires:  Nov. 30, 2005

                                                                                                           Estimated average burden
                                                                                                           hours per response:  5.0
                                                                                                           -------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                  811-1540
                                  ----------------------------------------------


                                AIM Funds Group
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                              (Address of principal
                         executive offices) (Zip code)


    Robert H. Graham    11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:     (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:      12/31
                        ------------------

Date of reporting period:    06/30/04
                         -----------------

Item 1. Reports to Stockholders.

                                                               AIM BALANCED FUND
                               Semiannual Report to Shareholders o June 30, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM BALANCED FUND SEEKS TO ACHIEVE AS HIGH A TOTAL RETURN AS POSSIBLE, CONSISTENT WITH PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented is as of 6/30/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             o A direct investment cannot be made in
                                                                                           an index. Unless otherwise indicated,
o Effective 9/30/03, Class B shares are      o The unmanaged Lipper Balanced Fund          index results include reinvested
not available as an investment for           Index represents an average of the 30         dividends, and they do not reflect sales
retirement plans maintained pursuant to      largest balanced funds tracked by             charges. Performance of an index of
Section 401 of the Internal Revenue          Lipper, Inc., an independent mutual fund      funds reflects fund expenses;
Code, including 401(k) plans, money          performance monitor. It is calculated         performance of a market index does not.
purchase pension plans and profit            daily, with adjustments for
sharing plans. Plans that have existing      distributions as of the ex-dividend           OTHER INFORMATION
accounts invested in Class B shares will     dates.
continue to be allowed to make                                                             o The average credit quality of the
additional purchases.                        o The unmanaged Standard & Poor's             fund's holdings as of the close of the
                                             Composite Index of 500 Stocks (the S&P        reporting period represents the weighted
o Class R shares are available only to       500--Registered Trademark-- Index) is        average quality rating of the securities
certain retirement plans. Please see the     an index of common stocks frequently          in the portfolio as assigned by
prospectus for more information.             used as a general measure of U.S. stock       Nationally Recognized Statistical Rating
                                             market performance.                           Organizations based on assessment of the
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   credit quality of the individual
                                             o The fund uses a blended index composed      securities.
o U.S. Treasury securities such as           of 60% Russell 1000--Registered
bills, notes and bonds offer a high          Trademark-- Value Index and 40% Lehman        o The returns shown in the Management's
degree of safety, and they guarantee the     U.S. Aggregate Bond Index. The unmanaged      Discussion of Fund Performance are based
payment of principal and any applicable      Russell 1000--Registered Trademark--         on net asset values calculated for
interest if held to maturity. Fund           Index represents the performance of the       shareholder transactions. Generally
shares are not insured, and their value      stocks of large-capitalization                accepted accounting principles require
and yield will vary with market              companies; the Value segment measures         adjustments to be made to the net assets
conditions.                                  the performance of Russell 1000               of the fund at period end for financial
                                             companies with lower price/book ratios        reporting purposes, and as such, the net
o International investing presents           and lower forecasted growth values. The       asset values for shareholder
certain risks not associated with            unmanaged Lehman U.S. Aggregate Bond          transactions and the returns based on
investing solely in the United States.       Index, which represents the U.S.              those net asset values may differ from
These include risks relating to              investment-grade fixed-rate bond market       the net asset values and returns
fluctuations in the value of the U.S.        (including government and corporate           reported in the Financial Highlights.
dollar relative to the values of other       securities, mortgage pass-through
currencies, the custody arrangements         securities and asset-backed securities),      o Industry classifications used in this
made for the fund's foreign holdings,        is compiled by Lehman Brothers, a global      report are generally according to the
differences in accounting, political         investment bank.                              Global Industry Classification Standard,
risks and the lesser degree of public                                                      which was developed by and is the
information required to be provided by       o The unmanaged MSCI World Index is a         exclusive property and a service mark of
non-U.S. companies. The fund may invest      group of global securities tracked by         Morgan Stanley Capital International
up to 25% of its assets in the               Morgan Stanley Capital International.         Inc. and Standard & Poor's.
securities of non-U.S. issuers.
                                             o The fund is not managed to track the        A description of the policies and
o Investing in small and mid-size            performance of any particular index,          procedures that the Fund uses to
companies involves risks not associated      including the indexes defined here, and       determine how to vote proxies relating
with investing in more established           consequently, the performance of the          to portfolio securities is available
companies, including business risk,          fund may deviate significantly from the       without charge, upon request, by calling
significant stock price fluctuations and     performance of the indexes.                   800-959-4246, or on the AIM Web site,
illiquidity.                                                                               AIMinvestments.com.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The six months covered by this report could be characterized
ROBERT H.           as a trendless market. Positive news about employment and a
GRAHAM]             strengthening economy were offset by concerns about higher interest rates, continued violence in Iraq and high oil
ROBERT H. GRAHAM    prices. The result: muted performance in both U.S. equity
                    and fixed-income markets.

                       The same macroeconomic factors were at work overseas as
                    well, causing developed international markets to generally perform in line with that of the United States. In fact, the MSCI World Index tracked the performance of the S&P 500 Index with six-month returns of 3.52% and 3.44%, respectively.

   The anticipation of higher interest rates hampered bond performance, with most areas of the fixed-income market turning in flat returns for the six-month period, as evidenced by the 0.15% return of the Lehman U.S. Aggregate Bond Index. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In an unremarkable period like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.55% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.20%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   There continues to be increased regulatory focus on mutual funds and other investment products. For the latest information about ongoing regulatory matters, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for investor education and planning information as well as regular performance updates on our funds.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
---------------------------
Robert H. Graham
Chairman and President
July 20, 2004


* Average annual total returns, June 30, 1979, to June 30, 2004. Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDUSTRIALS, HEALTH CARE, ENERGY                                                           tive performance in the fund's equity
SECTORS PACED FUND PERFORMANCE                                                             portfolio. Industrials outperformed the
                                                                                           broader market on news of strong GDP
Class A shares of AIM Balanced Fund          federal funds target rate by 0.25%--its       growth in the United States along with
returned 3.66% at net asset value for        first rate increase in four years and a       growing factory orders and payrolls.
the six-month reporting period ended         move much anticipated by markets.             While index returns in the health care
June 30, 2004, outperforming the fund's                                                    sector were only modestly positive, the
benchmarks, the S&P 500 Index, the              Gross domestic product (GDP) expanded      fund significantly outperformed here as
fund's blended index (60% Russell 1000       at an annualized rate of 4.5% in the          well, aided in large part by good stock
Value Index/40% Lehman U.S. Aggregate        first quarter of 2004 and 3.0% during         selection.
Bond Index) and the Lipper Balanced Fund     the second quarter. What had been a
Index, which returned 3.44%, 2.41% and       "jobless recovery" produced more than            The fund's energy holdings
2.25%, respectively. (Had the effects of     1.2 million new jobs from January             outperformed the energy sector of the
the front-end sales charge been              through June, according to the U.S.           S&P 500 Index, the best performing area
included, the return would have been         Department of Labor.                          of the market. The energy sector
lower.) Results for other share classes                                                    continued to benefit from high commodity
are found in the table on page 3. The           In the U.S. fixed-rate securities          prices as well as the ongoing threat
fund outperformed its benchmarks because     market, high yield issues outperformed        of oil supply disruptions at a time of
of strong performance from its equity        their investment-grade counterparts, on       increasing global demand.
portfolio during a period that favored       average, for the reporting period. The
stocks over bonds.                           U.S. investment-grade fixed-rate bond            The materials and consumer
                                             market, as measured by the Lehman U.S.        discretionary sectors underperformed
MARKET CONDITIONS                            Aggregate Bond Index, returned 0.15% for      during the reporting period, hurting
                                             the same period. Among the segments of        fund performance.
Equity markets during the period were        the investment-grade Lehman U.S.
characterized by a consolidating market      Aggregate Bond Index, fixed-rate                 The materials sector posted a loss,
environment with returns more muted than     mortgage-backed securities averaged the       largely on fears of a slowing Chinese
those experienced during 2003. Strong        highest results, followed by U.S. agency      economy. Our overweight position in the
macroeconomic news on the industrial and     investments, U.S. Treasuries of various       consumer discretionary sector, which
employment fronts was offset by concerns     maturities, and U.S. corporate                generated flat returns, also hindered
over higher interest rates, continued        instruments.                                  fund performance. Concerns about the
violence in Iraq and persistently high                                                     impact of rising interest rates and high
oil prices.                                  YOUR FUND                                     oil prices resulted in poor relative
                                                                                           performance for this sector.
   As the reporting period closed, the       The fund's overweight position in
U.S. Federal Reserve (the Fed) voted to      industrials, one of the best performing          Among specific holdings that most
hike the                                     sectors of the Russell 1000 Value Index,      benefited fund performance were
                                             along with strong stock selection in the      manufacturing conglomerate Tyco and
                                             sector, helped fuel posi-                     pharmaceuticals manufacturer Aventis.
                                                                                           Tyco continued to move beyond the
                                                                                           controversy associated with its former
                                                                                           chief executive officer, as investors
                                                                                           focused

====================================================================================================================================

TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*                            TOP 10 FIXED INCOME ISSUERS*

 1. Tyco International Ltd. (Bermuda) 3.0%    1. Mortgage Backed U.S. Agency                1. Federal National Mortgage
                                                 Securities                       9.6%         Association                     7.2%
 2. First Data Corp.                  2.3
                                              2. Other Diversified Financial                2. U.S. Treasury Securities        5.0
 3. Fannie Mae                        2.2        Services                         5.3
                                                                                            3. Federal Home Loan Bank          4.5
 4. Cardinal Health, Inc.             2.1     3. Non-Mortgage Backed U.S. Agency
                                                 Securities                       5.1       4. Federal Home Loan Mortgage
 5. Waste Management, Inc.            2.1                                                      Corp.                           1.8
                                              4. U.S. Treasury Securities         5.0
 6. Computer Associates                                                                     5. Governmental National
    International, Inc.               2.1     5. Industrial Conglomerates         4.6          Mortgage Association            1.2

 7. Cendant Corp.                     2.0     6. Pharmaceuticals                  4.3       6. General Motors Acceptance Corp. 0.8

 8. Citigroup Inc.                    1.9     7. Health Care Distributors         3.6       7. Ford Motor Credit Co.           0.8

 9. Aventis S.A. (France)             1.8     8. Data Processing & Outsourced               8. Citicorp Lease                  0.5
                                                 Services                         3.5
10. Walt Disney Co. (The)             1.7                                                   9. Hertz Corp. (The)               0.5
                                              9. Diversified Banks                3.0
                                                                                           10. Time Warner Cos. Inc.           0.5
                                             10. Advertising                      2.9

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

on accelerating sales growth, margin         changing opportunities, our disciplined                        R. CANON COLEMAN II
expansion opportunities and significant      process has precipitated a gradual move                        Mr. Coleman, Chartered
cash-flow generation. The strength in        into more economically defensive sectors      [COLEMAN         Financial Analyst,
Aventis was primarily attributable to        such as health care as we are                 PHOTO]           joined AMVESCAP in 1999
the company's recent decision to merge       increasingly able to find attractive                           Mr. Coleman earned a
with another French pharmaceuticals          valuation opportunities in these areas.                        B.S. and an M.S. in
manufacturer, Sanofi-Synthelabo S.A.                                                       accounting from the University of
                                                While the changes have led to a            Florida. He also has an M.B.A. from The
   Detractors from fund performance          modest reduction in degrees the equity        Wharton School at the University of
included pharmaceuticals manufacturer        portfolio is geared to a recovery             Pennsylvania.
Wyeth and investment banking firm Morgan     scenario, we believe they have also
Stanley. Wyeth, maker of both                further diversified the fund and                               JAN H. FRIEDLI
prescription drugs and over-the-counter      increased its value content. The                               Mr. Friedli began his
health products, saw its stock weaken        fixed-income portfolio performed in line      [FRIEDLI         investment career in
because of the perception of increased       with fixed-income markets, as measured        PHOTO]           1990 and has worked as a
risk related to diet drug litigation.        by the Lehman U.S. Aggregate Bond Index,                       portfolio manager since
Morgan Stanley, like many companies in       which experienced a difficult quarter as                       1997. He joined AIM in
the financial sector, declined on fears      short-term interest rates began to trend      1999. Mr. Friedli earned a B.S. in
of rising interest rates. The fund           upward. In this unfavorable environment,      computer science from Villanova
continued to hold both companies at the      the portfolio benefited from its reduced      University and an M.B.A. with honors from
end of the period.                           duration profile. In addition, the            the University of Chicago.
                                             portfolio's exposure to high-coupon
   At this point in the economic             mortgage-backed securities also helped                         SCOT W. JOHNSON
recovery, the extremes created in the        contribute to performance given the                            Mr. Johnson, Chartered
recent bear market have largely been         defensive nature of their above-market        [JOHNSON         Financial Analyst,
erased. As markets have rallied, the         coupon rates and more stable prepayment       PHOTO]           joined AIM in 1994 as a
abundance of compelling valuation            patterns. Importantly, the portfolio's                         junior portfolio
opportunities in economically-sensitive      credit profile remained very strong with                       analyst. He received
stocks relative to more defensive stocks     a weighted-average AA rating.                 both his bachelor's degree in economics
has significantly decreased. At the                                                        and an M.B.A. in finance from Vanderbilt
close of the reporting period, we saw        IN CLOSING                                    University.
almost equally attractive valuation
opportunities in both areas. Based on           The absence of a long-term investment                       MATTHEW W. SEINSHEIMER
our estimates, the relative valuation        horizon is a major obstacle many face in                       Mr. Seinsheimer,
advantage smaller companies enjoyed          building significant wealth. Normal           [SEINSHEIMER     Chartered Financial
during the past several years also           market volatility limits our ability to       PHOTO]           Analyst, began his
appears to have been corrected by the        measure success, but over longer time                          investment career in
significant outperformance of small- and     periods, we believe we have the                                1992. He joined AIM in
mid-cap stocks in recent periods. As a       potential to turn market volatility into      1998. He received a B.B.A. from Southern
result of these                              capital appreciation. Our equity              Methodist University and an M.B.A. from
                                             strategy is to invest in quality              The University of Texas at Austin.
                                             companies when they are significantly
                                             undervalued by the market. We believe a                        MICHAEL J. SIMON
                                             long-term investment horizon and                               Mr. Simon, Chartered
                                             attractive value content are critical to      [SIMON           Financial Analyst,
                                             creating wealth. At the close of the          PHOTO]           joined AIM in 2001.
                                             period, the discount between market                            Mr. Simon, who began his
                                             value and our estimate of portfolio                            investment career in
                                             intrinsic value remained attractive. We       1989, received a B.B.A. in finance from
                                             will continue to work hard to grow this       Texas Christian University and an M.B.A.
                                             portfolio value. Thank you for your           from the University of Chicago.
                                             investment and for sharing our long-term
                                             horizon.                                                       BRET W. STANLEY
                                                                                                            Mr. Stanley, Chartered
                                                                                           [STANLEY         Financial Analyst, is
                                                   See important fund and index            PHOTO]           lead portfolio manager
                                                 disclosures inside front cover.                            of AIM Balanced Fund and
                                                                                                            the head of AIM's Value
                                                                                           Investment Management Unit. Prior to
                                                                                           joining AIM in 1998, Mr. Stanley managed
                                                                                           growth and income, equity income and
                                                                                           value portfolios. Mr. Stanley received a
                                                                                           B.B.A. in finance from The University of
                                                                                           Texas at Austin and an M.S. in finance
                                                                                           from the University of Houston.

                                                                                           Assisted by the Basic Value and
                                                                                           Investment Grade teams


========================================================================================

FUND VS. INDEXES

Total returns 12/31/03-6/30/04, excluding applicable sales charges. If applicable sales charges were included, returns would be lower.

CLASS A SHARES                                                        3.66%

CLASS B SHARES                                                        3.32

CLASS C SHARES                                                        3.32

CLASS R SHARES                                                        3.57

S&P 500 INDEX
(BROAD MARKET INDEX)                                                  3.44

60% RUSSELL 1000 INDEX/
40% LEHMAN U.S. AGGREGATE BOND INDEX
(STYLE-SPECIFIC INDEX)                                                2.41

LIPPER BALANCED FUND INDEX
(PEER GROUP INDEX)                                                    2.25

SOURCE: LIPPER, INC.

TOTAL NUMBER OF HOLDINGS*                                              470
TOTAL NET ASSETS                                              $2.1 BILLION
========================================================================================          [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your fund's long-term performance record for periods ended 6/30/04, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 Class R shares' inception date is                Class A share performance reflects
As of 6/30/04, including applicable          6/3/02. Returns since that date are           the maximum 4.75% sales charge, and
sales charges                                historical returns. All other returns         Class B and Class C share performance
                                             are blended returns of historical Class       reflects the applicable contingent
CLASS A SHARES                               R share performance and restated Class A      deferred sales charge (CDSC) for the
Inception (3/31/78)               9.35%      share performance (for periods prior to       period involved. The CDSC on Class B
  10 Years                        8.08       the inception date of Class R shares) at      shares declines from 5% beginning at the
   5 Years                       -1.75       net asset value, adjusted to reflect the      time of purchase to 0% at the beginning
   1 Year                         7.48       higher Rule 12b-1 fees applicable to          of the seventh year. The CDSC on Class C
                                             Class R shares.                               shares is 1% for the first year after
CLASS B SHARES                                                                             purchase. Class R shares do not have a
Inception (10/18/93)              6.46%         The performance data quoted represent      front-end sales charge; returns shown
  10 Years                        7.92       past performance and cannot guarantee         are at net asset value and do not
   5 Years                       -1.90       comparable future results; current            reflect a 0.75% CDSC that may be imposed
   1 Year                         7.02       performance may be lower or higher.           on a total redemption of retirement plan
                                             Please visit AIMinvestments.com for the       assets within the first year.
CLASS C SHARES                               most recent month-end performance.
Inception (8/4/97)                1.80%      Performance figures reflect reinvested           The performance of the fund's share
   5 Years                       -1.53       distributions, changes in net asset           classes will differ due to different
   1 Year                        11.04       value and the effect of the maximum           sales charge structures and class
                                             sales charge unless otherwise stated.         expenses.
CLASS R SHARES                               Investment return and principal value
  10 Years                        8.35%      will fluctuate so that you may have a            Had the advisor not waived fees and/or
   5 Years                       -1.03       gain or loss when you sell shares.            reimbursed expenses in the past, Class A
   1 Year                        12.58                                                     and Class R share performance would have
                                                                                           been lower.

                                                                                           [ARROW
                                                                                           BUTTON       For More Information Visit
                                                                                           Image]           AIMinvestments.com

====================================================================================================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 6/30/04

AIM BALANCED FUND

===================================================================================================================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  Please note that past performance is not
                                             For periods ended 6/30/04                     indicative of future results. More
The following information has been                                                         recent returns may be more or less than
prepared to provide Institutional Class      Inception (3/15/02)        0.54%              those shown. All returns assume
shareholders with a performance overview        1 Year                 13.24               reinvestment of distributions at net
specific to their holdings.                     6 Months*               3.84               asset value. Investment return and
Institutional Class shares are offered                                                     principal value will fluctuate so your
exclusively to institutional investors,      *Cumulative total return that has not been    shares, when redeemed, may be worth more
including defined contribution plans         annualized                                    or less than their original cost. See
that meet certain criteria.                                                                full report for information on
                                             Institutional Class shares have no sales      comparative benchmarks. Please consult
                                             charge; therefore, performance is at          your fund prospectus for more
                                             NAV. Performance of Institutional Class       information. For the most current
                                             shares will differ from performance of        month-end performance, please call
                                             other share classes due to differing          800-451-4246 or visit
                                             sales charges and class expenses.             AIMinvestments.com.
===================================================================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.


AIMinvestments.com   BAL-INS-2 8/04   A I M Distributors, Inc.    YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                                                                   --Registered Trademark--           --Registered Trademark--

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-65.67%

ADVERTISING-2.75%

Interpublic Group of Cos., Inc. (The)(a)        1,650,000   $   22,654,500
--------------------------------------------------------------------------
Omnicom Group Inc.                                455,000       34,529,950
==========================================================================
                                                                57,184,450
==========================================================================

AEROSPACE & DEFENSE-1.18%

Honeywell International Inc.                      673,000       24,651,990
==========================================================================

ALUMINUM-1.02%

Alcoa Inc.(b)                                     646,000       21,337,380
==========================================================================

APPAREL RETAIL-1.38%

Gap, Inc. (The)(b)                              1,185,000       28,736,250
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.27%

Bank of New York Co., Inc. (The)                  895,000       26,384,600
==========================================================================

BUILDING PRODUCTS-2.50%

American Standard Cos. Inc.(a)                    493,900       19,909,109
--------------------------------------------------------------------------
Masco Corp.                                     1,030,000       32,115,400
==========================================================================
                                                                52,024,509
==========================================================================

COMMUNICATIONS EQUIPMENT-0.68%

Motorola, Inc.                                    775,000       14,143,750
==========================================================================

CONSUMER ELECTRONICS-2.26%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              766,000       20,835,200
--------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                            687,000       26,140,350
==========================================================================
                                                                46,975,550
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.54%

Ceridian Corp.(a)                               1,153,000       25,942,500
--------------------------------------------------------------------------
First Data Corp.(b)                             1,073,000       47,769,960
==========================================================================
                                                                73,712,460
==========================================================================

DEPARTMENT STORES-0.87%

May Department Stores Co. (The)                   663,000       18,225,870
==========================================================================

DIVERSIFIED BANKS-1.37%

Bank One Corp.                                    560,000       28,560,000
==========================================================================

DIVERSIFIED CHEMICALS-0.47%

Dow Chemical Co. (The)                            242,000        9,849,400
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.04%

Cendant Corp.                                   1,739,000       42,570,720
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-2.10%

Waste Management, Inc.                          1,425,000   $   43,676,250
==========================================================================

FOOD RETAIL-2.60%

Kroger Co. (The)(a)                             1,592,000       28,974,400
--------------------------------------------------------------------------
Safeway Inc.(a)(b)                                993,000       25,162,620
==========================================================================
                                                                54,137,020
==========================================================================

GENERAL MERCHANDISE STORES-1.42%

Target Corp.                                      697,300       29,614,331
==========================================================================

HEALTH CARE DISTRIBUTORS-3.63%

Cardinal Health, Inc.(b)                          634,200       44,425,710
--------------------------------------------------------------------------
McKesson Corp.                                    910,000       31,240,300
==========================================================================
                                                                75,666,010
==========================================================================

HEALTH CARE EQUIPMENT-0.98%

Baxter International Inc.                         594,000       20,498,940
==========================================================================

HEALTH CARE FACILITIES-1.34%

HCA Inc.                                          673,000       27,990,070
==========================================================================

HEALTH CARE SERVICES-0.44%

IMS Health Inc.                                   388,000        9,094,720
==========================================================================

INDUSTRIAL CONGLOMERATES-4.37%

General Electric Co.                              901,000       29,192,400
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)(b)            1,867,000       61,872,380
==========================================================================
                                                                91,064,780
==========================================================================

INDUSTRIAL MACHINERY-1.60%

Illinois Tool Works Inc.(b)                       347,000       33,273,830
==========================================================================

INSURANCE BROKERS-0.75%

Aon Corp.(b)                                      550,000       15,658,500
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.58%

Merrill Lynch & Co., Inc.                         451,500       24,371,970
--------------------------------------------------------------------------
Morgan Stanley                                    555,000       29,287,350
==========================================================================
                                                                53,659,320
==========================================================================

MANAGED HEALTH CARE-1.56%

Anthem, Inc.(a)(b)                                364,000       32,599,840
==========================================================================

MOVIES & ENTERTAINMENT-1.72%

Walt Disney Co. (The)                           1,405,000       35,813,450
==========================================================================

MULTI-LINE INSURANCE-1.05%

Hartford Financial Services Group, Inc. (The)     317,700       21,838,698
==========================================================================

OIL & GAS DRILLING-1.33%

Transocean Inc. (Cayman Islands)(a)               955,000       27,637,700
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-2.61%

Halliburton Co.                                   965,000   $   29,200,900
--------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)(b)                395,000       25,086,450
==========================================================================
                                                                54,287,350
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.96%

Citigroup Inc.                                    871,933       40,544,884
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           465,000       18,028,050
--------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired 06/03/2004;
  Cost $3,167,277)(c)(d)                            3,250        3,168,750
==========================================================================
                                                                61,741,684
==========================================================================

PACKAGED FOODS & MEATS-0.96%

Kraft Foods Inc.-Class A                          633,000       20,053,440
==========================================================================

PHARMACEUTICALS-4.32%

Aventis S.A. (France)                             492,000       37,229,628
--------------------------------------------------------------------------
Pfizer Inc.                                       773,000       26,498,440
--------------------------------------------------------------------------
Sanofi-Syntelabo S.A. (France)(b)                  42,000        2,668,510
--------------------------------------------------------------------------
Wyeth                                             649,600       23,489,536
==========================================================================
                                                                89,886,114
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.63%

ACE Ltd. (Cayman Islands)                         801,000       33,866,280
==========================================================================

SYSTEMS SOFTWARE-2.06%

Computer Associates International, Inc.(b)      1,532,000       42,987,920
==========================================================================

THRIFTS & MORTGAGE FINANCE-2.33%

Fannie Mae                                        641,300       45,763,168
--------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd                     55,000        2,755,500
==========================================================================
                                                                48,518,668
==========================================================================
    Total Stocks & Other Equity Interests
      (Cost $1,218,029,598)                                  1,367,921,844
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-15.28%

ADVERTISING-0.12%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $2,275,000        2,419,508
==========================================================================

AEROSPACE & DEFENSE-0.02%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                          300,000          332,355
==========================================================================

AUTOMOBILE MANUFACTURERS-0.04%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04         775,000          779,603
==========================================================================

BROADCASTING & CABLE TV-0.88%

Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                         1,710,000        1,915,867
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                              $  600,000   $      623,874
--------------------------------------------------------------------------
  7.50%, 08/15/04                               1,000,000        1,007,310
--------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                        750,000          789,945
--------------------------------------------------------------------------
Rogers Cable Inc. (Canada)-Series B, Sr. Sec.
  Yankee Notes, 10.00%, 03/15/05                1,575,000        1,645,875
--------------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes, 8.65%,
  09/15/04                                      2,450,000        2,481,629
--------------------------------------------------------------------------
Time Warner Cos. Inc.,
  Notes, 7.98%, 08/15/04                        2,150,000        2,166,877
--------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb.,
    6.88%, 06/15/18                             3,835,000        4,027,785
--------------------------------------------------------------------------
    7.57%, 02/01/24                             1,200,000        1,298,970
--------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                 2,307,000        2,414,945
==========================================================================
                                                                18,373,077
==========================================================================

CONSUMER FINANCE-2.15%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                         3,475,000        3,864,096
--------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                      3,885,000        4,095,528
--------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06             1,820,000        1,924,377
--------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08                 1,000,000        1,072,210
--------------------------------------------------------------------------
Ford Motor Credit Co.,
  Floating Rate Global Notes,
  3.05%, 10/25/04(d)                            2,000,000        2,004,260
--------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05                          325,000          335,608
--------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07                               750,000          789,225
--------------------------------------------------------------------------
    6.88%, 02/01/06                             6,690,000        7,026,841
--------------------------------------------------------------------------
    7.50%, 03/15/05                             3,615,000        3,735,054
--------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05                 2,660,000        2,752,302
--------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  3.34%, 03/04/05(d)(e)                         7,580,000        7,583,563
--------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06                             2,000,000        2,025,700
--------------------------------------------------------------------------
    7.50%, 07/15/05                               400,000          418,816
--------------------------------------------------------------------------
  Medium Term Notes,
    5.25%, 05/16/05                               700,000          714,385
--------------------------------------------------------------------------
    5.36%, 07/27/04                             2,835,000        2,842,343
--------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(e)                                 3,500,000        3,667,160
==========================================================================
                                                                44,851,468
==========================================================================

DIVERSIFIED BANKS-1.66%

AB Spintab, Bonds, 7.50% (Acquired 02/12/04;
  Cost $3,682,866)(c)(f)                        3,300,000        3,560,710
--------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $554,525)(c)           500,000          521,745
--------------------------------------------------------------------------

                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
--------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $984,791)(c)                  $1,000,000   $      949,878
--------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 1.97%, 06/08/28(d)                3,215,000        3,132,760
--------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $1,107,576)(c)(f)                               900,000        1,071,301
--------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $1,771,602)(c)                                1,400,000        1,588,818
--------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05          2,785,000        2,918,374
--------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  2.15%(f)                                      1,200,000        1,188,000
--------------------------------------------------------------------------
Danske Bank A/S (Denmark), Tier I Floating
  Rate Bonds, 5.91% (Acquired 06/07/04; Cost
  $1,245,000)(c)(f)                             1,245,000        1,258,994
--------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $373,008)(c)(f)                                 400,000          363,031
--------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.19%(f)                                      3,870,000        3,381,041
--------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                         1,715,000        2,104,202
--------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 1.31%, 08/29/87(g)            1,500,000        1,335,385
--------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 1.38%(f)                     1,000,000          863,073
--------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.88%, 06/01/28(d)                     1,000,000          942,210
--------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(f)              400,000          368,356
--------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                               6,750,000        6,761,677
--------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10                        2,100,000        2,211,930
==========================================================================
                                                                34,521,485
==========================================================================

DIVERSIFIED CAPITAL MARKETS-0.19%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(f)                               3,385,000        4,043,619
==========================================================================

ELECTRIC UTILITIES-0.47%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05            350,000          373,093
--------------------------------------------------------------------------
CenterPoint Energy, Inc.-Series B, Sr. Global
  Notes, 5.88%, 06/01/08                          900,000          910,962
--------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                 950,000          956,726
--------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(h)                        900,000          961,065
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
ELECTRIC UTILITIES-(CONTINUED)

Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Notes, 8.62%, 12/15/11                  $2,150,000   $    2,628,569
--------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Bonds, 1.81%, 04/03/06(d)       1,000,000        1,003,810
--------------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $815,419)(c)                                    785,000          796,072
--------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                        2,075,000        2,120,324
==========================================================================
                                                                 9,750,621
==========================================================================

FOOD RETAIL-0.21%

Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                      2,515,000        2,600,007
--------------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                      1,750,000        1,741,092
==========================================================================
                                                                 4,341,099
==========================================================================

GAS UTILITIES-0.37%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                         1,145,000        1,207,322
--------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05                                      4,500,000        4,737,195
--------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                        1,720,000        1,784,620
==========================================================================
                                                                 7,729,137
==========================================================================

HEALTH CARE FACILITIES-0.24%

HCA Inc.,
  Notes, 7.00%, 07/01/07                          600,000          636,852
--------------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05               4,205,000        4,341,831
==========================================================================
                                                                 4,978,683
==========================================================================

HOMEBUILDING-0.40%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11                                      1,760,000        1,936,000
--------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                        3,855,000        4,298,325
--------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05                                      1,500,000        1,577,565
--------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                          500,000          557,500
==========================================================================
                                                                 8,369,390
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.15%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                      2,895,000        3,043,890
==========================================================================

INDUSTRIAL CONGLOMERATES-0.21%

Tyco International Group S.A (Bermuda),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05                                      3,530,000        3,654,856
--------------------------------------------------------------------------

                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
--------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-(CONTINUED)

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $849,203)(c)                                 $  750,000   $      816,622
==========================================================================
                                                                 4,471,478
==========================================================================

INTEGRATED OIL & GAS-0.13%

ConocoPhillips, Unsec. Deb., 7.13%, 03/15/28    1,000,000        1,074,380
--------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                               1,590,000        1,667,290
==========================================================================
                                                                 2,741,670
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.12%

Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                          800,000          840,308
--------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31                   930,000        1,169,596
--------------------------------------------------------------------------
GTE California Inc.-Series F, Unsec. Deb.,
  6.75%, 05/15/27                               1,000,000        1,012,430
--------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                  2,655,000        2,716,569
--------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
    01/30/06                                    2,285,000        2,421,026
--------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%, 03/15/05     1,865,000        1,938,966
--------------------------------------------------------------------------
Sprint Corp., Deb. 9.25%, 04/15/22              1,000,000        1,211,410
--------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                               1,850,000        2,016,773
--------------------------------------------------------------------------
  8.00%, 06/01/11                               1,000,000        1,149,593
--------------------------------------------------------------------------
Verizon Communications, Inc., Unsec. Deb.,
  6.36%, 04/15/06                               2,570,000        2,707,032
--------------------------------------------------------------------------
  6.94%, 04/15/28                               1,000,000        1,023,040
--------------------------------------------------------------------------
  8.75%, 11/01/21                               1,350,000        1,663,902
--------------------------------------------------------------------------
Verizon New York Inc.-Series A, Sr. Unsec.
  Global Deb., 6.88%, 04/01/12                  2,400,000        2,585,520
--------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13                           950,000          887,053
==========================================================================
                                                                23,343,218
==========================================================================

INVESTMENT BANKING & BROKERAGE-0.26%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05               2,645,000        2,829,621
--------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06        1,000,000        1,084,010
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                   1,415,000        1,439,027
==========================================================================
                                                                 5,352,658
==========================================================================

LIFE & HEALTH INSURANCE-0.49%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                      4,870,000        5,151,291
--------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $4,717,650)(c)(h)     4,000,000        4,497,480
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
LIFE & HEALTH INSURANCE-(CONTINUED)

ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                              $  600,000   $      652,386
==========================================================================
                                                                10,301,157
==========================================================================

MOVIES & ENTERTAINMENT-0.02%

Walt Disney Co. (The), Global Notes, 4.88%,
  07/02/04                                        470,000          470,630
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.25%

Dominion Resources, Inc.,
  Series E, Sr. Unsec. Unsub. Notes,
  7.82%, 09/15/04                               2,100,000        2,123,898
--------------------------------------------------------------------------
  Series F, Sr. Unsec. Putable Notes, 5.25%,
  08/01/15                                      3,255,000        3,130,985
==========================================================================
                                                                 5,254,883
==========================================================================

MUNICIPALITIES-0.60%

Harris (County of), Texas; Refunding
  Unlimited Road Tax Series 2004 A GO
  4.50%, 10/01/09(i)                            1,000,000        1,056,250
--------------------------------------------------------------------------
Industry (City of), California; Urban
  Development Agency; (Project 3 TXB) Series
  2003 B Tax Allocation, 6.10%,
  05/01/24(h)(i)                                1,910,000        1,895,675
--------------------------------------------------------------------------
Maine (State of); Unlimited Tax Series 2004
  GO
  5.00%, 01/15/09(i)                              870,000          938,513
--------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB
  3.69%, 07/01/07(h)(i)                         1,000,000        1,000,000
--------------------------------------------------------------------------
  4.21%, 07/01/08(h)(i)                         1,185,000        1,187,963
--------------------------------------------------------------------------
  6.25%, 07/01/29(h)(i)                         1,720,000        1,767,300
--------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB
  0.26%, 07/01/30(h)(i)(j)                      4,425,000        4,137,375
--------------------------------------------------------------------------
University of Arizona; Series 2004 A COP
  5.25%, 06/01/09(h)(i)                           375,000          410,625
==========================================================================
                                                                12,393,701
==========================================================================

OIL & GAS DRILLING-0.03%

Transocean Inc. (Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27             600,000          708,906
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.03%

Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $698,138)(c)                     700,000          670,096
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.55%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $8,206,480)(c)                                8,080,000        8,130,500
--------------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                          675,000          712,355
--------------------------------------------------------------------------

                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
--------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06    $  400,000   $      400,632
--------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05                 2,425,000        2,544,334
--------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(f)                                 900,000        1,050,003
--------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04; Cost
  $1,357,500)(c)(f)                             1,200,000        1,354,668
--------------------------------------------------------------------------
Ohana Military Communities, LLC-Series A,
  Class I, Notes, 6.04%, 10/01/34                 550,000          536,008
--------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07      2,200,000        2,355,232
--------------------------------------------------------------------------
Series 1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                      2,900,000        3,311,452
--------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%, 12/15/14     3,535,000        3,605,700
--------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $1,333,211)(c)       1,315,244        1,316,733
--------------------------------------------------------------------------
Premium Asset 2004-04 Trust, Sr. Notes,
  4.13%, 03/12/09 (Acquired 03/04/04; Cost
  $3,572,605)(c)                                3,575,000        3,452,502
--------------------------------------------------------------------------
XTRA, Inc.-Series C, Gtd. Medium Term Notes,
  7.70%, 11/02/04                               3,475,000        3,525,561
==========================================================================
                                                                32,295,680
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.18%

First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12                               1,895,000        2,111,276
--------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $908,164)(c)                               865,000          866,488
--------------------------------------------------------------------------
Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06                          700,000          749,231
==========================================================================
                                                                 3,726,995
==========================================================================

PUBLISHING-0.07%

News America Holdings, Inc., Sr. Unsec. Gtd.
  Deb., 7.75%, 01/20/24                         1,265,000        1,433,561
==========================================================================

REAL ESTATE-0.10%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                      1,250,000        1,355,088
--------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                                 600,000          632,388
==========================================================================
                                                                 1,987,476
==========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.10%

Southern Investment UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06                                      1,925,000        2,020,884
==========================================================================

--------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE

REGIONAL BANKS-1.10%

Cullen/Frost Capital Trust I, Floating Rate
  Notes, 2.86%, 03/01/34 (Acquired 02/06/04;
  Cost $3,400,000)(c)(d)                       $3,400,000   $    3,437,570
--------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                               3,000,000        2,977,710
--------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09                               7,175,000        7,173,852
--------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(f)                               8,000,000        7,975,760
--------------------------------------------------------------------------
TCF Financial Bank, Sub. Notes, 5.00%,
  06/15/14                                      1,400,000        1,409,319
==========================================================================
                                                                22,974,211
==========================================================================

REINSURANCE-0.11%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                        2,000,000        2,257,080
==========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                        850,000          909,296
==========================================================================

SOVEREIGN DEBT-0.70%

Japan Bank for International Cooperative
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                      4,600,000        4,815,841
--------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                    830,000          946,391
--------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09           1,400,000        1,496,446
--------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Disc. Bonds,
  7.50%, 03/31/30 (Acquired 05/18/04; Cost
  $1,260,875)(c)(k)                             1,400,000        1,284,500
--------------------------------------------------------------------------
  Unsec. Unsub. REGS Euro Bonds,
    8.75%, 07/24/05                             2,100,000        2,218,724
--------------------------------------------------------------------------
    10.00%, 06/26/07                            1,680,000        1,896,663
--------------------------------------------------------------------------
United Mexican States (Mexico),
  Global Notes, 6.63%, 03/03/15                   490,000          482,650
--------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 7.50%,
  04/08/33                                      1,570,000        1,520,938
==========================================================================
                                                                14,662,153
==========================================================================

SPECIALTY CHEMICALS-0.08%

ICI Wilmington Inc., Gtd. Notes, 6.95%,
  09/15/04                                      1,575,000        1,588,750
==========================================================================

THRIFTS & MORTGAGE FINANCE-0.16%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27                                 950,000        1,082,782
--------------------------------------------------------------------------
Sovereign Bancorp, Inc., Sr. Unsec. Notes,
  10.50%, 11/15/06                                400,000          458,632
--------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                        1,775,000        1,869,235
==========================================================================
                                                                 3,410,649
==========================================================================

TOBACCO-0.05%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13               700,000          715,267
--------------------------------------------------------------------------

                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
--------------------------------------------------------------------------
TOBACCO-(CONTINUED)

  Unsec. Notes, 6.38%, 02/01/06                $  350,000   $      361,193
==========================================================================
                                                                 1,076,460
==========================================================================

TRUCKING-0.63%

Hertz Corp. (The),
  Floating Rate Global Notes,
  1.77%, 08/13/04(d)                            8,100,000        8,102,025
--------------------------------------------------------------------------
  Notes, 7.00%, 07/01/04                        2,000,000        2,002,780
--------------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                               2,655,000        2,966,750
==========================================================================
                                                                13,071,555
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.37%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                4,355,000        4,975,588
--------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                       2,300,000        2,627,750
==========================================================================
                                                                 7,603,338
==========================================================================
    Total Bonds & Notes (Cost $322,965,945)                    318,260,420
==========================================================================

U.S. MORTGAGE-BACKED SECURITIES-9.57%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.80%

Pass Through Ctfs.,
  5.50%, 05/01/13 to 12/01/33                   4,058,889        4,151,478
--------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                   5,820,950        6,151,448
--------------------------------------------------------------------------
  6.50%, 05/01/16 to 03/01/33                   9,898,047       10,335,413
--------------------------------------------------------------------------
  6.00%, 04/01/17 to 01/01/34                  11,184,336       11,593,772
--------------------------------------------------------------------------
  8.00%, 01/01/27                               1,421,225        1,556,908
--------------------------------------------------------------------------
  7.50%, 12/01/30 to 03/01/32                   1,112,528        1,198,867
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/19(l)                            2,420,000        2,424,970
==========================================================================
                                                                37,412,856
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.61%

Pass Through Ctfs.,
  8.50%, 03/01/10 to 10/01/28                   2,877,966        3,169,163
--------------------------------------------------------------------------
  6.50%, 04/01/14 to 03/01/34                  18,163,941       19,008,462
--------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32                   2,075,662        2,222,925
--------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32                   7,093,428        7,517,666
--------------------------------------------------------------------------
  6.00%, 01/01/17 to 12/01/33                  12,127,445       12,408,848
--------------------------------------------------------------------------
  5.00%, 11/01/17 to 11/01/18                   3,249,225        3,262,414
--------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30                   1,691,131        1,851,248
--------------------------------------------------------------------------
  5.50%, 07/01/33 to 12/01/33                  44,231,427       44,161,405
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/19 to 07/01/34(l)               25,346,640       25,162,589
--------------------------------------------------------------------------
  5.50%, 07/01/19(l)                            9,221,190        9,451,926
--------------------------------------------------------------------------
  6.00%, 07/01/34(l)                            9,292,800        9,502,311
==========================================================================
                                                               137,718,957
==========================================================================

--------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.16%

Pass Through Ctfs.,
  6.50%, 10/15/08 to 02/15/33                  $5,208,947   $    5,453,956
--------------------------------------------------------------------------
  7.00%, 10/15/08 to 05/15/32                   3,350,306        3,562,586
--------------------------------------------------------------------------
  6.00%, 11/15/08 to 10/15/33                   7,155,210        7,355,236
--------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31                   1,048,629        1,158,466
--------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32                   2,618,826        2,832,047
--------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25                     123,407          136,969
--------------------------------------------------------------------------
  5.50%, 06/15/33 to 12/15/33                   3,700,211        3,704,936
==========================================================================
                                                                24,204,196
==========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $197,825,521)                                      199,336,009
==========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.13%

FEDERAL HOME LOAN BANK-4.54%

Unsec. Disc. Notes,
  1.25%, 07/01/04(m)                           94,498,000       94,498,000
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.59%

Unsec. Disc. Notes,
  1.04%, 07/07/04(m)                              300,000          300,684
--------------------------------------------------------------------------
Unsec. Floating Rate Global Notes,
  2.88%, 02/17/09(n)                            8,675,000        8,628,762
--------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08                               3,525,000        3,420,449
==========================================================================
                                                                12,349,895
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $106,868,373)                                      106,847,895
==========================================================================

U.S. TREASURY SECURITIES-5.01%

U.S. TREASURY NOTES-3.60%

  2.13%, 10/31/04                               1,990,000        1,994,120
--------------------------------------------------------------------------
  6.75%, 05/15/05                               5,050,000        5,253,972
--------------------------------------------------------------------------
  1.25%, 05/31/05                               1,500,000        1,489,805
--------------------------------------------------------------------------
  1.50%, 07/31/05                                 800,000          794,750
--------------------------------------------------------------------------
  6.50%, 10/15/06                              22,165,000       23,938,200
--------------------------------------------------------------------------
  3.50%, 11/15/06                              14,800,000       14,998,875
--------------------------------------------------------------------------
  3.13%, 10/15/08                               3,100,000        3,038,969
--------------------------------------------------------------------------
  4.75%, 11/15/08                              10,680,000       11,160,600
--------------------------------------------------------------------------
  5.00%, 02/15/11                              11,825,000       12,384,840
==========================================================================
                                                                75,054,131
--------------------------------------------------------------------------
U.S. TREASURY BONDS-1.38%

  7.25%, 05/15/16 to 08/15/22                  14,975,000       18,204,680
--------------------------------------------------------------------------
  7.50%, 11/15/16                               8,620,000       10,625,497
==========================================================================
                                                                28,830,177
--------------------------------------------------------------------------
U.S. TREASURY STRIPS-0.03%

  5.98%, 11/15/23(o)                            1,650,000          551,203
==========================================================================
    Total U.S. Treasury Securities (Cost
      $103,398,216)                                            104,435,511
==========================================================================

                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
--------------------------------------------------------------------------

ASSET-BACKED SECURITIES-0.93%

OIL & GAS EXPLORATION & PRODUCTION-0.15%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired
  04/28/03-05/20/03; Cost $3,361,729)(c)       $3,327,279   $    3,214,240
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.78%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-02/25/04; Cost $6,179,945)(c)        5,820,154        6,041,958
--------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00; Cost $3,901,297)(c)                 3,950,000        4,512,393
--------------------------------------------------------------------------
Patron's Legacy 2004-I, Notes 6.67%, 02/14/17
  (Acquired 04/30/04; Cost $5,000,000)(c)       5,000,000        4,964,063
--------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $640,800)(c)                     600,000          618,889
==========================================================================
                                                                16,137,303
==========================================================================
    Total Asset-Backed Securities (Cost
      $19,083,771)                                              19,351,543
==========================================================================
TOTAL INVESTMENTS-101.59% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,964,259,329)                                            2,116,153,222
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-6.74%

Liquid Assets Portfolio-Institutional
  Class(p)(q)                                  70,211,879   $   70,211,879
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(p)(q)                                  70,211,879       70,211,879
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $140,423,758)                                      140,423,758
==========================================================================
TOTAL INVESTMENTS-108.33% (Cost
  $2,104,683,087)                                            2,256,576,980
==========================================================================
OTHER ASSETS LESS LIABILITIES-(8.33%)                         (173,545,001)
==========================================================================
NET ASSETS-100.00%                                          $2,083,031,979
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
COP     - Certificates of Participation
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
GO      - General Obligation Bonds
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $58,458,001, which represented 2.81% of the Fund's net assets. These securities for considered to be illiquid.
(d) Interest rate is redetermined quarterly. Rate shown is rate in effect on June 30, 2004.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 8.
(f) Perpetual bond with no specified maturity date.
(g) Interest rate is redetermined semi-annually. Rate shown is rate in effect on June 30, 2004.
(h) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(i) Interest does not qualify as exempt interest for federal tax purposes.
(j) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on June 30, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(k) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(m) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n) Interest rate is redetermined monthly. Rate shown is rate in effect on June 30, 2004.
(o) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(p) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(q) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,964,259,329)*                            $2,116,153,222
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $140,423,758)                            140,423,758
============================================================
    Total investments (cost $2,104,683,087)    2,256,576,980
============================================================
Cash                                                   3,989
------------------------------------------------------------
Foreign currencies, at value (cost $61)                   66
------------------------------------------------------------
Receivables for:
  Investments sold                                32,126,768
------------------------------------------------------------
  Variation margin                                   711,271
------------------------------------------------------------
  Fund shares sold                                   986,822
------------------------------------------------------------
  Dividends and interest                           8,150,575
------------------------------------------------------------
  Investments matured (Note 10)                      960,286
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   192,333
------------------------------------------------------------
Other assets                                          62,112
============================================================
    Total assets                               2,299,771,202
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           52,930,499
------------------------------------------------------------
  Fund shares reacquired                          20,569,546
------------------------------------------------------------
  Deferred compensation and retirement plans         277,822
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       140,423,758
------------------------------------------------------------
Accrued distribution fees                            842,674
------------------------------------------------------------
Accrued transfer agent fees                        1,363,079
------------------------------------------------------------
Accrued operating expenses                           331,845
============================================================
    Total liabilities                            216,739,223
============================================================
Net assets applicable to shares outstanding   $2,083,031,979
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,620,917,508
------------------------------------------------------------
Undistributed net investment income               (7,320,273)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (683,444,468)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      152,879,212
============================================================
                                              $2,083,031,979
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,158,862,539
____________________________________________________________
============================================================
Class B                                       $  681,111,057
____________________________________________________________
============================================================
Class C                                       $  238,531,140
____________________________________________________________
============================================================
Class R                                       $    4,517,116
____________________________________________________________
============================================================
Institutional Class                           $       10,127
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           47,121,079
____________________________________________________________
============================================================
Class B                                           27,755,412
____________________________________________________________
============================================================
Class C                                            9,705,412
____________________________________________________________
============================================================
Class R                                              183,473
____________________________________________________________
============================================================
Institutional Class                                      412
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        24.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $24.59 divided
      by 95.25%)                              $        25.82
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        24.54
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        24.58
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        24.62
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        24.60
____________________________________________________________
============================================================

* At June 30, 2004, securities with an aggregate market value of $138,965,781 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $16,127,467
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $174,674)          9,655,289
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                     189,756
=========================================================================
    Total investment income                                    25,972,512
=========================================================================

EXPENSES:

Advisory fees                                                   5,693,782
-------------------------------------------------------------------------
Administrative services fees                                      237,671
-------------------------------------------------------------------------
Custodian fees                                                    224,924
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       1,540,178
-------------------------------------------------------------------------
  Class B                                                       3,576,013
-------------------------------------------------------------------------
  Class C                                                       1,257,183
-------------------------------------------------------------------------
  Class R                                                          10,328
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                      2,186,163
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             20
-------------------------------------------------------------------------
Trustees' fees                                                     25,632
-------------------------------------------------------------------------
Other                                                             354,047
=========================================================================
    Total expenses                                             15,105,941
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (109,277)
=========================================================================
    Net expenses                                               14,996,664
=========================================================================
Net investment income                                          10,975,848
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        66,479,696
-------------------------------------------------------------------------
  Foreign currencies                                              (65,552)
-------------------------------------------------------------------------
  Futures contracts                                            (1,023,489)
=========================================================================
                                                               65,390,655
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                           150,188
-------------------------------------------------------------------------
  Foreign currencies                                               50,055
-------------------------------------------------------------------------
  Futures contracts                                               979,894
=========================================================================
                                                                1,180,137
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            66,570,792
=========================================================================
Net increase in net assets resulting from operations          $77,546,640
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   10,975,848    $   30,431,107
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts            65,390,655       107,782,700
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts           1,180,137       228,117,385
==============================================================================================
    Net increase in net assets resulting from operations          77,546,640       366,331,192
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (10,537,844)      (26,240,036)
----------------------------------------------------------------------------------------------
  Class B                                                         (3,520,959)       (8,673,183)
----------------------------------------------------------------------------------------------
  Class C                                                         (1,227,511)       (3,288,903)
----------------------------------------------------------------------------------------------
  Class R                                                            (32,412)          (48,722)
----------------------------------------------------------------------------------------------
  Institutional Class                                                   (105)             (209)
==============================================================================================
Decrease in net assets resulting from distributions              (15,318,831)      (38,251,053)
==============================================================================================
Share transactions-net:
  Class A                                                       (173,386,697)     (325,786,055)
----------------------------------------------------------------------------------------------
  Class B                                                        (78,435,728)     (127,772,946)
----------------------------------------------------------------------------------------------
  Class C                                                        (33,104,292)      (75,676,154)
----------------------------------------------------------------------------------------------
  Class R                                                            594,445         3,149,619
----------------------------------------------------------------------------------------------
  Institutional Class                                                    105               209
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (284,332,167)     (526,085,327)
==============================================================================================
    Net increase (decrease) in net assets                       (222,104,358)     (198,005,188)
______________________________________________________________________________________________
==============================================================================================

NET ASSETS:

  Beginning of period                                          2,305,136,337     2,503,141,525
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(7,320,273) and $(2,977,290) for 2004
    and 2003, respectively)                                   $2,083,031,979    $2,305,136,337
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended June 30, 2004, AIM waived fees of $3,064.

    For the period ended June 30, 2004, at the direction of the trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $93,526 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2004, AIM was paid $237,671 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended June 30, 2004, AISI retained $1,268,224 for such services and reimbursed fees for the Institutional Class shares of $15.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2004, the Class A, Class B, Class C and Class R shares paid $1,540,178, $3,576,013, $1,257,183 and $10,328, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2004, AIM Distributors advised the Fund that it retained $106,019 in front-end sales commissions from the sale of Class A shares and $498, $17,453, $6,669 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                             UNREALIZED
                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
FUND                           12/31/03       AT COST       FROM SALES     (DEPRECIATION)     06/30/04     INCOME*    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                      $60,195,599    $212,130,269   $(202,113,989)     $    --       $70,211,879    $97,155      $    --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional
  Class                       60,195,599     212,130,269    (202,113,989)          --        70,211,879     92,601           --
=================================================================================================================================
  Total                      $120,391,198   $424,260,538   $(404,227,978)     $    --       $140,423,758   $189,756     $    --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $586,886.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2004, the Fund received credits in transfer agency fees of $12,672 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $12,672.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $3,221 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S.

Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $138,965,781 were on loan to brokers. The loans were secured by cash collateral of $140,423,758, received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $189,756 for securities lending transactions.

NOTE 8--FUTURES CONTRACTS

On June 30, 2004, $4,150,000 principal amount of corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------
                                                                                                            UNREALIZED
                                                               NO. OF        MONTH/          MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       43       Dec-04/Long    $ 10,479,638       $(55,577)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       275       Sep-04/Long      57,900,391         81,009
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       899       Sep-04/Long      97,710,063        796,603
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                       108       Sep-04/Long      11,488,500        157,859
========================================================================================================================
                                                                                          $177,578,592       $979,894
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $194,280,842
-----------------------------------------------------------------------------
December 31, 2010                                                533,892,842
=============================================================================
Total capital loss carryforward                                 $728,173,684
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $491,446,188 and $860,060,967, respectively.

    Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments of $25,012,000 par value, Senior Unsecured Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                    INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $152,009,154
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (24,892,599)
============================================================================
Net unrealized appreciation of investment securities            $127,116,555
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $2,129,460,425.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2004                 DECEMBER 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       4,409,863    $ 107,737,911     14,724,408    $ 317,421,511
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,145,312       27,934,070      2,822,623       61,571,171
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         394,517        9,643,787      1,078,856       23,496,738
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          44,070        1,078,515        184,779        4,039,188
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         418,662       10,223,786      1,155,459       25,548,489
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         133,265        3,248,148        362,180        7,982,445
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          46,356        1,131,493        134,213        2,951,526
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                           1,319           32,239          2,176           48,722
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   5              105              9              209
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,139,657       27,947,343      1,104,079       24,477,117
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,142,663)     (27,947,343)    (1,106,931)     (24,477,117)
==========================================================================================================================
Reacquired:
  Class A                                                     (13,071,058)    (319,295,737)   (31,672,931)    (693,233,172)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,351,414)     (81,670,603)    (8,005,292)    (172,849,445)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,797,980)     (43,879,572)    (4,686,941)    (102,124,418)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (21,064)        (516,309)       (41,885)        (938,291)
==========================================================================================================================
                                                              (11,651,153)   $(284,332,167)   (23,945,198)   $(526,085,327)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           CLASS A
                            -----------------------------------------------------------------------------------------------------
                            SIX MONTHS
                              ENDED                                 YEAR ENDED DECEMBER 31,
                             JUNE 30,           ----------------------------------------------------------------
                               2004                2003             2002             2001                2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                 $   23.93           $    20.81       $    25.94       $    30.10          $    32.69       $    28.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          0.16                 0.35(a)          0.49(a)          0.71(a)(b)          0.92(a)          0.82(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)                  0.71                 3.20            (5.09)           (4.14)              (2.23)            4.46
=================================================================================================================================
    Total from investment
      operations                 0.87                 3.55            (4.60)           (3.43)              (1.31)            5.28
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income           (0.21)               (0.43)           (0.53)           (0.73)              (0.79)           (0.82)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                 --                   --               --               --               (0.49)              --
=================================================================================================================================
    Total distributions         (0.21)               (0.43)           (0.53)           (0.73)              (1.28)           (0.82)
=================================================================================================================================
Net asset value, end of
  period                    $   24.59           $    23.93       $    20.81       $    25.94          $    30.10       $    32.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                  3.66%               17.23%          (17.85)%         (11.36)%             (4.18)%          19.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)            $1,158,863          $1,297,378       $1,434,164       $2,284,776          $2,507,641       $1,800,350
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to
  average net assets             1.03%(d)(e)          1.10%            1.06%            1.01%               0.96%            0.94%
=================================================================================================================================
Ratio of net investment
  income to average net
  assets                         1.33%(d)             1.60%            2.11%            2.60%(b)            2.80%            2.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)         23%                 114%              78%              73%                 55%              65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,238,912,319.
(e) After fee waivers and reimbursements. Ratio of expenses to average net assets prior to fee waivers and reimbursements was 1.04% (annualized).
(f)  Not annualized for periods less than one year.

                                                                              CLASS B
                                   ----------------------------------------------------------------------------------------------
                                   SIX MONTHS
                                     ENDED                                     YEAR ENDED DECEMBER 31,
                                    JUNE 30,        -----------------------------------------------------------------------------
                                      2004            2003           2002            2001                2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                            $  23.87        $  20.77       $  25.88       $    30.01          $    32.61       $    28.18
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                 0.07            0.19(a)        0.31(a)          0.50(a)(b)          0.66(a)          0.58(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized and
    unrealized)                         0.72            3.17          (5.06)           (4.11)              (2.23)            4.45
=================================================================================================================================
    Total from investment
      operations                        0.79            3.36          (4.75)           (3.61)              (1.57)            5.03
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                             (0.12)          (0.26)         (0.36)           (0.52)              (0.54)           (0.60)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                 --              --             --               --               (0.49)              --
=================================================================================================================================
    Total distributions                (0.12)          (0.26)         (0.36)           (0.52)              (1.03)           (0.60)
=================================================================================================================================
Net asset value, end of period      $  24.54        $  23.87       $  20.77       $    25.88          $    30.01       $    32.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                         3.32%          16.29%        (18.46)%         (12.01)%             (4.93)%          18.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                          $681,111        $739,424       $766,330       $1,176,679          $1,358,823       $1,183,215
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                1.78%(d)(e)     1.85%          1.81%            1.76%               1.73%            1.75%
=================================================================================================================================
Ratio of net investment income to
  average net assets                    0.58%(d)        0.85%          1.36%            1.86%(b)            2.03%            2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                23%            114%            78%              73%                 55%              65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $719,132,319.
(e) After fee waivers and reimbursements. Ratio of expenses to average net assets prior to fee waivers and reimbursements was 1.79% (annualized).
(f)  Not annualized for periods less than one year.

                                                                                CLASS C
                                      -------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                     YEAR ENDED DECEMBER 31,
                                       JUNE 30,           -----------------------------------------------------------------------
                                         2004               2003           2002           2001              2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  23.91           $  20.80       $  25.92       $  30.05          $  32.65       $  28.21
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.07               0.19(a)        0.31(a)        0.50(a)(b)        0.66(a)        0.58(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.72               3.18          (5.07)         (4.11)            (2.23)          4.46
=================================================================================================================================
    Total from investment operations       0.79               3.37          (4.76)         (3.61)            (1.57)          5.04
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                (0.12)             (0.26)         (0.36)         (0.52)            (0.54)         (0.60)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                    --                 --             --             --             (0.49)            --
=================================================================================================================================
    Total distributions                   (0.12)             (0.26)         (0.36)         (0.52)            (1.03)         (0.60)
=================================================================================================================================
Net asset value, end of period         $  24.58           $  23.91       $  20.80       $  25.92          $  30.05       $  32.65
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                            3.32%             16.32%        (18.46)%       (11.99)%           (4.93)%        18.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $238,531           $264,513       $302,346       $483,644          $365,510       $200,585
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                   1.78%(d)(e)        1.85%          1.81%          1.76%             1.73%          1.75%
=================================================================================================================================
Ratio of net investment income to
  average net assets                       0.58%(d)           0.85%          1.36%          1.85%(b)          2.03%          2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                   23%               114%            78%            73%               55%            65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $252,818,170.
(e) After fee waivers and reimbursements. Ratio of expenses to average net assets prior to fee waivers and reimbursements was 1.79% (annualized).
(f)  Not annualized for periods less than one year.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                     JUNE 3, 2002
                                                              SIX MONTHS                              (DATE SALES
                                                                ENDED              YEAR ENDED        COMMENCED) TO
                                                               JUNE 30,           DECEMBER 31,       DECEMBER 31,
                                                                 2004                 2003               2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  23.95              $20.83             $ 23.73
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.13                0.30(a)             0.22(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.72                3.19               (2.78)
==================================================================================================================
    Total from investment operations                               0.85                3.49               (2.56)
==================================================================================================================
Less distributions from net investment income                     (0.18)              (0.37)              (0.34)
==================================================================================================================
Net asset value, end of period                                 $  24.62              $23.95             $ 20.83
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                    3.57%              16.92%             (10.82)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  4,517              $3,812             $   293
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                            1.28%(c)(d)         1.35%               1.33%(e)
==================================================================================================================
Ratio of net investment income to average net assets               1.08%(c)            1.35%               1.83%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                           23%                114%                 78%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,153,721.
(d) After fee waivers and reimbursements. Ratio of expenses to average net assets prior to fee waivers and reimbursements was 1.29% (annualized).
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                                                  MARCH 15, 2002
                                                              SIX MONTHS                           (DATE SALES
                                                                ENDED           YEAR ENDED        COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,        DECEMBER 31,
                                                                 2004              2003                2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $23.94            $20.82             $ 25.81
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.20              0.44(a)             0.44(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.72              3.20               (4.83)
================================================================================================================
    Total from investment operations                              0.92              3.64               (4.39)
================================================================================================================
Less distributions from net investment income                    (0.26)            (0.52)              (0.60)
================================================================================================================
Net asset value, end of period                                  $24.60            $23.94             $ 20.82
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                   3.84%            17.71%             (17.16)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   10            $   10             $     8
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                  0.69%(c)          0.68%               0.67%(d)
----------------------------------------------------------------------------------------------------------------
  With fee waivers and/or expense reimbursements                  0.99%(c)          1.13%               0.80%(d)
================================================================================================================
Ratio of net investment income to average net assets              1.67%(c)          2.02%               2.50%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(e)                                          23%              114%                 78%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,996.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the

Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   Chairman and President                        Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Albert R. Dowden                  Executive Vice President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Kevin M. Carome                               11 Greenway Plaza
Carl Frischling                   Senior Vice President, Secretary              Suite 100
Robert H. Graham                  and Chief Legal Officer                       Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis                Sidney M. Dilgren                             TRANSFER AGENT
Lewis F. Pennock                  Vice President and Treasurer                  AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Louis S. Sklar                    Robert G. Alley                               Houston, TX 77210-4739
Larry Soll, Ph.D.                 Vice President
Mark H. Williamson                                                              CUSTODIAN
                                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
                                                                                Boston, MA 02110-2801
                                  Melville B. Cox
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
                                                                                Philadelphia, PA 19103-7599
                                  Edgar M. Larsen
                                  Vice President                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(4)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(5)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(6)     AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                            SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                     AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     ===============================================================================
INVESCO Dynamics Fund                        CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Mid-Cap Growth Fund                  FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Small Company Growth Fund            PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO S&P 500 Index Fund                   THOROUGHLY BEFORE INVESTING.
INVESCO Total Return Fund*                   ===============================================================================

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.


AIMinvestments.com       BAL-SAR-1        A I M Distributors, Inc.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                         AIM BASIC BALANCED FUND
                               Semiannual Report to Shareholders o June 30, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM BASIC BALANCED FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             o A direct investment cannot be made in
                                                                                           an index. Unless otherwise indicated,
o Effective 9/30/03, Class B shares are      o The unmanaged Lipper Balanced Fund          index results include reinvested
not available as an investment for           Index represents an average of the 30         dividends, and they do not reflect sales
retirement plans maintained pursuant to      largest balanced funds tracked by             charges. Performance of an index of
Section 401 of the Internal Revenue          Lipper, Inc., an independent mutual fund      funds reflects fund expenses;
Code, including 401(k) plans, money          performance monitor. It is calculated         performance of a market index does not.
purchase pension plans and profit            daily, with adjustments for
sharing plans. Plans that have existing      distributions as of the ex-dividend           o The fund is not managed to track the
accounts invested in Class B shares will     dates.                                        performance of any particular index,
continue to be allowed to make                                                             including the indexes defined here, and
additional purchases.                        o The unmanaged Standard & Poor's             consequently, the performance of the
                                             Composite Index of 500 Stocks (the S&P        fund may deviate significantly from the
o Class R shares are available only to       500--Registered Trademark-- Index) is an      performance of the indexes.
certain retirement plans. Please see the     index of common stocks frequently used
prospectus for more information.             as a general measure of U.S. stock            OTHER INFORMATION
                                             market performance.
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   o The average credit quality of the
                                             o The fund uses a blended index composed      fund's holdings as of the close of the
o U.S. Treasury securities such as           of 60% Russell 1000--Registered               reporting period represents the weighted
bills, notes and bonds offer a high          Trademark-- Value Index and 40% Lehman        average quality rating of the securities
degree of safety, and they guarantee the     U.S. Aggregate Bond Index. The unmanaged      in the portfolio as assigned by
payment of principal and any applicable      Russell 1000--Registered Trademark--          Nationally Recognized Statistical Rating
interest if held to maturity. Fund           Index represents the performance of the       Organizations based on assessment of the
shares are not insured, and their value      stocks of large-capitalization                credit quality of the individual
and yield will vary with market              companies; the Value segment measures         securities.
conditions.                                  the performance of Russell 1000
                                             companies with lower price/book ratios        o Effective duration is a measure of a
o International investing presents           and lower forecasted growth values. The       bond fund's price sensitivity to changes
certain risks not associated with            unmanaged Lehman U.S. Aggregate Bond          in interest rates. It also takes into
investing solely in the United States.       Index, which represents the U.S.              account mortgage prepayments, puts,
These include risks relating to              investment-grade fixed-rate bond market       adjustable coupons and potential call
fluctuations in the value of the U.S.        (including government and corporate           dates.
dollar relative to the values of other       securities, mortgage pass-through
currencies, the custody arrangements         securities and asset-backed securities),      o The returns shown in the Management's
made for the fund's foreign holdings,        is compiled by Lehman Brothers, a global      Discussion of Fund Performance are based
differences in accounting, political         investment bank.                              on net asset values calculated for
risks and the lesser degree of public                                                      shareholder transactions. Generally
information required to be provided by       o The unmanaged MSCI World Index is a         accepted accounting principles require
non-U.S. companies. The fund may invest      group of global securities tracked by         adjustments to be made to the net assets
up to 25% of its assets in the               Morgan Stanley Capital International.         of the fund at period end for financial
securities of non-U.S. issuers.                                                            reporting purposes, and as such, the net
                                             o The unmanaged Lehman U.S. Aggregate         asset values for shareholder
o The fund may participate in the            Bond Index, which represents the U.S.         transactions and the returns based on
initial public offering (IPO) market in      investment-grade fixed-rate bond market       those net asset values may differ from
some market cycles. Because of the           (including government and corporate           the net asset values and returns
fund's small asset base, any investment      securities, mortgage pass-through             reported in the Financial Highlights.
the fund may make in IPOs may                securities and asset-backed securities),
significantly affect the fund's total        is compiled by Lehman Brothers, a global      o Industry classifications used in this
return. As the fund's assets grow, the       investment bank.                              report are generally according to the
impact of IPO investments will decline,                                                    Global Industry Classification Standard,
which may reduce the effect of IPO                                                         which was developed by and is the
investments on the fund's total return.                                                    exclusive property and a service mark of
                                                                                           Morgan Stanley Capital International
                                                                                           Inc. and Standard & Poor's.

                                                                                           A description of the policies and
                                                                                           procedures that the fund uses to
                                                                                           determine how to vote proxies relating
                                                                                           to portfolio securities is available
                                                                                           without charge, upon request, by calling
                                                                                           800-959-4246, or on the AIM Web site,
                                                                                           AIMinvestments.com.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The six months covered by this report could be characterized
ROBERT H.           as a trendless market. Positive news about employment and a
GRAHAM]             strengthening economy were offset by concerns about higher interest rates, continued violence in Iraq and high oil
ROBERT H. GRAHAM    prices. The result: muted performance in both U.S. equity
                    and fixed-income markets.

                       The same macroeconomic factors were at work overseas as
                    well, causing developed international markets to generally perform in line with that of the United States. In fact, the MSCI World Index tracked the performance of the S&P 500 Index with six-month returns of 3.52% and 3.44%, respectively.

   The anticipation of higher interest rates hampered bond performance, with most areas of the fixed-income market turning in flat returns for the six-month period, as evidenced by the 0.15% return of the Lehman U.S. Aggregate Bond Index. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In an unremarkable period like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.55% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.20%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   There continues to be increased regulatory focus on mutual funds and other investment products. For the latest information about ongoing regulatory matters, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for investor education and planning information as well as regular performance updates on our funds.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM
Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
July 20, 2004

*Average annual total returns, June 30, 1979, to June 30, 2004. Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDUSTRIALS, HEALTH CARE, ENERGY                                                           U.S. Treasuries of various maturities
SECTORS PACED FUND PERFORMANCE                                                             and U.S. corporate instruments.

Class A shares of AIM Basic Balanced         continued violence in Iraq and                YOUR FUND
Fund returned 3.05% at net asset value       persistently high oil prices.
for the six-month reporting period ended                                                   The fund's overweight position in
June 30, 2004. (Had the effects of the          As the reporting period closed, the        industrials in comparison to the Russell
front-end sales charge been included,        U.S. Federal Reserve (the Fed) hiked the      1000 Value Index, one of the best
the return would have been lower.) The       federal funds target rate by 0.25%--its       performing sectors of the index, along
fund's blended index (60% Russell 1000       first rate increase in four years. The        with strong stock selection in the
Value Index/40% Lehman U.S. Aggregate        Fed's decision came amid signs that the       sector, helped fuel positive performance
Bond Index), the Lipper Balanced Fund        economy was strengthening and inflation,      in the fund's equity portfolio.
Index and the S&P 500 Index returned         while still relatively tame, had risen        Industrials outperformed the broader
2.41%, 2.25% and 3.44%, respectively.        in recent months.                             market on news of strong GDP growth
The fund outperformed the first two                                                        along with growing factory orders and
benchmarks, which have a comparable mix         Gross domestic product (GDP) expanded      payrolls. While index returns in the
of stocks and bonds, primarily because       at an annualized rate of 4.5% in the          health care sector were only modestly
of strong performance from its equity        first quarter of 2004 and 3.0% during         positive, the fund significantly
portfolio. The fund underperformed its       the second quarter. What had been a           outperformed here as well.
broad market index, the S&P 500 Index,       "jobless recovery" produced more than
due to modest returns from its bond          1.2 million new jobs from January             The fund's energy holdings
portfolio, which is not part of the S&P      through June, according to the U.S.           outperformed the energy sector of the
500; the S&P 500 is made up of stocks        Department of Labor.                          S&P 500 Index, the best performing area
only. Results for other share classes                                                      of the market. The energy sector
are found in the table on page 3.               In the U.S. fixed-rate securities          continued to benefit from high commodity
                                             market, high yield issues outperformed        prices as well as the ongoing threat of
MARKET CONDITIONS                            their investment-grade counterparts, on       oil supply disruptions at a time of
                                             average, for the reporting period. The        increasing global demand.
Equity markets during the period were        U.S. investment-grade fixed-rate bond
characterized by a consolidating market      market, as measured by the Lehman U.S.           The materials and consumer
environment with returns more muted than     Aggregate Bond Index, returned 0.15% for      discretionary sectors underperformed
those experienced in 2003. Strong            the same period. Among the segments of        during the reporting period, hurting
macroeconomic news on the industrial and     the investment-grade Lehman U.S.              fund performance. The materials sector
employment fronts was offset by concerns     Aggregate Bond Index, fixed-rate              posted a loss, largely on fears of a
over higher interest rates,                  mortgage-backed securities averaged the       slowing Chinese economy. The relative
                                             highest results, followed by U.S. agency      underperformance of consumer
                                             investments,                                  discretionary holdings was a function of
                                                                                           the fund's overweight position to the
                                                                                           sector's flat returns. Concerns about
                                                                                           the impact of rising

====================================================================================================================================

TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*                            TOP 10 FIXED INCOME ISSUERS*

 1. Tyco International Ltd.                   1. U.S. Mortgage-Backed Securities  9.2%      1. U.S. Treasury                   6.8%
    (Bermuda)                        3.0%
                                              2. U.S. Treasury Securities         6.8       2. Federal Home Loan Bank          5.4
 2. Fannie Mae                       2.2
                                              3. U.S. Government Agency                     3. Federal National Mortgage
 3. First Data Corp.                 2.1         Securities                       5.8          Association (FNMA)              5.1

 4. Waste Management, Inc.           2.1      4. Other Diversified Financial                4. Federal Home Loan Mortgage
                                                 Services                         5.0          Corp. (FHLMC)                   3.3
 5. Cardinal Health, Inc.            2.1
                                              5. Industrial Conglomerates         4.5       5. Government National Mortgage
 6. Computer Associates                                                                        Association (GNMA)              1.2
    International, Inc.              2.1      6. Pharmaceuticals                  4.1
                                                                                            6. General Motors Acceptance Corp. 0.8
 7. Citigroup Inc.                   2.0      7. Health Care Distributors         3.5
                                                                                            7. Ford Motor Credit Co.           0.8
 8. Cendant Corp.                    1.9      8. Data Processing & Outsourced
                                                 Services                         3.4       8. Hertz Corp. (The)               0.6
 9. Aventis S.A. (France)            1.8
                                              9. Advertising                      2.8       9. Santander Financial Issuances
10. ACE Ltd. (Cayman Islands)        1.6                                                       (Cayman Islands)                0.4
                                             10. Diversified Banks                2.7
                                                                                           10. Time Warner Cos., Inc.          0.4

                                                                                           TOTAL NUMBER OF HOLDINGS*           304

                                                                                           TOTAL NET ASSETS         $174.9 MILLION
*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

interest rates and high oil prices           we saw almost equally attractive                               R. CANON COLEMAN II
resulted in poor relative performance        valuation opportunities in both areas.                         Mr. Coleman, Chartered
for this sector.                             Based on our valuation estimates, the             [COLEMAN     Financial Analyst,
                                             relative valuation advantage smaller               PHOTO]      joined AMVESCAP in
   Among specific holdings that most         companies enjoyed during the past                              1999. He earned a B.S.
benefited fund performance were              several years also appears to have been                        and an M.S. in
manufacturing conglomerate Tyco and          corrected by the significant                  accounting from the University of
pharmaceuticals manufacturer Aventis.        outperformance of small- and mid-cap          Florida and an M.B.A. from The Wharton
Tyco continued to move beyond the            stocks in recent periods. As a result of      School at the University of
controversy associated with its former       these changing opportunities, we have         Pennsylvania.
chief executive officer, as investors        moved gradually into more economically
focused on accelerating sales growth,        defensive sectors such as health care.                         JAN H. FRIEDLI
margin expansion opportunities and                                                                          Mr. Friedli began his
significant cash-flow generation. The           The fixed-income portfolio performed           [FRIEDLI     investment career in
strength in Aventis was primarily            in line with fixed-income markets, as              PHOTO]      1990 and has worked
attributable to the company's recent         measured by the Lehman U.S. Aggregate                          as a portfolio
decision to merge with another French        Bond Index, which experienced a                                manager since 1997.
pharmaceutical manufacturer.                 difficult quarter as short-term interest      He joined AIM in 1999. He graduated from
                                             rates began to trend upward. In this          Villanova University with a B.S. in
   Detractors from fund performance          unfavorable environment, the portfolio        computer science. He earned an M.B.A.
included pharmaceuticals manufacturer        benefited from its reduced duration           from the University of Chicago.
Wyeth and investment banking firm Morgan     profile. In addition, the portfolio's
Stanley. Wyeth, maker of both                exposure to high-coupon mortgage-backed                        SCOT W. JOHNSON
prescription drugs and over-the-counter      securities also helped contribute to                           Mr. Johnson, Chartered
health products, saw its stock weaken        performance given the defensive nature            [JOHNSON     Financial Analyst,
because of the perception of increased       of their above-market coupon rates and             PHOTO]      joined AIM in 1994 as
risk related to diet drug litigation.        more stable prepayment patterns.                               a junior portfolio
Morgan Stanley, like many companies in       Importantly, the portfolio's credit                            analyst. He received
the financial sector, declined on fears      profile remained very strong with a           both his B.A. in economics and an M.B.A.
of rising interest rates. The fund           weighted-average AA rating.                   in finance from Vanderbilt University.
continued to hold both companies at the
end of the period.                           IN CLOSING                                                     MATTHEW W. SEINSHEIMER
                                                                                                            Mr. Seinsheimer,
   The extremes created in the recent        The absence of a long-term investment           [SEINSHEIMER   Chartered Financial
bear market have largely been erased. As     horizon is a major obstacle many face in           PHOTO]      Analyst, began his
markets have rallied, the abundance of       building wealth. Results during this                           investment career in
compelling valuation opportunities in        period were favorable, but normal market                       1992 as a fixed-income
economically-sensitive stocks relative       volatility limits our ability to measure      trader and joined AIM in 1998. He
to more defensive stocks has                 success. But over longer time periods,        received a B.B.A. from Southern
significantly decreased. At the close of     we have the potential to turn market          Methodist University and an M.B.A. from
the reporting period,                        volatility into capital appreciation.         The University of Texas at Austin.
                                             Our equity strategy is to invest in
                                             quality companies when they are                                MICHAEL J. SIMON
                                             significantly undervalued by the market.                       Mr. Simon, Chartered
                                             We believe a long-term investment                  [SIMON      Financial Analyst,
                                             horizon and attractive value content are           PHOTO]      joined AIM in 2001.
                                             critical to creating wealth. At the                            Mr. Simon worked as
                                             close of the period the discount between                       a vice president,
                                             market value and our estimate of              equity analyst and portfolio manager.
                                             portfolio intrinsic value remained            Mr. Simon, who began his investment
                                             attractive. We will continue to work          career in 1989, received a B.B.A. in
                                             hard to grow this portfolio value. Thank      finance from Texas Christian University
                                             you for your investment and for sharing       and an M.B.A. from the University of
                                             our long-term horizon.                        Chicago.

                                                  See important fund and index                              BRET W. STANLEY
                                                 disclosures inside front cover.                            Mr. Stanley, Chartered
                                                                                               [STANLEY     Financial Analyst, is
                                                                                                PHOTO]      lead manager of AIM
                                                                                                            Basic Balanced Fund.
                                                                                                            Prior to joining AIM
                                                                                           in 1998, he managed equity income and
                                                                                           value portfolios. He began his
                                                                                           investment career in 1988. Mr. Stanley
                                                                                           received a B.B.A. in finance from The
                                                                                           University of Texas at Austin and an
                                                                                           M.S. in finance from the University of
                                                                                           Houston.

                                                                                           Assisted by the Basic Value and Fixed
                                                                                           Income teams

=====================================================================================

FUND VS. INDEXES

Total returns 12/31/03-6/30/04, excluding sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                3.05%

CLASS B SHARES                                                2.72

CLASS C SHARES                                                2.72

CLASS R SHARES                                                3.03

S&P 500 INDEX (BROAD MARKET INDEX)                            3.44

60% RUSSELL 1000 VALUE INDEX/
40% LEHMAN U.S. AGGREGATE BOND INDEX (STYLE-SPECIFIC INDEX)   2.41

LIPPER BALANCED FUND INDEX (PEER GROUP INDEX)                 2.25

Source: Lipper, Inc.

=====================================================================================             [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your fund's long-term performance record for periods ended 6/30/04, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================


====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 Class R shares' inception date is             (CDSC) for the period involved. The CDSC
As of 6/30/04, including applicable          4/30/04. Returns since that date are          on Class B shares declines from 5%
sales charges                                historical returns. All other returns         beginning at the time of purchase to 0%
                                             are blended returns of historical Class       at the beginning of the seventh year.
CLASS A SHARES                               R share performance and restated Class A      The CDSC on Class C shares is 1% for the
Inception (9/28/01)                5.33%     share performance (for periods prior to       first year after purchase. Class R
  1 Year                           9.81      the inception date of Class R shares) at      shares do not have a front-end sales
                                             net asset value, adjusted to reflect the      charge; returns shown are at net asset
CLASS B SHARES                               higher Rule 12b-1 fees applicable to          value and do not reflect a 0.75% CDSC
Inception (9/28/01)                5.56%     Class R shares. Class A shares'               that may be imposed on a total
  1 Year                           9.59      inception date is 9/28/01.                    redemption of retirement plan assets
                                                                                           within the first year. The performance
CLASS C SHARES                                  The performance data quoted represent      of the fund's share classes will differ
Inception (9/28/01)                6.54%     past performance and cannot guarantee         due to different sales charge structures
  1 Year                          13.48      comparable future results; current            and class expenses.
                                             performance may be lower or higher.
CLASS R SHARES                               Please visit AIMinvestments.com for the
Inception                          7.08%     most recent month-end performance.
  1 Year                          15.15      Performance figures reflect reinvested
                                             distributions, changes in net asset
                                             value and the effect of the maximum
                                             sales charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.

                                                Class A share performance reflects
                                             the maximum 4.75% sales charge, and
                                             Class B and Class C share performance         [ARROW
                                             reflects the applicable contingent            BUTTON       For More Information Visit
                                             deferred sales charge                         IMAGE]           AIMinvestments.com

====================================================================================================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 6/30/04

AIM BASIC BALANCED FUND

===================================================================================================================================

INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  Please note that past performance is not
                                             For periods ended 6/30/04                     indicative of future results. More
The following information has been                                                         recent returns may be more or less than
prepared to provide Institutional Class      Inception                    7.30%            those shown. All returns assume
shareholders with a performance overview     1 Year                      15.49             reinvestment of distributions at net
specific to their holdings.                  6 Months*                    3.26             asset value. Investment return and
Institutional Class shares are offered                                                     principal value will fluctuate so your
exclusively to institutional investors,      *Cumulative total return that has not         shares, when redeemed, may be worth more
including defined contribution plans          been annualized                              or less than their original cost. See
that meet certain criteria.                                                                full report for information on
                                                                                           comparative benchmarks. Please consult
                                             Institutional Class shares' inception         your fund prospectus for more
                                             date is 4/30/04. Returns since that date      information. For the most current
                                             are historical returns. All other             month-end performance, please call
                                             returns are blended returns of                800-451-4246 or visit
                                             historical Institutional Class share          AIMinvestments.com.
                                             performance and restated Class A share
                                             performance (for periods prior to the
                                             inception date of Institutional Class
                                             shares) at net asset value and reflect
                                             the higher Rule 12b-1 fees applicable to
                                             Class A shares. Class A shares'
                                             inception date is 9/28/01. Institutional
                                             Class shares would have had different
                                             returns due to differences in the
                                             expense structure of the Institutional
                                             Class.

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes due to differing
                                             sales charges and class expenses.

===================================================================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.


AIMinvestments.com        BBA-INS-2          YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                                              --Registered Trademark--              --Registered Trademark--

                            A I M Distributors, Inc.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-65.21%

ADVERTISING-2.71%

Interpublic Group of Cos., Inc. (The)(a)          183,000   $  2,512,590
------------------------------------------------------------------------
Omnicom Group Inc.                                 29,400      2,231,166
========================================================================
                                                               4,743,756
========================================================================

AEROSPACE & DEFENSE-1.05%

Honeywell International Inc.                       50,000      1,831,500
========================================================================

ALUMINUM-1.06%

Alcoa Inc.                                         56,000      1,849,680
========================================================================

APPAREL RETAIL-1.44%

Gap, Inc. (The)                                   103,900      2,519,575
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.17%

Bank of New York Co., Inc. (The)                   69,700      2,054,756
========================================================================

BUILDING PRODUCTS-2.50%

American Standard Cos. Inc.(a)                     41,000      1,652,710
------------------------------------------------------------------------
Masco Corp.                                        87,200      2,718,896
========================================================================
                                                               4,371,606
========================================================================

COMMUNICATIONS EQUIPMENT-0.69%

Motorola, Inc.                                     66,300      1,209,975
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.58%

Deere & Co.                                        14,500      1,017,030
========================================================================

CONSUMER ELECTRONICS-2.22%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               58,700      1,596,640
------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             60,000      2,283,000
========================================================================
                                                               3,879,640
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.43%

Ceridian Corp.(a)                                 100,900      2,270,250
------------------------------------------------------------------------
First Data Corp.                                   83,600      3,721,872
========================================================================
                                                               5,992,122
========================================================================

DEPARTMENT STORES-0.85%

May Department Stores Co. (The)                    54,000      1,484,460
========================================================================

DIVERSIFIED BANKS-1.32%

Bank One Corp.                                     45,400      2,315,400
========================================================================

DIVERSIFIED CHEMICALS-0.43%

Dow Chemical Co. (The)                             18,500        752,950
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


DIVERSIFIED COMMERCIAL SERVICES-1.93%

Cendant Corp.                                     138,200   $  3,383,136
========================================================================

ELECTRIC UTILITIES-0.23%

FirstEnergy Corp.                                  10,600        396,546
========================================================================

ENVIRONMENTAL SERVICES-2.10%

Waste Management, Inc.                            120,000      3,678,000
========================================================================

FOOD RETAIL-2.45%

Kroger Co. (The)(a)                               123,900      2,254,980
------------------------------------------------------------------------
Safeway Inc.(a)                                    80,000      2,027,200
========================================================================
                                                               4,282,180
========================================================================

GENERAL MERCHANDISE STORES-1.42%

Target Corp.                                       58,400      2,480,248
========================================================================

HEALTH CARE DISTRIBUTORS-3.51%

Cardinal Health, Inc.                              52,200      3,656,610
------------------------------------------------------------------------
McKesson Corp.                                     72,500      2,488,925
========================================================================
                                                               6,145,535
========================================================================

HEALTH CARE EQUIPMENT-1.41%

Baxter International Inc.                          50,500      1,742,755
------------------------------------------------------------------------
Waters Corp.(a)                                    15,000        716,700
========================================================================
                                                               2,459,455
========================================================================

HEALTH CARE FACILITIES-1.28%

HCA Inc.                                           53,800      2,237,542
========================================================================

HEALTH CARE SERVICES-0.52%

IMS Health Inc.                                    38,800        909,472
========================================================================

INDUSTRIAL CONGLOMERATES-4.29%

General Electric Co.                               71,100      2,303,640
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 156,600      5,189,724
========================================================================
                                                               7,493,364
========================================================================

INDUSTRIAL MACHINERY-1.60%

Illinois Tool Works Inc.                           29,100      2,790,399
========================================================================

INSURANCE BROKERS-0.69%

Aon Corp.                                          42,500      1,209,975
========================================================================

INVESTMENT BANKING & BROKERAGE-2.53%

Merrill Lynch & Co., Inc.                          38,000      2,051,240
------------------------------------------------------------------------
Morgan Stanley                                     45,100      2,379,927
========================================================================
                                                               4,431,167
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MANAGED HEALTH CARE-1.51%

Anthem, Inc.(a)                                    29,500   $  2,642,020
========================================================================

MOVIES & ENTERTAINMENT-1.48%

Walt Disney Co. (The)                             101,500      2,587,235
========================================================================

MULTI-LINE INSURANCE-1.00%

Hartford Financial Services Group, Inc. (The)      25,500      1,752,870
========================================================================

OIL & GAS DRILLING-1.92%

Pride International, Inc.(a)                       49,200        841,812
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                86,900      2,514,886
========================================================================
                                                               3,356,698
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.75%

Halliburton Co.                                    66,500      2,012,290
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    16,400      1,041,564
========================================================================
                                                               3,053,854
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.00%

Citigroup Inc.                                     74,000      3,441,000
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            39,000      1,512,030
------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired 06/03/04; Cost
  $292,263)(b)(c)                                     300        292,500
========================================================================
                                                               5,245,530
========================================================================

PACKAGED FOODS & MEATS-1.00%

Kraft Foods Inc.-Class A                           55,000      1,742,400
========================================================================

PHARMACEUTICALS-4.14%

Aventis S.A. (France)                              40,700      3,079,768
------------------------------------------------------------------------
Pfizer Inc.                                        62,200      2,132,216
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (France)                     3,500        222,376
------------------------------------------------------------------------
Wyeth                                              49,700      1,797,152
========================================================================
                                                               7,231,512
========================================================================

PROPERTY & CASUALTY INSURANCE-1.63%

ACE Ltd. (Cayman Islands)                          67,600      2,858,128
========================================================================

SYSTEMS SOFTWARE-2.05%

Computer Associates International, Inc.           127,800      3,586,068
========================================================================

THRIFTS & MORTGAGE FINANCE-2.32%

Fannie Mae                                         53,400      3,810,624
------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.                     4,850        242,985
========================================================================
                                                               4,053,609
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $95,789,869)                                     114,029,393
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

BONDS & NOTES-14.05%

ADVERTISING-0.08%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $  130,000   $    138,258
========================================================================

AEROSPACE & DEFENSE-0.02%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                           35,000         38,775
========================================================================

BROADCASTING & CABLE TV-0.81%

Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                           100,000        112,039
------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                                  65,000         67,586
------------------------------------------------------------------------
  7.50%, 08/15/04                                 100,000        100,731
------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                         75,000         78,994
------------------------------------------------------------------------
Rogers Cable Inc. (Canada)-Series B, Sr. Sec.
  Yankee Notes, 10.00%, 03/15/05                  160,000        167,200
------------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes, 8.65%,
  09/15/04                                        200,000        202,582
------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Notes, 7.98%, 08/15/04                          150,000        151,177
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb.,
    6.88%, 06/15/18                               300,000        315,081
------------------------------------------------------------------------
    7.57%, 02/01/24                                65,000         70,361
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000        157,018
========================================================================
                                                               1,422,769
========================================================================

CONSUMER FINANCE-2.22%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                           325,000        361,390
------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                        225,000        237,193
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06               275,000        290,771
------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08                   150,000        160,831
------------------------------------------------------------------------
DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          50,000         50,297
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Floating Rate Global Notes, 3.05%,
    10/25/04(c)                                   175,000        175,373
------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05                          100,000        103,264
------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07                                55,000         57,876
------------------------------------------------------------------------
    6.88%, 02/01/06                               450,000        472,657
------------------------------------------------------------------------
    7.50%, 03/15/05                               275,000        284,133
------------------------------------------------------------------------
    7.75%, 03/15/05                               220,000        227,634
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
    3.34%, 03/04/05(c)                            625,000        625,294
------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06                                90,000         91,156
------------------------------------------------------------------------
    7.50%, 07/15/05                               100,000        104,704
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

  Medium Term Notes,
    5.25%, 05/16/05                            $   55,000   $     56,130
------------------------------------------------------------------------
    5.36%, 07/27/04                               275,000        275,712
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(d)                                   300,000        314,328
========================================================================
                                                               3,888,743
========================================================================

DIVERSIFIED BANKS-1.40%

AB Spintab, Bonds, 7.50%, (Acquired 02/12/04;
  Cost $245,524)(b)(e)                            220,000        237,381
------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(b)             25,000         26,087
------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $98,375)(b)                      100,000         94,988
------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 1.97%, 06/08/28(c)                  250,000        243,605
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $123,064)(b)(e)                                 100,000        119,033
------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $75,926)(b)                                      60,000         68,092
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05            200,000        209,578
------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  2.15%(e)(f)                                     100,000         99,000
------------------------------------------------------------------------
Danske Bank A/S (Denmark), Tier I
  Floating Rate Bonds,
  5.91% (Acquired 06/07/04; Cost
    $100,000)(b)(e)                               100,000        101,124
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $46,626)(b)(e)                                   50,000         45,379
------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.19%(e)(f)                                     140,000        122,312
------------------------------------------------------------------------
National Bank of Canada (Canada),
  Floating Rate Euro Deb.,
  1.31%, 08/29/87(f)                               80,000         71,221
------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub.
  Floating Rate Euro Notes, 1.38%(e)(f)           150,000        129,461
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           100,000        122,694
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.88%, 06/01/28(c)                       175,000        164,887
------------------------------------------------------------------------
RBS Capital Trust I, Bonds 4.71%(e)                50,000         46,044
------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                                 275,000        275,476
------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10                          250,000        263,325
========================================================================
                                                               2,439,687
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

DIVERSIFIED CAPITAL MARKETS-0.13%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(e)                              $  185,000   $    220,995
========================================================================

ELECTRIC UTILITIES-0.53%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05             20,000         21,320
------------------------------------------------------------------------
CenterPoint Energy, Inc.-Series B, Sr. Global
  Notes, 5.88%, 06/01/08                           45,000         45,548
------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                  30,000         30,212
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(g)                         55,000         58,732
------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                          350,000        370,524
------------------------------------------------------------------------
Pacific Gas & Electric Co.,
  First Mortgage Floating Rate Bonds,
  1.81%, 04/03/06(f)                              175,000        175,667
------------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $46,744)(b)                                      45,000         45,635
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                          175,000        178,822
========================================================================
                                                                 926,460
========================================================================

FOOD RETAIL-0.20%

Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                        240,000        248,112
------------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                        100,000         99,491
========================================================================
                                                                 347,603
========================================================================

GAS UTILITIES-0.26%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                            60,000         63,266
------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05                                        225,000        236,860
------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                          150,000        155,635
========================================================================
                                                                 455,761
========================================================================

HEALTH CARE FACILITIES-0.21%

HCA Inc.
  Notes, 7.00%, 07/01/07                           45,000         47,764
------------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05                 310,000        320,087
========================================================================
                                                                 367,851
========================================================================

HOMEBUILDING-0.44%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11                                        200,000        220,000
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                          275,000        306,625
------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05                                        150,000        157,756
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                       $   75,000   $     83,625
========================================================================
                                                                 768,006
========================================================================

HYPERMARKETS & SUPER CENTERS-0.05%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         85,000         89,372
========================================================================

INDUSTRIAL CONGLOMERATES-0.25%

Tyco International Ltd. (Bermuda), Unsec.
  Unsub. Gtd. Yankee Notes, 6.38%, 06/15/05       375,000        388,264
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $56,614)(b)                                      50,000         54,441
========================================================================
                                                                 442,705
========================================================================

INTEGRATED OIL & GAS-0.09%

ConocoPhillips, Unsec. Deb., 7.13%, 03/15/28      100,000        107,438
------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  45,000         47,187
========================================================================
                                                                 154,625
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.27%

Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                           50,000         52,519
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31                    60,000         75,458
------------------------------------------------------------------------
GTE California Inc.-Series F, Unsec. Deb.,
  6.75%, 05/15/27                                 100,000        101,243
------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     75,000         76,739
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
    01/30/06                                      275,000        291,371
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%, 03/15/05       205,000        213,130
------------------------------------------------------------------------
Sprint Corp., Deb. 9.25%, 04/15/22                 90,000        109,027
------------------------------------------------------------------------
Telus Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                 250,000        272,537
------------------------------------------------------------------------
  8.00%, 06/01/11                                  60,000         68,976
------------------------------------------------------------------------
Verizon Communications, Inc., Unsec. Deb.,
  6.36%, 04/15/06(g)                              400,000        421,328
------------------------------------------------------------------------
  6.94%, 04/15/28                                 125,000        127,880
------------------------------------------------------------------------
  8.75%, 11/01/21                                  85,000        104,764
------------------------------------------------------------------------
Verizon New York Inc.-Series A, Sr. Unsec.
  Global Deb., 6.88%, 04/01/12                    200,000        215,460
------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13                           100,000         93,374
========================================================================
                                                               2,223,806
========================================================================

INVESTMENT BANKING & BROKERAGE-0.10%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                  75,000         80,235
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           50,000         54,200
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Merrill Lynch & Co., Inc.-Series B,
  Medium Term Notes,
  4.54%, 03/08/05                              $   40,000   $     40,679
========================================================================
                                                                 175,114
========================================================================

LIFE & HEALTH INSURANCE-0.27%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        135,000        142,798
------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $324,231)(b)(g)         275,000        309,202
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                  25,000         27,183
========================================================================
                                                                 479,183
========================================================================

MOVIES & ENTERTAINMENT-0.04%

Walt Disney Co. (The), Global Notes, 4.88%,
  07/02/04                                         75,000         75,100
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.22%

Dominion Resources, Inc.-
  Series E, Sr. Unsec. Unsub. Notes, 7.82%,
  09/15/04                                         75,000         75,854
------------------------------------------------------------------------
  Series F, Sr. Unsec. Putable Notes, 5.25%,
  08/01/15                                        325,000        312,618
========================================================================
                                                                 388,472
========================================================================

MUNICIPALITIES-0.57%

Harris (County of), Texas; Refunding
  Unlimited Tax Road Series 2004 A GO, 4.50%,
  10/01/09(h)                                     100,000        105,625
------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3 TXB); Series
  2003 B Tax Allocation, 6.10%,
  05/01/24(g)(h)                                  150,000        148,875
------------------------------------------------------------------------
Maine (State of); Unlimited Tax Series 2004
  GO, 5.00%, 01/15/09(h)                           55,000         59,331
------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(g)(h)                            80,000         80,000
------------------------------------------------------------------------
  4.21%, 07/01/08(g)(h)                           100,000        100,250
------------------------------------------------------------------------
  6.25%, 07/01/29(g)(h)                           115,000        118,163
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.26%,
  07/01/30(h)(i)                                  375,000        350,625
------------------------------------------------------------------------
University of Arizona; Series 2004 A COP,
  5.25%, 06/01/09(g)(h)                            30,000         32,850
========================================================================
                                                                 995,719
========================================================================

OIL & GAS DRILLING-0.04%

Transocean Inc.(Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27              60,000         70,891
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.03%

Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $49,867)(b)                   $   50,000   $     47,864
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.33%

Bombardier Capital, Inc. (Canada), Notes,
  7.50%, 08/15/04 (Acquired
  04/13/04-06/02/04; Cost $609,138)(b)            600,000        603,750
------------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                           50,000         52,767
------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06        20,000         20,032
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05                   100,000        104,921
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(e)                                 125,000        145,834
------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04; Cost
  $141,406)(b)(e)                                 125,000        141,111
------------------------------------------------------------------------
Ohana Military Communities, LLC-Series A,
  Class I, Notes, 6.04%, 10/01/34                  50,000         48,728
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                                 180,000        205,538
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07        150,000        160,584
------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%, 12/15/14       300,000        306,000
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $123,445)(b)           121,782        121,920
------------------------------------------------------------------------
Premium Asset 2004-04 Trust, Sr. Notes,
  4.13%, 03/12/09 (Acquired 03/04/04; Cost
  $249,833)(b)                                    250,000        241,434
------------------------------------------------------------------------
XTRA, Inc.-Series C, Gtd. Medium Term Notes,
  7.70%, 11/02/04                                 175,000        177,546
========================================================================
                                                               2,330,165
========================================================================

PROPERTY & CASUALTY INSURANCE-0.14%

First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12                                 145,000        161,549
------------------------------------------------------------------------
Oil Insurance Ltd.(Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $78,743)(b)                                 75,000         75,129
========================================================================
                                                                 236,678
========================================================================

PUBLISHING-0.05%

News America Holdings, Inc., Sr. Unsec. Gtd.
  Deb., 7.75%, 01/20/24                            75,000         84,994
========================================================================

REAL ESTATE-0.09%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                        100,000        108,407
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                                  50,000         52,699
========================================================================
                                                                 161,106
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.04%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06                                     $   75,000   $     78,736
========================================================================

REGIONAL BANKS-1.16%

Cullen/Frost Capital Trust I, Floating Rate
  Notes, 2.86%, 03/01/34 (Acquired 02/06/04;
  Cost $225,000)(b)(c)                            225,000        227,486
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                                 350,000        347,400
------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09                                 600,000        599,904
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(e)(f)                              750,000        747,728
------------------------------------------------------------------------
TCF Financial Bank, Sub. Notes, 5.00%,
  06/15/14                                        100,000        100,666
========================================================================
                                                               2,023,184
========================================================================

REINSURANCE-0.06%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                          100,000        112,854
========================================================================

RESTAURANTS-0.03%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                         55,000         58,837
========================================================================

SOVEREIGN DEBT-0.48%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                        100,000        104,692
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                     40,000         45,609
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09              55,000         58,789
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Disc. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost $103,572)(b)(j)        115,000        105,513
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $157,706)(b)                   140,000        158,055
------------------------------------------------------------------------
    8.75%, 07/24/05(b) (Acquired 05/14/04;
    Cost $84,888)                                 175,000        184,894
------------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  6.63%, 03/03/15                                  60,000         59,100
------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 7.50%,
  04/08/33                                        120,000        116,250
========================================================================
                                                                 832,902
========================================================================

SPECIALTY CHEMICALS-0.12%

ICI Wilmington Inc., Gtd. Notes, 6.95%,
  09/15/04                                        200,000        201,746
========================================================================

THRIFTS & MORTGAGE FINANCE-0.14%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27                                  75,000         85,483
------------------------------------------------------------------------
Sovereign Bancorp, Inc., Sr. Unsec. Notes,
  10.50%, 11/15/06                                 45,000         51,596
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-(CONTINUED)

Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                       $  100,000   $    105,309
========================================================================
                                                                 242,388
========================================================================

TOBACCO-0.04%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13                40,000         40,872
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                    20,000         20,640
========================================================================
                                                                  61,512
========================================================================

TRUCKING-0.67%

Hertz Corp. (The),
  Floating Rate Global Notes, 1.77%,
    08/13/04(c)                                   825,000        825,206
------------------------------------------------------------------------
  Notes, 7.00%, 07/01/04                          175,000        175,243
------------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                 150,000        167,613
========================================================================
                                                               1,168,062
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.47%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                  420,000        479,850
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         300,000        342,750
========================================================================
                                                                 822,600
========================================================================
    Total Bonds & Notes (Cost $24,754,417)                    24,573,523
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-9.16%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.33%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 01/01/31                     203,422        212,934
------------------------------------------------------------------------
  6.00%, 03/01/17 to 11/01/33                   2,053,776      2,113,195
------------------------------------------------------------------------
  5.50%, 12/01/17 to 12/01/33                   1,231,838      1,234,743
------------------------------------------------------------------------
  4.50%, 10/01/18                                 381,788        374,039
------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32                     429,136        453,355
------------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30                      25,781         27,786
------------------------------------------------------------------------
  5.00%, 10/01/33                                 490,542        475,195
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/19(k)                              924,000        925,897
========================================================================
                                                               5,817,144
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.64%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                     121,813        130,541
------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32                     228,356        241,870
------------------------------------------------------------------------
  6.50%, 10/01/16 to 12/01/33                   2,096,232      2,187,176
------------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17                     623,855        650,894
------------------------------------------------------------------------
  5.00%, 02/01/18                                  20,281         20,360
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

  8.00%, 10/01/30                              $   24,180   $     26,298
------------------------------------------------------------------------
  5.50%, 06/01/33 to 12/01/33                   1,268,536      1,266,527
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/19 to 07/01/34(k)                1,210,520      1,199,699
------------------------------------------------------------------------
  5.50%, 07/01/19(k)                            1,166,000      1,195,176
------------------------------------------------------------------------
  6.00%, 07/01/34(k)                            1,171,300      1,197,708
========================================================================
                                                               8,116,249
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.19%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                      78,893         85,327
------------------------------------------------------------------------
  8.50%, 02/15/25                                  35,769         39,629
------------------------------------------------------------------------
  8.00%, 08/15/25                                  22,137         24,411
------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32                     236,012        250,937
------------------------------------------------------------------------
  6.50%, 05/15/31 to 12/15/33                     498,341        521,581
------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33                     673,669        691,823
------------------------------------------------------------------------
  5.50%, 09/15/33 to 02/15/34                     467,386        467,822
========================================================================
                                                               2,081,530
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $15,999,834)                                      16,014,923
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.83%

FEDERAL HOME LOAN BANK-5.39%

Unsec. Disc. Notes,
  1.25%, 07/01/04(l)                            9,420,000      9,420,000
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.44%

Unsec. Disc. Notes,
  1.04%, 07/07/04(l)                               30,000         30,069
------------------------------------------------------------------------
Unsec. Floating Rate Global Notes,
  2.88%, 02/17/09(m)                              460,000        457,548
------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08                                 300,000        291,102
========================================================================
                                                                 778,719
========================================================================
    Total U.S. Government Agency Securities
      (Cost $10,198,967)                                      10,198,719
========================================================================

U.S. TREASURY SECURITIES-6.75%

U.S. TREASURY NOTES-5.41%

  2.13%, 10/31/04                               2,630,000      2,635,445
------------------------------------------------------------------------
  6.75%, 05/15/05                                 200,000        208,078
------------------------------------------------------------------------
  1.25%, 05/31/05                                 200,000        198,641
------------------------------------------------------------------------
  6.50%, 10/15/06                               2,500,000      2,700,000
------------------------------------------------------------------------
  3.50%, 11/15/06                                 400,000        405,375
------------------------------------------------------------------------
  3.13%, 10/15/08                                 760,000        745,038
------------------------------------------------------------------------
  4.75%, 11/15/08                               2,100,000      2,194,500
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
U.S. TREASURY NOTES-(CONTINUED)

  5.00%, 02/15/11                              $  350,000   $    366,570
========================================================================
                                                               9,453,647
========================================================================

U.S. TREASURY BONDS-1.31%

  7.25%, 05/15/16 to 08/15/22                   1,000,000      1,215,058
------------------------------------------------------------------------
  7.50%, 11/15/16                                 875,000      1,078,574
========================================================================
                                                               2,293,632
========================================================================

U.S. TREASURY STRIPS-0.03%

  5.98%, 11/15/23(n)                              175,000         58,461
========================================================================
    Total U.S. Treasury Securities (Cost
      $11,953,837)                                            11,805,740
========================================================================

ASSET-BACKED SECURITIES-0.83%

OIL & GAS EXPLORATION & PRODUCTION-0.13%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 04/28/03; Cost
  $238,344)(b)                                    238,344        230,246
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.70%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-02/25/04; Cost $518,359)(b)            485,013        503,497
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  08/20/02; Cost $166,614)(b)                  $  150,000   $    171,357
------------------------------------------------------------------------
Patrons' Legacy 2004-I, Notes 6.67%, 02/14/17
  (Acquired 04/30/04; Cost $500,000)(b)           500,000        496,406
------------------------------------------------------------------------
Yorkshire Power Pass Through Trust (Cayman
  Islands)-Series 2000-1, Pass Through Ctfs.,
  8.25%, 02/15/05 (Acquired 11/12/03; Cost
  $53,400)(b)                                      50,000         51,574
========================================================================
                                                               1,222,834
========================================================================
    Total Asset-Backed Securities (Cost
      $1,459,643)                                              1,453,080
========================================================================
TOTAL INVESTMENTS-101.83% (Cost $160,156,567)                178,075,378
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.83%)                         (3,203,762)
========================================================================
NET ASSETS-100.00%                                          $174,871,616
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
COP    - Certificates of Participation
Ctfs.  - Certificates
Deb.   - Debentures
Disc.  - Discounted
GO     - General Obligation Bonds
Gtd.   - Guaranteed
Pfd.   - Preferred
RB     - Revenue Bonds

REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $4,754,098, which represented 2.72% of the Fund's net assets. These securities are considered to be illiquid.
(c) Interest rate is redetermined quarterly. Rate shown is rate in effect on June 30, 2004.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 6.
(e) Perpetual bond with no specified maturity date.
(f) Interest rate is redetermined semi-annually. Rate shown is rate in effect on June 30, 2004.
(g) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(h) Interest on this security is taxable income to the Fund.
(i) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on June 30, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(j) Discounted bond at issue. The interest rate represents the interest rate at which the bond will accrue at a specified future date.
(k) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(l) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of the purchase of the Fund.
(m) Interest rate is redetermined monthly. Rate shown is rate in effect on June 30, 2004.
(n) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $160,156,567)                                $178,075,378
-----------------------------------------------------------
Cash                                                280,357
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,272,132
-----------------------------------------------------------
  Variation margin                                   63,985
-----------------------------------------------------------
  Fund shares sold                                  434,398
-----------------------------------------------------------
  Dividends and interest                            636,301
-----------------------------------------------------------
  Investment for deferred compensation and
    retirement plans                                 11,104
-----------------------------------------------------------
Other assets                                         37,642
===========================================================
    Total assets                                180,811,297
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,191,808
-----------------------------------------------------------
  Fund shares reacquired                            480,790
-----------------------------------------------------------
  Deferred compensation and retirement plans         12,761
-----------------------------------------------------------
Accrued distribution fees                           106,338
-----------------------------------------------------------
Accrued transfer agent fees                         104,580
-----------------------------------------------------------
Accrued operating expenses                           43,404
===========================================================
    Total liabilities                             5,939,681
===========================================================
Net assets applicable to shares outstanding    $174,871,616
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $153,267,749
-----------------------------------------------------------
Undistributed net investment income                (117,997)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and futures contracts                           3,712,602
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      18,009,262
===========================================================
                                               $174,871,616
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 64,791,094
___________________________________________________________
===========================================================
Class B                                        $ 82,442,118
___________________________________________________________
===========================================================
Class C                                        $ 27,617,998
___________________________________________________________
===========================================================
Class R                                        $     10,197
___________________________________________________________
===========================================================
Institutional Class                            $     10,209
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           5,484,260
___________________________________________________________
===========================================================
Class B                                           6,988,439
___________________________________________________________
===========================================================
Class C                                           2,339,738
___________________________________________________________
===========================================================
Class R                                                 863
___________________________________________________________
===========================================================
Institutional Class                                     864
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.81
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.81 divided by
      95.25%)                                  $      12.40
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.80
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.80
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.82
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.82
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $ 1,017,192
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $9,927)              678,983
=========================================================================
    Total investment income                                     1,696,175
=========================================================================

EXPENSES:

Advisory fees                                                     538,029
-------------------------------------------------------------------------
Administrative services fees                                       24,863
-------------------------------------------------------------------------
Custodian fees                                                     18,003
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         103,355
-------------------------------------------------------------------------
  Class B                                                         401,059
-------------------------------------------------------------------------
  Class C                                                         131,343
-------------------------------------------------------------------------
  Class R                                                               8
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        250,523
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              2
-------------------------------------------------------------------------
Trustees' fees                                                      7,533
-------------------------------------------------------------------------
Other                                                             121,257
=========================================================================
    Total expenses                                              1,595,975
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (23,959)
=========================================================================
    Net expenses                                                1,572,016
=========================================================================
Net investment income                                             124,159
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         7,222,861
-------------------------------------------------------------------------
  Foreign currencies                                                 (832)
-------------------------------------------------------------------------
  Futures contracts                                               (88,184)
=========================================================================
                                                                7,133,845
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (2,800,829)
-------------------------------------------------------------------------
  Foreign currencies                                                  363
-------------------------------------------------------------------------
  Futures contracts                                                90,088
=========================================================================
                                                               (2,710,378)
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             4,423,467
=========================================================================
Net increase in net assets resulting from operations          $ 4,547,626
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    124,159    $     43,727
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             7,133,845         204,356
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                   (2,710,378)     24,575,727
==========================================================================================
    Net increase in net assets resulting from operations         4,547,626      24,823,810
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (209,518)       (252,338)
------------------------------------------------------------------------------------------
  Class B                                                          (17,586)        (76,078)
------------------------------------------------------------------------------------------
  Class C                                                           (5,794)        (23,549)
------------------------------------------------------------------------------------------
  Class R                                                              (15)             --
------------------------------------------------------------------------------------------
  Institutional Class                                                  (32)             --
==========================================================================================
  Decrease in net assets resulting from distributions             (232,945)       (351,965)
==========================================================================================
Share transactions-net:
  Class A                                                        9,604,404      12,879,782
------------------------------------------------------------------------------------------
  Class B                                                        4,031,943      16,497,602
------------------------------------------------------------------------------------------
  Class C                                                        2,131,106       5,182,557
------------------------------------------------------------------------------------------
  Class R                                                           10,015              --
------------------------------------------------------------------------------------------
  Institutional Class                                               10,032              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               15,787,500      34,559,941
==========================================================================================
    Net increase in net assets                                  20,102,181      59,031,786
==========================================================================================

NET ASSETS:

  Beginning of period                                          154,769,435      95,737,649
==========================================================================================
  End of period (including undistributed net investment
    income of $(117,997) and $(9,211) for 2004 and 2003,
    respectively).                                            $174,871,616    $154,769,435
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the next $4 billion of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses of Class A, Class B, Class C, Class R and Institutional Class shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Class A shares to 1.50%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.50% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has also voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $584.

    For the period ended June 30, 2004, at the direction of the trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $22,444 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2004, AIM was paid $24,863 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended June 30, 2004, AISI retained $148,439 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2004, the Class A, Class B, Class C and Class R shares paid $103,355, $401,059, $131,343 and $8, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2004, AIM Distributors advised the Fund that it retained $29,412 in front-end sales commissions from the sale of Class A shares and $15, $2,061, $1,278 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2004, the Fund received credits in transfer agency fees of $931, under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $931.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,264 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--FUTURES CONTRACTS

On June 30, 2004, $300,000 principal amount of investment grade corporate securities were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                                NUMBER OF      MONTH/         MARKET        APPRECIATION
CONTRACT                                                        CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX E-Trade                                           3        Dec-04/Long    $   731,137       $(3,878)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                         10        Sep-04/Long      1,063,750         7,306
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                         23        Sep-04/Long      4,842,578        72,119
-------------------------------------------------------------------------------------------------------------------------
U.S. 30 Year Bond                                                  81        Sep-04/Long      8,803,688        14,541
=========================================================================================================================
                                                                                            $15,441,153       $90,088
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                               CAPITAL LOSS
EXPIRATION                                                                     CARRYFORWARD*
--------------------------------------------------------------------------------------------
December 31, 2009                                                               $    1,094
--------------------------------------------------------------------------------------------
December 31, 2010                                                                3,076,168
--------------------------------------------------------------------------------------------
December 31, 2011                                                                  267,371
============================================================================================
Total capital loss carryforward                                                 $3,344,633
____________________________________________________________________________________________
============================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $82,136,542 and $70,659,180, respectively.

      UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                     $19,953,224
------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                    (2,104,149)
==========================================================================================
Net unrealized appreciation of investment securities                           $17,849,075
__________________________________________________________________________________________
==========================================================================================

Cost of investments for tax purposes is $160,226,303.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                                      JUNE 30,                    DECEMBER 31,
                                                                        2004                          2003
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,140,638    $13,353,532     2,121,267    $ 21,472,774
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,424,960     16,648,422     3,415,758      34,619,858
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        552,460      6,459,285     1,191,376      12,127,632
---------------------------------------------------------------------------------------------------------------------
  Class R*                                                           861         10,000            --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class*                                               861         10,000            --              --
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         16,830        197,108        23,304         235,426
---------------------------------------------------------------------------------------------------------------------
  Class B                                                          1,392         16,289         7,181          68,294
---------------------------------------------------------------------------------------------------------------------
  Class C                                                            459          5,381         2,103          20,060
---------------------------------------------------------------------------------------------------------------------
  Class R*                                                             2             15            --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class*                                                 3             32            --              --
=====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        312,735      3,676,288       298,876       3,122,514
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (313,339)    (3,676,288)     (299,162)     (3,122,514)
=====================================================================================================================
Reacquired:
  Class A                                                       (652,831)    (7,622,524)   (1,204,717)    (11,950,932)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (767,948)    (8,956,480)   (1,513,543)    (15,068,036)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (370,184)    (4,333,560)     (698,766)     (6,965,135)
=====================================================================================================================
                                                               1,346,899    $15,787,500     3,343,677    $ 34,559,941
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Class R shares and Institutional Class shares commenced sales on April 30,
  2004.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                                        SEPTEMBER 28, 2001
                                                              SIX MONTHS           YEAR ENDED            (DATE OPERATIONS
                                                                ENDED             DECEMBER 31,            COMMENCED) TO
                                                               JUNE 30,        ------------------          DECEMBER 31,
                                                                 2004           2003       2002                2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.50         $  9.46    $ 10.75            $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.03            0.05       0.11(a)            0.03(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.32            2.05      (1.28)              0.76
==========================================================================================================================
    Total from investment operations                              0.35            2.10      (1.17)              0.79
==========================================================================================================================
Less dividends from net investment income                        (0.04)          (0.06)     (0.12)             (0.04)
==========================================================================================================================
Net asset value, end of period                                 $ 11.81         $ 11.50    $  9.46            $ 10.75
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                   3.05%          22.35%    (10.97)%             7.94%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $64,791         $53,675    $32,414            $10,753
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.48%(c)        1.50%      1.48%              1.43%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  1.51%(c)        1.57%      1.67%              2.89%(d)
==========================================================================================================================
Ratio of net investment income to average net assets              0.57%(c)        0.46%      1.15%              1.16%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                          44%             51%        42%                 7%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $59,384,823.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                                        SEPTEMBER 28, 2001
                                                              SIX MONTHS           YEAR ENDED            (DATE OPERATIONS
                                                                ENDED             DECEMBER 31,            COMMENCED) TO
                                                               JUNE 30,        ------------------          DECEMBER 31,
                                                                 2004           2003       2002                2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.49         $  9.46    $ 10.75            $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)          (0.02)      0.05(a)            0.01(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.32            2.06      (1.29)              0.77
==========================================================================================================================
    Total from investment operations                              0.31            2.04      (1.24)              0.78
==========================================================================================================================
Less dividends from net investment income                        (0.00)          (0.01)     (0.05)             (0.03)
==========================================================================================================================
Net asset value, end of period                                 $ 11.80         $ 11.49    $  9.46            $ 10.75
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                   2.72%          21.64%    (11.56)%             7.76%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $82,442         $76,304    $47,597            $16,067
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     2.13%(c)        2.15%      2.13%              2.08%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  2.16%(c)        2.22%      2.32%              3.54%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)      (0.19)%     0.50%              0.52%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                          44%             51%        42%                 7%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,652,443.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                        SEPTEMBER 28, 2001
                                                              SIX MONTHS           YEAR ENDED            (DATE OPERATIONS
                                                                ENDED             DECEMBER 31,            COMMENCED) TO
                                                               JUNE 30,        ------------------          DECEMBER 31,
                                                                 2004           2003       2002                2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.49         $  9.46    $ 10.75             $10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)          (0.02)      0.05(a)            0.01(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.32            2.06      (1.29)              0.77
==========================================================================================================================
    Total from investment operations                              0.31            2.04      (1.24)              0.78
==========================================================================================================================
Less distributions from net investment income                    (0.00)          (0.01)     (0.05)             (0.03)
==========================================================================================================================
Net asset value, end of period                                 $ 11.80         $ 11.49    $  9.46             $10.75
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                   2.72%          21.64%    (11.57)%             7.76%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $27,618         $24,790    $15,727             $5,168
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     2.13%(c)        2.15%      2.13%              2.08%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  2.16%(c)        2.22%      2.32%              3.54%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)      (0.19)%     0.50%              0.52%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                          44%             51%        42%                 7%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,412,902.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                 CLASS R
                                                              --------------
                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                                 JUNE 30,
                                                                   2004
----------------------------------------------------------------------------
Net asset value, beginning of period                              $11.61
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      0.01
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.22
============================================================================
    Total from investment operations                                0.23
============================================================================
Less dividends from net investment income                          (0.02)
============================================================================
Net asset value, end of period                                    $11.82
____________________________________________________________________________
============================================================================
Total return(a)                                                     1.96%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   10
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets                             1.63%(b)
============================================================================
Ratio of net investment income to average net assets                0.42%(b)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(c)                                            44%
____________________________________________________________________________
============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for period shown.
(b)  Ratios are annualized and based on average daily net assets of $9,998.
(c)  Not annualized for period shown.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                   JUNE 30,
                                                                     2004
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.61
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.02
=================================================================================
  Net gains on securities (both realized and unrealized)              0.23
=================================================================================
    Total from investment operations                                  0.25
_________________________________________________________________________________
=================================================================================
  Dividends from net investment income                               (0.04)
=================================================================================
Net asset value, end of period                                      $11.82
_________________________________________________________________________________
=================================================================================
Total return(a)                                                       2.13%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   10
=================================================================================
Ratio of expenses to average net assets:                              0.93%(b)
=================================================================================
Ratio of net investment income to average net assets                  1.12%(b)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(c)                                              44%
_________________________________________________________________________________
=================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for period shown.
(b)  Ratios are annualized and based on average daily net assets of $10,004.
(c)  Not annualized for period shown.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND

Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn Jr.                Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
Lewis F. Pennock                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
Ruth H. Quigley                                                                 Philadelphia, PA 19103-7599
                                  Edgar M. Larsen
Louis S. Sklar                    Vice President                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
Larry Soll, Ph.D.                                                               919 Third Avenue
                                                                                New York, NY 10022-3852
Mark H. Williamson
                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(4)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(5)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(6)     AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                       SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                   AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     ==============================================================================
INVESCO Dynamics Fund                        CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Mid-Cap Growth Fund                  FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Small Company Growth Fund            PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO S&P 500 Index Fund                   THOROUGHLY BEFORE INVESTING.
INVESCO Total Return Fund*                   ===============================================================================

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

                  AIMinvestments.com      BBA-SAR-1     A I M Distributors, Inc.


                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                 AIM EUROPEAN SMALL COMPANY FUND
                               Semiannual Report to Shareholders o June 30, 2004

                                 [COVER IMAGE]

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                        --Registered Trademark--

===================================================================================================================================
AIM EUROPEAN SMALL COMPANY FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          any investment the fund may make in IPOs      o A direct investment cannot be made in
                                             may significantly affect the fund's           an index. Unless otherwise indicated,
o Effective 9/30/03, Class B shares are      total return. As the fund's assets grow,      index results include reinvested
not available as an investment for           the impact of IPO investments will            dividends, and they do not reflect sales
retirement plans maintained pursuant to      decline, which may reduce the effect of       charges. Performance of an index of
Section 401 of the Internal Revenue          IPO investments on the fund's total           funds reflects fund expenses;
Code, including 401(k) plans, money          return.                                       performance of a market index does not.
purchase pension plans and profit
sharing plans. Plans that have existing      ABOUT INDEXES USED IN THIS REPORT             o The fund is not managed to track the
accounts invested in Class B shares will                                                   performance of any particular index,
continue to be allowed to make               o The unmanaged MSCI Europe, Australasia      including the indexes defined here, and
additional purchases.                        and the Far East Index (the MSCI EAFE         consequently, the performance of the
                                             --Registered Trademark--) is a group of       fund may deviate significantly from the
PRINCIPAL RISKS OF INVESTING IN THE FUND     foreign securities tracked by Morgan          performance of the indexes.
                                             Stanley Capital International.
o International investing presents                                                         OTHER INFORMATION
certain risks not associated with            o The unmanaged MSCI European Small-Cap
investing solely in the United States.       Index is a price-only index that is           o The returns shown in the Management's
These include risks relating to              comprised of a group of small-cap             Discussion of Fund Performance are based
fluctuations in the value of the U.S.        European securities tracked by Morgan         on net asset values calculated for
dollar relative to the values of other       Stanley Capital International.                shareholder transactions. Generally
currencies, the custody arrangements                                                       accepted accounting principles require
made for the fund's foreign holdings,        o The unmanaged Lipper European Fund          adjustments to be made to the net assets
differences in accounting, political         Index represents an average of the 30         of the fund at period end for financial
risks and the lesser degree of public        largest global income funds tracked by        reporting purposes, and as such, the net
information required to be provided by       Lipper, Inc., an independent mutual fund      asset values for shareholder
non-U.S. companies.                          performance monitor.                          transactions and the returns based on
                                                                                           those net asset values may differ from
o Investing in emerging markets involves     o The unmanaged MSCI World Index is a         the net asset values and returns
greater risk and potential reward than       group of global securities tracked by         reported in the Financial Highlights.
investing in more established markets.       Morgan Stanley Capital International
                                             that are considered developed markets.        o Industry classifications used in this
o Investing in a single-sector or                                                          report are generally according to the
single-region mutual fund involves           o The unmanaged Lehman U.S. Aggregate         Global Industry Classification Standard,
greater risk and potential reward than       Bond Index, which represents the U.S.         which was developed by and is the
investing in a more diversified fund.        investment-grade fixed-rate bond market       exclusive property and a service mark of
                                             (including government and corporate           Morgan Stanley Capital International
o Investing in small and mid-size            securities, mortgage pass-through             Inc. and Standard & Poor's.
companies involves risks not associated      securities and asset-backed securities),
with investing in more established           is compiled by Lehman Brothers, a global      A description of the policies and
companies, including business risk,          investment bank.                              procedures that the fund uses to
significant stock price fluctuations and                                                   determine how to vote proxies relating
illiquidity.                                 o The unmanaged Standard & Poor's             to portfolio securities is available
                                             Composite Index of 500 Stocks (the S&P        without charge, upon request, by calling
o The fund may invest up to 35% of its       500 --Registered Trademark-- Index) is        800-959-4246, or on the AIM Web site,
total assets in securities of companies      an index of common stocks frequently          AIMinvestments.com.
located in developing countries and up       used as a general measure of U.S. stock
to 35% of its total assets in                market performance.
non-European companies.

o The fund may participate in the
initial public offering (IPO) market in
some market cycles. Because of the
fund's small asset base,


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
================================================================================

=====================================================
Not FDIC Insured   May lose value   No bank guarantee
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark-- :

[PHOTO OF           The six months covered by this report could be characterized
ROBERT H.           as a trendless market. Positive news about employment and a
GRAHAM]             strengthening economy were offset by concerns about higher interest rates, continued violence in Iraq and high oil
ROBERT H. GRAHAM    prices. The result: muted performance in both U.S. equity
                    and fixed-income markets.

                       The same macroeconomic factors were at work overseas as
                    well, causing developed international markets to generally perform in line with that of the United States. In fact, the MSCI World Index tracked the performance of the S&P
                    500 Index with six-month returns of 3.52% and 3.44%, respectively.

   The anticipation of higher interest rates hampered bond performance, with most areas of the fixed- income market turning in flat returns for the six-month period, as evidenced by the 0.15% return of the Lehman U.S. Aggregate Bond Index. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In an unremarkable period like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.55% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.20%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   There continues to be increased regulatory focus on mutual funds and other investment products. For the latest information about ongoing regulatory matters, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for investor education and planning information as well as regular performance updates on our funds.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments --Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
July 20, 2004

*Average annual total returns, June 30, 1979, to June 30, 2004. Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


STRENGTH OF EUROPEAN SMALL-CAP                                                             Bank of England raised short-term
MARKET BOOSTED FUND PERFORMANCE                                                            interest rates many times over the
                                                                                           course of the reporting period. The Bank
For the six-month reporting period ended     Madrid, the ongoing conflict in Iraq,         of England attributed its decision to a
June 30, 2004, AIM European Small            rising oil prices and the possibility of      strengthening U.K. economy and the
Company Fund Class A shares returned         higher interest rates.                        increasing possibility of inflationary
13.53% at net asset value. (Had the                                                        pressures.
effects of front-end sales charges been         Economic growth in the euro zone--the
included, the return would have been         12 countries that use the euro as their       YOUR FUND
lower.) Returns for other share classes      currency--began to pick up late in 2003
are shown in the table on page 3. For        and continued for the first six months        Throughout the first half of 2004, the
the same period, the fund outperformed       of 2004. The European Commission's            investment climate in Europe rewarded
all of its benchmarks including the MSCI     industrial confidence indicator               companies with strong corporate
EAFE Index, the MSCI European Small-Cap      continued to rise in the second quarter       earnings. In this environment, we were
Index and the Lipper European Fund           of 2004. In June, this indicator reached      able to find many high-quality stocks
Index, which returned 4.56%, 8.13% and       its highest level since mid-2001.             that fit our investment criteria. The
4.08%, respectively. We believe the                                                        strength of our investment strategy in
fund's focus on high-quality stocks             Euro zone retail sales increased in        this market environment is evident by
coupled with strong stock selection          the first quarter of 2004, following          the fund's outperformance compared to
enabled it to outperform these benchmark     declines in the final two months of           its benchmark indexes.
indexes.                                     2003. Household consumption, however,
                                             remained relatively weak. Across                 Many investors are unaware that Europe
MARKET CONDITIONS                            countries in the euro area, economic          boasts a large array of small-cap
                                             growth rates often reflect differences        stocks; in fact, there are more publicly
While European stocks rallied for the        in domestic demand: weakest in Germany        listed companies with a market cap of
first few months of 2004, market             and stronger in Ireland and Spain.            less than $3 billion in Europe than in
conditions were volatile during much of      During the reporting period, the ECB          the United States. Given this large
the reporting period. The European           left short-term interest rates at 2%,         universe of stocks, we can be quite
Central Bank (ECB) suggested that the        stating that this low level of rates          selective and consider many factors when
early-year stock market rally reflected      provides ongoing support for economic         considering investments for the fund.
continued improvement in both actual and     recovery in the euro area.
expected earnings of European companies.                                                      One consideration for selection is a
In the final months of the six-month            Economic performance in the United         stock's valuation. A good example is one
reporting period, however, a number of       Kingdom remained robust supported by          of our best performing stocks during the
events pressured markets including the       strength in the housing market and            reporting period--Option International,
terrorist attacks in                         consumer spending. In a departure from        a Belgian manufacturer of wireless
                                             the ECB, the                                  modems. When we originally purchased the
                                                                                           stock, it had a valuation


====================================================================================================================================

TOP 10 EQUITY HOLDINGS*                                           TOP 10 INDUSTRIES*

 1. Option International N.V. (Belgium)                   2.3%     1. Diversified Commercial Services                      6.2%
 2. Puma A.G. Rudolf Dassler Sport (Germany)              2.2      2. Industrial Machinery                                 4.4
 3. Savills PLC (United Kingdom)                          2.1      3. Publishing                                           4.0
 4. Meda A.B.-Class A (Sweden)                            1.7      4. Apparel, Accessories & Luxury Goods                  3.5
 5. Anglo Irish Bank Corp. PLC (Ireland)                  1.6      5. Leisure Products                                     3.3
 6. Sportingbet PLC (United Kingdom)                      1.6      6. Construction & Engineering                           3.2
 7. Aktiv Kapital A.S.A. (Norway)                         1.6      7. Restaurants                                          3.1
 8. Bijou Brigitte Modische Accessoires A.G. (Germany)    1.5      8. Specialized Finance                                  3.1
 9. Eiffage S.A. (France)                                 1.4      9. Home Furnishings                                     3.1
10. Hunter Douglas N.V. (Netherlands)                     1.4     10. Footwear                                             2.9

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no
assurance that the fund will continue to hold any particular security.
====================================================================================================================================

of half that of a Canadian rival,            However, our lack of exposure to select                        BORGE ENDRESEN
despite having signed up Vodafone--the       energy stocks, particularly highly                             Mr. Endresen, Chartered
world's largest wireless operator as a       leveraged shipping and exploration                 [ENDRESEN   Financial Analyst, is
customer.                                    companies, that appreciated                        PHOTO]      manager of AIM European
                                             significantly during the reporting                             Small Company Fund. He
   We also consider company fundamentals     period, also proved a drag on fund                             joined AIM in 1999
before selecting stocks for our              performance. We were also underexposed        and graduated summa cum laude from the
portfolio. Although regional economic        to some of the best performing                University of Oregon with a B.S. in
conditions are often heralded in the         healthcare stocks, as some of these were      finance. He also earned an M.B.A. from
news, we focus on individual companies,      simply too large to fit our fund's            The University of Texas at Austin.
not country or sector trends. A good         definition of a small-cap stock.
illustration of this point is Puma, a                                                                       JASON T. HOLZER
long-time German fund holding. Despite          On the currency front, the U.S. dollar                      Mr. Holzer, Chartered
sluggish economic conditions in Germany,     finally showed pockets of strength.                [HOLZER     Financial Analyst, is
Puma, an apparel and footwear                During the reporting period, the dollar            PHOTO]      lead manager of AIM
manufacturer, continues to gain market       appreciated slightly compared to the                           European Small Company
share worldwide. The company reported        euro but was still weak compared to the                        Fund. Mr. Holzer joined
that consolidated first quarter 2004         British pound. Over all, foreign              AIM in 1996. He received a B.A. in
sales grew 29.3% compared to the same        exchange proved a slight drag on fund         quantitative economics and an M.S. in
period last year.                            performance.                                  engineering-economic systems from
                                                                                           Stanford University.
   Despite the fund's double-digit return    IN CLOSING
during the reporting period, a few                                                         Assisted by Europe/Canada Team
stocks held back fund performance. Amid      In Europe, many positive trends
challenging regulatory conditions in its     continued to emerge during the first
home market, Gedeon Richter, a Hungarian     half of 2004. Beyond improving economic
pharmaceutical company, witnessed a          conditions, the European Union (EU)
decline in its stock price. We sold our      welcomed 10 new countries into its fold,
position in Gedeon during the reporting      making the EU one of the largest
period.                                      economic entities entity among
                                             industrialized countries. We are pleased
   Meanwhile, Vossloh, a German              to report these trends and to provide
manufacturer of rail fastening systems,      shareholders with double-digit returns
was hard hit after the company               during the reporting period.
experienced some contract delays for a
large customer. We no longer own this              See important fund and index
position.                                        disclosures inside front cover.

   On a sector basis, consumer
discretionary stocks contributed most to fund performance.

======================================================================================

TOP 10 COUNTRIES*                           FUND VS. INDEXES

 1. United Kingdom         27.9%            TOTAL RETURNS 12/31/03-6/30/04, EXCLUDING
                                            SALES CHARGES. IF SALES CHARGES WERE
 2. France                 11.7             INCLUDED, RETURNS WOULD BE LOWER.

 3. Netherlands             9.1             Class A Shares                       13.53%

 4. Germany                 8.5             Class B Shares                       13.18

 5. Switzerland             6.4             Class C Shares                       13.09

 6. Norway                  6.2             MSCI EAFE Index (Broad Market Index)  4.56

 7. Ireland                 5.8             MSCI European Small-Cap Index
                                            (Style-Specific Index)                8.13
 8. Sweden                  3.8
                                            Lipper European Fund Index
 9. Spain                   2.3             (Peer Group Index)                    4.08
                                            Source: Lipper, Inc.
10. Belgium                 2.3
                                            TOTAL NUMBER OF HOLDINGS*              104
                                            TOTAL NET ASSETS             $75.8 MILLION
======================================================================================             [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your fund's long-term performance record for the period ended 6/30/04, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                    Class A share performance reflects
As of 6/30/04, including sales charges       the maximum 5.50% sales charge, and
Class A Shares                               Class B and Class C share performance
Inception (8/31/00)        7.16%             reflects the applicable contingent
  1 Year                  47.51              deferred sales charge (CDSC) for the
Class B Shares                               period involved. The CDSC on Class B
                                             shares declines from 5% beginning at
Inception (8/31/00)        7.40%             the time of purchase to 0% at the
  1 Year                  49.91              beginning of the seventh year. The
Class C Shares                               CDSC on Class C shares is 1% for the
Inception (8/31/00)        8.02%             first year after purchase. The
  1 Year                  53.98              performance of the fund's share
                                             classes will differ due to different
The performance data quoted represent        sales charge structures and class
past performance and cannot guarantee        expenses.
comparable future results; current
performance may be lower or higher.             A redemption fee of 2% will be
Please visit AIMinvestments.com for          imposed on certain redemptions or
the most recent month-end performance.       exchanges out of the fund within 30
Performance figures reflect reinvested       days of purchase. Exceptions to the
distributions, changes in net asset          redemption fee are listed in the
value and the effect of the maximum          fund's prospectus.
sales charge unless otherwise stated.
Investment return and principal value           Had the advisor not waived fees         [ARROW
will fluctuate so that you may have a        and/or reimbursed expenses, performance    BUTTON            For More Information Visit
gain or loss when you sell shares.           would have been lower.                     IMAGE]                AIMinvestments.com

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.76%

AUSTRIA-1.94%

Andritz A.G. (Industrial Machinery)               14,760   $   724,853
----------------------------------------------------------------------
VA Technologie A.G. (Industrial Machinery)        13,180       743,859
======================================================================
                                                             1,468,712
======================================================================

BELGIUM-2.26%

Option International N.V. (Communications
  Equipment)(a)                                   67,370     1,712,988
======================================================================

BERMUDA-0.85%

Central European Media Enterprises Ltd.-Class
  A (Broadcasting & Cable TV)(a)                  28,370       644,566
======================================================================

DENMARK-0.96%

Topdanmark A.S. (Multi-Line Insurance)(a)         12,360       732,093
======================================================================

FINLAND-1.73%

Marimekko Oyj (Apparel, Accessories & Luxury
  Goods)                                          63,600       871,001
----------------------------------------------------------------------
Nokian Renkaat Oyj (Tires & Rubber)                4,500       439,404
======================================================================
                                                             1,310,405
======================================================================

FRANCE-11.65%

Beneteau (Leisure Products)                       13,130       843,834
----------------------------------------------------------------------
Bricolage (Mr.) S.A. (Home Improvement
  Retail)(b)                                      10,701       352,346
----------------------------------------------------------------------
Camaieu (Apparel Retail)(b)                        8,727       780,633
----------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)
  (Acquired 3/3/04-6/25/04; Cost $945,111)(c)     12,980     1,070,839
----------------------------------------------------------------------
Elior (Restaurants)                               79,000       746,639
----------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)                                      14,850       804,065
----------------------------------------------------------------------
Imerys S.A. (Construction Materials)(b)            6,760       394,879
----------------------------------------------------------------------
Ipsos (Advertising)(a)                             6,230       702,388
----------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)               7,000       414,703
----------------------------------------------------------------------
Norbert Dentressangle (Air Freight &
  Logistics)                                      10,640       559,892
----------------------------------------------------------------------
SMOBY (Leisure Products)                           4,200       425,118
----------------------------------------------------------------------
Spir Communication (Publishing)(b)                 5,230       832,965
----------------------------------------------------------------------
Synergie S.A. (Employment Services)               13,130       361,872
----------------------------------------------------------------------
Trigano (Leisure Products)                        10,200       547,312
======================================================================
                                                             8,837,485
======================================================================

GERMANY-8.50%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)           14,090     1,159,836
----------------------------------------------------------------------
DIS Deutscher Industrie Service A.G.
  (Employment Services)                           22,710       664,676
----------------------------------------------------------------------
Gfk A.G. (Diversified Commercial Services)        11,020       385,696
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                             MARKET
                                                SHARES        VALUE
GERMANY-(CONTINUED)

Grenkeleasing A.G. (Specialized Finance)          15,810   $   633,358
----------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 7/26/01-8/2/01; Cost $115,336)(c)      6,670     1,698,962
----------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)                                  12,460       509,032
----------------------------------------------------------------------
Techem A.G. (Diversified Commercial
  Services)(a)(b)                                 24,730       639,355
----------------------------------------------------------------------
Telegate A.G. (Diversified Commercial
  Services)(a)(b)                                 54,530       758,092
======================================================================
                                                             6,449,007
======================================================================

GREECE-1.95%

Athens Stock Exchange S.A. (Specialized
  Finance)(a)                                     68,762       526,611
----------------------------------------------------------------------
Germanos S.A. (Computer & Electronics Retail)     16,200       469,005
----------------------------------------------------------------------
STET Hellas Telecommunications S.A.-ADR
  (Wireless Telecommunication Services)(a)        28,560       479,808
======================================================================
                                                             1,475,424
======================================================================

IRELAND-5.75%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                          79,040     1,238,602
----------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                56,730       826,036
----------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(a)(d)                            103,390       827,112
----------------------------------------------------------------------
IFG Group PLC (Other Diversified Financial
  Services)(a)                                   349,500       490,148
----------------------------------------------------------------------
Qualceram Shires PLC (Home Furnishings)(a)       187,600       503,312
----------------------------------------------------------------------
Trintech Group PLC ADR (Internet Software &
  Services)(a)                                    94,600       473,000
======================================================================
                                                             4,358,210
======================================================================

ITALY-0.72%

Merloni Elettrodomestici S.p.A. (Household
  Appliances)(b)                                  30,567       544,236
======================================================================

LUXEMBOURG-0.88%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(a)                                          21,850       671,014
======================================================================

NETHERLANDS-9.05%

Aalberts Industries N.V. (Industrial
  Conglomerates)                                  34,234     1,027,010
----------------------------------------------------------------------
Airspray N.V. (Metal & Glass Containers)          26,500       649,244
----------------------------------------------------------------------
Beter Bed Holding N.V. (Specialty Stores)         42,650       571,088
----------------------------------------------------------------------
Brunel International N.V. (Employment
  Services)                                       71,300       628,651
----------------------------------------------------------------------
Hunter Douglas N.V. (Home Furnishings)            21,910     1,068,770
----------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural Products)      28,080       928,000
----------------------------------------------------------------------
OPG Groep N.V.-Dutch Ctfs.(Health Care
  Distributers)                                   10,830       581,380
----------------------------------------------------------------------
Randstad Holding N.V. (Employment Services)       12,700       348,937
----------------------------------------------------------------------
Roto Smeets de Boer N.V. (Commercial
  Printing)                                       15,300       642,220
----------------------------------------------------------------------
Stork N.V. (Industrial Machinery)                 17,730       415,137
======================================================================
                                                             6,860,437
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

NORWAY-6.19%

Aktiv Kapital A.S.A. (Specialized Finance)(b)     91,595   $ 1,176,481
----------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)(b)              37,930       744,466
----------------------------------------------------------------------
Expert A.S.A. (Computer & Electronics Retail)    107,140       680,342
----------------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil & Gas Drilling)       57,790       635,939
----------------------------------------------------------------------
Software Innovation A.S.A. (Application
  Software)(a)                                    59,710       265,412
----------------------------------------------------------------------
SuperOffice A.S.A (Application Software)         249,600       756,462
----------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)                        26,740       432,218
======================================================================
                                                             4,691,320
======================================================================

SPAIN-2.27%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                      45,170       554,704
----------------------------------------------------------------------
Gestevision Telecinco S.A. (Broadcasting &
  Cable TV)(a)                                    27,100       405,504
----------------------------------------------------------------------
Miquel y Costas & Miquel, S.A. (Paper
  Products)                                       15,298       764,892
======================================================================
                                                             1,725,100
======================================================================

SWEDEN-3.80%

Boss Media A.B. (Internet Software &
  Services)(a)                                   206,330       557,396
----------------------------------------------------------------------
Elanders A.B.-Class B (Publishing)                47,800       534,334
----------------------------------------------------------------------
Meda A.B.-Class A (Pharmaceuticals)(b)            46,000     1,285,532
----------------------------------------------------------------------
Telelogic A.B. (Application Software)
  (Acquired 10/21/03-1/15/04; $455,890)(a)(c)    292,780       506,513
======================================================================
                                                             2,883,775
======================================================================

SWITZERLAND-6.35%

Amazys Holding A.G. (Diversified Commercial
  Services)(a)                                    26,600       979,154
----------------------------------------------------------------------
Barry Callebaut A.G. (Packaged Foods & Meats)      3,020       711,711
----------------------------------------------------------------------
Geberit A.G. (Building Products)                     939       627,428
----------------------------------------------------------------------
Leica Geosystems A.G. (Electronic Equipment
  Manufacturers)(a)                                2,800       582,563
----------------------------------------------------------------------
Lindt & Spruengli A.G. (Packaged Foods &
  Meats)                                             488       513,520
----------------------------------------------------------------------
SAIA-Burgess Electronics A.G. (Electrical
  Equipment & Manufacturers)                       1,410       676,990
----------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)             14,200       727,812
======================================================================
                                                             4,819,178
======================================================================

UNITED KINGDOM-27.91%

Alba PLC (Consumer Electronics)                   54,580       801,871
----------------------------------------------------------------------
Albemarle & Bond Holdings PLC (Consumer
  Finance)                                       234,800       433,603
----------------------------------------------------------------------
Alexon Group PLC (Apparel, Accessories &
  Luxury Goods)                                   99,000       636,906
----------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)                                   192,730       930,984
----------------------------------------------------------------------
Belhaven Group PLC (The) (Brewers)                78,010       669,065
----------------------------------------------------------------------
Cardpoint PLC (Electronic Equipment
  Manufacturers)(a)                              270,562       635,016
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                             MARKET
                                                SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Cattles PLC (Consumer Finance)                    81,080   $   467,629
----------------------------------------------------------------------
Dawson Holdings PLC (Distributors)               204,130       586,803
----------------------------------------------------------------------
Domino Printing Sciences PLC (Industrial
  Machinery)                                     160,610       694,169
----------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 70,820       740,887
----------------------------------------------------------------------
Haynes Publishing Group PLC (Publishing)          28,500       161,781
----------------------------------------------------------------------
Homeserve PLC (Diversified Commercial
  Services)                                       59,200       721,108
----------------------------------------------------------------------
Hornby PLC (Leisure Products)                     32,580       694,715
----------------------------------------------------------------------
Inchcape PLC (Distributors)                       16,870       538,053
----------------------------------------------------------------------
Johnston Press PLC (Publishing)                   64,210       661,806
----------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)                                        69,190       556,157
----------------------------------------------------------------------
Kier Group PLC (Construction & Engineering)       34,481       399,620
----------------------------------------------------------------------
Lambert Howarth Group PLC (Footwear)             102,350       493,471
----------------------------------------------------------------------
Mayborn Group PLC (Household Products)            99,400       504,802
----------------------------------------------------------------------
McBride PLC (Household Products)                 379,030     1,013,723
----------------------------------------------------------------------
Parkdean Holidays PLC (Hotels, Resorts &
  Cruise Lines)                                   50,000       198,769
----------------------------------------------------------------------
PHS Group PLC (Diversified Commercial
  Services)                                      382,770       571,058
----------------------------------------------------------------------
Punch Taverns PLC (Restaurants)                   94,400       874,214
----------------------------------------------------------------------
Robert Wiseman Dairies PLC (Packaged Foods &
  Meats)                                          93,340       386,126
----------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                      195,220     1,622,300
----------------------------------------------------------------------
SCi Entertainment Group PLC (Home
  Entertainment Software)(a)                     219,000       481,326
----------------------------------------------------------------------
ScS Upholstery PLC (Specialty Stores)             81,400       361,362
----------------------------------------------------------------------
SDL PLC (Application Software)(a)                254,400       571,626
----------------------------------------------------------------------
Sportingbet PLC (Casinos & Gaming)(a)            648,230     1,179,390
----------------------------------------------------------------------
T&F Informa PLC (Publishing)                     117,380       862,787
----------------------------------------------------------------------
Telecom plus PLC (Integrated
  Telecommunication Services)                    103,690       515,968
----------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)             43,320       547,774
----------------------------------------------------------------------
WS Atkins PLC (Diversified Commercial
  Services)                                       59,295       653,221
======================================================================
                                                            21,168,090
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $52,145,012)                          70,352,040
======================================================================
MONEY MARKET FUNDS-6.74%

Liquid Assets Portfolio-Institutional
  Class(e)                                     2,556,718     2,556,718
----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    2,556,718     2,556,718
======================================================================
    Total Money Market Funds (Cost
      $5,113,436)                                            5,113,436
======================================================================
TOTAL INVESTMENTS-99.50% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $57,258,448)                75,465,476
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.31%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  3,264,778   $ 3,264,778
======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $3,264,778)                                      3,264,778
======================================================================
TOTAL INVESTMENTS-103.81% (Cost $60,523,226)                78,730,254
======================================================================
OTHER ASSETS LESS LIABILITIES-(3.81%)                       (2,890,662)
======================================================================
NET ASSETS-100.00%                                         $75,839,592
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $3,276,314, which represented 4.32% of the Fund's net assets. These securities are considered to be liquid.
(d) Each unit is comprised of 1 Ordinary share of Euro 0.05, 1 C share and 10 A shares.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 6.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $52,145,012)*                                 $70,352,040
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,378,214)                               8,378,214
===========================================================
    Total investments (cost $60,523,226)         78,730,254
___________________________________________________________
===========================================================
Foreign currencies, at value (cost $610,478)        615,255
-----------------------------------------------------------
Receivables for:
  Investments sold                                  133,092
-----------------------------------------------------------
  Fund shares sold                                  863,428
-----------------------------------------------------------
  Dividends                                         176,040
-----------------------------------------------------------
  Amount due from advisor                            15,619
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   17,325
-----------------------------------------------------------
Other assets                                         33,087
===========================================================
    Total assets                                 80,584,100
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,119,347
-----------------------------------------------------------
  Fund shares reacquired                            233,749
-----------------------------------------------------------
  Deferred compensation and retirement plans         17,324
-----------------------------------------------------------
  Collateral upon return of securities loaned     3,264,778
-----------------------------------------------------------
Accrued distribution fees                            31,102
-----------------------------------------------------------
Accrued transfer agent fees                          25,674
-----------------------------------------------------------
Accrued operating expenses                           52,534
===========================================================
    Total liabilities                             4,744,508
===========================================================
Net assets applicable to shares outstanding     $75,839,592
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $55,030,637
-----------------------------------------------------------
Undistributed net investment income                  93,648
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign currencies    2,499,025
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              18,216,282
===========================================================
                                                $75,839,592
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $53,171,457
___________________________________________________________
===========================================================
Class B                                         $14,023,794
___________________________________________________________
===========================================================
Class C                                         $ 8,644,341
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           3,886,853
___________________________________________________________
===========================================================
Class B                                           1,046,907
___________________________________________________________
===========================================================
Class C                                             645,331
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     13.68
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.68 divided by
      94.50%)                                   $     14.48
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     13.40
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     13.40
___________________________________________________________
===========================================================

* At June 30, 2004, securities with an aggregate market value of $2,705,854 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $134,982)        $  872,665
------------------------------------------------------------------------
Dividends from affiliated money market funds*                     24,907
========================================================================
    Total investment income                                      897,572
========================================================================

EXPENSES:

Advisory fees                                                    344,041
------------------------------------------------------------------------
Administrative services fees                                      24,864
------------------------------------------------------------------------
Custodian fees                                                   109,132
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         92,440
------------------------------------------------------------------------
  Class B                                                         59,016
------------------------------------------------------------------------
  Class C                                                         39,019
------------------------------------------------------------------------
Interest                                                           2,925
------------------------------------------------------------------------
Transfer agent fees                                              101,913
------------------------------------------------------------------------
Trustees' fees                                                     6,647
------------------------------------------------------------------------
Professional fees                                                 48,199
------------------------------------------------------------------------
Other                                                             50,114
========================================================================
    Total expenses                                               878,310
========================================================================
Less: Fees waived, expenses reimbursed, and expense offset
  arrangement                                                    (90,258)
========================================================================
    Net expenses                                                 788,052
========================================================================
Net investment income                                            109,520
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES, AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        6,473,747
------------------------------------------------------------------------
  Foreign currencies                                              64,219
========================================================================
                                                               6,537,966
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                          724,291
------------------------------------------------------------------------
  Foreign currencies                                               6,560
========================================================================
                                                                 730,851
========================================================================
Net gain from investment securities and foreign currencies     7,268,817
========================================================================
Net increase in net assets resulting from operations          $7,378,337
________________________________________________________________________
========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2004            2003
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   109,520    $  (157,442)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  6,537,966      4,332,482
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             730,851     14,544,576
=========================================================================================
    Net increase in net assets resulting from operations        7,378,337     18,719,616
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                              --       (110,677)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       5,789,710     14,779,957
-----------------------------------------------------------------------------------------
  Class B                                                       3,313,337        653,971
-----------------------------------------------------------------------------------------
  Class C                                                       1,493,882      2,479,060
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              10,596,929     17,912,988
=========================================================================================
    Net increase in net assets                                 17,975,266     36,521,927
=========================================================================================

NET ASSETS:

  Beginning of period                                          57,864,326     21,342,399
=========================================================================================
  End of period (including undistributed net investment
    income (loss) of $93,648 and $(15,872) for 2004 and
    2003, respectively)                                       $75,839,592    $57,864,326
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.
G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Class A shares to 2.00%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the six months ended June 30, 2004, AIM waived fees of $70,497.

    For the period ended June 30, 2004, at the direction of the trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $19,348 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2004, AIM was paid $24,864 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $57,810 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2004, the Class A, Class B and Class C shares paid $92,440, $59,016 and $39,019, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2004, AIM Distributors advised the Fund that it retained $26,461 in front-end sales commissions from the sale of Class A shares and $7,802, $11,648 and $16,041 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      06/30/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Asset
  Portfolio-
  Institutional
  Class           $1,498,588       $12,797,468       $(11,739,338)        $    --         $2,556,718       $ 6,599       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,498,588        12,797,468        (11,739,338)             --          2,556,718         6,333            --
==================================================================================================================================
  Subtotal        $2,997,176       $25,594,936       $(23,478,676)        $    --         $5,113,436       $12,932       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                            UNREALIZED
                          MARKET VALUE     PURCHASES       PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                        12/31/03        AT COST       FROM SALES      (DEPRECIATION)      06/30/04      INCOME*     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
 Portfolio-Institutional
  Class                    $  117,600     $10,540,981    $ (7,393,803)       $    --         $3,264,778     $11,975       $    --
===================================================================================================================================
  Total                    $3,114,776     $36,135,917    $(30,872,479)       $    --         $8,378,214     $24,907       $    --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $115.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2004, the Fund received credits in transfer agency fees of $413 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $413.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,185 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $2,705,854 were on loan to brokers. The loans were secured by cash collateral of $3,264,778 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $11,975 for securities lending transactions.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $  449,177
-----------------------------------------------------------------------------
December 31, 2010                                                 3,518,112
=============================================================================
    Total capital loss carryforward                              $3,967,289
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $51,133,909 and $42,313,971, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $18,398,115
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (236,009)
===========================================================================
Net unrealized appreciation of investment securities            $18,162,106
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $60,568,148.

NOTE 9--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2004               DECEMBER 31, 2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,736,210    $ 36,010,219     7,437,349    $ 64,909,222
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        547,370       7,089,282       355,346       3,473,696
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        658,574       8,534,446     2,260,834      19,474,776
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         6,582          76,679
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         33,883         448,155        24,199         222,934
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (34,548)       (448,155)      (24,613)       (222,934)
======================================================================================================================
Reacquired:
  Class A                                                     (2,377,643)    (30,668,664)   (5,818,558)    (50,428,878)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        261,091      (3,327,790)     (317,658)     (2,596,791)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (549,343)     (7,040,564)   (2,007,635)    (16,995,716)
======================================================================================================================
                                                               1,275,594    $ 10,596,929*    1,915,846    $ 17,912,988
______________________________________________________________________________________________________________________
======================================================================================================================

* Amount is net of redemption fees of $10,847, $2,861, and $1,764 for Class A, Class B, and Class C, respectively.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                      SIX MONTHS                                                 (DATE OPERATIONS
                                                        ENDED                YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                       JUNE 30,        -----------------------------------         DECEMBER 31,
                                                         2004           2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 12.05         $  7.37       $  7.19       $  9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            0.04           (0.03)(a)     (0.04)(a)     (0.05)(a)         (0.04)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       1.59            4.74          0.22         (1.93)            (0.74)
=================================================================================================================================
    Total from investment operations                      1.63            4.71          0.18         (1.98)            (0.78)
=================================================================================================================================
  Less distributions from net investment income             --           (0.03)           --            --             (0.05)
=================================================================================================================================
Net asset value, end of period                         $ 13.68         $ 12.05       $  7.37       $  7.19            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          13.53%          63.96%         2.50%       (21.59)%           (7.84)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $53,171         $42,103       $13,597       $ 6,969            $8,606
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements             2.00%(c)        2.00%         2.01%         2.01%             2.07%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements          2.25%(c)        2.68%         3.05%         4.65%             6.28%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  0.52%(c)       (0.28)%       (0.51)%       (0.61)%           (1.28)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  62%            130%          119%          152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $53,112,916.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                        SIX MONTHS                                               (DATE OPERATIONS
                                                          ENDED               YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                         JUNE 30,        ---------------------------------         DECEMBER 31,
                                                           2004           2003         2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 11.84         $ 7.27       $ 7.15       $  9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.01)         (0.08)(a)    (0.09)(a)     (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             1.57           4.65         0.21         (1.92)            (0.74)
=================================================================================================================================
    Total from investment operations                        1.56           4.57         0.12         (2.02)            (0.80)
=================================================================================================================================
    Less dividends from net investment income                 --             --           --            --             (0.03)
=================================================================================================================================
Net asset value, end of period                           $ 13.40         $11.84       $ 7.27       $  7.15            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            13.18%         62.86%        1.68%       (22.03)%           (7.99)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $14,024         $9,415       $5,689       $ 2,330            $2,851
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements               2.65%(c)       2.65%        2.66%         2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements            2.90%(c)       3.33%        3.70%         5.36%             6.98%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.13)%(c)     (0.93)%      (1.16)%       (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                    62%           130%         119%          152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $11,868,020.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                        SIX MONTHS                                               (DATE OPERATIONS
                                                          ENDED               YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                         JUNE 30,        ---------------------------------         DECEMBER 31,
                                                           2004           2003         2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $11.84         $ 7.27       $ 7.14       $  9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.01)         (0.09)(a)    (0.09)(a)     (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             1.57           4.66         0.22         (1.93)            (0.74)
=================================================================================================================================
    Total from investment operations                        1.56           4.57         0.13         (2.03)            (0.80)
=================================================================================================================================
    Less dividends from net investment income                 --             --           --            --             (0.03)
=================================================================================================================================
Net asset value, end of period                            $13.40         $11.84       $ 7.27       $  7.14            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            13.18%         62.86%        1.82%       (22.14)%           (7.99)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $8,644         $6,346       $2,057       $ 1,091            $1,073
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.65%(c)       2.65%        2.66%         2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.90%(c)       3.33%        3.70%         5.36%             6.98%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.13)%(c)     (0.93)%      (1.16)%       (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                    62%           130%         119%          152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $7,846,762.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the

INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173
Edward K. Dunn Jr.                Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
Lewis F. Pennock                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
Ruth H. Quigley                                                                 Philadelphia, PA 19103-7599
                                  Edgar M. Larsen
Louis S. Sklar                    Vice President                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
Larry Soll, Ph.D.                                                               919 Third Avenue
                                                                                New York, NY 10022-3852
Mark H. Williamson
                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(4)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(5)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(6)     AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                            SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                    AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     ================================================================================
INVESCO Dynamics Fund                        CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Mid-Cap Growth Fund                  FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Small Company Growth Fund            PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO S&P 500 Index Fund                   THOROUGHLY BEFORE INVESTING.
INVESCO Total Return Fund*                   ================================================================================

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

                                                AIMinvestments.com           ESC-SAR-1            AIM Distributors, Inc.


                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                           AIM GLOBAL VALUE FUND
                               Semiannual Report to Shareholders o June 30, 2004

                                 [COVER IMAGE]



[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                                --Registered Trademark--

===================================================================================================================================
AIM GLOBAL VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented is as of 6/30/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             the indexes defined here, and
                                                                                           consequently, the performance of the
o Effective 9/30/03, Class B shares are      o The unmanaged Lehman U.S. Aggregate         fund may deviate significantly from the
not available as an investment for           Bond Index, which represents the U.S.         performance of the indexes.
retirement plans maintained pursuant to      investment-grade fixed-rate bond market
Section 401 of the Internal Revenue          (including government and corporate           o A direct investment cannot be made in
Code, including 401(k) plans, money          securities, mortgage pass-through             an index. Unless otherwise indicated,
purchase pension plans and profit            securities and asset-backed securities),      index results include reinvested
sharing plans. Plans that have existing      is compiled by Lehman Brothers, a global      dividends, and they do not reflect sales
accounts invested in Class B shares will     investment bank.                              charges. Performance of an index of
continue to be allowed to make                                                             funds reflects fund expenses;
additional purchases.                        o The unmanaged MSCI World Index tracks       performance of a market index does not.
                                             the performance of approximately 50
PRINCIPAL RISKS OF INVESTING IN THE FUND     countries covered by Morgan Stanley           OTHER INFORMATION
                                             Capital International that are
o Investing in emerging markets involves     considered developed markets.                 o The returns shown in the Management's
greater risk and potential reward than                                                     Discussion of Fund Performance are based
investing in more established markets.       o The unmanaged MSCI World Value Free         on net asset values calculated for
                                             Index is a subset of the MSCI World           shareholder transactions. Generally
o International investing presents           Index, a group of global securities           accepted accounting principles require
certain risks not associated with            tracked by Morgan Stanley Capital             adjustments to be made to the net assets
investing solely in the United States.       International; the Value subset measures      of the fund at period end for financial
These include risks relating to              performance of companies with lower           reporting purposes, and as such, the net
fluctuations in the value of the U.S.        price-to-earnings ratios and lower            asset values for shareholder
dollar relative to the value of other        forecasted growth values.                     transactions and the returns based on
currencies, the custody arrangements                                                       those net asset values may differ from
made for the fund's foreign holdings,        o The unmanaged Lipper Global Fund Index      the net asset values and returns
differences in accounting, political         represents an average of the performance      reported in the Financial Highlights.
risks and the lesser degree of public        of global funds tracked by Lipper, Inc.,
information required to be provided by       an independent mutual fund performance        o Bloomberg, Inc. is a well-known
non-U.S. companies.                          monitor.                                      independent financial research and
                                                                                           reporting firm.
o Investing in small and mid-sized           o The unmanaged Standard & Poor's Index
companies involves risks not associated      of 500 Stocks (the S&P 500 -registered        o Industry classifications used in this
with investing in more established           trademark-) is an index of common stocks      report are generally according to the
companies. Also, small companies have        frequently used as a general measure of       Global Industry Classification Standard,
business risk, significant stock price       U.S. stock market performance.                which was developed by and is the
fluctuations, and illiquidity.                                                             exclusive property and a service mark of
                                             o The S&P/TSX 60 Index is a large cap         Morgan Stanley Capital International
o The fund may participate in the            index which tracks the performance of 60      Inc. and Standard & Poor's.
initial public offering (IPO) market in      of Canada's largest, publicly listed
some market cycles. Because of the           corporations. It is market cap weighted,      A description of the policies and
fund's small asset base, any investment      with weights adjusted for available           procedures that the fund uses to
the fund may make in IPOs may                share float, and is balanced across 10        determine how to vote proxies relating
significantly affect the fund's total        economic sectors.                             to portfolio securities is available
return. As the fund's assets grow, the                                                     without charge, upon request, by calling
impact of IPO investments will decline,      o The fund is not managed to track the        800-959-4246, or on the AIM Web site,
which may reduce the effect of IPO           performance of any particular index,          AIMinvestments.com.
investments on the fund's total return.      including


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The six months covered by this report could be characterized
ROBERT H.           as a trendless market. Positive news about employment and a
GRAHAM]              strengthening economy were offset by concerns about higher interest rates, continued violence in Iraq and high oil
ROBERT H. GRAHAM    prices. The result: muted performance in both U.S. equity
                    and fixed-income markets.

                       The same macroeconomic factors were at work overseas as
                    well, causing developed international markets to generally perform in line with that of the United States. In fact, the MSCI World Index tracked the performance of the S&P 500 Index with six-month returns of 3.52% and 3.44%, respectively.

   The anticipation of higher interest rates hampered bond performance, with most areas of the fixed- income market turning in flat returns for the six-month period, as evidenced by the 0.15% return of the Lehman U.S. Aggregate Bond Index. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In an unremarkable period like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.55% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.20%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   There continues to be increased regulatory focus on mutual funds and other investment products. For the latest information about ongoing regulatory matters, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for investor education and planning information as well as regular performance updates on our funds.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments --Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
July 20, 2004

*Average annual total returns, June 30, 1979, to June 30, 2004. Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND SEEKS COMPANIES TRADING BELOW INTRINSIC                                               strong in the United Kingdom, supported
VALUE                                                                                      by renewed strength in the housing
                                                                                           market and resilient consumer spending.
For the six months ended June 30, 2004,      interest rate hikes. Market and economic
AIM Global Value Fund's Class A shares       conditions, however, varied                      Monetary policy was a factor during
returned 1.53% at net asset value. (Had      significantly by region.                      the reporting period as many central
the effects of front-end sales charges                                                     banks raised interest rates. The U.S.
been included, the performance would be         In the United States, gross domestic       Federal Reserve hiked the federal funds
lower.) The performance of the other         product expanded at an annualized rate        target rate by 25 basis points (0.25%).
share classes and benchmark indexes is       of 4.5% in the first quarter of 2004 and      A monetary tightening cycle also was
shown in the table on page 3. For the        3.0% in the second quarter. Corporate         underway in the United Kingdom, where
same period, the MSCI World Index, the       profits continued to show strength.           central banks raised interest rates
MSCI World Value Free Index and the          According to Bloomberg, more than 85% of      several times during the reporting
Lipper Global Fund Index returned 3.52%,     S&P 500 firms reported first-quarter          period. Monetary policy remained
4.45% and 3.20%, respectively.               2004 earnings that met or exceeded            accommodative in the euro zone, where
                                             expectations.                                 short-term rates were unchanged at 2%.
   We believe the fund underperformed
these indexes because of the percentage         In Canada, gold companies benefited        YOUR FUND
of cash held in its portfolio during the     from the ascent of gold prices, and
period. We had sold several stocks that      increased oil prices provided a boon to       Although the fund produced positive
we believed had reached their price          the energy sector. Canadian stocks fared      returns for the six-month period, we do
potential, and we did not reinvest the       somewhat better than U.S. stocks. For         not manage this fund with the goal of
proceeds, as there were few stocks that      example, Standard & Poor's large-cap          outperforming the market in every
met our criteria during the period.          Canadian index (S&P/TS 60) returned           environment. Our goal is to minimize
                                             4.06% compared to the S&P 500 Index's         risk so that we can profit from periods
MARKET CONDITIONS                            3.44%. Because the Canadian market's          of market advances while avoiding as
                                             heaviest weightings are in financials         much loss as possible during market
World equity markets, represented by the     and natural resources, it is more             declines.
MSCI World Index, rallied through much       interest-rate sensitive than the U.S.
of the first quarter of 2004. This rally     market, an advantage when interest rates         We seek out companies that trade
enabled many global stocks to produce        are rising.                                   below what we believe is their intrinsic
positive returns for the six-month                                                         value. We look for companies with clear
reporting period. During the second             In the euro zone--the 12 countries         potential to achieve their value, such
quarter, most markets gave back some of      that use the euro as currency--economic       as companies that are restructuring,
their earlier gains because of China's       conditions also improved, albeit at a         undergoing a management change, or
efforts to slow its economy, high oil        slower pace than in many regions. In          taking part in the restructuring of an
prices, and looming                          contrast to the euro zone's sluggish          industry. We also focus on companies
                                             recovery, economic activity remained          with strong balance sheets, strong cash
                                                                                           positions, and minimal debt.

                                                                                              The fund is able to invest in stocks
                                                                                           of all market capitalizations, but we
                                                                                           focus on

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                             TOP 10 INDUSTRIES*                                   TOP 10 COUNTRIES*

 1. Microsoft Corp.                          2.5%    1. U.S. Treasury Notes                      8.8%    U.S.A            38.2%

 2. E-L Financial Corp. Ltd. (Canada)        2.0     2. Packaged Foods & Meats                   5.4     Canada           24.7

 3. Suncor Energy, Inc. (Canada)             2.0     3. Oil & Gas Exploration & Production       4.4     United Kingdom    7.0

 4. BMTC Group, Inc.-Class A (Canada)        2.0     4. Integrated Telecommunication                     Netherlands       1.4
                                                        Services                                 4.2
 5. Kraft Foods Inc.-Class A                 1.9                                                         Finland           1.2
                                                     5. Pharmaceuticals                          4.1
 6. Pan-Ocean Energy Corp. Ltd. (Canada)     1.9                                                         Germany           1.1
                                                     6. Gold                                     4.1
 7. CenturyTel, Inc.                         1.8                                                         Switzerland       0.9
                                                     7. Thrifts & Mortgage Finance               3.5
 8. Newmont Mining Corp.                     1.8                                                         Japan             0.8
                                                     8. Steel                                    3.1
 9. Barrick Gold Corp. (Canada)              1.8                                                         Taiwan            0.6
                                                     9. Integrated Oil & Gas                     2.7
10. Algoma Steel Inc. (Canada)               1.8                                                         Australia         0.5
                                                    10. Diversified Banks                        2.6

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no
assurance that the fund will continue to hold any
particular security.
====================================================================================================================================

mid- to large-cap stocks. At the close       and casualty, life and health insurance                        ROGER J. MORTIMER
of the period, stocks in the fund's          policies. For the three months ended                           Mr. Mortimer is lead
portfolio were approximately 40% large       March 31, 2004, the company reported             [MORTIMER     portfolio manager of
cap, 23% mid cap and 36% small cap,          total net income of $24.0 million                  PHOTO]      AIM Global Value
according to the capitalization sizes        compared to $16.9 million for the same                         Fund. He began his
defined by Lipper, Inc.                      period last year. We believe its shares                        investment career in
                                             were still undervalued at the end of the      1986. In 1997, he joined GT Global as a
   The fund is also able to invest           period.                                       portfolio manager overseeing the
anywhere on the globe, but we focus on                                                     management of GT Global Canada Value
developed countries. At the close of the        Newmont Mining, the world's largest        Class. In 1998, The GT Global Funds were
period, the fund's foreign holdings were     gold producer, and Canadian copper            acquired by AIM. Mr. Mortimer holds a
invested only in developed markets.          mining company Amerigo Resources were         B.A. in economics and an M.B.A. from the
                                             among stocks that detracted from fund         University of Western Ontario.
   We select portfolio holdings on a         performance. Newmont's share price fell
stock-by-stock basis; we do not make         after it lowered its earnings forecast
sector bets. However, our stock-by-stock     because of increased energy costs. Our
selection process did lead us to have        confidence in this company led us to
holdings in 10 sectors. The sector that      take advantage of the price decline and                        GLEN HILTON
contributed most to fund performance was     purchase additional shares.                                    Mr. Hilton began his
information technology. The fund's                                                            [HILTON       career in investments
stocks in the consumer discretionary and        Amerigo also reported higher                   PHOTO]       in 1995. He joined
materials sectors were the greatest          production costs, which it attributed to                       AIM in 2002. Mr.
detractors to fund performance.              an expansion project and maintenance                           Hilton holds a B.A.
                                             costs at its mine located in Chile. The                        in economics from
   Rayonier Inc. and E-L Financial were      fund no longer owns shares in this                             Loyola University.
among stocks that contributed to fund        company.
performance for the period. Rayonier, an
American company in the forest products      IN CLOSING
industry, reported that first-quarter
2004 net income increased to $75.5           Throughout the period, we remained
million from $8.2 million in                 committed to our strategy of purchasing
first-quarter 2003. The increase was         stocks of undervalued companies and
attributed to strong performance in its      seeking to minimize portfolio risk. We
two core segments, as well as the tax        believe that this strategy can enable us
benefits inherent in the real estate         to achieve our objective of long-term
investment trust (REIT) structure to         growth of capital.
which the company recently converted.
                                                   See important fund and index
   E-L Financial is a Canadian financial         disclosures inside front cover.
services company that underwrites
property

=====================================================================================

FUND VS. INDEXES

Total returns 12/31/03-6/30/04, excluding sales charges. Had sales charges been included, returns would be lower.

CLASS A SHARES                                                 1.53%

CLASS B SHARES                                                 1.21

CLASS C SHARES                                                 1.21

MSCI WORLD INDEX (BROAD MARKET INDEX)                          3.52

MSCI WORLD VALUE FREE INDEX (STYLE-SPECIFIC INDEX)             4.45

LIPPER GLOBAL FUND INDEX (PEER GROUP INDEX)                    3.20

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*                                        78

TOTAL NET ASSETS                                      $33.8 MILLION

=====================================================================================             [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your fund's long-term performance record for periods ended 6/30/04, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================


====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                    The performance of the fund's share
As of 6/30/04, including applicable          classes will differ due to different
sales charges                                sales charge structures and class
                                             expenses. Had the advisor not waived
CLASS A SHARES                               fees and/or reimbursed expenses,
Inception (12/29/00)                4.03%    performance would have been lower
  1 Year                           15.98
                                                A redemption fee of 2% will be
CLASS B SHARES                               imposed on certain redemptions or
Inception (12/29/00)                4.27%    exchanges out of the fund within 30 days
  1 Year                           16.81     of purchase. Exceptions to the
                                             redemption fee are listed in the fund's
CLASS C SHARES                               prospectus.
Inception (12/29/00)                5.06%
  1 Year                           20.92

The performance data quoted represent
past performance and cannot guarantee
comparable future results; current
performance may be lower or higher.
Please visit AIMinvestments.com for the
most recent month-end performance.
Performance figures reflect reinvested
distributions, changes in net asset
value and the effect of the maximum
sales charge unless otherwise stated.
Investment return and principal value
will fluctuate so that you may have a
gain or loss when you sell shares.

   Class A share performance reflects
the maximum 5.50% sales charge, and
Class B and Class C share performance
reflects the applicable contingent
deferred sales charge (CDSC) for the
period involved. The CDSC on Class B
shares declines from 5% beginning at the
time of purchase to 0% at the beginning                                                   [ARROW
of the seventh year. The CDSC on Class C                                                  BUTTON        For More Information Visit
shares is 1% for the first year after                                                     IMAGE]             AIMinvestments.com
purchase.
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-38.96%

AUSTRALIA-0.53%

News Corp. Ltd. (The) (Movies &
  Entertainment)                                   11,000   $    97,503
-----------------------------------------------------------------------
Perseverance Corp. Ltd. (Gold)(a)                 412,200        80,682
=======================================================================
                                                                178,185
=======================================================================

CANADA-24.67%

Algoma Steel Inc. (Steel)(a)                       72,000       593,592
-----------------------------------------------------------------------
Aliant Inc. (Integrated Telecommunication
  Services)                                        12,100       250,026
-----------------------------------------------------------------------
APF Energy Trust (Oil & Gas Exploration &
  Production)                                      39,900       339,714
-----------------------------------------------------------------------
Barrick Gold Corp. (Gold)                          30,100       594,475
-----------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)        80,000       659,547
-----------------------------------------------------------------------
Crystallex International Corp. (Gold)(a)           37,200        95,910
-----------------------------------------------------------------------
E-L Financial Corp. Ltd. (Multi-Line
  Insurance)                                        2,512       677,774
-----------------------------------------------------------------------
Energy Savings Income Fund (Gas Utilities)         25,800       299,719
-----------------------------------------------------------------------
Gold Reserve Inc. (Diversified Metals &
  Mining)(a)                                       50,200       154,259
-----------------------------------------------------------------------
IPSCO, Inc. (Steel)                                20,000       450,890
-----------------------------------------------------------------------
LionOre Mining International Ltd.
  (Diversified Metals & Mining)(a)                100,000       452,689
-----------------------------------------------------------------------
Metalex Ventures Ltd. (Precious Metals &
  Mining)(a)                                      200,000       206,858
-----------------------------------------------------------------------
Molson Inc.-Class A (Brewers)                      22,600       575,565
-----------------------------------------------------------------------
Pan-Ocean Energy Corp. Ltd. (Oil & Gas
  Exploration & Production)(a)                     75,000       635,188
-----------------------------------------------------------------------
Rothmans, Inc. (Tobacco)                           10,400       261,043
-----------------------------------------------------------------------
Stornoway Diamond Corp. (Precious Metal &
  Minerals)(a)                                    161,700       239,960
-----------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         26,200       667,837
-----------------------------------------------------------------------
Teck Cominco Ltd.-Class B (Diversified Metals
  & Mining)                                         6,400       115,121
-----------------------------------------------------------------------
TimberWest Forest Corp.-Units (Forest
  Products)(b)                                     44,200       444,567
-----------------------------------------------------------------------
Westaim Corp. (The) (Industrial
  Conglomerates)(a)                                97,400       277,399
-----------------------------------------------------------------------
Yellow Pages Income Fund (Publishing)              40,000       339,966
=======================================================================
                                                              8,332,099
=======================================================================

FINLAND-1.24%

Nokia Oyj-ADR (Communications Equipment)           17,800       258,812
-----------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)                    8,400       160,213
=======================================================================
                                                                419,025
=======================================================================

GERMANY-1.07%

Bayerische Hypo-und Vereinsbank A.G.
  (Diversified Banks)(a)                            6,020       107,331
-----------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                    5,700       252,813
=======================================================================
                                                                360,144
=======================================================================

JAPAN-0.82%

Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                    4,100       198,135
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

JAPAN-(CONTINUED)

Nippon Unipac Holding (Paper Products)                 15   $    78,690
=======================================================================
                                                                276,825
=======================================================================

MEXICO-0.48%

Grupo Aeroportuario del Sureste S.A. de
  C.V.-ADR (Airport Services)                       8,700       160,950
=======================================================================

NETHERLANDS-1.36%

Akzo Nobel N.V. (Diversified Chemicals)             5,900       217,506
-----------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)                 10,500       240,473
=======================================================================
                                                                457,979
=======================================================================

SWEDEN-0.24%

Skandia Forsakrings A.B. (Life & Health
  Insurance)                                       20,000        83,041
=======================================================================

SWITZERLAND-0.91%

Nestle S.A. (Packaged Foods & Meats)                1,150       307,366
=======================================================================

TAIWAN-0.64%

President Chain Store Corp. (Food Retail)         115,000       216,210
=======================================================================

UNITED KINGDOM-7.00%

Diageo PLC (Distillers & Vintners)                 28,600       386,879
-----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          12,800       530,688
-----------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)              15,000       223,786
-----------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)               8,800       132,569
-----------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)                                            7,260       188,622
-----------------------------------------------------------------------
Severn Trent PLC (Water Utilities)                 27,110       392,619
-----------------------------------------------------------------------
Standard Chartered PLC (Diversified Banks)         13,000       212,397
-----------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)              30,000       295,289
=======================================================================
                                                              2,362,849
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $11,968,550)                           13,154,673
=======================================================================

DOMESTIC COMMON STOCKS-29.34%

ADVERTISING-0.22%

Omnicom Group Inc.                                  1,000        75,890
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.34%

Jones Apparel Group, Inc.                          11,500       454,020
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.95%

United Corporations Ltd.                           10,000       319,280
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.64%

ActivCard Corp.(a)                                 29,700       215,622
=======================================================================

CONSTRUCTION MATERIALS-0.53%

Lafarge North America Inc.                          4,100       177,530
=======================================================================


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

DIVERSIFIED BANKS-0.59%

Wells Fargo & Co.                                   3,500   $   200,305
=======================================================================

DIVERSIFIED METALS & MINING-0.38%

Freeport-McMoRan Copper & Gold, Inc.-Class B        1,500        49,725
-----------------------------------------------------------------------
Phelps Dodge Corp.(a)                               1,000        77,510
=======================================================================
                                                                127,235
=======================================================================

GOLD-1.78%

Newmont Mining Corp.                               15,500       600,780
=======================================================================

INTEGRATED OIL & GAS-0.70%

Murphy Oil Corp.                                    3,200       235,840
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.46%

ALLTEL Corp.                                       11,200       566,944
-----------------------------------------------------------------------
CenturyTel, Inc.                                   20,000       600,800
=======================================================================
                                                              1,167,744
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.61%

Merrill Lynch & Co., Inc.                           3,800       205,124
=======================================================================

MOVIES & ENTERTAINMENT-0.87%

Walt Disney Co. (The)                              11,500       293,135
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.48%

Devon Energy Corp.                                  7,600       501,600
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.94%

Citigroup Inc.                                      6,800       316,200
=======================================================================

PACKAGED FOODS & MEATS-3.61%

Kraft Foods Inc.-Class A                           20,600       652,608
-----------------------------------------------------------------------
Lancaster Colony Corp.                             13,600       566,304
=======================================================================
                                                              1,218,912
=======================================================================

PHARMACEUTICALS-2.57%

Bristol-Myers Squibb Co.                            4,400       107,800
-----------------------------------------------------------------------
Merck & Co. Inc.                                    6,400       304,000
-----------------------------------------------------------------------
Schering-Plough Corp.                              24,700       456,456
=======================================================================
                                                                868,256
=======================================================================

RAILROADS-1.18%

Union Pacific Corp.                                 6,700   $   398,315
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

REAL ESTATE-0.36%

Rayonier, Inc.                                      2,760       122,682
=======================================================================

REGIONAL BANKS-1.11%

Commerce Bancshares, Inc.                           4,300       197,564
-----------------------------------------------------------------------
North Fork Bancorp., Inc.                           4,700       178,835
=======================================================================
                                                                376,399
=======================================================================

SYSTEMS SOFTWARE-2.50%

Microsoft Corp.                                    29,600       845,376
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.52%

Brookline Bancorp, Inc.                            13,400       196,578
-----------------------------------------------------------------------
First Financial Holdings, Inc.                      6,800       195,908
-----------------------------------------------------------------------
Washington Mutual, Inc.                            14,800       571,872
-----------------------------------------------------------------------
WSFS Financial Corp.                                4,600       223,882
=======================================================================
                                                              1,188,240
=======================================================================
    Total Domestic Common Stocks (Cost
      $9,524,375)                                             9,908,485
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. TREASURY NOTES-8.83%

1.63%, 04/30/05 to 09/30/05                    $1,000,000       995,117
-----------------------------------------------------------------------
1.25%, 05/31/05                                   500,000       496,602
-----------------------------------------------------------------------
1.13%, 06/30/05                                   500,000       495,469
-----------------------------------------------------------------------
1.50%, 07/31/05                                   500,000       496,719
-----------------------------------------------------------------------
2.00%, 08/31/05                                   500,000       498,906
=======================================================================
    Total U.S. Treasury Notes (Cost
      $3,008,831)                                             2,982,813
=======================================================================



                                                 SHARES

MONEY MARKET FUNDS-20.01%

Liquid Assets Portfolio-Institutional
  Class(c)                                      3,377,409     3,377,409
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     3,377,409     3,377,409
=======================================================================
    Total Money Market Funds (Cost
      $6,754,818)                                             6,754,818
=======================================================================
TOTAL INVESTMENTS-97.14% (Cost $31,256,574)                  32,800,789
=======================================================================
OTHER ASSETS LESS LIABILITIES-2.86%                             966,651
=======================================================================
NET ASSETS-100.00%                                          $33,767,440
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Each unit represents one common share, one hundred preferred shares and one subordinate note receipt.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $24,501,756)                                  $26,045,971
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $6,754,818)                               6,754,818
===========================================================
    Total investments (cost $31,256,574)         32,800,789
===========================================================
Foreign currencies, at value (cost $590,489)        604,385
-----------------------------------------------------------
Receivables for:
  Investments sold                                  569,899
-----------------------------------------------------------
  Fund shares sold                                  117,083
-----------------------------------------------------------
  Dividends and interest                            102,544
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   13,589
-----------------------------------------------------------
Other assets                                         14,851
===========================================================
    Total assets                                 34,223,140
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             252,483
-----------------------------------------------------------
  Fund shares reacquired                              3,238
-----------------------------------------------------------
  Foreign currency contracts outstanding            110,971
-----------------------------------------------------------
  Deferred compensation and retirement plans         13,589
-----------------------------------------------------------
Accrued distribution fees                            18,424
-----------------------------------------------------------
Accrued transfer agent fees                          11,568
-----------------------------------------------------------
Accrued operating expenses                           45,427
===========================================================
    Total liabilities                               455,700
===========================================================
Net assets applicable to shares outstanding     $33,767,440
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $30,833,371
-----------------------------------------------------------
Undistributed net investment income (loss)         (166,803)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign currencies    1,650,260
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and foreign
  currency contracts                              1,450,612
===========================================================
                                                $33,767,440
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $16,021,881
___________________________________________________________
===========================================================
Class B                                         $12,006,793
___________________________________________________________
===========================================================
Class C                                         $ 5,738,766
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           1,344,210
___________________________________________________________
===========================================================
Class B                                           1,025,321
___________________________________________________________
===========================================================
Class C                                             489,724
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     11.92
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.92 divided
      by 94.50%)                                $     12.61
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.71
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.72
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $18,438)         $   208,773
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       20,897
-------------------------------------------------------------------------
Interest                                                           12,155
=========================================================================
    Total investment income                                       241,825
=========================================================================

EXPENSES:

Advisory fees                                                     110,892
-------------------------------------------------------------------------
Administrative services fees                                       24,863
-------------------------------------------------------------------------
Custodian fees                                                     14,067
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                          21,648
-------------------------------------------------------------------------
  Class B                                                          47,269
-------------------------------------------------------------------------
  Class C                                                          21,340
-------------------------------------------------------------------------
Transfer agent fees                                                46,628
-------------------------------------------------------------------------
Professional fees                                                  47,166
-------------------------------------------------------------------------
Trustees' fees                                                      6,308
-------------------------------------------------------------------------
Other                                                              41,897
=========================================================================
    Total expenses                                                382,078
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (76,054)
=========================================================================
    Net expenses                                                  306,024
=========================================================================
Net investment income (loss)                                      (64,199)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         1,291,669
-------------------------------------------------------------------------
  Foreign currencies                                              (65,511)
=========================================================================
                                                                1,226,158
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          (905,360)
-------------------------------------------------------------------------
  Foreign currencies                                               15,301
-------------------------------------------------------------------------
  Foreign currency contracts                                     (110,971)
=========================================================================
                                                               (1,001,030)
=========================================================================
Net gain from investment securities, foreign currencies and
  foreign currency contracts                                      225,128
=========================================================================
Net increase in net assets resulting from operations          $   160,929
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2004            2003
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (64,199)   $   (26,446)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and option
    contracts                                                   1,226,158      3,340,092
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities foreign currencies and foreign
    currency contracts                                         (1,001,030)       760,584
=========================================================================================
    Net increase in net assets resulting from operations          160,929      4,074,230
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                              --        (66,253)
-----------------------------------------------------------------------------------------
  Class B                                                              --        (20,575)
-----------------------------------------------------------------------------------------
  Class C                                                              --         (8,358)
=========================================================================================
  Total distributions from net investment income                       --        (95,186)
=========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                              --        (96,651)
-----------------------------------------------------------------------------------------
  Class B                                                              --        (77,081)
-----------------------------------------------------------------------------------------
  Class C                                                              --        (31,309)
=========================================================================================
  Total distributions from net realized gains                          --       (205,041)
=========================================================================================
  Decrease in net assets resulting from distributions                  --       (300,227)
=========================================================================================
Share transactions-net:
  Class A                                                       6,643,576      1,096,605
-----------------------------------------------------------------------------------------
  Class B                                                       4,893,055      1,052,199
-----------------------------------------------------------------------------------------
  Class C                                                       2,871,257        481,030
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              14,407,888      2,629,834
=========================================================================================
    Net increase in net assets                                 14,568,817      6,403,837
=========================================================================================

NET ASSETS:

  Beginning of period                                          19,198,623     12,794,786
=========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(166,803) and $(102,604) for 2004 and
    2003, respectively)                                       $33,767,440    $19,198,623
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Class A shares to 2.00%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $57,932.

    For the period ended June 30, 2004, at the direction of the trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $17,982 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2004, AIM was paid $24,863 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $27,394 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2004, the Class A, Class B and Class C shares paid $21,648, $47,269 and $21,340, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2004, AIM Distributors advised the Fund that it retained $14,784 in front-end sales commissions from the sale of Class A shares and $0, $245 and $295 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                     UNREALIZED
                     MARKET VALUE     PURCHASES       PROCEEDS      APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
FUND                   12/31/03        AT COST       FROM SALES    (DEPRECIATION)     06/30/04      INCOME    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class                $178,736      $ 7,206,896     $(4,008,223)      $   --        $3,377,409    $10,718      $   --
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class                 178,736        7,206,896     (4,008,223)           --         3,377,409     10,179          --
=========================================================================================================================
  Total                $357,472      $14,413,792     $(8,016,446)      $   --        $6,754,818    $20,897      $   --
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions. For the six months ended June 30, 2004, the Fund received credits in transfer agency fees of $140 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $140.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,145 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FOREIGN CURRENCY CONTRACTS

OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                CONTRACT TO                          UNREALIZED
                                                                          -----------------------                   APPRECIATION
SETTLEMENT DATE                                               CURRENCY     DELIVER      RECEIVE        VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
07/21/04                                                        CAD       7,350,000    $5,395,330    $5,506,301      $(110,971)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund did not have a capital loss carryforward for tax purposes as of December 31, 2003.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $27,427,439 and $19,966,488, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $1,788,277
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (350,134)
==============================================================================
Net unrealized appreciation of investment securities               $1,438,143
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $31,362,646.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                         CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED              YEAR ENDED
                                                                   JUNE 30, 2004            DECEMBER 31, 2003
                                                              ------------------------    ----------------------
                                                               SHARES        AMOUNT        SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       661,574    $ 7,920,581     496,139    $5,108,376
----------------------------------------------------------------------------------------------------------------
  Class B                                                       530,036      6,257,712     345,035     3,466,255
----------------------------------------------------------------------------------------------------------------
  Class C                                                       287,504      3,392,239     139,530     1,450,866
================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                            --             --      14,310       160,136
----------------------------------------------------------------------------------------------------------------
  Class B                                                            --             --       8,515        94,004
----------------------------------------------------------------------------------------------------------------
  Class C                                                            --             --       3,440        37,992
================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        19,549        233,726      14,898       155,309
----------------------------------------------------------------------------------------------------------------
  Class B                                                       (19,879)      (233,726)    (15,126)     (155,309)
================================================================================================================
Reacquired:*
  Class A                                                      (126,840)    (1,510,731)   (434,061)   (4,327,216)
----------------------------------------------------------------------------------------------------------------
  Class B                                                       (96,282)    (1,130,931)   (244,204)   (2,352,751)
----------------------------------------------------------------------------------------------------------------
  Class C                                                       (44,267)      (520,982)   (103,345)   (1,007,828)
================================================================================================================
                                                              1,211,395    $14,407,888     225,131    $2,629,834
________________________________________________________________________________________________________________
================================================================================================================

* Amount is net of redemption fees of $560, $420 and $201 for Class A, Class B and Class C Shares for 2004, respectively.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                                                                                DECEMBER 29, 2000
                                                        SIX MONTHS                                              (DATE OPERATIONS
                                                          ENDED              YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                         JUNE 30,        --------------------------------         DECEMBER 31,
                                                           2004           2003         2002         2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 11.74         $ 9.05       $ 9.85       $10.00            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.01)(a)       0.01(a)     (0.11)(a)    (0.05)(a)            --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             0.19           2.89        (0.69)       (0.10)               --
=================================================================================================================================
    Total from investment operations                        0.18           2.90        (0.80)       (0.15)               --
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --          (0.09)       (0.00)       (0.00)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --          (0.12)          --           --                --
=================================================================================================================================
    Total distributions                                       --          (0.21)          --           --                --
=================================================================================================================================
Net asset value, end of period                           $ 11.92         $11.74       $ 9.05       $ 9.85            $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             1.53%         32.15%       (8.08)%      (1.49)%              --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $16,022         $9,270       $6,321       $8,725            $1,110
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or reimbursements                    2.00%(c)       2.00%        2.00%        1.91%             1.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or reimbursements                 2.59%(c)       3.12%        2.75%        4.44%            76.90%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.14)%(c)      0.14%       (1.16)%      (0.52)%            3.91%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                    95%           372%         101%         168%               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $12,438,381.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                                                         JANUARY 2, 2001
                                                              SIX MONTHS           YEAR ENDED              (DATE SALES
                                                                ENDED             DECEMBER 31,            COMMENCED) TO
                                                               JUNE 30,        -------------------        DECEMBER 31,
                                                                 2004           2003         2002             2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.57         $ 8.94       $ 9.79           $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)      (0.05)(a)    (0.17)(a)        (0.11)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.19           2.83        (0.68)           (0.10)
========================================================================================================================
    Total from investment operations                              0.14           2.78        (0.85)           (0.21)
========================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.03)          --            (0.00)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.12)          --               --
========================================================================================================================
    Total distributions                                             --          (0.15)          --               --
========================================================================================================================
Net asset value, end of period                                 $ 11.71         $11.57       $ 8.94           $ 9.79
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   1.21%         31.26%       (8.68)%          (2.09)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $12,007         $7,075       $4,624           $3,613
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or reimbursements                          2.65%(c)       2.65%        2.65%            2.57%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or reimbursements                       3.24%(c)       3.77%        3.40%            5.10%(d)
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.79)%(c)     (0.51)%      (1.81)%          (1.18)%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(e)                                          95%           372%         101%             168%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $9,505,674.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                                         JANUARY 11, 2001
                                                              SIX MONTHS           YEAR ENDED              (DATE SALES
                                                                ENDED             DECEMBER 31,            COMMENCED) TO
                                                               JUNE 30,        -------------------         DECEMBER 31,
                                                                 2004           2003         2002              2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.58         $ 8.94       $ 9.79            $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)      (0.05)(a)    (0.17)(a)         (0.11)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.19           2.84        (0.68)            (0.10)
=========================================================================================================================
    Total from investment operations                              0.14           2.79        (0.85)            (0.21)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.03)          --             (0.00)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.12)          --                --
=========================================================================================================================
    Total distributions                                             --          (0.15)          --                --
=========================================================================================================================
Net asset value, end of period                                  $11.72         $11.58       $ 8.94            $ 9.79
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   1.21%         31.37%       (8.68)%           (2.09)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $5,739         $2,853       $1,850            $1,312
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or reimbursements                          2.65%(c)       2.65%        2.65%             2.57%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or reimbursements                       3.24%(c)       3.77%        3.40%             5.10%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.79)%(c)     (0.51)%      (1.81)%           (1.18)%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                          95%           372%         101%              168%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,291,480.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the

SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND

Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn Jr.                Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
Lewis F. Pennock                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
Ruth H. Quigley                                                                 Philadelphia, PA 19103-7599
                                  Edgar M. Larsen
Louis S. Sklar                    Vice President                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
Larry Soll, Ph.D.                                                               919 Third Avenue
                                                                                New York, NY 10022-3852
Mark H. Williamson
                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(4)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(5)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(6)     AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                           SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                    AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     ===============================================================================
INVESCO Dynamics Fund                        CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Mid-Cap Growth Fund                  FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Small Company Growth Fund            PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO S&P 500 Index Fund                   THOROUGHLY BEFORE INVESTING.
INVESCO Total Return Fund*                   ===============================================================================

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

                       AIMinvestments.com   GLV-SAR-1   A I M Distributors, Inc.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                      AIM INTERNATIONAL EMERGING
                                                                     GROWTH FUND
                               Semiannual Report to Shareholders o June 30, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

===================================================================================================================================
AIM INTERNATIONAL EMERGING GROWTH FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             measure of U.S. stock market
                                                                                           performance.
o Effective 9/30/03, Class B shares are      o The unmanaged MSCI Europe, Australasia
not available as an investment for           and the Far East Index (the MSCI EAFE         o A direct investment cannot be made in
retirement plans maintained pursuant to      --registered trademark--) is a group of       an index. Unless otherwise indicated,
Section 401 of the Internal Revenue          foreign securities tracked by Morgan          index results include reinvested
Code, including 401(k) plans, money          Stanley Capital International.                dividends, and they do not reflect sales
purchase pension plans and profit                                                          charges. Performance of an index of
sharing plans. Plans that have existing      o The unmanaged MSCI All Country (AC)         funds reflects fund expenses;
accounts invested in Class B shares will     World Free ex-U.S. Growth Index is a          performance of a market index does not.
continue to be allowed to make               subset of the unmanaged MSCI All Country
additional purchases.                        (AC) World Free ex-U.S. Index, which          o The fund is not managed to track the
                                             represents the performance of securities      performance of any particular index,
PRINCIPAL RISKS OF INVESTING IN THE FUND     in developed and emerging countries,          including the indexes defined here, and
                                             excluding the United States, covered by       consequently, the performance of the
o International investing presents           Morgan Stanley Capital International.         fund may deviate significantly from the
certain risks not associated with            The Growth portion measures performance       performance of the indexes.
investing solely in the United States.       of companies with higher price/earnings
These include risks relating to              ratios and higher forecasted growth           OTHER INFORMATION
fluctuations in the value of the U.S.        values. A "free" index represents
dollar relative to the values of other       investable opportunities for global           o The returns shown in the Management's
currencies, the custody arrangements         investors, taking into account the local      Discussion of Fund Performance are based
made for the fund's foreign holdings,        market restrictions on share ownership        on net asset values calculated for
differences in accounting, political         by foreign investors.                         shareholder transactions. Generally
risks and the lesser degree of public                                                      accepted accounting principles require
information required to be provided by       o The unmanaged MSCI World Index is a         adjustments to be made to the net assets
non-U.S. companies.                          group of global securities tracked by         of the fund at period end for financial
                                             Morgan Stanley Capital International          reporting purposes, and as such, the net
o Investing in emerging markets involves     that are considered developed markets.        asset values for shareholder
greater risk and potential reward than                                                     transactions and the returns based on
investing in more established markets.       o The unmanaged Lehman U.S. Aggregate         those net asset values may differ from
                                             Bond Index, which represents the U.S.         the net asset values and returns
o The fund is nondiversified, which          investment-grade fixed-rate bond market       reported in the Financial Highlights.
increases risks as well as potential         (including government and corporate
rewards.                                     securities, mortgage pass-through             o Industry classifications used in this
                                             securities and asset-backed securities),      report are generally according to the
o Investing in small and mid-size            is compiled by Lehman Brothers, a global      Global Industry Classification Standard,
companies involves risks not associated      investment bank.                              which was developed by and is the
with investing in more established                                                         exclusive property and a service mark of
companies, including business risk,          o The unmanaged Lipper International          Morgan Stanley Capital International
significant stock price fluctuations and     Small Cap Fund Index represents an            Inc. and Standard & Poor's.
illiquidity.                                 average of the performance of 10
                                             international small-cap mutual funds          A description of the policies and
o The fund may participate in the            tracked by Lipper, Inc., an independent       procedures that the fund uses to
initial public offering (IPO) market in      mutual fund performance monitor.              determine how to vote proxies relating
some market cycles. Because of the                                                         to portfolio securities is available
fund's small asset base, any investment      o The unmanaged Standard & Poor's             without charge, upon request, by calling
the fund may make in IPOs may                Composite Index of 500 Stocks (the S&P        800-959-4246, or on the AIM Web site,
significantly affect the fund's total        500 --registered trademark-- Index) is        AIMinvestments.com.
return. As the fund's assets grow, the       an index of common stocks frequently
impact of IPO investments will decline,      used as a general
which may reduce the effect of IPO
investments on the fund's total return.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                           DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF FUNDS --Registered Trademark--:

[PHOTO OF                  The six months covered by this report could be
ROBERT H.                  characterized as a trendless market. Positive news
GRAHAM]                    about employment and a strengthening economy were
                           offset by concerns about higher interest rates,
ROBERT H. GRAHAM           continued violence in Iraq and high oil prices. The
                           result: muted performance in both U.S. equity and fixed-income markets.

                              The same macroeconomic factors were at work
                           overseas as well, causing developed international markets to generally perform in line with that of the United States. In fact, the MSCI World Index tracked the performance of the S&P 500 Index with six-month returns of 3.52% and 3.44%, respectively.

   The anticipation of higher interest rates hampered bond performance, with most areas of the fixed- income market turning in flat returns for the six-month period, as evidenced by the 0.15% return of the Lehman U.S. Aggregate Bond Index. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In an unremarkable period like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.55% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.20%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   There continues to be increased regulatory focus on mutual funds and other investment products. For the latest information about ongoing regulatory matters, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for investor education and planning information as well as regular performance updates on our funds.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments --Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
--------------------------
Robert H. Graham
Chairman and President
July 20, 2004

*Average annual total returns, June 30, 1979, to June 30, 2004. Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRENGTH OF FOREIGN SMALL-CAPS BOOSTED                                                     Commission's industrial confidence
FUND RETURNS                                                                               indicator continued to rise in the
                                                                                           second quarter of 2004. In June, this
For the six-month reporting period ended     During the second quarter, most foreign       indicator reached its highest level
June 30, 2004, AIM International             markets gave back some of their earlier       since mid-2001. In contrast to the euro
Emerging Growth Fund Class A shares          gains amid pressure from China's efforts      zone's somewhat sluggish recovery,
returned 7.78% at net asset value. (Had      to slow its economy, high oil prices and      economic activity remained strong in the
the effects of front-end sales charges       looming interest rate hikes. Market and       United Kingdom, supported by renewed
been included, the return would have         economic conditions, however, varied          strength in the housing market and
been lower.) Returns for other share         significantly by region.                      resilient consumer spending.
classes are shown in the table on page
3. For the same period, the fund                In Asia, China continued to be the            Monetary policy remained
outperformed the MSCI EAFE Index and the     region's economic growth engine.              accommodative in many regions including
MSCI All Country (AC) World Free ex-U.S.     Mounting concern about overinvestment in      the euro zone, where rates remained
Growth Index, which returned 4.56% and       several sectors led the Chinese               unchanged at 2%. The Bank of Canada
2.10%, respectively. We attribute the        government to try to slow the economy by      reduced its target rate three times
fund's higher return to strong stock         adding restrictions on new projects and       during the reporting period. A monetary
selection, particularly within our           ordering banks to moderate their lending      tightening cycle, however, began in some
European and Canadian holdings.              practices. Japan, Asia's largest              foreign economies. For instance, the
                                             economy, showed signs of recovery with        Bank of England raised interest rates
   Meanwhile, the fund lagged the Lipper     robust activity from exports and an           multiple times during the reporting
International Small Cap Fund Index,          easing of deflationary pressures.             period.
which returned 11.15%. During the
reporting period, the index held a              Indian stock markets, however,             YOUR FUND
larger position in the strong-performing     tumbled on fears the newly elected
Japanese market than did the fund.           Congress Party government would be less       International small-cap stocks in the
                                             aggressive in carrying out                    aggregate outperformed their large-cap
MARKET CONDITIONS                            economic-liberalization programs;             counterparts by more than 800 basis
                                             meanwhile, the assassination attempt on       points (8%) during the reporting period.
International equity markets,                Taiwan president Chen Shui-bian rocked        Given the fund's small-cap focus, this
represented by the MSCI EAFE Index,          stock markets in Taiwan.                      trend, which began more than two years
rallied through much of the first                                                          ago, continued to provide a boost to the
quarter of 2004. This rally enabled many        In the euro zone--the 12 European          fund's return.
foreign stocks to produce positive           countries that use the euro as
returns for the six-month reporting          currency--economic conditions also               Beyond capitalization levels, stock
period.                                      improved, albeit at a slower pace than        selection also played a role in
                                             in many regions. The European                 performance. When selecting investments
                                                                                           for the fund, we consider only
                                                                                           "high-quality" stocks. In our view,
                                                                                           high-quality companies have good
                                                                                           return-on-equity,

===================================================================================================================================
TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*                            TOP 10 COUNTRIES*

 1. Trican Well Service Ltd.                  1. Diversified Banks              6.8%        1. Canada                        18.8%
    (Canada)                       2.1%
                                              2. Industrial Machinery           4.0         2. United Kingdom                11.5
 2. Puma A.G. Rudolf Dassler
    Sport (Germany)                1.9        3. Oil & Gas Equipment &                      3. Japan                          7.5
                                                 Services                       3.7
 3. Bijou Brigitte Modische                                                                 4. Germany                        6.0
    Accessoires A.G. (Germany)     1.7        4. Diversified Commerical
                                                 Services                       3.5         5. France                         5.7
 4. CryptoLogic Inc. (Canada)      1.7
                                              5. Pharmaceuticals                3.4         6. Netherlands                    4.4
 5. Hunter Douglas N.V.
    (Netherlands)                  1.6        6. Construction & Engineering     3.0         7. Taiwan                         3.2

 6. Aktiv Kapital A.S.A.                      7. Wireless Telecommunication                 8. Norway                         3.2
    (Norway)                       1.6           Services                       2.8
                                                                                            9. Ireland                        3.2
 7. Techem A.G. (Germany)          1.6        8. Homebuilding                   2.7
                                                                                           10. India                          2.9
 8. Great Canadian Gaming Corp.               9. Broadcasting & Cable TV        2.6
    (Canada)                       1.5
                                             10. Industrial Conglomerates       2.6
 9. Anglo Irish Bank Corp. PLC
    (Ireland)                      1.5

10. Aalberts Industries N.V.
    (Netherlands)                  1.4

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

low balance sheet leverage and high          in their respective markets. Indeed,                            STEVE CAO
cash-flow levels. Our focus on               long-time fund holding Puma reported                            Mr. Cao, Chartered
high-quality stocks proved particularly      consolidated first quarter 2004 sales             [CAO          Financial Analyst, is
rewarding during the reporting period as     growth of 29.3% compared to the same              PHOTO]        manager of AIM
geopolitical and economic                    period last year.                                               International Emerging
uncertainties--including the likelihood                                                                      Growth Fund. He joined
of higher U.S. interest rates, the              At the country level, Canadian stocks      AIM in 1997. Mr. Cao graduated from
ongoing conflict in Iraq and the             contributed most to fund performance.         Tianjin Foreign Language Institute with
government imposed slowing of China's        Canadian energy equipment and service         a B.A. in English. He also received an
economy--rattled foreign markets.            companies, in particular, were stand-out      M.B.A. from Texas A&M University and is
                                             performers as these firms benefited from      a Certified Public Accountant.
   Despite regional or sector trends, we     a strong exploration and drilling
focus on individual companies. A good        environment as well as high oil prices.                         BORGE ENDRESEN
example of this is our investments in        For instance, Trican Well Service, a                            Mr. Endresen,
two German compa-                            Canadian oil service company, reported a         [ENDRESEN      Chartered Financial
                                             52% increase in revenue for the first             PHOTO]        Analyst, is manager of
                                             quarter of 2004, compared with the same                         AIM International
       ... At the country level,             period in 2003.                                                 Emerging Growth Fund.
          Canadian stocks con-                                                             He joined AIM in 1999 and graduated
          tributed most to fund                 Asian holdings turned in mixed             summa cum laude from the University of
          performance. Canadian              results. Japanese stocks proved to be         Oregon with a B.S. in finance. He also
          energy equipment and               the best Asian performers for the fund.       earned an M.B.A. from The University of
           service companies,                In particular, Sekisui Chemical, a            Texas at Austin.
          in particular, were                manufacturer of prefab housing as well
        stand-out performers ...             as plastic and metal pipes, reported                            JASON T. HOLZER
                                             strong earnings as the Japanese housing                         Mr. Holzer, Chartered
                                             market finally began to improve. Indian           [HOLZER       Financial Analyst, is
nies, Bijou Brigitte and Puma. While         and Taiwanese holdings, however,                  PHOTO]        co-lead manager of AIM
sluggish economic conditions continue to     generally proved a drag on performance                          International Emerging
plague Germany, these stocks have            as election-related events pressured                            Growth Fund. Mr.
prevailed given strong company               stocks in those markets.                      Holzer joined AIM in 1996. He received a
fundamentals.                                                                              B.A. in quantitative economics and an
                                                We reduced our exposure to China by        M.S. in engineering-economic systems
   Both Bijou Brigitte, a costume            taking profits and reallocating these         from Stanford University.
jewelry retailer, and Puma, an apparel       assets to other markets. For instance,
and footwear manufacturer, continued to      we have increased our exposure to select                        BARRETT K. SIDES
gain market share                            Japanese technology stocks and                                  Mr. Sides is co-lead
                                             re-entered the Malaysian market.                  [SIDES        manager of AIM
=======================================                                                        PHOTO]        International Emerging
FUND VS. INDEXES                             IN CLOSING                                                      Growth Fund. He joined
                                                                                                             AIM in 1990. Mr. Sides
Total returns 12/31/03-6/30/04,              Despite market volatility, economic           graduated with a B.S. in economics from
excluding sales charges. If sales            conditions continued to strengthen            Bucknell University. He also received a
charges were included, returns would be      overseas, with Asian economies posting        master's in international business from
lower.                                       some of the best growth rates worldwide.      the University of St. Thomas.
                                             We are also pleased to report that
Class A Shares                  7.78%        international small-cap stocks continued      Assisted by Asia/Latin America Team and
                                             to trade at a discount to their               Europe/Canada Team
Class B Shares                  7.48         international and American large-cap
                                             peers.
Class C Shares                  7.49
                                                We remain committed to the fund's
MSCI EAFE Index (Broad Market                investment objective of seeking growth
Index)                          4.56         of capital by investing principally in
                                             the stocks of international small and                    [RIGHT ARROW GRAPHIC]
MSCI All Country (AC) World                  mid-cap companies.
Free ex-U.S. Growth Index                                                                  FOR A PRESENTATION OF YOUR FUND'S
(Style-Specific Index)          2.10               See important fund and index            LONG-TERM PERFORMANCE RECORD, PLEASE
                                                 disclosures inside front cover.           TURN THE PAGE.
Lipper International Small
Cap Fund Index (Peer Group
Index)                         11.15

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*        122
TOTAL NET ASSETS      $160.1 MILLION
=======================================

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your fund's long-term performance record for periods ended 6/30/04, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 The performance data quoted represent            A redemption fee of 2% will be
As of 6/30/04, including sales               past performance and cannot guarantee         imposed on certain redemptions or
charges                                      comparable future results; current            exchanges out of the fund within 30 days
                                             performance may be lower or higher.           of purchase. Exceptions to the
CLASS A SHARES                               Please visit AIMinvestments.com for the       redemption fee are listed in the fund's
Inception (8/31/00)         5.75%            most recent month-end performance.            prospectus.
  1 Year                   43.46             Performance figures reflect reinvested
                                             distributions, changes in net asset              Had the advisor not waived fees
CLASS B SHARES                               value and the effect of the maximum           and/or reimbursed expenses, performance
Inception (8/31/00)         5.95%            sales charge unless otherwise stated.         would have been lower.
  1 Year                   45.71             Investment return and principal value
                                             will fluctuate so that you may have a
CLASS C SHARES                               gain or loss when you sell shares.
Inception (8/31/00)         6.59%
  1 Year                   49.59                Class A share performance reflects
                                             the maximum 5.50% sales charge, and
                                             Class B and Class C share performance
                                             reflects the applicable contingent
                                             deferred sales charge (CDSC) for the
                                             period involved. The CDSC on Class B
                                             shares declines from 5% beginning at the
                                             time of purchase to 0% at the beginning
                                             of the seventh year. The CDSC on Class C
                                             shares is 1% for the first year after
                                             purchase. The performance of the fund's
                                             share classes will differ due to              [ARROW
                                             different sales charge structures and         BUTTON      For More Information Visit
                                             class expenses.                               IMAGE]         AIMinvestments.com
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-95.16%

AUSTRALIA-2.65%

Computershare Ltd. (Data Processing &
  Outsourced Services)                           442,600   $    983,891
-----------------------------------------------------------------------
CSL Ltd. (Biotechnology)                          71,900      1,120,836
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                    316,100      1,202,075
-----------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                    125,200        938,226
=======================================================================
                                                              4,245,028
=======================================================================

BERMUDA-1.58%

Central European Media Enterprises Ltd.-Class
  A (Broadcasting & Cable TV)(a)                  75,950      1,725,584
-----------------------------------------------------------------------
Giordano International Ltd. (Apparel Retail)   1,272,000        803,185
=======================================================================
                                                              2,528,769
=======================================================================

CANADA-18.80%

AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                       53,020      1,033,180
-----------------------------------------------------------------------
Badger Income Fund (Construction &
  Engineering)                                   237,340      1,680,992
-----------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       85,164        702,120
-----------------------------------------------------------------------
Calian Technology Ltd. (Data Processing &
  Outsourced Services)                           156,900      1,499,326
-----------------------------------------------------------------------
Cedara Software Corp. (Health Care
  Services)(a)                                   204,150      1,575,975
-----------------------------------------------------------------------
Ceramic Protection Corp. (Aerospace &
  Defense)(a)                                     90,000        752,108
-----------------------------------------------------------------------
COM DEV International Ltd. (Communications
  Equipment)(a)                                  333,000        908,465
-----------------------------------------------------------------------
Crew Energy Inc. (Oil & Gas Exploration &
  Production)(a)                                 209,300        815,709
-----------------------------------------------------------------------
CryptoLogic Inc. (Internet Software &
  Services)                                      150,390      2,693,889
-----------------------------------------------------------------------
DRAXIS Health Inc. (Pharmaceuticals)(a)          202,990        935,648
-----------------------------------------------------------------------
Extendicare Inc.-Class A (Health Care
  Facilities)(a)                                 114,940      1,292,187
-----------------------------------------------------------------------
Great Canadian Gaming Corp. (Casinos &
  Gaming)(a)                                     106,040      2,447,841
-----------------------------------------------------------------------
IPSCO, Inc. (Steel)                               50,080      1,129,029
-----------------------------------------------------------------------
Lions Gate Entertainment Corp. (Movies &
  Entertainment)(a)                              164,480      1,148,070
-----------------------------------------------------------------------
StarPoint Energy Ltd. (Oil & Gas Exploration
  & Production)(a)                               261,800        833,914
-----------------------------------------------------------------------
Telesystem International Wireless Inc.
  (Wireless Telecommunication Services)(a)       226,890      2,232,764
-----------------------------------------------------------------------
Total Energy Services Ltd. (Oil & Gas
  Equipment & Services)(a)                       295,490      1,315,504
-----------------------------------------------------------------------
Transat A.T. Inc. (Airlines)(a)                  127,150      1,882,115
-----------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)(a)                                 107,780      3,392,738
-----------------------------------------------------------------------
TSX Group Inc. (Specialized Finance)              28,990      1,034,232
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

CANADA-(CONTINUED)

Wajax Ltd. (Industrial Machinery)                123,170   $    789,285
=======================================================================
                                                             30,095,091
=======================================================================

CAYMAN ISLANDS-2.74%

ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                     225,000        843,782
-----------------------------------------------------------------------
Global Bio-chem Technology Group Co. Ltd.
  (Biotechnology)                              1,396,000      1,011,244
-----------------------------------------------------------------------
Global Bio-chem Technology Group Co.
  Ltd.-Wts., expiring 05/31/07
  (Biotechnology)(b)                             114,250          7,471
-----------------------------------------------------------------------
Golden Meditech Co. Ltd. (Health Care
  Equipment)                                   1,372,000        527,713
-----------------------------------------------------------------------
Norstar Founders Group Ltd. (Tires &
  Rubber)(a)                                   1,744,000        486,326
-----------------------------------------------------------------------
Shanda Interactive Entertainment Ltd.-ADR
  (Leisure Products)(a)                           73,350      1,131,057
-----------------------------------------------------------------------
Tencent Holdings Ltd. (Internet Software &
  Services)(a)                                   673,500        371,303
=======================================================================
                                                              4,378,896
=======================================================================

CHINA-1.86%

PICC Property & Casualty Co. Ltd.-Class H
  (Property & Casualty Insurance)(a)           2,426,500        933,305
-----------------------------------------------------------------------
Tong Ren Tang Technologies Co. Ltd.-Class H
  (Pharmaceuticals)                              450,000        960,614
-----------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H (Textiles)
  (Acquired 09/19/03-06/02/03; Cost
  $960,058)(c)                                   742,000      1,089,260
=======================================================================
                                                              2,983,179
=======================================================================

DENMARK-1.00%

Topdanmark A.S. (Multi-Line Insurance)(a)         27,043      1,601,779
=======================================================================

FINLAND-0.62%

Nokian Renkaat Oyj (Tires & Rubber)               10,145        990,612
=======================================================================

FRANCE-5.71%

Camaieu (Apparel Retail)                          23,715      2,121,314
-----------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)
  (Acquired 03/26/04-04/27/04; Cost
  $2,020,290)(c)                                  27,870      2,299,252
-----------------------------------------------------------------------
Elior (Restaurants)                              170,400      1,610,472
-----------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)                                      38,020      2,058,623
-----------------------------------------------------------------------
Trigano (Leisure Products)                        19,675      1,055,721
=======================================================================
                                                              9,145,382
=======================================================================

GERMANY-5.96%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)           33,730      2,776,527
-----------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-02/13/04; Cost
  $933,270)(c)                                    11,819      3,010,500
-----------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)                                  29,461      1,203,578
-----------------------------------------------------------------------


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
GERMANY-(CONTINUED)

Techem A.G. (Diversified Commercial
  Services)(a)                                    98,880   $  2,556,384
=======================================================================
                                                              9,546,989
=======================================================================

GREECE-1.75%

Germanos S.A. (Computer & Electronics Retail)     59,121      1,711,608
-----------------------------------------------------------------------
STET Hellas Telecommunications S.A.-ADR
  (Wireless Telecommunication Services)           64,830      1,089,144
=======================================================================
                                                              2,800,752
=======================================================================

HONG KONG-1.44%

Dah Sing Banking Group Ltd.(a) (Diversified
  Banks)                                          19,040         31,246
-----------------------------------------------------------------------
Dah Sing Financial Group (Diversified Banks)      95,200        561,458
-----------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-05/03/04;
  Cost $348,827)(c)                              397,000        633,697
-----------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)          182,000      1,080,375
=======================================================================
                                                              2,306,776
=======================================================================

INDIA-2.93%

Bharat Forge Ltd. (Auto Parts & Equipment)        49,800        662,754
-----------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)               108,000        868,463
-----------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                    78,000        877,383
-----------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile
  Manufacturers)(a)                               86,100        753,878
-----------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       37,100        733,890
-----------------------------------------------------------------------
Wockhardt Ltd. (Pharmaceuticals)                 141,600        785,383
=======================================================================
                                                              4,681,751
=======================================================================

IRELAND-3.16%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                         155,365      2,434,659
-----------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                60,710        883,988
-----------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(a)(d)                            218,030      1,744,223
=======================================================================
                                                              5,062,870
=======================================================================

ISRAEL-0.45%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                            16,660        724,710
=======================================================================

ITALY-0.74%

Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     66,308      1,180,594
=======================================================================

JAPAN-7.53%

Daiwa House Industry Co., Ltd. (Homebuilding)     94,000      1,093,335
-----------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)                   75,900      1,429,510
-----------------------------------------------------------------------
Nippon Thompson Co., Ltd. (Industrial
  Machinery)                                     133,000      1,067,959
-----------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)                46,000      1,711,608
-----------------------------------------------------------------------
Omron Corp. (Electronic Equipment
  Manufacturers)                                  41,600        976,508
-----------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)        172,000      1,455,391
-----------------------------------------------------------------------
SMC Corp. (Industrial Machinery)                   8,000        867,288
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE

-----------------------------------------------------------------------
JAPAN-(CONTINUED)

Stanley Electric Co., Ltd. (Auto Parts &
  Equipment)                                      30,800   $    516,139
-----------------------------------------------------------------------
THK Co., Ltd. (Industrial Machinery)              86,000      1,631,586
-----------------------------------------------------------------------
USS Co., Ltd. (Specialty Stores)                  15,100      1,302,669
=======================================================================
                                                             12,051,993
=======================================================================

LUXEMBOURG-0.99%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(a)                                          51,670      1,586,786
=======================================================================

MALAYSIA-1.27%

Maxis Communications Berhad (Wireless
  Telecommunication Services)                    476,600      1,103,705
-----------------------------------------------------------------------
Public Bank Berhad (Diversified Banks)           532,450        924,782
=======================================================================
                                                              2,028,487
=======================================================================

MEXICO-1.50%

Consorcio ARA, S.A. de C.V. (Homebuilding)(a)    348,100      1,004,572
-----------------------------------------------------------------------
Corporacion GEO, S.A. de C.V.-Series B
  (Homebuilding)(a)                              606,500        799,902
-----------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Diversified Banks)                            168,000        599,634
=======================================================================
                                                              2,404,108
=======================================================================

NETHERLANDS-4.35%

Aalberts Industries N.V. (Industrial
  Conglomerates)                                  77,321      2,319,607
-----------------------------------------------------------------------
Hunter Douglas N.V. (Home Furnishings)            53,700      2,619,486
-----------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural Products)      61,100      2,019,260
=======================================================================
                                                              6,958,353
=======================================================================

NORWAY-3.20%

Aktiv Kapital A.S.A. (Specialized Finance)       203,654      2,615,810
-----------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)                 62,936      1,235,268
-----------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)                        78,180      1,263,679
=======================================================================
                                                              5,114,757
=======================================================================

PHILIPPINES-0.83%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication Services)(a)      64,500      1,323,844
=======================================================================

SINGAPORE-1.46%

Keppel Corp. Ltd. (Industrial Conglomerates)     148,000        607,369
-----------------------------------------------------------------------
Neptune Orient Lines Ltd. (Marine)               568,000        780,302
-----------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                      879,000        941,475
=======================================================================
                                                              2,329,146
=======================================================================

SOUTH KOREA-1.78%

Cheil Communications Inc. (Advertising)            8,600      1,169,511
-----------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)                 10,010        541,901
-----------------------------------------------------------------------
Hana Bank (Diversified Banks)                     53,600      1,132,819
=======================================================================
                                                              2,844,231
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SPAIN-1.30%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                      98,530   $  1,209,984
-----------------------------------------------------------------------
Gestevision Telecinco S.A. (Broadcasting &
  Cable TV)(a)                                    58,000        867,869
=======================================================================
                                                              2,077,853
=======================================================================

SWEDEN-0.52%

Telelogic A.B. (Application Software)
  (Acquired 02/04/04-04/27/04; Cost
  $1,078,095)(a)(c)                              484,070        837,447
=======================================================================

SWITZERLAND-2.83%

Leica Geosystems A.G. (Electronic Equipment
  Manufacturers)(a)                                4,000        832,233
-----------------------------------------------------------------------
SAIA-Burgess Electronics A.G. (Electronic
  Equipment Manufacturers)                         4,450      2,136,598
-----------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)             30,600      1,568,383
=======================================================================
                                                              4,537,214
=======================================================================

TAIWAN-3.20%

Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)                         241,000        767,061
-----------------------------------------------------------------------
Ichia Technologies, Inc. (Computer Storage &
  Peripherals)(a)                                310,000        619,541
-----------------------------------------------------------------------
Largan Precision Co., Ltd. (Photographic
  Products)                                       49,200        470,514
-----------------------------------------------------------------------
Merry Electronics Co., Ltd. (Consumer
  Electronics)                                   406,000        925,596
-----------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)                               222,100        729,922
-----------------------------------------------------------------------
President Chain Store Corp. (Food Retail)        302,000        567,787
-----------------------------------------------------------------------
Siliconware Precision Industries Co.
  (Semiconductors)(a)                            815,000        637,039
-----------------------------------------------------------------------
Waffer Technology Co., Ltd. (Industrial
  Machinery)                                     202,000        406,691
=======================================================================
                                                              5,124,151
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

-----------------------------------------------------------------------

THAILAND-1.53%

Kasikornbank PCL (Diversified Banks)(a)          923,400   $  1,173,001
-----------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified Banks)   1,127,000      1,273,330
=======================================================================
                                                              2,446,331
=======================================================================

UNITED KINGDOM-11.48%

Alba PLC (Consumer Electronics)                  110,750      1,627,101
-----------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)                                   170,000        821,186
-----------------------------------------------------------------------
Cattles PLC (Consumer Finance)                   177,520      1,023,846
-----------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                174,080      1,821,147
-----------------------------------------------------------------------
Homeserve PLC (Diversified Commercial
  Services)                                      131,000      1,595,696
-----------------------------------------------------------------------
Johnston Press PLC (Publishing)                  145,990      1,504,705
-----------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)                                       170,820      1,373,070
-----------------------------------------------------------------------
McBride PLC (Household Products)                 784,910      2,099,256
-----------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                      248,850      2,067,971
-----------------------------------------------------------------------
T&F Informa PLC (Publishing)                     241,664      1,776,321
-----------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)            102,300      1,293,566
-----------------------------------------------------------------------
WS Atkins PLC (Diversified Commercial
  Services)                                      124,855      1,375,461
=======================================================================
                                                             18,379,326
=======================================================================
    Total Foreign Stocks Other Equity
      Interests (Cost $129,472,916)                         152,317,205
=======================================================================

MONEY MARKET FUNDS-3.03%

Liquid Assets Portfolio-Institutional
  Class(e)                                     2,425,140      2,425,140
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    2,425,140      2,425,140
=======================================================================
    Total Money Market Funds (Cost
      $4,850,280)                                             4,850,280
=======================================================================
TOTAL INVESTMENTS-98.19% (Cost $134,323,196)                157,167,485
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.81%                           2,900,441
=======================================================================
NET ASSETS-100.00%                                         $160,067,926
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $7,870,156, which represented 4.92% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Each unit represents one ordinary share and one ordinary C share.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $129,472,916)                                $152,317,205
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,850,280)                               4,850,280
===========================================================
    Total investments (cost $134,323,196)       157,167,485
===========================================================
Foreign currencies, at value (cost
  $2,343,544)                                     2,342,936
-----------------------------------------------------------
Receivables for:
  Investments sold                                  549,544
-----------------------------------------------------------
  Fund shares sold                                1,389,226
-----------------------------------------------------------
  Dividends                                         270,991
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   17,923
-----------------------------------------------------------
Other assets                                         58,227
===========================================================
    Total assets                                161,796,332
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,274,138
-----------------------------------------------------------
  Fund shares reacquired                            255,768
-----------------------------------------------------------
  Deferred compensation and retirement plans         18,473
-----------------------------------------------------------
Accrued distribution fees                            67,995
-----------------------------------------------------------
Accrued transfer agent fees                          26,840
-----------------------------------------------------------
Accrued operating expenses                           85,192
===========================================================
    Total liabilities                             1,728,406
===========================================================
Net assets applicable to shares outstanding    $160,067,926
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $128,991,298
-----------------------------------------------------------
Undistributed net investment income (loss)         (236,889)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      8,462,960
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      22,850,557
===========================================================
                                               $160,067,926
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $111,696,144
___________________________________________________________
===========================================================
Class B                                        $ 25,300,390
___________________________________________________________
===========================================================
Class C                                        $ 23,071,392
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,578,403
___________________________________________________________
===========================================================
Class B                                           1,979,874
___________________________________________________________
===========================================================
Class C                                           1,806,086
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.02
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.02 divided
      by 94.50%)                               $      13.78
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.78
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.77
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $198,508)        $ 1,458,432
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       33,635
-------------------------------------------------------------------------
Interest                                                            5,231
=========================================================================
    Total investment income                                     1,497,298
=========================================================================

EXPENSES:

Advisory fees                                                     789,875
-------------------------------------------------------------------------
Administrative services fees                                       24,863
-------------------------------------------------------------------------
Custodian fees                                                    152,721
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         221,864
-------------------------------------------------------------------------
  Class B                                                         111,176
-------------------------------------------------------------------------
  Class C                                                          86,375
-------------------------------------------------------------------------
Transfer agent fees                                               175,046
-------------------------------------------------------------------------
Trustees' fees                                                      7,485
-------------------------------------------------------------------------
Other                                                             110,353
=========================================================================
    Total expenses                                              1,679,758
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (22,979)
=========================================================================
    Net expenses                                                1,656,779
=========================================================================
Net investment income (loss)                                     (159,481)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities (Net of tax on sale of foreign
    investments of $89,738) -- Note 1G                          8,203,818
-------------------------------------------------------------------------
  Foreign currencies                                              221,748
-------------------------------------------------------------------------
                                                                8,425,566
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (Net of tax on sale of foreign
    investments of $19,865) -- Note 1G                         (1,648,706)
-------------------------------------------------------------------------
  Foreign currencies                                                 (568)
-------------------------------------------------------------------------
  Futures contracts                                                   (21)
=========================================================================
                                                               (1,649,295)
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             6,776,271
=========================================================================
Net increase in net assets resulting from operations          $ 6,616,790
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (159,481)   $   (284,447)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and future contracts                              8,425,566       5,752,968
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                   (1,649,295)     23,348,468
==========================================================================================
    Net increase in net assets resulting from operations         6,616,790      28,816,989
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --        (120,788)
==========================================================================================
Share transactions-net:
  Class A                                                       19,647,717      56,079,420
------------------------------------------------------------------------------------------
  Class B                                                        7,607,123       8,070,154
------------------------------------------------------------------------------------------
  Class C                                                       13,176,205       3,704,141
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               40,431,045      67,853,715
==========================================================================================
    Net increase in net assets                                  47,047,835      96,549,916
==========================================================================================

NET ASSETS:

  Beginning of period                                          113,020,091      16,470,175
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(236,889) and $(77,408) for 2004 and
    2003, respectively)                                       $160,067,926    $113,020,091
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Emerging Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Class A shares to 2.00%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $674.

    For the period ended June 30, 2004, at the direction of the trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $21,352 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2004, AIM was paid $24,863 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $100,270 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2004, the Class A, Class B and Class C shares paid $221,864, $111,176 and $86,375, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2004, AIM Distributors advised the Fund that it retained $80,068 in front-end sales commissions from the sale of Class A shares and $48,831, $5,428 and $25,809 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                             PROCEEDS        UNREALIZED                                  REALIZED
                            MARKET VALUE     PURCHASES         FROM         APPRECIATION     MARKET VALUE    DIVIDEND      GAIN
FUND                          12/31/03        AT COST         SALES        (DEPRECIATION)      06/30/04       INCOME      (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                      $4,055,406     $31,529,871    $(33,160,137)      $    --         $2,425,140     $17,222     $    --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional
  Class                       4,055,406     31,529,871      (33,160,137)           --          2,425,140      16,413          --
=================================================================================================================================
                             $8,110,812     $63,059,742    $(66,320,274)      $    --         $4,850,280     $33,635     $    --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2004, the Fund received reductions in transfer agency fees of $953 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $953.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,248 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund did not have a capital loss carryforward for tax purposes as of December 31, 2003.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $149,671,306 and $106,573,399, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $25,135,470
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,366,260)
===============================================================================
Net unrealized appreciation of investment securities               $22,769,210
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $134,398,275.

NOTE 9--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2004               DECEMBER 31, 2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,949,095    $102,974,147    11,919,761    $109,893,228
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,127,834      14,369,711     1,165,952      11,299,951
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,596,434      20,284,523     2,225,582      18,994,606
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         7,488          87,303
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         53,194         697,526        33,321         340,599
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (54,119)       (697,526)      (33,826)       (340,599)
======================================================================================================================
Reacquired: *
  Class A                                                     (6,649,963)    (84,023,956)   (6,138,550)    (54,241,710)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (485,012)     (6,065,062)     (313,814)     (2,889,198)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (565,091)     (7,108,318)   (1,867,698)    (15,290,465)
======================================================================================================================
                                                               2,972,372    $ 40,431,045     6,998,216    $ 67,853,715
______________________________________________________________________________________________________________________
======================================================================================================================

* Net of redemption fees of $15,830, $3,585, and $3,270 for Class A, Class B, and Class C for 2004, respectively, and $121, $28 and $17 for Class A, Class B and Class C for 2003, respectively, based on the relative net assets of each class.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                       SIX MONTHS                                                (DATE OPERATIONS
                                                         ENDED               YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                        JUNE 30,        ----------------------------------         DECEMBER 31,
                                                          2004           2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  12.08        $  6.91       $ 7.10       $  7.97           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.00)(a)      (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             0.94           5.24        (0.13)        (0.76)            (2.00)
=================================================================================================================================
    Total from investment operations                        0.94           5.20        (0.19)        (0.84)            (2.03)
=================================================================================================================================
Less dividends from net investment income                   0.00          (0.03)          --         (0.03)               --
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                                  0.00           0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                          $  13.02        $ 12.08       $ 6.91       $  7.10           $  7.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             7.78%         75.10%       (2.68)%      (10.48)%          (20.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $111,696        $87,269       $9,703       $ 5,202           $ 5,625
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements               1.84%(c)       2.00%        2.01%         2.00%(d)          2.11%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements            1.87%(c)       2.35%        3.03%         4.53%(d)          6.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.04)%(c)     (0.46)%      (0.85)%       (1.12)%           (1.09)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                    70%            93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $127,475,843.
(d) Ratio of expenses to average net assets including interest expense were 2.02% and 4.55% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                       SIX MONTHS                                                (DATE OPERATIONS
                                                         ENDED               YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                        JUNE 30,        ----------------------------------         DECEMBER 31,
                                                          2004           2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.89         $  6.84       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.04)(a)       (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.93            5.15        (0.12)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                       0.89            5.05        (0.23)        (0.88)            (2.05)
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                                 0.00            0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                          $ 12.78         $ 11.89       $ 6.84       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            7.48%          73.83%       (3.25)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $25,300         $16,543       $3,918       $ 2,016           $ 1,992
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements              2.49%(c)        2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements           2.52%(c)        3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.69)%(c)      (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                   70%             93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $22,357,451.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                        SIX MONTHS                                               (DATE OPERATIONS
                                                          ENDED               YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                         JUNE 30,        ---------------------------------         DECEMBER 31,
                                                           2004           2003         2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 11.89         $ 6.83       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.04)(a)      (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             0.92           5.16        (0.13)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                        0.88           5.06        (0.24)        (0.88)            (2.05)
=================================================================================================================================
Redemption fees added to shares of beneficial interest      0.00           0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                           $ 12.77         $11.89       $ 6.83       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             7.40%         74.09%       (3.39)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $23,071         $9,208       $2,849       $ 2,588           $ 2,649
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements               2.49%(c)       2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements            2.52%(c)       3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.69)%(c)     (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                    70%            93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $17,369,832.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the

SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn Jr.                Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
Lewis F. Pennock                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
Ruth H. Quigley                                                                 Philadelphia, PA 19103-7599
                                  Edgar M. Larsen
Louis S. Sklar                    Vice President                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
Larry Soll, Ph.D.                                                               919 Third Avenue
                                                                                New York, NY 10022-3852
Mark H. Williamson
                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

    DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(4)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(5)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(6)     AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                      SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                  AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     =======================================================================================
INVESCO Dynamics Fund                        CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
INVESCO Mid-Cap Growth Fund                  THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS
INVESCO Small Company Growth Fund            FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE
INVESCO S&P 500 Index Fund                   INVESTING.
INVESCO Total Return Fund*                   =======================================================================================

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

                        AIMinvestments.com   IEG-SAR-1   AIM Distributors, INC.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative
Cash                                                                                       [A I M INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                    AIM MID CAP BASIC VALUE FUND
                               Semiannual Report to Shareholders o June 30, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

===================================================================================================================================
AIM MID CAP BASIC VALUE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             securities), is compiled by Lehman
                                                                                           Brothers, a global investment bank.
o Effective 9/30/03, Class B shares are      o The unmanaged Lipper Mid-Cap Value
not available as an investment for           Fund Index represents an average of the       OTHER INFORMATION
retirement plans maintained pursuant to      performance of the 30 largest
Section 401 of the Internal Revenue          mid-capitalization value funds tracked        o Bloomberg, Inc. is a well-known
Code, including 401(k) plans, money          by Lipper, Inc., an independent mutual        independent financial research and
purchase pension plans and profit            fund performance monitor.                     reporting firm.
sharing plans. Plans that have existing
accounts invested in Class B shares will     o The unmanaged Standard & Poor's             o The returns shown in the Management's
continue to be allowed to make               Composite Index of 500 Stocks (the S&P        Discussion of Fund Performance are based
additional purchases.                        500--Registered Trademark-- Index) is an      on net asset values calculated for
                                             index of common stocks frequently used        shareholder transactions. Generally
o Class R shares are available only to       as a general measure of U.S. stock            accepted accounting principles require
certain retirement plans. Please see the     market performance.                           adjustments to be made to the net assets
prospectus for more information.                                                           of the fund at period end for financial
                                             o The unmanaged Russell Midcap                reporting purposes, and as such, the net
PRINCIPAL RISKS OF INVESTING IN THE FUND     --Registered Trademark-- Value Index is       asset values for shareholder
                                             a subset of the Russell Midcap Index,         transactions and the returns based on
o Investing in small and mid-size            which represents the performance of the       those net asset values may differ from
companies involves risks not associated      stocks of domestic mid-capitalization         the net asset values and returns
with investing in more established           companies; the Value subset measures the      reported in the Financial Highlights.
companies, including business risk,          performance of Russell Midcap companies
significant stock price fluctuations and     with lower price/book ratios and lower       o Industry classifications used in this
illiquidity.                                 forecasted growth values.                     report are generally according to the
                                                                                           Global Industry Classification Standard,
o International investing presents           o The fund is not managed to track the        which was developed by and is the
certain risks not associated with            performance of any particular index,          exclusive property and a service mark of
investing solely in the United States.       including the indexes defined here, and       Morgan Stanley Capital International
These include risks relating to              consequently, the performance of the          Inc. and Standard & Poor's.
fluctuations in the value of the U.S.        fund may deviate significantly from the
dollar relative to the values of other       performance of the indexes.                   A description of the policies and
currencies, the custody arrangements                                                       procedures that the Fund uses to
made for the fund's foreign holdings,        o A direct investment cannot be made in       determine how to vote proxies relating
differences in accounting, political         an index. Unless otherwise indicated,         to portfolio securities is available
risks and the lesser degree of public        index results include reinvested              without charge, upon request, by calling
information required to be provided by       dividends, and they do not reflect sales      800-959-4246, or on the AIM Web site,
non-U.S. companies. The fund may invest      charges. Performance of an index of           AIMinvestments.com.
up to 25% of its assets in the               funds reflects fund expenses;
securities of non-U.S. issuers.              performance of a market index does not.

o The fund may participate in the            o The unmanaged MSCI World Index is a
initial public offering (IPO) market in      group of global securities tracked by
some market cycles. Because of the           Morgan Stanley Capital International.
fund's small asset base, any investment
the fund may make in IPOs may                o The unmanaged Lehman U.S. Aggregate
significantly affect the fund's total        Bond Index, which represents the U.S.
return. As the fund's assets grow, the       investment-grade fixed-rate bond market
impact of IPO investments will decline,      (including government and corporate
which may reduce the effect of IPO           securities, mortgage pass-through
investments on the fund's total return.      securities and asset-backed

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    Dear Fellow Shareholder in The AIM Family of
                    Funds--Registered Trademark--:

[PHOTO OF           The six months covered by this report could be characterized
ROBERT H.           as a trendless market. Positive news about employment and a
GRAHAM]             strengthening economy were offset by concerns about higher interest rates, continued violence in Iraq and high oil
ROBERT H. GRAHAM    prices. The result: muted performance in both U.S. equity
                    and fixed-income markets.

                       The same macroeconomic factors were at work overseas as
                    well, causing developed international markets to generally perform in line with that of the United States. In fact, the MSCI World Index tracked the performance of the S&P 500 Index with six-month returns of 3.52% and 3.44%, respectively.

   The anticipation of higher interest rates hampered bond performance, with most areas of the fixed-income market turning in flat returns for the six-month period, as evidenced by the 0.15% return of the Lehman U.S. Aggregate Bond Index. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In an unremarkable period like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.55% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.20%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   There continues to be increased regulatory focus on mutual funds and other investment products. For the latest information about ongoing regulatory matters, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for investor education and planning information as well as regular performance updates on our funds.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM
Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
------------------------
Robert H. Graham
Chairman and President
July 20, 2004

*Average annual total returns, June 30, 1979, to June 30, 2004. Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIALS, IT, AND HEALTH CARE                                                            commercial real estate markets
SECTORS BUOYED FUND PERFORMANCE                                                            stabilized or even strengthened, the Fed
                                                                                           reported.
Class A shares of AIM Mid Cap Basic          stocks by a small margin and large-cap
Value Fund returned 8.78% at net asset       stocks by a wide margin. Value stocks            According to Bloomberg, more than 85%
value for the six-month reporting period     generally outperformed growth stocks.         of S&P 500 Index firms reporting
ended June 30, 2004, outperforming the                                                     first-quarter 2004 earnings met or
fund's benchmarks, the S&P 500 Index,           As the reporting period closed, the        exceeded expectations. In spite of
the Russell Midcap Value Index and the       U.S. Federal Reserve (the Fed) voted to       strong earnings in the materials and
Lipper Mid-Cap Value Fund Index, which       hike the federal funds target rate by         information technology sectors, these
returned 3.44%, 7.17% and 7.92%,             0.25%--its first rate increase in four        two sectors were among the poorer
respectively. (Had the effects of the        years and a move much anticipated by          performing ones in the S&P 500 Index.
front-end sales charge been included,        markets. The Fed's decision came amid
the return would have been lower.)           signs that the economy was strengthening      YOUR FUND
Results for other share classes are          and inflation, while still relatively
found in the table below. The fund's         tame, had risen in recent months.             Financials, information technology and
outperformance was fueled in large part                                                    health care were the top contributing
by strong stock selection.                      Gross domestic product, the broadest       sectors to fund performance during the
                                             measure of economic activity, expanded        reporting period. Despite concerns over
MARKET CONDITIONS                            at an annualized rate of 4.5% in the          the impact of rising interest rates, the
                                             first quarter of 2004 and 3.0% during         fund's financial holdings experienced
Equity markets during the period were        the second quarter. What had been a           nearly double-digit returns. While many
characterized by a consolidating market      "jobless recovery" produced more than         of these holdings had suffered in the
environment with returns more muted than     1.2 million new jobs from January             falling rate environment, we identified
those experienced during 2003. Very          through June, according to the U.S.           them as attractive values. With the
strong macroeconomic news on the             Department of Labor.                          recent shift in sentiment toward higher
industrial and employment fronts was                                                       interest rates, the broader market has
offset by concerns over higher interest         In its mid-June Beige Book report,         begun to acknowledge this potential as
rates, continued violence in Iraq and        the Fed said that economic activity in        well.
consistently high oil prices. For the        April and May continued to expand
reporting period, small-, mid- and           nationwide, with manufacturing                   The information technology and health
large-cap stocks all posted single-digit     increasing in most districts and retail       care sectors in particular benefited
gains. Small-cap stocks were the             sales remaining even or rising in most        from good stock selection. Additionally,
best-performing segment, outpacing           areas. Residential real estate markets        the fund was overweight in both sectors
mid-cap                                      remained strong, and in a few areas,          and significantly outperformed its
                                                                                           respective Russell Midcap Value
                                                                                           comparisons.

====================================================================================================================================

TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*                            FUND VS. INDEXES

 1. Computer Associates                       1. Data Processing &                         Total returns 12/31/03-6/30/04,
    International, Inc.               3.9%       Outsourced Services               8.4%    excluding applicable sales charges. If
                                                                                           sales charges were included, returns
 2. Aon Corp.                         3.3     2. Thrifts & Mortgage Finance        5.8     would be lower.

 3. Anthem, Inc.                      3.1     3. Managed Health Care               5.3     CLASS A SHARES                     8.78%

 4. ACE Ltd. (Cayman Islands)         3.1     4. Advertising                       5.2     CLASS B SHARES                     8.44

 5. R.H. Donnelley Corp.              3.1     5. Oil & Gas Drilling                4.6     CLASS C SHARES                     8.45

 6. DST Systems, Inc.                 2.9     6. Apparel Retail                    4.2     CLASS R SHARES                     8.81

 7. Radian Group Inc.                 2.5     7. Systems Software                  4.0     S&P 500 Index (Broad Market Index) 3.44

 8. Cadbury Schweppes-                        8. Multi-Line Insurance              3.8     Russell Midcap Value Index
    PLC-ADR (United Kingdom)          2.5                                                  (Style-specific Index)             7.17
                                              9. Regional Banks                    3.8
 9. Acxiom Corp.                      2.5                                                  Lipper Mid-Cap Value Fund Index
                                             10. Restaurants                       3.7     (Peer Group Index)                 7.92
10. Jackson Hewitt Tax Service, Inc.  2.4
                                                                                           Source: Lipper, Inc.
*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no                                 TOTAL NUMBER OF HOLDINGS*            48
assurance that the fund will continue to hold any
particular security.                                                                       TOTAL NET ASSETS         $172.2 MILLION

====================================================================================================================================

   Among specific holdings that most         the past several years appears to have                         R. CANON COLEMAN II
benefited fund performance were Waters       been corrected by the significant                              Mr. Coleman, Chartered
Corp., a life sciences equipment             outperformance of small- and mid-cap              [COLEMAN     Financial Analyst,
supplier, and Aon Corp., an insurance        stocks in recent periods. As a result of            PHOTO]     joined AMVESCAP in
brokerage and consulting company.            these changing opportunities, our                              1999 in its corporate
Waters' stock price has been driven by       disciplined process has precipitated a                         associate rotation
strong underlying fundamentals. The          gradual move into more economically           program, working with fund managers
company has experienced a broad-based        defensive sectors such as health care as      throughout AMVESCAP before joining AIM
recovery for both replacements and           we are increasingly able to find              in 2000. He previously worked as a CPA.
equipment upgrades in its core               attractive valuation opportunities in         Mr. Coleman earned a B.S. and an M.S. in
instrumentation business. Aon, which has     these areas. While the changes have led       accounting from the University of
faced operational challenges throughout      to a modest reduction in the degree the       Florida. He also has an M.B.A. from The
the organization, has begun to show          portfolio was geared to a recovery            Wharton School at the University of
progress in improving profit margins,        scenario, we believe they also further        Pennsylvania.
leading investors to take a more             diversified the fund and increased its
optimistic view of the company's future      value content.                                                 MATTHEW W. SEINSHEIMER
performance.                                                                                                Mr. Seinsheimer,
                                             IN CLOSING                                      [SEINSHEIMER   Chartered Financial
   While all sectors posted positive                                                            PHOTO]      Analyst, began his
returns during the period, industrials       The absence of a long-term investment                          investment career in
detracted from the fund. Industrial          horizon is clearly a major obstacle many                       1992 as a fixed-income
holding SPX Corp. was one of the biggest     face in building significant wealth.          trader. He later served as a portfolio
detractors, posting a loss. SPX Corp.,       Results during this period were               manager on both fixed income and equity
which manufactures a wide variety of         favorable, but normal market volatility       portfolios. Mr. Seinsheimer joined AIM
industrial and automotive systems and        predominates in the short-run and limits      as a senior analyst in 1998 and assumed
components, reported disappointing           our ability to measure success. But over      his current responsibilities in 2000. He
financial results that proved to be a        longer time periods, we have the              received a B.B.A. from Southern
surprise given the strength shown by so      potential to turn market overreaction         Methodist University and an M.B.A. from
many of its competitors. Consumer            and volatility into capital                   The University of Texas at Austin.
discretionary holding Interpublic Group,     appreciation. Our strategy is to invest
an advertising conglomerate, was also a      in quality companies when they are                             MICHAEL J. SIMON
negative in the period. The stock            significantly undervalued by the market.                       Mr. Simon, Chartered
weakened on continued soft global            We believe a long-term investment                 [SIMON       Financial Analyst,
advertising spending and also suffered       horizon and attractive value content are          PHOTO]       joined AIM in 2001.
from persistent challenges incurred in       critical to creating wealth. At the                            Prior to joining
its restructuring efforts. We believe        close of the period the discount between                       AIM, He worked as a
the issues faced by both companies are       market value and our estimate of              vice president, equity analyst and
transitory in nature and had only a          portfolio intrinsic value remained            portfolio manager. Mr. Simon, who began
modest impact on our estimate of             attractive by historical standards. We        his investment career in 1989, received
intrinsic value. As a result, we             will continue to work hard on your            a B.B.A. in finance from Texas Christian
continued to hold both SPX Corp. and         behalf to protect and grow this               University and an M.B.A. from the
Interpublic Group at the close of the        portfolio value. In the meantime, thank       University of Chicago. He has served as
reporting period.                            you for your investment and for sharing       Occasional Faculty in the Finance and
                                             our long-term horizon.                        Decision Sciences Department of Texas
   At this point in the economic                                                           Christian University's M.J. Neeley
recovery, the extremes created in the             See important fund and index             School of Business.
recent bear market have largely been             disclosures inside front cover.
erased. As markets have rallied, the                                                                        BRET W. STANLEY
abundance of compelling valuation                                                                           Mr. Stanley, Chartered
opportunities in economically sensitive                                                        [STANLEY     Financial Analyst,
stocks relative to more defensive stocks                                                        PHOTO]      is lead portfolio
has significantly decreased. At the                                                                         manager of AIM Mid
close of the reporting period, we saw                                                                       Cap Basic Value Fund
almost equally attractive valuation                                                        and the head of AIM's Value Investment
opportunities in both areas. Based on                                                      Management Unit. Prior to joining AIM in
our valuation estimates, the relative                                                      1998, He served as a vice president and
valuation advantage smaller companies                                                      portfolio manager and managed growth and
enjoyed during                                                                             income, equity income and value
                                                                                           portfolios. He began his investment
                                                                                           career in 1988. Mr. Stanley received a
                                                                                           B.B.A. in finance from The University of
                                                                                           Texas at Austin and an M.S. in finance
                                                                                           from the University of Houston.

                                                                                           Assisted by the Basic Value Team


                                                                                                  [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your fund's long-term performance record for periods ended 6/30/04, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================


====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 Class R shares' inception date is                Class A share performance reflects
                                             4/30/04. Returns since that date are          the maximum 5.50% sales charge, and
As of 6/30/04, including applicable          historical returns. All other returns         Class B and Class C share performance
sales charges                                are blended returns of historical Class       reflects the applicable contingent
                                             R share performance and restated Class A      deferred sales charge (CDSC) for the
CLASS A SHARES                               share performance (for periods prior to       period involved. The CDSC on Class B
Inception (12/31/2001)             6.12%     the inception date of Class R shares) at      shares declines from 5% beginning at the
   1 Year                         22.70      net asset value, adjusted to reflect the      time of purchase to 0% at the beginning
                                             higher Rule 12b-1 fees applicable to          of the seventh year. The CDSC on Class C
CLASS B SHARES                               Class R shares. Class A shares'               shares is 1% for the first year after
Inception (12/31/2001)             6.78%     inception date is 12/31/01.                   purchase. Class R shares do not have a
   1 Year                         24.06                                                    front-end sales charge; returns shown
                                                The performance data quoted                are at net asset value and do not
CLASS C SHARES                               represents past performance and cannot        reflect a 0.75% CDSC that may be imposed
Inception (12/31/2001)             7.83%     guarantee comparable future results;          on a total redemption of retirement plan
   1 Year                         27.95      current performance may be lower or           assets within the first year. The
                                             higher. Please visit AIMinvestments.com       performance of the fund's share classes
CLASS R SHARES                               for the most recent month-end                 will differ due to different sales
Inception                          8.43%     performance. Performance figures reflect      charge structures and class expenses.
   1 Year                         29.79      reinvested distributions, changes in net
                                             asset value and the effect of the
                                             maximum sales charge unless otherwise
                                             stated. Investment return and principal
                                             value will vary so that you may have a
                                             gain or loss when you sell shares.


                                                                                           [ARROW
                                                                                           BUTTON       For More Information Visit
                                                                                           IMAGE]            AIMinvestments.com
====================================================================================================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 6/30/04

AIM MID CAP BASIC VALUE FUND

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                            For periods ended 6/30/04                    indicative of future results. More
The following information has been                                                       recent returns may be more or less than
prepared to provide Institutional Class     Inception                       8.61%        those shown. All returns assume
shareholders with a performance overview    1 Year                         30.05         reinvestment of distributions at net
specific to their holdings.                 6 Months*                       8.95         asset value. Investment return and
Institutional Class shares are offered                                                   principal value will fluctuate so your
exclusively to institutional investors,     *Cumulative total return that has not        shares, when redeemed, may be worth more
including defined contribution plans        been annualized.                             or less than their original cost. See
that meet certain criteria.                                                              full report for information on
                                            Institutional Class shares' inception        comparative benchmarks. Please consult
                                            date is 4/30/04. Returns since that date     your fund prospectus for more
                                            are historical returns. All other            information. For the most current
                                            returns are blended returns of               month-end performance, please call
                                            historical Institutional Class share         800-451-4246 or visit
                                            performance and restated Class A share       AIMinvestments.com.
                                            performance (for periods prior to the
                                            inception date of Institutional Class
                                            shares) at net asset value and reflect
                                            the higher Rule 12b-1 fees applicable to
                                            Class A shares. Class A shares'
                                            inception date is 12/31/01.
                                            Institutional Class shares would have
                                            had different returns due to differences
                                            in the expense structure of the
                                            Institutional Class.

                                            Institutional Class shares have no sales
                                            charge; therefore, performance is at
                                            NAV. Performance of Institutional Class
                                            shares will differ from performance of
                                            other share classes due to differing
                                            sales charges and class expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

AIMinvestments.com        MCBV-INS-2 8/04    [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                            A I M Distributors, Inc.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.48%

ADVERTISING-5.19%

Interpublic Group of Cos., Inc. (The)(a)         265,970   $  3,651,768
-----------------------------------------------------------------------
R.H. Donnelley Corp.(a)                          121,000      5,292,540
=======================================================================
                                                              8,944,308
=======================================================================

APPAREL RETAIL-4.21%

Gap, Inc. (The)                                  149,600      3,627,800
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                             150,200      3,625,828
=======================================================================
                                                              7,253,628
=======================================================================

APPLICATION SOFTWARE-3.30%

MAPICS, Inc.(a)                                  183,500      1,937,760
-----------------------------------------------------------------------
Synopsys, Inc.(a)                                131,500      3,738,545
=======================================================================
                                                              5,676,305
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.75%

Janus Capital Group Inc.                         143,640      2,368,624
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A           106,690      2,358,916
=======================================================================
                                                              4,727,540
=======================================================================

BUILDING PRODUCTS-1.57%

American Standard Cos. Inc.(a)                    67,150      2,706,816
=======================================================================

CONSUMER FINANCE-1.63%

MoneyGram International, Inc.(a)                 136,300      2,807,780
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.41%

BISYS Group, Inc. (The)(a)                       197,100      2,771,226
-----------------------------------------------------------------------
Ceridian Corp.(a)                                155,080      3,489,300
-----------------------------------------------------------------------
Certegy Inc.                                      84,550      3,280,540
-----------------------------------------------------------------------
DST Systems, Inc.(a)                             102,570      4,932,591
=======================================================================
                                                             14,473,657
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.43%

Jackson Hewitt Tax Service Inc.(a)               239,000      4,182,500
=======================================================================

FOOD RETAIL-2.11%

Kroger Co. (The)(a)                              199,900      3,638,180
=======================================================================

HEALTH CARE DISTRIBUTORS-1.88%

McKesson Corp.                                    94,300      3,237,319
=======================================================================

HEALTH CARE EQUIPMENT-2.41%

Waters Corp.(a)                                   86,700      4,142,526
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
HEALTH CARE FACILITIES-1.57%

Universal Health Services, Inc.-Class B           58,950      2,705,215
=======================================================================

HEALTH CARE SERVICES-1.42%

IMS Health Inc.                                  104,640   $  2,452,762
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.97%

Orient-Express Hotels Ltd.-Class A (Bermuda)     150,500      2,549,470
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         57,280      2,569,008
=======================================================================
                                                              5,118,478
=======================================================================

INDUSTRIAL MACHINERY-1.62%

SPX Corp.                                         60,240      2,797,546
=======================================================================

INSURANCE BROKERS-3.34%

Aon Corp.                                        201,800      5,745,246
=======================================================================

IT CONSULTING & OTHER SERVICES-2.48%

Acxiom Corp.                                     171,950      4,269,518
=======================================================================

LEISURE FACILITIES-2.08%

Speedway Motorsports, Inc.                       106,900      3,574,736
=======================================================================

LEISURE PRODUCTS-1.91%

Brunswick Corp.                                   80,770      3,295,416
=======================================================================

LIFE & HEALTH INSURANCE-3.62%

Nationwide Financial Services, Inc.-Class A       91,790      3,452,222
-----------------------------------------------------------------------
Protective Life Corp.                             72,000      2,784,240
=======================================================================
                                                              6,236,462
=======================================================================

MANAGED HEALTH CARE-5.29%

Aetna Inc.                                        44,190      3,756,150
-----------------------------------------------------------------------
Anthem, Inc.(a)                                   59,780      5,353,897
=======================================================================
                                                              9,110,047
=======================================================================

MULTI-LINE INSURANCE-3.80%

American Financial Group, Inc.                    94,330      2,883,668
-----------------------------------------------------------------------
Assurant, Inc.                                    39,400      1,039,372
-----------------------------------------------------------------------
Genworth Financial Inc.-Class A(a)(b)            114,500      2,627,775
=======================================================================
                                                              6,550,815
=======================================================================

MULTI-SECTOR HOLDINGS-2.06%

Leucadia National Corp.                           71,200      3,538,640
=======================================================================

OIL & GAS DRILLING-4.56%

Nabors Industries, Ltd. (Bermuda)(a)              57,490      2,599,698
-----------------------------------------------------------------------
Pride International, Inc.(a)                     150,710      2,578,648
-----------------------------------------------------------------------
Todco-Class A(a)                                 172,900      2,674,763
=======================================================================
                                                              7,853,109
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

PACKAGED FOODS & MEATS-2.52%

Cadbury Schweppes PLC-ADR (United Kingdom)(b)    123,900   $  4,346,412
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.09%

ACE Ltd. (Cayman Islands)                        125,920      5,323,898
=======================================================================

REGIONAL BANKS-3.80%

Cullen/Frost Bankers, Inc.                        66,800      2,989,300
-----------------------------------------------------------------------
Zions Bancorp                                     57,770      3,549,966
=======================================================================
                                                              6,539,266
=======================================================================

RESTAURANTS-3.68%

CEC Entertainment Inc.(a)                        104,950      3,097,075
-----------------------------------------------------------------------
Outback Steakhouse, Inc.                          78,130      3,231,457
=======================================================================
                                                              6,328,532
=======================================================================

SYSTEMS SOFTWARE-3.95%

Computer Associates International, Inc.          242,400      6,801,744
=======================================================================

THRIFTS & MORTGAGE FINANCE-5.83%

Federal Agricultural Mortgage Corp.-Class
  C(a)                                            97,500      2,333,175
-----------------------------------------------------------------------
MGIC Investment Corp.                             44,100      3,345,426
-----------------------------------------------------------------------
Radian Group Inc.                                 90,880      4,353,152
=======================================================================
                                                             10,031,753
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $138,285,553)                         164,410,154
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-3.34%

Liquid Assets Portfolio-Institutional
  Class(c)                                     2,877,900   $  2,877,900
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    2,877,900      2,877,900
=======================================================================
    Total Money Market Funds (Cost
      $5,755,800)                                             5,755,800
=======================================================================
TOTAL INVESTMENTS-98.82% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $144,041,353)               170,165,954
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.16%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  3,716,400      3,716,400
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $3,716,400)                                       3,716,400
=======================================================================
TOTAL INVESTMENTS-100.98% (Cost $147,757,753)               173,882,354
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.98%)                        (1,679,560)
=======================================================================
NET ASSETS-100.00%                                         $172,202,794
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $138,285,553)*                               $164,410,154
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $9,472,200)                               9,472,200
===========================================================
     Total investments (cost $147,757,753)      173,882,354
===========================================================
Receivables for:
  Investments sold                                1,442,696
-----------------------------------------------------------
  Fund shares sold                                1,236,293
-----------------------------------------------------------
  Dividends                                          90,794
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    9,169
-----------------------------------------------------------
Other assets                                         49,932
===========================================================
     Total assets                               176,711,238
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             361,086
-----------------------------------------------------------
  Fund shares reacquired                            261,551
-----------------------------------------------------------
  Deferred compensation and retirement plans         10,017
-----------------------------------------------------------
  Collateral upon return of securities loaned     3,716,400
-----------------------------------------------------------
Accrued distribution fees                            85,181
-----------------------------------------------------------
Accrued transfer agent fees                          48,759
-----------------------------------------------------------
Accrued operating expenses                           25,450
===========================================================
     Total liabilities                            4,508,444
===========================================================
Net assets applicable to shares outstanding    $172,202,794
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                $155,448,108
-----------------------------------------------------------
  Undistributed net investment income (loss)       (837,048)
-----------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities                       (8,532,867)
-----------------------------------------------------------
  Unrealized appreciation of investment
     securities                                  26,124,601
===========================================================
                                               $172,202,794
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $ 94,384,672
___________________________________________________________
===========================================================
Class B                                        $ 55,677,538
___________________________________________________________
===========================================================
Class C                                        $ 20,797,351
___________________________________________________________
===========================================================
Class R                                        $     10,331
___________________________________________________________
===========================================================
Institutional Class                            $  1,332,902
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           7,689,966
___________________________________________________________
===========================================================
Class B                                           4,609,697
___________________________________________________________
===========================================================
Class C                                           1,722,807
___________________________________________________________
===========================================================
Class R                                                 841
___________________________________________________________
===========================================================
Institutional Class                                 108,486
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.27
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.27 divided by
       94.50%)                                 $      12.98
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      12.08
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      12.07
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      12.28
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      12.29
___________________________________________________________
===========================================================

* At June 30, 2004, securities with an aggregate market value of $3,563,204 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,735)          $   428,086
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                      39,018
=========================================================================
     Total investment income                                      467,104
=========================================================================


EXPENSES:

Advisory fees                                                     534,724
-------------------------------------------------------------------------
Administrative services fees                                       24,864
-------------------------------------------------------------------------
Custodian fees                                                     12,411
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         125,893
-------------------------------------------------------------------------
  Class B                                                         227,201
-------------------------------------------------------------------------
  Class C                                                          80,511
-------------------------------------------------------------------------
  Class R                                                               8
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                          209,914
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             99
-------------------------------------------------------------------------
Trustees' fees                                                      7,162
-------------------------------------------------------------------------
Other                                                              96,293
=========================================================================
     Total expenses                                             1,319,080
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (22,258)
=========================================================================
     Net expenses                                               1,296,822
=========================================================================
Net investment income (loss)                                     (829,718)
=========================================================================


REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    2,843,749
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                    8,982,262
=========================================================================
Net gain from investment securities                            11,826,011
=========================================================================
Net increase in net assets resulting from operations          $10,996,293
_________________________________________________________________________
=========================================================================


* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (829,718)   $   (967,184)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            2,843,749      (4,054,747)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   8,982,262      27,636,943
==========================================================================================
    Net increase in net assets resulting from operations        10,996,293      22,615,012
==========================================================================================
Share transactions-net:
  Class A                                                       32,928,392       4,929,815
------------------------------------------------------------------------------------------
  Class B                                                       13,864,429       8,575,378
------------------------------------------------------------------------------------------
  Class C                                                        6,152,454       2,445,889
------------------------------------------------------------------------------------------
  Class R                                                           10,000              --
------------------------------------------------------------------------------------------
  Institutional Class                                            1,292,053              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               54,247,328      15,951,082
==========================================================================================
    Net increase in net assets                                  65,243,621      38,566,094
==========================================================================================

NET ASSETS:

  Beginning of period                                          106,959,173      68,393,079
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(837,048) and $(7,330) for 2004 and
    2003, respectively)                                       $172,202,794    $106,959,173
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the next $4 billion of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $5 billion. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses of Class A, Class B, Class C, Class R and Institutional Class shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Class A shares to 1.80%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.80% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended June 30, 2004, AIM waived fees of $652.

    For the period ended June 30, 2004, at the direction of the trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $20,844 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2004, AIM was paid $24,864 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended June 30, 2004, AISI retained $130,013 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2004, the Class A, Class B, Class C and Class R shares paid $125,893, $227,201, $80,511 and $8, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2004, AIM Distributors advised the Fund that it retained $59,347 in front-end sales commissions from the sale of Class A shares and $1,289, $1,850, $1,394 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03        AT COST        FROM SALES      (DEPRECIATION)      06/30/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,469,832     $26,204,633     $(26,796,565)       $    --         $2,877,900     $19,492       $    --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,469,832      26,204,633      (26,796,565)            --          2,877,900      18,554            --
===========================================================================================================================
  Subtotal        $6,939,664     $52,409,266     $(53,593,130)       $    --         $5,755,800     $38,046       $    --
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03        AT COST        FROM SALES      (DEPRECIATION)      06/30/04      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,742,200     $10,443,500     $ (8,469,300)       $    --         $3,716,400     $   972       $    --
===========================================================================================================================
  Total           $8,681,864     $62,852,766     $(62,062,430)       $    --         $9,472,200     $39,018       $    --
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $10,092.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balance at the custodian. For the six months ended June 30, 2004, the Fund received credits in transfer agency fees of $719 and credits in custodian fees of $43 under expense offset arrangements, which resulted in a reduction of the Fund's total expense of $762.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,223 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $3,563,204 were on loan to brokers. The loans were secured by cash collateral of $3,716,400, received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $972 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $3,285,438
-----------------------------------------------------------------------------
December 31, 2011                                                 6,610,421
=============================================================================
Total capital loss carryforward                                  $9,895,859
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during six months ended June 30, 2004 was $64,632,895 and $14,919,790, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $26,834,144
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (1,930,672)
===========================================================================
Net unrealized appreciation of investment securities            $24,903,472
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $148,978,882.


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                   JUNE 30, 2004              DECEMBER 31, 2003
                                                              ------------------------    --------------------------
                                                               SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     3,413,196    $40,412,018     3,832,986    $ 37,737,367
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,740,744     20,402,638     1,803,614      17,257,750
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       908,822     10,709,144       886,121       8,452,954
--------------------------------------------------------------------------------------------------------------------
  Class R*                                                          841         10,000            --              --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class*                                          109,254      1,301,424            --              --
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       142,139      1,705,665       156,161       1,515,851
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      (144,259)    (1,705,665)     (157,780)     (1,515,851)
====================================================================================================================
Reacquired:
  Class A                                                      (773,829)    (9,189,291)   (3,833,211)    (34,323,403)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      (413,264)    (4,832,544)     (811,030)     (7,166,521)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      (391,800)    (4,556,690)     (665,740)     (6,007,065)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class*                                             (768)        (9,371)           --              --
====================================================================================================================
                                                              4,591,076    $54,247,328     1,211,121    $ 15,951,082
____________________________________________________________________________________________________________________
====================================================================================================================

* Class R shares and Institutional Class shares commenced sales on April 30,
  2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                              SIX MONTHS         YEAR ENDED
                                                                ENDED           DECEMBER 31,              DECEMBER 31, 2001
                                                               JUNE 30,     ---------------------         (DATE OPERATIONS
                                                                 2004        2003          2002              COMMENCED)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.28      $  8.23       $  9.99              $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)    (0.08)        (0.06)(a)            (0.00)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.05         3.13         (1.70)               (0.01)
===========================================================================================================================
    Total from investment operations                              0.99         3.05         (1.76)               (0.01)
===========================================================================================================================
Less distributions from net investment income                       --           --         (0.00)                  --
===========================================================================================================================
Net asset value, end of period                                 $ 12.27      $ 11.28       $  8.23              $  9.99
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   8.78%       37.06%       (17.62)%              (0.10)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $94,385      $55,372       $39,130              $   400
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.64%(c)     1.80%         1.80%                1.80%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  1.67%(c)     1.92%         1.93%              199.49%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.94)%(c)   (1.00)%       (0.70)%              (0.31)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(e)                                          12%          52%           41%                  --
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $72,334,057.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                              SIX MONTHS           YEAR ENDED
                                                                ENDED             DECEMBER 31,           DECEMBER 31, 2001
                                                               JUNE 30,        ------------------        (DATE OPERATIONS
                                                                 2004           2003       2002             COMMENCED)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  11.14        $  8.18    $  9.99             $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)(a)      (0.13)     (0.12)(a)           (0.00)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.03           3.09      (1.69)              (0.01)
==========================================================================================================================
    Total from investment operations                               0.94           2.96      (1.81)              (0.01)
==========================================================================================================================
Less dividends from net investment income                            --             --      (0.00)                 --
==========================================================================================================================
Net asset value, end of period                                 $  12.08        $ 11.14    $  8.18             $  9.99
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    8.44%         36.19%    (18.12)%             (0.10)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 55,678        $38,165    $21,204             $   300
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                      2.29%(c)       2.45%      2.45%               2.45%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   2.32%(c)       2.57%      2.58%             200.14%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.59)%(c)     (1.65)%    (1.35)%             (0.96)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                           12%            52%        41%                 --
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $45,689,850.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                              SIX MONTHS           YEAR ENDED
                                                                ENDED             DECEMBER 31,           DECEMBER 31, 2001
                                                               JUNE 30,        ------------------        (DATE OPERATIONS
                                                                 2004           2003       2002             COMMENCED)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.13         $  8.18    $  9.99             $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)       (0.12)     (0.12)(a)           (0.00)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.03            3.07      (1.69)              (0.01)
==========================================================================================================================
    Total from investment operations                              0.94            2.95      (1.81)              (0.01)
==========================================================================================================================
Less dividends from net investment income                           --              --      (0.00)                 --
==========================================================================================================================
Net asset value, end of period                                 $ 12.07         $ 11.13    $  8.18             $  9.99
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                   8.45%          36.06%    (18.12)%             (0.10)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $20,797         $13,422    $ 8,059             $   300
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     2.29%(c)        2.45%      2.45%               2.45%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  2.32%(c)        2.57%      2.58%             200.14%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.59)%(c)      (1.65)%    (1.35)%             (0.96)%(d)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                          12%             52%        41%                 --
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $16,190,629.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JUNE 30,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.88
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.02)(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.42
==============================================================================
    Total from investment operations                                  0.40
==============================================================================
Net asset value, end of period                                      $12.28
______________________________________________________________________________
==============================================================================
Total return(b)                                                       3.37%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   10
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets                               1.75%(c)
==============================================================================
Ratio of net investment income (loss) to average net assets          (1.05)%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              12%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for period shown.
(c)  Ratios are annualized and based on average daily net assets of $10,045.
(d)  Not annualized for period shown.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JUNE 30,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  11.88
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.01)(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.42
===================================================================================
    Total from investment operations                                     0.41
===================================================================================
Net asset value, end of period                                       $  12.29
___________________________________________________________________________________
===================================================================================
Total return(b)                                                          3.45%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  1,333
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                  1.07%(c)
===================================================================================
Ratio of net investment income (loss) to average net assets             (0.37)%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                 12%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods shown.
(c)  Ratios are annualized and based on average daily net assets of $580,027.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND

Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn Jr.                Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
Lewis F. Pennock                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
Ruth H. Quigley                                                                 Philadelphia, PA 19103-7599
                                  Edgar M. Larsen
Louis S. Sklar                    Vice President                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
Larry Soll, Ph.D.                                                               919 Third Avenue
                                                                                New York, NY 10022-3852
Mark H. Williamson
                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(4)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(5)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(6)     AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                      SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                    AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*


                                             =============================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
                                             FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
                                             PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
                                             THOROUGHLY BEFORE INVESTING.
                                             =============================================================================

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

                      AIMinvestments.com   MCBV-SAR-1   A I M Distributors, Inc.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                         AIM PREMIER EQUITY FUND
                               Semiannual Report to Shareholders o June 30, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

=================================================================================================================================
AIM PREMIER EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE.

o Unless otherwise stated, information presented is as of 6/30/04 and is based on total net assets.
=================================================================================================================================

ABOUT SHARE CLASSES                         ABOUT INDEXES USED IN THIS REPORT              are generally according to the Global
                                                                                           Industry Classification Standard, which
o Effective 9/30/03, Class B shares are     o The unmanaged Standard & Poor's              was developed by and is the exclusive
not available as an investment for          Composite Index of 500 Stocks (the S&P         property and a service mark of Morgan
retirement plans maintained pursuant to     500--Registered Trademark-- Index) is         Stanley Capital International Inc. and
Section 401 of the Internal Revenue         an index of common stocks frequently           Standard & Poor's.
Code, including 401(k) plans, money         used as a general measure of U.S. stock
purchase pension plans and profit           market performance.                            The returns shown in the Management's
sharing plans. Plans that have existing                                                    Discussion of Fund Performance are based
accounts invested in Class B shares will    o The unmanaged Lipper Large-Cap Core          on net asset values calculated for
continue to be allowed to make              Fund Index represents an average of the        shareholder transactions. Generally
additional purchases.                       performance of the 30 largest                  accepted accounting principles require
                                            large-capitalization core equity funds         adjustments to be made to the net assets
o Class R shares are available only to      tracked by Lipper, Inc., an independent        of the fund at period end for financial
certain retirement plans. Please see the    mutual fund performance monitor.               reporting purposes, and as such, the net
prospectus for more information.                                                           asset values for shareholder
                                            o The unmanaged MSCI World Index is a          transactions and the returns based on
PRINCIPAL RISKS OF INVESTING IN THE FUND    group of global securities tracked by          those net asset values may differ from
                                            Morgan Stanley Capital International.          the net asset values and returns
o International investing presents                                                         reported in the Financial Highlights.
certain risks not associated with           o The unmanaged Lehman U.S. Aggregate
investing solely in the United States.      Bond Index, which represents the U.S.          Bloomberg, Inc. is a well-known
These include risks relating to             investment-grade fixed-rate bond market        independent financial research and
fluctuations in the value of the U.S.       (including government and corporate            reporting firm.
dollar relative to the values of other      securities, mortgage pass-through
currencies, the custody arrangements        securities and asset-backed securities),       The Conference Board is a not-for-profit
made for the fund's foreign holdings,       is compiled by Lehman Brothers, a global       organization that conducts research and
differences in accounting, political        investment bank.                               publishes information and analysis to
risks and the lesser degree of public                                                      help businesses strengthen their
information required to be provided by      o The fund is not managed to track the         performance.
non-U.S. companies. The fund may invest     performance of any particular index,
up to 25% of its assets in the              including the indexes defined here, and        A description of the policies and
securities of non-U.S. issuers.             consequently, the performance of the           procedures that the fund uses to
                                            fund may deviate significantly from the        determine how to vote proxies relating
                                            performance of the indexes.                    to portfolio securities is available
                                                                                           without charge, upon request, by calling
                                            o A direct investment cannot be made in        800-959-4246, or on the AIM Web site,
                                            an index. Unless otherwise indicated,          AIMinvestments.com.
                                            index results include reinvested
                                            dividends, and they do not reflect sales
                                            charges. Performance of an index of
                                            funds reflects fund expenses;
                                            performance of a market index does not.

                                            OTHER INFORMATION

                                            Industry classifications used in this
                                            report


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark-- :

[PHOTO OF           The six months covered by this report could be characterized
ROBERT H.           as a trendless market. Positive news about employment and a
GRAHAM]             strengthening economy were offset by concerns about higher interest rates, continued violence in Iraq and high oil
ROBERT H. GRAHAM    prices. The result: muted performance in both U.S. equity
                    and fixed-income markets.

                       The same macroeconomic factors were at work overseas as
                    well, causing developed international markets to generally perform in line with that of the United States. In fact, the MSCI World Index tracked the performance of the S&P 500 Index with six-month returns of 3.52% and 3.44%, respectively.

   The anticipation of higher interest rates hampered bond performance, with most areas of the fixed- income market turning in flat returns for the six-month period, as evidenced by the 0.15% return of the Lehman U.S. Aggregate Bond Index. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In an unremarkable period like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.55% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.20%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   There continues to be increased regulatory focus on mutual funds and other investment products. For the latest information about ongoing regulatory matters, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for investor education and planning information as well as regular performance updates on our funds.

     As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM
Investments--Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
------------------------
Robert H. Graham
Chairman and President
July 20, 2004

*Average annual total returns, June 30, 1979, to June 30, 2004.
Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MULTI-TEAM APPROACH TO FUND MANAGEMENT                                                     which resulted in a restructured
OFFERS POTENTIAL BENEFITS TO                                                               portfolio. While we continue to manage
SHAREHOLDERS                                                                               the fund with the same investment
                                                                                           objective--long-term capital growth and,
AIM Premier Equity Fund Class A shares       2004 and 3.0% during the second quarter.      secondarily, income--the fund is now
posted a total return of 1.07% at net        What had been a "jobless recovery"            managed by three teams applying distinct
asset value for the six months ended         produced 1.2 million new jobs from            value, core and growth investment
June 30, 2004. (Had the effects of           January through June, according to the        disciplines. This multi-team approach is
front-end sales charges been included,       U.S. Department of Labor. An improved         intended to provide investors with a
the return would have been lower.)           job market likely contributed to rising       large-cap core fund that is able to take
Performance for other share classes and      consumer confidence, which reached a          advantage of investment opportunities
benchmark indexes can be found on page       two-year high in June, according to the       across the value and growth continuum.
3.                                           Conference Board.
                                                                                              As part of the multi-team approach,
   The fund's performance lagged that of        Corporate profits showed strength.         each investment team manages their
its benchmarks, the S&P 500 Index, which     According to Bloomberg, more than 85% of      respective discipline independently. We
returned 3.44%, and the Lipper Large-Cap     S&P 500 Index firms reporting                 believe this allows managers who are
Core Fund Index, which returned 2.24%        first-quarter 2004 earnings met or            highly skilled at capitalizing on
for the period. The fund underperformed      exceeded expectations. Telecommunication      investment opportunities with value,
primarily because of exposure to market      services and utilities were the only two      core or growth characteristics to focus
areas vulnerable to higher interest          sectors in which earnings declined from       on their areas of expertise and produce
rates and oil prices, including              year-ago levels.                              relatively complementary returns for the
diversified financials and companies                                                       fund. Due to the distinct and
dependent on consumer discretionary             The S&P 500 Index advanced only            complementary investment disciplines
spending.                                    slightly during the reporting period,         applied by the three management teams,
                                             growing by single digits in January,          the number of holdings in your fund has
MARKET CONDITIONS                            February, May and June, but declining by      increased from 96 to 143 during the
                                             single digits in March and April. For         reporting period. We believe this
As the reporting period closed, the U.S.     the reporting period, the                     improved diversification is one of the
Federal Reserve (the Fed) voted to hike      strongest-performing sectors were             potential benefits of the multi-team
the federal funds target rate by 25          energy, industrials and consumer              approach. Increasing the number of
basis points (0.25%)--its first rate         staples. Despite strong earnings in the       holdings also provides shareholders with
increase in four years and a move much       materials and information technology          expanded investment opportunities, as
anticipated by markets. The Fed's            sectors, they were the weakest                well as potential for lower volatility
decision came amid signs that the            performers of the S&P 500 Index sectors.      relative to market benchmarks such as
economy was strengthening and inflation,                                                   the S&P 500 Index.
while still relatively tame, had risen       YOUR FUND
in recent months.                                                                             Fund performance for the reporting
                                             On April 20, 2004, AIM Premier Equity         period generally reflected the mixed
   Gross domestic product (GDP), the         Fund underwent a change in portfolio          performance of equities across broad
broadest measure of economic activity,       management,                                   market sectors. Industrials, energy and
expanded at an annualized rate of 4.5%                                                     consumer staples were the strongest
in the first quarter of                                                                    contributors to fund returns. GDP
                                                                                           growth, increased factory orders and an


====================================================================================================================================

TOP 10 EQUITY HOLDINGS*                                           TOP 10 INDUSTRIES*

 1. Tyco International Ltd. (Bermuda)               3.4%           1. Pharmaceuticals                                 9.4%

 2. Pfizer Inc.                                     2.4            2. Industrial Conglomerates                        5.6

 3. Computer Associates International, Inc.         1.9            3. Systems Software                                4.8

 4. First Data Corp.                                1.9            4. Packaged Foods & Meats                          4.7

 5. Cendant Corp.                                   1.9            5. Integrated Oil & Gas                            3.9

 6. Waste Management, Inc.                          1.8            6. Communications Equipment                        3.0

 7. Citigroup Inc.                                  1.5            7. Other Diversified Financial Services            2.8

 8. Microsoft Corp.                                 1.5            8. Industrial Machinery                            2.5

 9. General Mills, Inc.                             1.4            9. Health Care Equipment                           2.5

10. Johnson & Johnson                               1.4           10. Data Processing & Outsourced Services           2.4

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security. Past performance cannot guarantee comparable future results.

====================================================================================================================================

improving job market helped industrials      the information technology sector.                              LANNY H. SACHNOWITZ
outperform, while rising oil prices          VERITAS, which makes storage management                         Mr. Sachnowitz is
benefited the fund's energy stocks.          software, and semiconductor manufacturer       [SACHNOWITZ      portfolio manager of
                                             Intel numbered among the fund's worst            PHOTO]         AIM Premier Equity
   Tyco International, the diversified       performers.                                                     Fund. He joined AIM in
manufacturing and service conglomerate,                                                                      1987 as a money market
was the top contributor to fund                 Pharmaceutical company Wyeth also          trader and research analyst. Mr.
performance for the reporting period.        detracted from fund performance amid          Sachnowitz received a B.S. in finance
Under Tyco International's new               concerns about the outcome of the             from the University of Southern
management, the company's balance sheet      presidential election, potential              California and an M.B.A. from the
improved through elimination of debt and     legislation concerning re-importation of      University of Houston.
increasing cash flow. In our opinion,        prescription drugs, patent expirations
Tyco International remained undervalued      and ongoing issues with diet drug                               RONALD S. SLOAN
and was a top holding at the close of        litigation. In our opinion, however, the                        Mr. Sloan, Chartered
the period.                                  company's relative value based on strong         [SLOAN         Financial Analyst, is
                                             cash flow offered appreciation potential         PHOTO]         lead portfolio manager
                                             despite these concerns, and we continued                        of AIM Premier Equity
                                             to own this stock at the end of the                             Fund. He has been in
                                             reporting period.                             the investment industry since 1971 and
            We believe this                                                                joined AIM in 1998. Mr. Sloan holds a
        improved diversification             IN CLOSING                                    B.S. in business administration and an
        is one of the potential                                                            M.B.A. from the University of Missouri.
            benefits of the                  At the close of the period, the changes
          multi-team approach.               required to adopt our new investment                            BRET W. STANLEY
                                             approach had been completed. The fund,                          Mr. Stanley, Chartered
                                             however, remains positioned as a               [STANLEY         Financial Analyst, is
                                             large-cap core investment and continues         PHOTO]          portfolio manager of
                                             to have exposure to most broad market                           AIM Premier Equity
   Other top-performing stocks included      sectors. We believe the inclusion of a                          Fund. He began his
Yahoo!, the Internet portal, which           wider variety of investment                   investment career in 1988 and joined AIM
posted stronger-than-expected                opportunities has produced a moderately       in 1998. Mr. Stanley received a B.B.A.
first-quarter earnings, and retail chain     more defensive portfolio due to the           in finance from The University of Texas
Target, which reached agreement in June      increased number of holdings. We              at Austin and an M.S. in finance from
to sell its Marshall Field's stores and      appreciate your continued investment in       the University of Houston.
nine Mervyn's stores.                        the fund.
                                                                                           Assisted by the Mid/Large Cap Core Team,
   Sectors that detracted from fund                See important fund and index            the Large Cap Growth Team and the Basic
performance during the reporting period          disclosures inside front cover.           Value Team
included information technology,
financials and consumer discretionary.
Earnings disappointments among
semiconductor and software companies
caused the underperformance of

================================================================================================
PORTFOLIO COMPOSITION BY SECTOR              FUND VS. INDEXES
 [PIE CHART]

CASH & OTHER                      22.1%      TOTAL RETURNS 12/31/03-6/30/04,
                                             EXCLUDING SALES CHARGES. IF SALES
HEALTH CARE                       18.4%      CHARGES WERE INCLUDED, RETURNS WOULD BE
                                             LOWER.
INDUSTRIALS                       17.1%
                                             CLASS A SHARES                                1.07%
INFORMATION TECHNOLOGY            17.0%
                                             CLASS B SHARES                                0.69
CONSUMER DISCRETIONARY            12.7%
                                             CLASS C SHARES                                0.68
FINANCIALS                        12.7%
                                             CLASS R SHARES                                0.96

                                             S&P 500 INDEX
                                             (BROAD MARKET AND STYLE-SPECIFIC INDEX)       3.44

                                             LIPPER LARGE-CAP CORE INDEX
                                             (PEER GROUP INDEX)                            2.24

                                             SOURCE: LIPPER, INC.

                                             TOTAL NUMBER OF HOLDINGS*                      143
                                             TOTAL NET ASSETS                        $8 BILLION
===============================================================================================        [RIGHT ARROW GRAPHIC]

                                                                                                 FOR A PRESENTATION OF YOUR FUND'S
                                                                                                 LONG-TERM PERFORMANCE RECORD,
                                                                                                 PLEASE TURN THE PAGE.




LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===============================================================================
Below you will find a presentation of your fund's long-term performance record for the period ended 6/30/04, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales changes, if any, that apply to the share class in which you are invested.
===============================================================================

AVERAGE ANNUAL TOTAL RETURNS                 Class R shares' inception date is                Class A share performance reflects
As of 6/30/04, including applicable          6/3/02. Returns since that date are           the maximum 5.50% sales charge, and
sales charges                                historical returns. All other returns         Class B and Class C share performance
                                             are blended returns of historical Class       reflects the applicable contingent
CLASS A SHARES                               R share performance and restated Class A      deferred sales charge (CDSC) for the
Inception (5/1/84)                12.29%     share performance (for periods prior to       period involved. The CDSC on Class B
 10 Years                          7.91      the inception date of Class R shares) at      shares declines from 5% beginning at the
  5 Years                         -7.10      net asset value, adjusted to reflect the      time of purchase to 0% at the beginning
  1 Year                           8.22      higher Rule 12b-1 fees applicable to          of the seventh year. The CDSC on Class C
                                             Class R shares. Class A shares'               shares is 1% for the first year after
CLASS B SHARES                               inception date is 5/1/84.                     purchase. Class R shares do not have a
Inception (10/18/93)               6.95%                                                   front-end sales charge; returns shown
 10 Years                          7.82         The performance data quoted represent      are at net asset value and do not
  5 Years                         -7.08      past performance and cannot guarantee         reflect a 0.75% CDSC that may be imposed
  1 Year                           8.53      comparable future results; current            on a total redemption of retirement plan
                                             performance may be lower or higher.           assets within the first year.
CLASS C SHARES                               Please visit AIMinvestments.com for the
Inception (8/4/97)                 0.82%     most recent month-end performance.               The performance of the fund's share
  5 Years                         -6.75      Performance figures reflect reinvested        classes will differ due to different
  1 Year                          12.66      distributions, changes in net asset           sales charge structures and class
                                             value and the effect of the maximum           expenses.
CLASS R SHARES*                              sales charge unless otherwise stated.
 10 Years                          8.25%     Investment return and principal value         [ARROW
  5                               -6.28      will fluctuate so that you may have a         BUTTON         For More Information Visit
  1 Year                          14.16      gain or loss when you sell shares.            IMAGE]             AIMinvestments.com

====================================================================================================================================


SUPPLEMENT TO SEMIANNUAL REPORT DATED 6/30/04

AIM PREMIER EQUITY FUND

INSTITUTIONAL CLASS SHARES                 AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                           For periods ended 6/30/04                    indicative of future results. More
The following information has been                                                      recent returns may be more or less than
prepared to provide Institutional Class    Inception (3/15/02)             -4.42%       those shown. All returns assume
shareholders with a performance overview   1 Year                          15.23        reinvestment of distributions at net
specific to their holdings.                6 Months*                        1.48        asset value. Investment return and
Institutional Class shares are offered                                                  principal value will fluctuate so your
exclusively to institutional investors,    *Cumulative total return that has not        shares, when redeemed, may be worth more
including defined contribution plans       been annualized.                             or less than their original cost. See
that meet certain criteria.                                                             full report for information on
                                           Institutional Class shares have no sales     comparative benchmarks. Please consult
                                           charge; therefore, performance is at         your fund prospectus for more
                                           NAV. Performance of Institutional Class      information. For the most current
                                           shares will differ from performance of       month-end performance, please call
                                           other share classes due to differing         800-451-4246 or visit
                                           sales charges and class expenses.            AIMinvestments.com.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

AIMinvestments.com         PEQ-INS-2 8/04    [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                            A I M Distributors, Inc.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.78%

ADVERTISING-0.69%

Omnicom Group Inc.                                728,100   $   55,255,509
==========================================================================

AEROSPACE & DEFENSE-1.11%

Honeywell International Inc.                    1,130,200       41,399,226
--------------------------------------------------------------------------
Northrop Grumman Corp.                            872,000       46,826,400
==========================================================================
                                                                88,225,626
==========================================================================

ALUMINUM-0.35%

Alcoa Inc.                                        850,700       28,098,621
==========================================================================

APPAREL RETAIL-1.90%

Gap, Inc. (The)                                 3,840,000       93,120,000
--------------------------------------------------------------------------
Limited Brands                                  3,116,300       58,274,810
==========================================================================
                                                               151,394,810
==========================================================================

APPLICATION SOFTWARE-0.83%

Amdocs Ltd. (United Kingdom)(a)                 1,250,000       29,287,500
--------------------------------------------------------------------------
SAP A.G.-ADR (Germany)                            879,500       36,771,895
==========================================================================
                                                                66,059,395
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.54%

Bank of New York Co., Inc. (The)                1,466,900       43,244,212
==========================================================================

BIOTECHNOLOGY-0.87%

Amgen Inc.(a)                                     711,600       38,832,012
--------------------------------------------------------------------------
Genentech, Inc.(a)                                550,000       30,910,000
==========================================================================
                                                                69,742,012
==========================================================================

BREWERS-0.67%

Heineken N.V. (Netherlands)                     1,634,886       53,851,011
==========================================================================

BROADCASTING & CABLE TV-0.44%

Clear Channel Communications, Inc.                959,900       35,468,305
==========================================================================

BUILDING PRODUCTS-1.76%

American Standard Cos. Inc.(a)                  1,203,750       48,523,163
--------------------------------------------------------------------------
Masco Corp.                                     2,951,700       92,034,006
==========================================================================
                                                               140,557,169
==========================================================================

CASINOS & GAMING-0.29%

International Game Technology                     600,000       23,160,000
==========================================================================

COMMUNICATIONS EQUIPMENT-2.97%

Avaya Inc.(a)                                   1,500,000       23,685,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          3,750,000       88,875,000
--------------------------------------------------------------------------
Motorola, Inc.                                  2,300,000       41,975,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Nokia Oyj-ADR (Finland)                         3,447,300   $   50,123,742
--------------------------------------------------------------------------
QUALCOMM Inc.                                     450,000       32,841,000
==========================================================================
                                                               237,499,742
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.25%

Best Buy Co., Inc.                                400,000       20,296,000
==========================================================================

COMPUTER HARDWARE-1.32%

Dell Inc.(a)                                    1,350,000       48,357,000
--------------------------------------------------------------------------
International Business Machines Corp.             644,500       56,812,675
==========================================================================
                                                               105,169,675
==========================================================================

CONSUMER ELECTRONICS-0.76%

Sony Corp.-ADR (Japan)                          1,590,000       60,499,500
==========================================================================

CONSUMER FINANCE-0.26%

MBNA Corp.                                        800,000       20,632,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.41%

Automatic Data Processing, Inc.                   985,000       41,251,800
--------------------------------------------------------------------------
First Data Corp.                                3,400,000      151,368,000
==========================================================================
                                                               192,619,800
==========================================================================

DEPARTMENT STORES-0.99%

J.C. Penney Co., Inc.                             650,000       24,544,000
--------------------------------------------------------------------------
Kohl's Corp.(a)                                 1,285,100       54,334,028
==========================================================================
                                                                78,878,028
==========================================================================

DIVERSIFIED BANKS-1.30%

Bank of America Corp.                             862,700       73,001,674
--------------------------------------------------------------------------
Wachovia Corp.                                    685,800       30,518,100
==========================================================================
                                                               103,519,774
==========================================================================

DIVERSIFIED CHEMICALS-0.83%

Dow Chemical Co. (The)                          1,618,600       65,877,020
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.36%

Apollo Group, Inc.-Class A(a)                     450,000       39,730,500
--------------------------------------------------------------------------
Cendant Corp.                                   6,076,200      148,745,376
==========================================================================
                                                               188,475,876
==========================================================================

ELECTRIC UTILITIES-0.86%

FPL Group, Inc.(a)                                622,700       39,821,665
--------------------------------------------------------------------------
TXU Corp.                                         715,700       28,993,007
==========================================================================
                                                                68,814,672
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-0.83%

Emerson Electric Co.                              688,700   $   43,766,885
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         600,000       22,506,000
==========================================================================
                                                                66,272,885
==========================================================================

ENVIRONMENTAL SERVICES-1.81%

Waste Management, Inc.                          4,710,100      144,364,565
==========================================================================

FOOD RETAIL-2.19%

Kroger Co. (The)(a)                             4,320,000       78,624,000
--------------------------------------------------------------------------
Safeway Inc.(a)                                 3,806,000       96,444,040
==========================================================================
                                                               175,068,040
==========================================================================

FOOTWEAR-0.57%

NIKE, Inc.-Class B                                600,000       45,450,000
==========================================================================

GENERAL MERCHANDISE STORES-1.09%

Target Corp.                                    2,047,900       86,974,313
==========================================================================

HEALTH CARE DISTRIBUTORS-1.49%

Cardinal Health, Inc.                           1,000,000       70,050,000
--------------------------------------------------------------------------
McKesson Corp.                                  1,420,000       48,748,600
==========================================================================
                                                               118,798,600
==========================================================================

HEALTH CARE EQUIPMENT-2.53%

Baxter International Inc.                       1,120,000       38,651,200
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           800,000       41,440,000
--------------------------------------------------------------------------
Hospira, Inc.(a)                                  100,000        2,760,000
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         550,000       41,607,500
--------------------------------------------------------------------------
Waters Corp.(a)                                   600,000       28,668,000
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          550,000       48,510,000
==========================================================================
                                                               201,636,700
==========================================================================

HEALTH CARE FACILITIES-1.22%

HCA Inc.                                        2,344,200       97,495,278
==========================================================================

HEALTH CARE SERVICES-0.80%

Caremark Rx, Inc.(a)                              650,000       21,411,000
--------------------------------------------------------------------------
IMS Health Inc.                                   900,000       21,096,000
--------------------------------------------------------------------------
Quest Diagnostics Inc.                            250,000       21,237,500
==========================================================================
                                                                63,744,500
==========================================================================

HEALTH CARE SUPPLIES-0.39%

Alcon, Inc. (Switzerland)                         400,000       31,460,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.75%

Starwood Hotels & Resorts Worldwide, Inc.       1,339,100       60,058,635
==========================================================================

HOUSEHOLD PRODUCTS-1.07%

Kimberly-Clark Corp.                              635,000       41,833,800
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        800,000       43,552,000
==========================================================================
                                                                85,385,800
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOUSEWARES & SPECIALTIES-1.01%

Fortune Brands, Inc.                              300,000   $   22,629,000
--------------------------------------------------------------------------
Newell Rubbermaid Inc.                          2,485,500       58,409,250
==========================================================================
                                                                81,038,250
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.66%

Costco Wholesale Corp.                            475,000       19,508,250
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             633,000       33,397,080
==========================================================================
                                                                52,905,330
==========================================================================

INDUSTRIAL CONGLOMERATES-5.64%

3M Co.                                            850,000       76,508,500
--------------------------------------------------------------------------
General Electric Co.                            3,157,200      102,293,280
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               8,189,500      271,400,030
==========================================================================
                                                               450,201,810
==========================================================================

INDUSTRIAL MACHINERY-2.53%

Danaher Corp.                                     900,000       46,665,000
--------------------------------------------------------------------------
Dover Corp.                                     1,968,300       82,865,430
--------------------------------------------------------------------------
Illinois Tool Works Inc.                          754,000       72,301,060
==========================================================================
                                                               201,831,490
==========================================================================

INTEGRATED OIL & GAS-3.93%

Amerada Hess Corp.                                545,220       43,175,972
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                     1,439,900       77,135,443
--------------------------------------------------------------------------
ChevronTexaco Corp.                               450,000       42,349,500
--------------------------------------------------------------------------
ConocoPhillips                                    547,300       41,753,517
--------------------------------------------------------------------------
Exxon Mobil Corp.                               1,414,600       62,822,386
--------------------------------------------------------------------------
Murphy Oil Corp.                                  627,000       46,209,900
==========================================================================
                                                               313,446,718
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.56%

ALLTEL Corp.                                      885,000       44,798,700
==========================================================================

INTERNET RETAIL-0.81%

eBay Inc.(a)                                      275,000       25,286,250
--------------------------------------------------------------------------
InterActiveCorp(a)                              1,315,000       39,634,100
==========================================================================
                                                                64,920,350
==========================================================================

INTERNET SOFTWARE & SERVICES-0.73%

Yahoo! Inc.(a)                                  1,600,000       58,128,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.02%

Goldman Sachs Group, Inc. (The)                   400,000       37,664,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         729,700       39,389,206
--------------------------------------------------------------------------
Morgan Stanley                                  1,594,500       84,141,765
==========================================================================
                                                               161,194,971
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

IT CONSULTING & OTHER SERVICES-0.93%

Accenture Ltd.-Class A (Bermuda)(a)             2,700,900   $   74,220,732
==========================================================================

LIFE & HEALTH INSURANCE-0.52%

Prudential Financial, Inc.                        897,400       41,702,178
==========================================================================

MANAGED HEALTH CARE-1.71%

Aetna Inc.                                        250,000       21,250,000
--------------------------------------------------------------------------
Anthem, Inc.(a)(b)                                592,800       53,091,168
--------------------------------------------------------------------------
UnitedHealth Group Inc.                         1,000,000       62,250,000
==========================================================================
                                                               136,591,168
==========================================================================

MOVIES & ENTERTAINMENT-0.69%

Walt Disney Co. (The)                           2,160,000       55,058,400
==========================================================================

MULTI-LINE INSURANCE-0.94%

American International Group, Inc.                575,000       40,986,000
--------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     500,000       34,370,000
==========================================================================
                                                                75,356,000
==========================================================================

OFFICE ELECTRONICS-0.69%

Xerox Corp.(a)                                  3,785,800       54,894,100
==========================================================================

OIL & GAS DRILLING-0.55%

Transocean Inc. (Cayman Islands)(a)             1,510,000       43,699,400
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.92%

Baker Hughes Inc.                               1,150,000       43,297,500
--------------------------------------------------------------------------
Halliburton Co.                                 2,190,000       66,269,400
--------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   688,000       43,694,880
==========================================================================
                                                               153,261,780
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.83%

Citigroup Inc.                                  2,616,400      121,662,600
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         1,624,000       62,962,480
--------------------------------------------------------------------------
Principal Financial Group, Inc.                 1,198,000       41,666,440
==========================================================================
                                                               226,291,520
==========================================================================

PACKAGED FOODS & MEATS-4.71%

Campbell Soup Co.                               2,800,000       75,264,000
--------------------------------------------------------------------------
General Mills, Inc.                             2,400,000      114,072,000
--------------------------------------------------------------------------
Kellogg Co.                                       920,000       38,502,000
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                        3,030,000       95,990,400
--------------------------------------------------------------------------
Sara Lee Corp.                                  2,266,000       52,095,340
==========================================================================
                                                               375,923,740
==========================================================================

PAPER PRODUCTS-0.69%

Georgia-Pacific Corp.                           1,500,000       55,470,000
==========================================================================

PERSONAL PRODUCTS-1.21%

Avon Products, Inc.                               550,000       25,377,000
--------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              500,000       24,390,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PERSONAL PRODUCTS-(CONTINUED)

Gillette Co. (The)                              1,100,000   $   46,640,000
==========================================================================
                                                                96,407,000
==========================================================================

PHARMACEUTICALS-9.36%

Abbott Laboratories                             1,000,000       40,760,000
--------------------------------------------------------------------------
Aventis S.A. (France)                             710,000       53,725,682
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                        2,000,000       49,000,000
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)        1,800,000       74,628,000
--------------------------------------------------------------------------
Johnson & Johnson                               1,962,300      109,300,110
--------------------------------------------------------------------------
Merck & Co. Inc.                                1,513,200       71,877,000
--------------------------------------------------------------------------
Pfizer Inc.                                     5,555,300      190,435,684
--------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (France)(a)(b)             203,000       12,897,798
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        533,100       35,872,299
--------------------------------------------------------------------------
Wyeth                                           3,018,700      109,156,192
==========================================================================
                                                               747,652,765
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.67%

ACE Ltd. (Cayman Islands)                       2,167,700       91,650,356
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)             1,034,100       41,922,414
==========================================================================
                                                               133,572,770
==========================================================================

PUBLISHING-1.27%

Gannett Co., Inc.                                 560,000       47,516,000
--------------------------------------------------------------------------
New York Times Co. (The)-Class A                1,200,000       53,652,000
==========================================================================
                                                               101,168,000
==========================================================================

RAILROADS-1.05%

Norfolk Southern Corp.                          1,663,000       44,102,760
--------------------------------------------------------------------------
Union Pacific Corp.                               664,100       39,480,745
==========================================================================
                                                                83,583,505
==========================================================================

REGIONAL BANKS-0.77%

BB&T Corp.                                        876,500       32,404,205
--------------------------------------------------------------------------
SunTrust Banks, Inc.                              441,300       28,680,087
==========================================================================
                                                                61,084,292
==========================================================================

RESTAURANTS-0.93%

McDonald's Corp.                                1,425,000       37,050,000
--------------------------------------------------------------------------
Yum! Brands, Inc.(a)                            1,000,000       37,220,000
==========================================================================
                                                                74,270,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.55%

Applied Materials, Inc.(a)                      2,250,000       44,145,000
==========================================================================

SEMICONDUCTORS-1.86%

Analog Devices, Inc.                            1,150,000       54,142,000
--------------------------------------------------------------------------
Intel Corp.                                     1,881,800       51,937,680
--------------------------------------------------------------------------
Linear Technology Corp.                           575,000       22,695,250
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                               273,761        2,274,953
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Xilinx, Inc.                                      518,500   $   17,271,235
==========================================================================
                                                               148,321,118
==========================================================================

SOFT DRINKS-0.67%

PepsiCo, Inc.                                   1,000,000       53,880,000
==========================================================================

SPECIALTY STORES-0.26%

Staples, Inc.                                     700,000       20,517,000
==========================================================================

SYSTEMS SOFTWARE-4.76%

Computer Associates International, Inc.         5,433,100      152,452,786
--------------------------------------------------------------------------
Microsoft Corp.                                 4,075,900      116,407,704
--------------------------------------------------------------------------
Oracle Corp.(a)                                 2,250,000       26,842,500
--------------------------------------------------------------------------
Symantec Corp.(a)                               1,000,000       43,780,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,450,000       40,165,000
==========================================================================
                                                               379,647,990
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.85%

Fannie Mae                                      1,001,500       71,467,040
--------------------------------------------------------------------------
Washington Mutual, Inc.                         1,970,000       76,120,800
==========================================================================
                                                               147,587,840
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $7,104,023,348)                        7,886,819,990
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-1.39%

Liquid Assets Portfolio-Institutional
  Class(c)                                     55,331,394   $   55,331,394
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    55,331,394       55,331,394
==========================================================================
    Total Money Market Funds (Cost
      $110,662,788)                                            110,662,788
==========================================================================
TOTAL INVESTMENTS-100.17% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $7,214,686,136)                                            7,997,482,778
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.52%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  41,551,800       41,551,800
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $41,551,800)                                        41,551,800
==========================================================================
TOTAL INVESTMENTS-100.69% (Cost
  $7,256,237,936)                                            8,039,034,578
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.69%)                          (55,099,350)
==========================================================================
NET ASSETS-100.00%                                          $7,983,935,228
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $7,104,023,348)*                           $ 7,886,819,990
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $152,214,588)                      152,214,588
============================================================
    Total investments (cost $7,256,237,936)    8,039,034,578
============================================================
Foreign currencies, at value (cost $422)                 418
------------------------------------------------------------
Receivables for:
  Investments sold                                39,154,081
------------------------------------------------------------
  Fund shares sold                                 1,375,599
------------------------------------------------------------
  Dividends                                        8,150,590
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   567,451
------------------------------------------------------------
Other assets                                         111,353
============================================================
    Total assets                               8,088,394,070
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           27,630,459
------------------------------------------------------------
  Fund shares reacquired                          26,585,088
------------------------------------------------------------
  Deferred compensation and retirement
    plans                                          1,181,629
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        41,551,800
------------------------------------------------------------
Accrued distribution fees                          3,459,360
------------------------------------------------------------
Accrued trustees' fees                                   220
------------------------------------------------------------
Accrued transfer agent fees                        3,578,072
------------------------------------------------------------
Accrued operating expenses                           472,214
============================================================
    Total liabilities                            104,458,842
============================================================
Net assets applicable to shares outstanding  $ 7,983,935,228
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $11,454,930,781
------------------------------------------------------------
Undistributed net investment income (loss)        (7,912,378)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                       (4,245,887,031)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and
  futures contracts                              782,803,856
============================================================
                                             $ 7,983,935,228
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 4,774,806,532
____________________________________________________________
============================================================
Class B                                      $ 2,843,292,490
____________________________________________________________
============================================================
Class C                                      $   364,624,639
____________________________________________________________
============================================================
Class R                                      $       690,136
____________________________________________________________
============================================================
Institutional Class                          $       521,431
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          503,716,246
____________________________________________________________
============================================================
Class B                                          322,580,930
____________________________________________________________
============================================================
Class C                                           41,341,484
____________________________________________________________
============================================================
Class R                                               73,168
____________________________________________________________
============================================================
Institutional Class                                   54,337
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.48
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.48 divided by
      94.50%)                                $         10.03
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          8.81
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          8.82
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.43
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.60
____________________________________________________________
============================================================

* At June 30, 2004, securities with an aggregate market value of $40,864,467 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $674,760)        $  57,655,380
---------------------------------------------------------------------------
Dividends from affiliated money market funds*                     1,382,624
---------------------------------------------------------------------------
Interest                                                             92,989
===========================================================================
    Total investment income                                      59,130,993
===========================================================================

EXPENSES:

Advisory fees                                                    26,790,636
---------------------------------------------------------------------------
Administrative services fees                                        371,630
---------------------------------------------------------------------------
Custodian fees                                                      292,094
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         6,144,696
---------------------------------------------------------------------------
  Class B                                                        16,082,387
---------------------------------------------------------------------------
  Class C                                                         1,987,825
---------------------------------------------------------------------------
  Class R                                                             1,724
---------------------------------------------------------------------------
Transfer agent fees -- Class A,B,C & R                           13,171,740
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                               66
---------------------------------------------------------------------------
Trustees' fees                                                       82,238
---------------------------------------------------------------------------
Other                                                             1,979,056
===========================================================================
    Total expenses                                               66,904,092
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (850,724)
===========================================================================
    Net expenses                                                 66,053,368
===========================================================================
Net investment income (loss)                                     (6,922,375)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         464,605,768
---------------------------------------------------------------------------
  Foreign currencies                                               (361,175)
---------------------------------------------------------------------------
  Futures contracts                                              15,858,268
===========================================================================
                                                                480,102,861
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (386,262,151)
---------------------------------------------------------------------------
  Foreign currencies                                                (10,400)
---------------------------------------------------------------------------
  Futures contracts                                             (11,022,800)
===========================================================================
                                                               (397,295,351)
===========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                              82,807,510
===========================================================================
Net increase in net assets resulting from operations          $  75,885,135
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                 JUNE 30,         DECEMBER 31,
                                                                   2004               2003
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (6,922,375)   $   (25,735,883)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                                480,102,861       (519,632,972)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (397,295,351)     2,505,788,002
================================================================================================
    Net increase in net assets resulting from operations           75,885,135      1,960,419,147
================================================================================================
Share transactions-net:
  Class A                                                        (391,896,543)      (586,536,341)
------------------------------------------------------------------------------------------------
  Class B                                                        (796,015,743)    (1,467,119,888)
------------------------------------------------------------------------------------------------
  Class C                                                         (71,370,075)      (101,720,007)
------------------------------------------------------------------------------------------------
  Class R                                                              35,238            318,566
------------------------------------------------------------------------------------------------
  Institutional Class                                              (1,652,510)          (625,385)
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,260,899,633)    (2,155,683,055)
================================================================================================
    Net increase (decrease) in net assets                      (1,185,014,498)      (195,263,908)
================================================================================================

NET ASSETS:

Beginning of period                                             9,168,949,726      9,364,213,634
================================================================================================
End of period (including undistributed net investment income
  (loss) of $(7,912,378) and $(990,003) for 2004 and 2003,
  respectively)                                               $ 7,983,935,228    $ 9,168,949,726
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the six months ended June 30, 2004, AIM waived fees of $483,712.

    For the period ended June 30, 2004, at the direction of the trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $316,212 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2004, AIM was paid $371,630 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended June 30, 2004, AISI retained $7,704,912 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2004, the Class A, Class B, Class C and Class R shares paid $6,144,696, $16,082,387, $1,987,825 and $1,724, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2004, AIM Distributors advised the Fund that it retained $242,585 in front-end sales commissions from the sale of Class A shares and $2,378, $55,990, $11,975 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE     DIVIDEND     REALIZED
FUND               12/31/03         AT COST         FROM SALES      (DEPRECIATION)     06/30/04        INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $149,855,268    $  775,006,347   $  (869,530,221)      $   --       $ 55,331,394    $  576,383     $   --
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class           149,855,268       775,006,347      (869,530,221)          --         55,331,394       549,502         --
=============================================================================================================================
  Subtotal       $299,710,536    $1,550,012,694   $(1,739,060,442)      $   --       $110,662,788    $1,125,885     $   --
_____________________________________________________________________________________________________________________________
=============================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE     DIVIDEND     REALIZED
FUND               12/31/03         AT COST         FROM SALES      (DEPRECIATION)     06/30/04       INCOME*     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $119,778,490    $  428,424,595   $  (506,651,285)      $   --       $ 41,551,800    $  256,739     $   --
=============================================================================================================================
  Total          $419,489,026    $1,978,437,289   $(2,245,711,727)      $   --       $152,214,588    $1,382,624     $   --
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $223,385.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2004, the Fund received credits in transfer agency fees of $49,219 and credits in custodian fees of $1,581 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $50,800.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $9,238 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $40,864,467 were on loan to brokers. The loans were secured by cash collateral of $41,551,800 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $256,739 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                               CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
----------------------------------------------------------------------------
December 31, 2009                                             $1,690,224,044
----------------------------------------------------------------------------
December 31, 2010                                              2,279,293,105
----------------------------------------------------------------------------
December 31, 2011                                                733,077,240
============================================================================
Total capital loss carryforward                               $4,702,594,389
____________________________________________________________________________
============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $5,363,978,615 and $6,447,64,506, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 955,357,805
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (178,225,104)
===============================================================================
Net unrealized appreciation of investment securities             $ 777,132,701
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $7,261,901,877.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                 CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED                      YEAR ENDED
                                                                       JUNE 30, 2004                    DECEMBER 31, 2003
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       11,802,907    $   111,201,774      39,598,262    $   320,765,623
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        4,730,773         41,607,087      13,786,253        105,078,641
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,129,326          9,941,413       3,249,627         24,835,033
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           18,135            169,363          89,985            704,135
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   --                240              --                 --
================================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                               --                 --       2,782,677         24,469,013
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       3,838,877         31,511,253
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --       1,461,575         11,994,377
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       41,684,586        394,165,392      77,425,211        643,745,569
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (44,745,716)      (394,165,392)    (82,660,881)      (643,745,569)
================================================================================================================================
Reacquired:
  Class A                                                      (95,284,090)      (897,263,709)   (192,041,009)    (1,575,516,546)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (50,526,404)      (443,457,438)   (126,732,034)      (959,964,213)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (9,259,304)       (81,311,488)    (18,159,353)      (138,549,417)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (14,705)          (134,125)        (47,869)          (385,569)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (170,232)        (1,652,750)        (74,164)          (625,385)
================================================================================================================================
                                                              (140,634,724)   $(1,260,899,633)   (277,482,843)   $(2,155,683,055)
________________________________________________________________________________________________________________________________
================================================================================================================================

* As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Premier Equity II Fund pursuant to a plan of reorganization approved by AIM Premier Equity II Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,083,129 shares of the Fund for 12,162,356 shares of AIM Premier Equity II Fund outstanding as of the opening of business November 24, 2003. AIM Premier Equity II Fund net assets at that date of $67,974,643 including $5,277,895 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,817,104,791.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                   ----------------------------------------------------------------------------------------------
                                   SIX MONTHS
                                     ENDED                                     YEAR ENDED DECEMBER 31,
                                    JUNE 30,        -----------------------------------------------------------------------------
                                      2004             2003             2002             2001         2000(a)           1999(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                           $    9.38        $     7.51       $    10.87       $    12.51    $     16.28       $     13.40
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)          0.01              0.01(b)         (0.01)(b)        (0.00)         (0.04)(b)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized and
    unrealized)                         0.09              1.86            (3.35)           (1.63)         (2.42)             3.97
=================================================================================================================================
    Total from investment
      operations                        0.10              1.87            (3.36)           (1.63)         (2.46)             3.96
=================================================================================================================================
Less distributions from net
  realized gains                          --                --               --            (0.01)         (1.31)            (1.08)
=================================================================================================================================
Net asset value, end of period     $    9.48        $     9.38       $     7.51       $    10.87    $     12.51       $     16.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                         1.07%            24.90%          (30.91)%         (12.99)%       (14.95)%           29.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $4,774,807       $5,116,444       $4,642,361       $8,502,699    $11,223,504       $12,640,073
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or
    reimbursements                      1.23%(d)          1.26%            1.17%            1.08%          1.00%             1.00%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    reimbursements                      1.25%(d)          1.27%            1.19%            1.12%          1.04%             1.02%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets          0.16%(d)          0.07%           (0.08)%          (0.03)%        (0.11)%           (0.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                65%               37%              36%              38%            67%               66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of 4,942,766,466.
(e)  Not annualized for periods less than one year.


                                                                          CLASS B
                                --------------------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED                                   YEAR ENDED DECEMBER 31,
                                 JUNE 30,         --------------------------------------------------------------------------
                                   2004              2003            2002            2001         2000(a)          1999(a)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $     8.75       $     7.07      $    10.30      $    11.94    $     15.73      $     13.08
----------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)        (0.03)           (0.05)(b)       (0.07)(b)       (0.09)         (0.31)(b)        (0.13)(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                    0.09             1.73           (3.16)          (1.54)         (2.17)            3.86
============================================================================================================================
    Total from investment
      operations                       0.06             1.68           (3.23)          (1.63)         (2.48)            3.73
============================================================================================================================
Less distributions from net
  realized gains                         --               --              --           (0.01)         (1.31)           (1.08)
============================================================================================================================
Net asset value, end of period   $     8.81       $     8.75      $     7.07      $    10.30    $     11.94      $     15.73
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                        0.69%           23.76%         (31.36)%        (13.61)%       (15.65)%          28.94%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $2,843,292       $3,616,395      $4,274,489      $9,186,980    $12,491,366      $14,338,087
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    reimbursements                     1.98%(d)         2.01%           1.92%           1.84%          1.77%            1.79%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    reimbursements                     2.00%(d)         2.02%           1.94%           1.88%          1.81%            1.81%
============================================================================================================================
Ratio of net investment income
  (loss) to average net assets        (0.59)%(d)       (0.68)%         (0.84)%         (0.79)%        (0.89)%          (0.88)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(e)               65%              37%             36%             38%            67%              66%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $3,234,150,383.
(e)  Not annualized for periods less than one year.


                                                                       CLASS C
                                -------------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                 YEAR ENDED DECEMBER 31,
                                 JUNE 30,         -------------------------------------------------------------------
                                   2004             2003           2002           2001       2000(a)         1999(a)
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                          $   8.76        $   7.07       $  10.31       $  11.95    $    15.74       $  13.09
---------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)       (0.03)          (0.05)(b)      (0.07)(b)      (0.09)        (0.31)(b)      (0.13)(b)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                   0.09            1.74          (3.17)         (1.54)        (2.17)          3.86
=====================================================================================================================
    Total from investment
      operations                      0.06            1.69          (3.24)         (1.63)        (2.48)          3.73
=====================================================================================================================
Less distributions from net
  realized gains                        --              --             --          (0.01)        (1.31)         (1.08)
=====================================================================================================================
Net asset value, end of period    $   8.82        $   8.76       $   7.07       $  10.31    $    11.95       $  15.74
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                       0.68%          23.90%        (31.43)%       (13.60)%      (15.62)%        28.92%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                  $364,625        $433,332       $444,901       $943,211    $1,262,192       $860,859
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    reimbursements                    1.98%(d)        2.01%          1.92%          1.84%         1.77%          1.79%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    reimbursements                    2.00%(d)        2.02%          1.94%          1.88%         1.81%          1.81%
=====================================================================================================================
Ratio of net investment income
  (loss) to average net assets       (0.59)%(d)      (0.68)%        (0.84)%        (0.79)%       (0.88)%        (0.88)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)              65%             37%            36%            38%           67%            66%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $399,749,337.
(e)  Not annualized for periods less than one year.

                                                                                   CLASS R
                                                              -------------------------------------------------
                                                                                                  JUNE 3, 2002
                                                              SIX MONTHS                           (DATE SALES
                                                                ENDED           YEAR ENDED        COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,       DECEMBER 31,
                                                                 2004              2003               2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.34            $ 7.50             $  9.16
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)            (0.01)(a)           (0.02)(a)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.09              1.85               (1.64)
===============================================================================================================
    Total from investment operations                              0.09              1.84               (1.66)
===============================================================================================================
Net asset value, end of period                                  $ 9.43            $ 9.34             $  7.50
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                   0.96%            24.53%             (18.12)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  690            $  651             $   207
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or reimbursements                          1.48%(c)          1.51%               1.48%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or reimbursements                       1.50%(c)          1.52%               1.50%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.09)%(c)        (0.18)%             (0.40)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                          65%               37%                 36%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $693,599.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                                                  MARCH 15, 2002
                                                              SIX MONTHS                           (DATE SALES
                                                                ENDED           YEAR ENDED        COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,        DECEMBER 31,
                                                                 2004              2003                2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.47             $ 7.55             $ 10.66
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.05               0.05(a)             0.03(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.08               1.87               (3.14)
================================================================================================================
    Total from investment operations                             0.13               1.92               (3.11)
================================================================================================================
Net asset value, end of period                                  $9.60             $ 9.47             $  7.55
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                  1.37%             25.43%             (29.17)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 521             $2,127             $ 2,255
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or reimbursements                         0.69%(c)           0.71%               0.66%(d)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or reimbursements                      0.71%(c)           0.72%               0.68%(d)
================================================================================================================
Ratio of net investment income to average net assets             0.70%(c)           0.62%               0.42%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(e)                                         65%                37%                 36%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $748,232.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173
                                  Sidney M. Dilgren                             TRANSFER AGENT
Edward K. Dunn Jr.                Vice President and Treasurer                  AIM Investment Services, Inc.
                                                                                P.O. Box 4739
Jack M. Fields                    Robert G. Alley                               Houston, TX 77210-4739
                                  Vice President
Carl Frischling                                                                 CUSTODIAN
                                  Stuart W. Coco                                State Street Bank and Trust Company
Robert H. Graham                  Vice President                                225 Franklin Street
                                                                                Boston, MA 02110-2801
Gerald J. Lewis                   Melville B. Cox
                                  Vice President                                COUNSEL TO THE FUND
Prema Mathai-Davis                                                              Ballard Spahr
                                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
Lewis F. Pennock                  Vice President                                1735 Market Street
                                                                                Philadelphia, PA 19103-7599
Ruth H. Quigley                   Edgar M. Larsen
                                  Vice President                                COUNSEL TO THE TRUSTEES
Louis S. Sklar                                                                  Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173


       DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                   TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                       AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund(4)             AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund              AIM Income Fund
AIM Capital Development Fund                AIM Global Equity Fund(5)                      AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Growth Fund                         AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund                          AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund(6)      AIM Short Term Bond Fund
AIM Diversified Dividend Fund               AIM International Growth Fund                  AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                               INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund
AIM Libra Fund                                          SECTOR EQUITY                      TAX-FREE
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)             AIM Global Health Care Fund                    AIM High Income Municipal Fund
AIM Mid Cap Growth Fund                     AIM Real Estate Fund                           AIM Municipal Bond Fund
AIM Opportunities I Fund                    INVESCO Advantage Health Sciences Fund         AIM Tax-Exempt Cash Fund
AIM Opportunities II Fund                   INVESCO Energy Fund                            AIM Tax-Free Intermediate Fund
AIM Opportunities III Fund                  INVESCO Financial Services Fund
AIM Premier Equity Fund                     INVESCO Gold & Precious Metals Fund                AIM ALLOCATION SOLUTIONS
AIM Select Equity Fund                      INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                INVESCO Leisure Fund                           AIM Aggressive Allocation Fund
AIM Small Cap Growth Fund(3)                INVESCO Multi-Sector Fund                      AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                   INVESCO Technology Fund                        AIM Moderate Allocation Fund
AIM Trimark Small Companies Fund            INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                    ===============================================================================
INVESCO Dynamics Fund                       CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Mid-Cap Growth Fund                 FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Small Company Growth Fund           PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO S&P 500 Index Fund                  THOROUGHLY BEFORE INVESTING.
INVESCO Total Return Fund*                  ===============================================================================

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

              AIMinvestments.com     PEQ-SAR-1     A I M Distributors, Inc.

                                    YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
--------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College  Separately  Offshore  Alternative  Cash
Funds    Products               Savings  Managed     Products  Investments  Management         [AIM INVESTMENTS LOGO APPEARS HERE]
                                Plans    Accounts                                                    --Registered Trademark--
--------------------------------------------------------------------------------------

                                                          AIM SELECT EQUITY FUND
                               Semiannual Report to Shareholders o June 30, 2004

                                 [COVER IMAGE]

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

====================================================================================================================================
AIM SELECT EQUITY FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented is as of 6/30/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             o A direct investment cannot be made in
                                                                                           an index. Unless otherwise indicated,
o Effective 9/30/03, Class B shares are      o The unmanaged MSCI World Index tracks       index results include reinvested
not available as an investment for           the performance of approximately 50           dividends, and they do not reflect sales
retirement plans maintained pursuant to      countries covered by Morgan Stanley           charges. Performance of an index of
Section 401 of the Internal Revenue          Capital International that are                funds reflects fund expenses;
Code, including 401(k) plans, money          considered developed markets.                 performance of a market index does not.
purchase pension plans and profit
sharing plans. Plans that have existing      o The unmanaged Lehman U.S. Aggregate         OTHER INFORMATION
accounts invested in Class B shares will     Bond Index, which represents the U.S.
continue to be allowed to make               investment-grade fixed-rate bond market       o The returns shown in the Management's
additional purchases.                        (including government and corporate           Discussion of Fund Performance are based
                                             securities, mortgage pass-through             on net asset values calculated for
PRINCIPAL RISKS OF INVESTING IN THE FUND     securities and asset-backed securities),      shareholder transactions. Generally
                                             is compiled by Lehman Brothers, a global      accepted accounting principles require
o Investing in small and mid-size            investment bank.                              adjustments to be made to the net assets
companies involves risks not associated                                                    of the fund at period end for financial
with investing in more established           o The unmanaged Standard & Poor's Index       reporting purposes, and as such, the net
companies, including business risk,          of 500 Stocks (the S&P 500 --registered       asset values for shareholder
significant stock price fluctuations and     trademark--) is an index of common            transactions and the returns based on
illiquidity.                                 stocks frequently used as a general           those net asset values may differ from
                                             measure of U.S. stock market                  the net asset values and returns
o International investing presents           performance.                                  reported in the Financial Highlights.
certain risks not associated with
investing solely in the United States.       o The unmanaged Russell 3000                  o The Conference Board is a
These include risks relating to              --registered trademark-- Index is an          not-for-profit organization that
fluctuations in the value of the U.S.        index of common stocks that measures          conducts research and publishes
dollar relative to the value of other        performance of the largest 3,000 U.S.         information and analysis to help
currencies, the custody arrangements         companies based on market                     businesses strengthen their performance.
made for the fund's foreign holdings,        capitalization.
differences in accounting, political                                                       o Industry classifications used in this
risks and the lesser degree of public        o The unmanaged Lipper Multi-Cap Core         report are generally according to the
information required to be provided by       Fund Index represents an average of the       Global Industry Classification Standard,
non-U.S. companies. The fund may invest      performance of the 30 largest multi-          which was developed by and is the
up to 25% of its assets in the               capitalization core funds tracked by          exclusive property and a service mark of
securities of non-U.S. issuers.              Lipper, Inc., an independent mutual fund      Morgan Stanley Capital International
                                             performance monitor.                          Inc. and Standard & Poor's.
o A significant portion of the fund's
return during certain periods was            o The fund is not managed to track the        A description of the policies and
attributable to its investments in           performance of any particular index,          procedures that the fund uses to
initial public offerings (IPOs). These       including the indexes defined here, and       determine how to vote proxies relating
investments had a magnified impact when      consequently, the performance of the          to portfolio securities is available
the fund's asset base was relatively         fund may deviate significantly from the       without charge, upon request, by calling
small. As the fund's assets grow, the        performance of the indexes.                   800-959-4246, or on the AIM Web site,
impact of IPO investments will decline,                                                    AIMinvestments.com.
which may reduce the effect of IPO
investments on the fund's total return.
For additional information regarding the
impact of IPO investments on the fund's
performance, please see the fund's
prospectus.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                     DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                     FUNDS--Registered Trademark--:

[PHOTO OF            The six months covered by this report could be
ROBERT H.            characterized as a trendless market. Positive news about
GRAHAM]              employment and a strengthening economy were offset by
                     concerns about higher interest rates, continued violence in
ROBERT H. GRAHAM     Iraq and high oil prices. The result: muted performance in both U.S. equity and fixed-income markets.

                        The same macroeconomic factors were at work overseas as
                     well, causing developed international markets to generally perform in line with that of the United States. In fact, the MSCI World Index tracked the performance of the S&P 500 Index with six-month returns of 3.52% and 3.44%, respectively.

   The anticipation of higher interest rates hampered bond performance, with most areas of the fixed- income market turning in flat returns for the six-month period, as evidenced by the 0.15% return of the Lehman U.S. Aggregate Bond Index. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In an unremarkable period like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.55% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.20%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   There continues to be increased regulatory focus on mutual funds and other investment products. For the latest information about ongoing regulatory matters, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for investor education and planning information as well as regular performance updates on our funds.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments --Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
----------------------------
Robert H. Graham
Chairman and President
July 20, 2004

*Average annual total returns, June 30, 1979, to June 30, 2004. Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


STOCK SELECTION AND INVESTMENT STRATEGY                                                    diversified across market
BENEFITED FUND                                                                             capitalizations, investment
                                                                                           disciplines--value, growth at a
For the six months ended June 30, 2004,      that policy accommodation can be removed      reasonable price (GARP), and growth--and
AIM Select Equity Fund's Class A shares      at a pace that is likely to be measured."     sectors. We believe that this kind of
returned 6.90% at net asset value. (Had                                                    diversification can position the fund to
the effects of front-end sales charges          Gross domestic product, the broadest       perform well in a variety of market
been included, the performance would be      measure of economic activity, expanded at     environments.
lower.) Performance of the other share       an annualized rate of 4.5% in the first
classes and benchmark indexes is shown in    quarter of 2004 and 3.0% during the              At the close of the reporting period,
the table on page 3.                         second quarter. What had been a "jobless      approximately 57% of the fund was
                                             recovery" produced more than 1.2 million      invested in small- and mid-cap stocks,
   The fund outperformed the S&P 500         new jobs from January through June,           according to the capitalization sizes
Index, the Russell 3000 Index and the        according to the U.S. Depart-ment of          defined by Lipper, Inc. During the
Lipper Multi-Cap Core Fund Index, which      Labor. An improved job market likely          period, small- and mid-cap stocks
returned 3.44%, 3.59% and 4.05%,             contributed to rising consumer                outperformed large-cap stocks. The fund's
respectively, for the period. We believe     confidence, which reached a two-year high     ability to invest in stocks of all market
that strong stock selection was the main     in June, according to the Conference          capitalizations largely accounted for its
contributor to the fund's outperformance.    Board.                                        outperformance of the large-cap focused
                                                                                           S&P 500 Index. Over time, the multi-cap
MARKET CONDITIONS                               The S&P 500 Index advanced only            investment strategy is designed to help
                                             slightly during the reporting period,         mitigate risk, because in subsequent
As the reporting period closed, the U.S.     growing by single digits in January,          periods it may be large-caps that
Federal Reserve (the Fed) voted to raise     February, May and June, but declining by      outperform. The same is true of the
the federal funds target rate by 25 basis    single digits in March and April. For the     various investment styles we employ,
points (0.25%)--its first rate increase      reporting period, the strongest-              because growth and value investing
in four years and a move much anticipated    performing sector was energy, followed by     generally produce varying results during
by the markets. The Fed's decision came      industrials and consumer staples. The         specific time periods. During this
amid signs that the economy was              weakest-performing sector was information     reporting period, value stocks generally
strengthening and inflation, while still     technology, followed by materials and         outperformed growth stocks.
relatively tame, had risen in recent         consumer discretionary.
months. The announcement accompanying the                                                     Also at the close of the period, the
rate hike said that "with underlying         YOUR FUND                                     fund had 187 holdings that were
inflation still expected to be relatively                                                  distributed across nine of the 10 sectors
low, the [Fed] believes                      Throughout the reporting period, we           in the S&P 500 Index. This
                                             continued to perform extensive analysis       diversification enables the fund to take
                                             of potential holdings to build a              advantage of strong performance in
                                             portfolio that was                            whatever sector it occurs.

                                                                                              We believe that our stock selection
                                                                                           was an important contributor to the
                                                                                           fund's outperformance. We can validate
                                                                                           this by


====================================================================================================================================

TOP 10 EQUITY HOLDINGS*                                           TOP 10 INDUSTRIES*

 1. Citigroup Inc.                              1.8%               1. Systems Software                            5.2%

 2. Computer Associates International, Inc.     1.7                2. Health Care Equipment                       4.8

 3. Fannie Mae                                  1.4                3. Diversified Commercial Services             4.7

 4. PepsiCo, Inc.                               1.3                4. Data Processing & Outsourced Services       4.5

 5. Tyco International Ltd. (Bermuda)           1.3                5. Thrifts & Mortgage Finance                  4.0

 6. Cendant Corp.                               1.3                6. Apparel Retail                              3.1

 7. Biomet, Inc.                                1.3                7. Semiconductors                              2.7

 8. Microsoft Corp.                             1.2                8. Health Care Services                        2.5

 9. Dell Inc.                                   1.2                9. Other Diversified Financial Services        2.4

10. Transocean Inc. (Cayman Islands)            1.2               10. Food Retail                                 2.1

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no
assurance that the fund will continue to hold any
particular security.
====================================================================================================================================

comparing the performance of our fund        its share price. We believe that this                           DUY NGUYEN
holdings in a particular sector to the       company is currently undervalued and                            Duy Nguyen, CFA, is
performance of stocks in the same sector     still has potential for additional            [NGUYEN           portfolio manager of
of our benchmark indexes. The fund           growth.                                        PHOTO]           AIM Select Equity
significantly outperformed in five of the                                                                    Fund. Mr. Nguyen
seven sectors in which it was most              CBRL Group gets its name from the                            began his career in
heavily invested. The greatest sector        stock symbol for the Cracker Barrel           investments in 1993.  He joined AIM in
contributors to fund performance for the     restaurant chain it operates along with       May 2000. Mr. Nguyen earned a B.B.A. at
period were health care, industrials,        Logan's Roadhouse restaurants. CBRL's         The University of Texas.
information technology and energy.           last earnings report declared a decrease
                                             in same-store sales for Cracker Barrel,       Assisted by various domestic equity teams
   Stocks that contributed positively to     an increase in same-store sales for           representing AIM's growth, value and GARP
fund performance included Biomet and C.R.    Logan's, and decreased earnings               disciplines.
Bard, both makers of medical devices.        projections for the upcoming quarter. We
Biomet provides reconstructive devices to    believe that the company's stock price
orthopedic surgeons in addition to           decline after this announcement was an
producing dental implants, external          over-reaction by the market.
devices, and operating room supplies. For
the three months ended January 29, 2004,     IN CLOSING
the company reported a 19% increase in
net income over the corresponding quarter    Throughout the period, we maintained a
in 2003. In the first three months of        portfolio that was diversified across
2004, C.R. Bard, which makes products for    investment disciplines, market
the areas of oncology, urology and           capitalizations and sectors. We are
vascular medicine, exceeded analysts'        committed to this strategy, as we believe
expectations by reporting a 35% increase     it positions the fund to perform well in
in net income over the corresponding         varying market conditions, which can
quarter of the previous year.                enable us to achieve our objective of
                                             providing long-term growth of capital.
   Detractors to fund performance
included Taro Pharmaceuticals and CBRL          See important fund and index
Group. Taro Pharmaceuticals makes              disclosures inside front cover.
over-the-counter medications and generic
drugs for conditions ranging from skin
ailments to heart problems. Though its
first-quarter sales increased, its
research and development costs as well as
its cost of sales caused the company to
miss earnings projections, resulting in a
decline in

=======================================================================================

FUND VS. INDEXES

Total returns 12/31/03-6/30/04, excluding sales charges. Had sales charges been included, returns would be lower.

Class A Shares                                                             6.90%

Class B Shares                                                             6.52

Class C Shares                                                             6.46

S&P 500 Index (Broad Market Index)                                         3.44

Russell 3000 Index (Style-specific Index)                                  3.59

Lipper Multi-Cap Core Fund Index (Peer Group Index)                        4.05

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*                                                  187
TOTAL NET ASSETS                                                $494.0 MILLION

=======================================================================================             [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
                                                                                           THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your fund's long-term performance record for periods ended 6/30/04, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 The performance data quoted represent            Class A share performance reflects the
As of 6/30/04, including applicable          past performance and cannot guarantee         maximum 5.50% sales charge, and Class B
sales charges                                comparable future results; current            and Class C share performance reflects
                                             performance may be lower or higher.           the applicable contingent deferred sales
CLASS A SHARES                               Please visit AIMinvestments.com for the       charge (CDSC) for the period involved.
Inception (12/4/67)               8.44%      most recent month-end performance.            The CDSC on Class B shares declines from
  10 Years                        9.46       Performance figures reflect reinvested        5% beginning at the time of purchase to
   5 Years                       -3.51       distributions, changes in net asset value     0% at the beginning of the seventh year.
   1 Year                        17.77       and the effect of the maximum applicable      The CDSC on Class C shares is 1% for the
                                             sales charge unless otherwise stated.         first year after purchase. The
CLASS B SHARES                               Investment return and principal value         performance of the fund's share classes
Inception (9/1/93)                7.32%      will fluctuate so that you may have a         will differ due to different sales charge
  10 Years                        9.34       gain or loss when you sell shares.            structures and class expenses.
   5 Years                       -3.47
   1 Year                        18.71

CLASS C SHARES
Inception (8/4/97)                2.29%                                                    [ARROW
   5 Years                       -3.16                                                     BUTTON     For More Information Visit
   1 Year                        22.67                                                     IMAGE]          AIMinvestments.com
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.22%

ADVERTISING-1.97%

Interpublic Group of Cos., Inc. (The)(a)(b)      345,100   $  4,738,223
-----------------------------------------------------------------------
Omnicom Group Inc.                                43,300      3,286,037
-----------------------------------------------------------------------
R.H. Donnelley Corp.(a)                           39,100      1,710,234
=======================================================================
                                                              9,734,494
=======================================================================

AEROSPACE & DEFENSE-0.34%

United Technologies Corp.                         18,300      1,674,084
=======================================================================

ALTERNATIVE CARRIERS-0.31%

PTEK Holdings, Inc.(a)                           131,800      1,519,654
=======================================================================

APPAREL RETAIL-3.10%

bebe stores, inc.(a)                              60,450      1,209,000
-----------------------------------------------------------------------
Chico's FAS, Inc.(a)                              41,100      1,856,076
-----------------------------------------------------------------------
Gap, Inc. (The)                                  231,600      5,616,300
-----------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.(a)(b)                33,000      1,035,870
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    56,400      1,488,396
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            46,100        902,177
-----------------------------------------------------------------------
Ross Stores, Inc.                                 51,700      1,383,492
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                              76,200      1,839,468
=======================================================================
                                                             15,330,779
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.96%

Coach, Inc.(a)                                    64,000      2,892,160
-----------------------------------------------------------------------
V. F. Corp.                                       37,800      1,840,860
=======================================================================
                                                              4,733,020
=======================================================================

APPLICATION SOFTWARE-0.60%

Reynolds & Reynolds Co. (The)-Class A             42,100        973,773
-----------------------------------------------------------------------
SAP A.G.-ADR (Germany)                            25,200      1,053,612
-----------------------------------------------------------------------
Synopsys, Inc.(a)                                 33,800        960,934
=======================================================================
                                                              2,988,319
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.39%

Affiliated Managers Group, Inc.(a)(b)             84,150      4,238,635
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                  89,300      2,632,564
=======================================================================
                                                              6,871,199
=======================================================================

BIOTECHNOLOGY-0.82%

Invitrogen Corp.(a)                               56,000      4,031,440
=======================================================================

BUILDING PRODUCTS-2.02%

American Standard Cos. Inc.(a)                   108,800      4,385,728
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
BUILDING PRODUCTS-(CONTINUED)

ElkCorp.                                          35,700   $    854,658
-----------------------------------------------------------------------
Masco Corp.                                      152,300      4,748,714
=======================================================================
                                                              9,989,100
=======================================================================

CASINOS & GAMING-1.83%

International Game Technology                     61,300      2,366,180
-----------------------------------------------------------------------
Penn National Gaming, Inc.(a)                     44,000      1,460,800
-----------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                102,100      1,954,194
-----------------------------------------------------------------------
Shuffle Master, Inc.(a)(b)                        90,300      3,278,793
=======================================================================
                                                              9,059,967
=======================================================================

COMMUNICATIONS EQUIPMENT-2.02%

Avaya Inc.(a)                                     59,000        931,610
-----------------------------------------------------------------------
Cisco Systems, Inc.(a)                           112,000      2,654,400
-----------------------------------------------------------------------
Inter-Tel, Inc.                                   49,400      1,233,518
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         63,200      1,552,824
-----------------------------------------------------------------------
Motorola, Inc.                                    64,700      1,180,775
-----------------------------------------------------------------------
Plantronics, Inc.(a)                              57,100      2,403,910
=======================================================================
                                                              9,957,037
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.54%

Best Buy Co., Inc.                                30,000      1,522,200
-----------------------------------------------------------------------
GameStop Corp.-Class A(a)                         75,600      1,150,632
=======================================================================
                                                              2,672,832
=======================================================================

COMPUTER HARDWARE-1.21%

Dell Inc.(a)                                     166,600      5,967,612
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.80%

Electronics for Imaging, Inc.(a)                  49,400      1,396,044
-----------------------------------------------------------------------
Synaptics Inc.(a)                                134,500      2,575,675
=======================================================================
                                                              3,971,719
=======================================================================

CONSUMER ELECTRONICS-0.94%

Harman International Industries, Inc.             12,700      1,155,700
-----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              56,007      1,523,390
-----------------------------------------------------------------------
Sony Corp.-ADR (Japan)                            51,900      1,974,795
=======================================================================
                                                              4,653,885
=======================================================================

CONSUMER FINANCE-1.70%

American Express Co.                              74,800      3,843,224
-----------------------------------------------------------------------
MBNA Corp.                                       175,700      4,531,303
=======================================================================
                                                              8,374,527
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-4.49%

BISYS Group, Inc. (The)(a)                        81,500   $  1,145,890
-----------------------------------------------------------------------
Ceridian Corp.(a)                                222,600      5,008,500
-----------------------------------------------------------------------
Certegy Inc.                                      71,500      2,774,200
-----------------------------------------------------------------------
DST Systems, Inc.(a)                              30,100      1,447,509
-----------------------------------------------------------------------
First Data Corp.                                  92,300      4,109,196
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   45,500      1,769,495
-----------------------------------------------------------------------
Paychex, Inc.                                     54,800      1,856,624
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     155,700      4,048,200
=======================================================================
                                                             22,159,614
=======================================================================

DEPARTMENT STORES-0.22%

Nordstrom, Inc.                                   26,100      1,112,121
=======================================================================

DIVERSIFIED BANKS-1.41%

Bank One Corp.                                    96,200      4,906,200
-----------------------------------------------------------------------
U.S. Bancorp                                      74,600      2,055,976
=======================================================================
                                                              6,962,176
=======================================================================

DIVERSIFIED CHEMICALS-0.35%

Engelhard Corp.                                   52,900      1,709,199
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.74%

Apollo Group, Inc.-Class A(a)                     27,900      2,463,291
-----------------------------------------------------------------------
ARAMARK Corp.-Class B                             94,300      2,712,068
-----------------------------------------------------------------------
Cendant Corp.                                    263,700      6,455,376
-----------------------------------------------------------------------
Cintas Corp.                                      22,300      1,063,041
-----------------------------------------------------------------------
Equifax Inc.                                      48,400      1,197,900
-----------------------------------------------------------------------
H&R Block, Inc.                                   26,600      1,268,288
-----------------------------------------------------------------------
Navigant Consulting, Inc.(a)                      73,000      1,565,120
-----------------------------------------------------------------------
University of Phoenix Online(a)                   36,100      3,161,999
-----------------------------------------------------------------------
Viad Corp.(a)                                    130,500      3,524,805
=======================================================================
                                                             23,411,888
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.52%

Rockwell Automation, Inc.                         68,700      2,576,937
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.88%

Aeroflex Inc.(a)                                  82,400      1,180,792
-----------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         78,600      2,618,952
-----------------------------------------------------------------------
FLIR Systems, Inc.(a)                             33,500      1,839,150
-----------------------------------------------------------------------
Mettler-Toledo International Inc.(a)              36,700      1,803,438
-----------------------------------------------------------------------
Varian Inc.(a)                                    43,600      1,837,740
=======================================================================
                                                              9,280,072
=======================================================================

EMPLOYMENT SERVICES-0.20%

Administaff, Inc.(a)                              60,200        999,320
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

ENVIRONMENTAL SERVICES-1.29%

Republic Services, Inc.                           74,800   $  2,164,712
-----------------------------------------------------------------------
Waste Management, Inc.                           138,000      4,229,700
=======================================================================
                                                              6,394,412
=======================================================================

FOOD DISTRIBUTORS-0.56%

Sysco Corp.                                       76,700      2,751,229
=======================================================================

FOOD RETAIL-2.05%

Kroger Co. (The)(a)                              243,600      4,433,520
-----------------------------------------------------------------------
Safeway Inc.(a)                                  225,100      5,704,034
=======================================================================
                                                             10,137,554
=======================================================================

FOOTWEAR-0.65%

NIKE, Inc.-Class B                                14,500      1,098,375
-----------------------------------------------------------------------
Reebok International Ltd.                         58,200      2,094,036
=======================================================================
                                                              3,192,411
=======================================================================

GENERAL MERCHANDISE STORES-0.64%

Dollar General Corp.                              53,400      1,044,504
-----------------------------------------------------------------------
Target Corp.                                      50,300      2,136,241
=======================================================================
                                                              3,180,745
=======================================================================

HEALTH CARE DISTRIBUTORS-1.36%

Cardinal Health, Inc.                             30,800      2,157,540
-----------------------------------------------------------------------
McKesson Corp.                                   132,600      4,552,158
=======================================================================
                                                              6,709,698
=======================================================================

HEALTH CARE EQUIPMENT-4.83%

Bard (C.R.), Inc.                                 85,000      4,815,250
-----------------------------------------------------------------------
Becton, Dickinson & Co.                           19,400      1,004,920
-----------------------------------------------------------------------
Biomet, Inc.                                     141,000      6,266,040
-----------------------------------------------------------------------
Boston Scientific Corp.(a)                        35,300      1,510,840
-----------------------------------------------------------------------
Cytyc Corp.(a)                                   100,900      2,559,833
-----------------------------------------------------------------------
Waters Corp.(a)                                  108,800      5,198,464
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          28,600      2,522,520
=======================================================================
                                                             23,877,867
=======================================================================

HEALTH CARE FACILITIES-1.50%

HCA Inc.                                          51,700      2,150,203
-----------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                         40,900      1,614,323
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B           55,300      2,537,717
-----------------------------------------------------------------------
VCA Antech, Inc.(a)                               24,300      1,089,126
=======================================================================
                                                              7,391,369
=======================================================================

HEALTH CARE SERVICES-2.49%

Caremark Rx, Inc.(a)                              66,500      2,190,510
-----------------------------------------------------------------------
eResearch Technology, Inc.(a)(b)                  57,750      1,617,000
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          37,600      2,979,048
-----------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)                         38,400      1,689,216
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
HEALTH CARE SERVICES-(CONTINUED)

IMS Health Inc.                                  162,200   $  3,801,968
=======================================================================
                                                             12,277,742
=======================================================================

HEALTH CARE SUPPLIES-1.69%

Bausch & Lomb Inc.                                43,200      2,811,024
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           95,500      5,515,125
=======================================================================
                                                              8,326,149
=======================================================================

HOME ENTERTAINMENT SOFTWARE-0.20%

Activision, Inc.(a)                               63,500      1,009,650
=======================================================================

HOME IMPROVEMENT RETAIL-0.25%

Home Depot, Inc. (The)                            34,900      1,228,480
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.45%

Starwood Hotels & Resorts Worldwide, Inc.         49,900      2,238,015
=======================================================================

HOUSEHOLD PRODUCTS-1.13%

Procter & Gamble Co. (The)                        83,200      4,529,408
-----------------------------------------------------------------------
Rayovac Corp.(a)                                  38,300      1,076,230
=======================================================================
                                                              5,605,638
=======================================================================

HOUSEWARES & SPECIALTIES-0.34%

Yankee Candle Co., Inc. (The)(a)                  57,200      1,673,100
=======================================================================

INDUSTRIAL CONGLOMERATES-1.91%

3M Co.                                            32,000      2,880,320
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                197,100      6,531,894
=======================================================================
                                                              9,412,214
=======================================================================

INDUSTRIAL MACHINERY-1.62%

Danaher Corp.                                     29,400      1,524,390
-----------------------------------------------------------------------
Graco Inc.                                        68,400      2,123,820
-----------------------------------------------------------------------
Pentair, Inc.                                     69,600      2,341,344
-----------------------------------------------------------------------
SPX Corp.                                         43,900      2,038,716
=======================================================================
                                                              8,028,270
=======================================================================

INSURANCE BROKERS-1.13%

Aon Corp.                                        195,300      5,560,191
=======================================================================

INTEGRATED OIL & GAS-0.97%

Exxon Mobil Corp.                                107,900      4,791,839
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.25%

CenturyTel, Inc.                                  41,700      1,252,668
=======================================================================

INTERNET RETAIL-0.34%

eBay Inc.(a)                                      18,200      1,673,490
=======================================================================

INTERNET SOFTWARE & SERVICES-0.70%

United Online, Inc.(a)                           120,200      2,116,722
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                    37,600      1,366,008
=======================================================================
                                                              3,482,730
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-1.13%

Merrill Lynch & Co., Inc.                         40,300   $  2,175,394
-----------------------------------------------------------------------
Morgan Stanley                                    64,200      3,387,834
=======================================================================
                                                              5,563,228
=======================================================================

IT CONSULTING & OTHER SERVICES-0.21%

Acxiom Corp.                                      41,600      1,032,928
=======================================================================

LEISURE PRODUCTS-0.34%

Brunswick Corp.                                   41,300      1,685,040
=======================================================================

LIFE & HEALTH INSURANCE-0.54%

Prudential Financial, Inc.                        57,900      2,690,613
=======================================================================

MANAGED HEALTH CARE-1.78%

Anthem, Inc.(a)                                   47,100      4,218,276
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           73,200      4,556,700
=======================================================================
                                                              8,774,976
=======================================================================

METAL & GLASS CONTAINERS-1.40%

Ball Corp.                                        41,400      2,982,870
-----------------------------------------------------------------------
Pactiv Corp.(a)                                  158,200      3,945,508
=======================================================================
                                                              6,928,378
=======================================================================

MOVIES & ENTERTAINMENT-0.53%

Walt Disney Co. (The)                            103,700      2,643,313
=======================================================================

MULTI-LINE INSURANCE-0.16%

Assurant, Inc.                                    30,800        812,504
=======================================================================

OIL & GAS DRILLING-1.49%

Todco-Class A(a)                                 104,900      1,622,803
-----------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)              198,600      5,747,484
=======================================================================
                                                              7,370,287
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.21%

BJ Services Co.(a)                                56,900      2,608,296
-----------------------------------------------------------------------
Cal Dive International, Inc.(a)                   26,000        788,320
-----------------------------------------------------------------------
Halliburton Co.                                   41,900      1,267,894
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   20,400      1,295,604
=======================================================================
                                                              5,960,114
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.63%

Comstock Resources, Inc.(a)                       68,000      1,323,280
-----------------------------------------------------------------------
Spinnaker Exploration Co.(a)                      40,100      1,579,138
-----------------------------------------------------------------------
XTO Energy, Inc.                                  81,300      2,421,927
-----------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                 72,900      2,721,357
=======================================================================
                                                              8,045,702
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.37%

Citigroup Inc.                                   192,400      8,946,600
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

J.P. Morgan Chase & Co.                           70,900   $  2,748,793
=======================================================================
                                                             11,695,393
=======================================================================

PACKAGED FOODS & MEATS-0.61%

Flowers Foods, Inc.                               58,200      1,521,930
-----------------------------------------------------------------------
Kraft Foods Inc.-Class A                          47,600      1,507,968
=======================================================================
                                                              3,029,898
=======================================================================

PERSONAL PRODUCTS-0.42%

Estee Lauder Cos. Inc. (The)-Class A              29,500      1,439,010
-----------------------------------------------------------------------
NBTY, Inc.(a)                                     20,900        614,251
=======================================================================
                                                              2,053,261
=======================================================================

PHARMACEUTICALS-1.56%

Johnson & Johnson                                 17,400        969,180
-----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)           42,000      1,677,900
-----------------------------------------------------------------------
Merck & Co. Inc.                                  20,600        978,500
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     26,300      1,144,050
-----------------------------------------------------------------------
Wyeth                                             80,600      2,914,496
=======================================================================
                                                              7,684,126
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.11%

ACE Ltd. (Cayman Islands)                        129,800      5,487,944
=======================================================================

REGIONAL BANKS-0.74%

East West Bancorp, Inc.                          118,600      3,641,020
=======================================================================

RESTAURANTS-1.81%

CBRL Group, Inc.                                  84,600      2,609,910
-----------------------------------------------------------------------
CEC Entertainment Inc.(a)                         56,850      1,677,644
-----------------------------------------------------------------------
Ruby Tuesday, Inc.                                82,500      2,264,625
-----------------------------------------------------------------------
Yum! Brands, Inc.(a)                              64,400      2,396,968
=======================================================================
                                                              8,949,147
=======================================================================

SEMICONDUCTORS-2.67%

Altera Corp.(a)                                  121,200      2,693,064
-----------------------------------------------------------------------
Intel Corp.                                      115,500      3,187,800
-----------------------------------------------------------------------
Linear Technology Corp.                           37,900      1,495,913
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   19,000        995,980
-----------------------------------------------------------------------
Microchip Technology Inc.                         48,000      1,513,920
-----------------------------------------------------------------------
National Semiconductor Corp.(a)                   50,600      1,112,694
-----------------------------------------------------------------------
Skyworks Solutions, Inc.(a)                      109,800        958,554
-----------------------------------------------------------------------
Xilinx, Inc.                                      37,000      1,232,470
=======================================================================
                                                             13,190,395
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SOFT DRINKS-1.33%

PepsiCo, Inc.                                    122,000   $  6,573,360
=======================================================================

SPECIALTY STORES-1.18%

Rent-A-Center, Inc.(a)                            55,750      1,668,598
-----------------------------------------------------------------------
Staples, Inc.                                    142,700      4,182,537
=======================================================================
                                                              5,851,135
=======================================================================

SYSTEMS SOFTWARE-5.16%

Adobe Systems Inc.                                35,300      1,641,450
-----------------------------------------------------------------------
Check Point Software Technologies Ltd.
  (Israel)(a)                                     39,900      1,076,901
-----------------------------------------------------------------------
Computer Associates International, Inc.          304,900      8,555,494
-----------------------------------------------------------------------
Microsoft Corp.                                  212,000      6,054,720
-----------------------------------------------------------------------
Oracle Corp.(a)                                  342,300      4,083,639
-----------------------------------------------------------------------
Red Hat, Inc.(a)                                  56,500      1,297,805
-----------------------------------------------------------------------
Symantec Corp.(a)                                 63,000      2,758,140
=======================================================================
                                                             25,468,149
=======================================================================

TECHNOLOGY DISTRIBUTORS-1.35%

CDW Corp.                                         35,800      2,282,608
-----------------------------------------------------------------------
Global Imaging Systems, Inc.(a)                   59,500      2,181,270
-----------------------------------------------------------------------
ScanSource, Inc.(a)                               37,100      2,204,482
=======================================================================
                                                              6,668,360
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.97%

Doral Financial Corp. (Puerto Rico)              109,200      3,767,400
-----------------------------------------------------------------------
Fannie Mae                                        95,000      6,779,200
-----------------------------------------------------------------------
Federal Agricultural Mortgage Corp.-Class
  C(a)                                            31,400        751,402
-----------------------------------------------------------------------
IndyMac Bancorp, Inc.                             60,000      1,896,000
-----------------------------------------------------------------------
MGIC Investment Corp.                             28,900      2,192,354
-----------------------------------------------------------------------
Radian Group Inc.                                 41,500      1,987,850
-----------------------------------------------------------------------
Washington Mutual, Inc.                           57,500      2,221,800
=======================================================================
                                                             19,596,006
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.36%

MSC Industrial Direct Co., Inc.-Class A           54,100      1,776,644
=======================================================================

TRUCKING-0.45%

Landstar System, Inc.(a)                          41,700      2,204,679
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $375,619,647)                         475,313,056
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


MONEY MARKET FUNDS-4.02%

Liquid Assets Portfolio-Institutional
  Class(c)                                     9,929,477   $  9,929,477
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    9,929,477      9,929,477
=======================================================================
    Total Money Market Funds (Cost
      $19,858,954)                                           19,858,954
=======================================================================
TOTAL INVESTMENTS-100.24% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $395,478,601)               495,172,010
=======================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.08%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  10,295,900    10,295,900
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $10,295,900)                                     10,295,900
=======================================================================
TOTAL INVESTMENTS-102.32% (Cost $405,774,501)               505,467,910
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.32%)                       (11,458,227)
=======================================================================
NET ASSETS-100.00%                                         $494,009,683
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $375,619,647)*                               $ 475,313,056
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $30,154,854)                              30,154,854
============================================================
    Total investments (cost $405,774,501)        505,467,910
============================================================
Receivables for:
  Investments sold                                 1,034,793
------------------------------------------------------------
  Fund shares sold                                   154,847
------------------------------------------------------------
  Dividends                                          216,665
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    83,249
------------------------------------------------------------
Other assets                                          30,746
============================================================
    Total assets                                 506,988,210
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             998,685
------------------------------------------------------------
  Amount due custodian                             1,034,792
------------------------------------------------------------
  Deferred compensation and retirement plans         112,580
------------------------------------------------------------
  Collateral upon return of securities loaned     10,295,900
------------------------------------------------------------
Accrued distribution fees                            216,352
------------------------------------------------------------
Accrued transfer agent fees                          229,934
------------------------------------------------------------
Accrued operating expenses                            90,284
============================================================
    Total liabilities                             12,978,527
============================================================
Net assets applicable to shares outstanding    $ 494,009,683
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 585,078,377
------------------------------------------------------------
Undistributed net investment income (loss)        (2,338,717)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (188,423,386)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      99,693,409
============================================================
                                               $ 494,009,683
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 291,625,886
____________________________________________________________
============================================================
Class B                                        $ 170,721,615
____________________________________________________________
============================================================
Class C                                        $  31,662,182
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           17,599,315
____________________________________________________________
============================================================
Class B                                           11,484,120
____________________________________________________________
============================================================
Class C                                            2,132,922
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       16.57
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.57 divided by
      94.50%)                                  $       17.53
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $       14.87
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $       14.84
____________________________________________________________
============================================================

* At June 30, 2004, securities with an aggregate market value of $9,824,556 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $10,832)         $ 1,920,889
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                      84,128
=========================================================================
    Total investment income                                     2,005,017
=========================================================================

EXPENSES:

Advisory fees                                                   1,710,378
-------------------------------------------------------------------------
Administrative services fees                                       68,084
-------------------------------------------------------------------------
Custodian fees                                                     23,158
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         359,977
-------------------------------------------------------------------------
  Class B                                                         924,993
-------------------------------------------------------------------------
  Class C                                                         162,853
-------------------------------------------------------------------------
Transfer agent fees                                               837,808
-------------------------------------------------------------------------
Trustees' fees                                                     10,581
-------------------------------------------------------------------------
Other                                                             180,419
=========================================================================
    Total expenses                                              4,278,251
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (38,922)
=========================================================================
    Net expenses                                                4,239,329
=========================================================================
Net investment income (loss)                                   (2,234,312)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                   28,100,858
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                    7,393,183
=========================================================================
Net gain from investment securities                            35,494,041
=========================================================================
Net increase in net assets resulting from operations          $33,259,729
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,234,312)   $  (4,907,964)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts and option contracts                              28,100,858       14,119,689
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                              7,393,183      116,271,789
===========================================================================================
    Net increase in net assets resulting from operations        33,259,729      125,483,514
===========================================================================================
Share transactions-net:
  Class A                                                      (16,613,750)     (29,873,189)
-------------------------------------------------------------------------------------------
  Class B                                                      (39,359,680)     (65,917,432)
-------------------------------------------------------------------------------------------
  Class C                                                       (3,985,787)      (6,917,020)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (59,959,217)    (102,707,641)
===========================================================================================
    Net increase (decrease) in net assets                      (26,699,488)      22,775,873
===========================================================================================

NET ASSETS:

  Beginning of period                                          520,709,171      497,933,298
===========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(2,338,717) and $(104,405) for 2004
    and 2003, respectively).                                  $494,009,683    $ 520,709,171
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended June 30, 2004, AIM waived fees of $1,589.

    For the period ended June 30, 2004, at the direction of the trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $34,438 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2004, AIM was paid $68,084 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $566,962 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A,

Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2004, the Class A, Class B and Class C shares paid $359,977, $924,993 and $162,853, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2004, AIM Distributors advised the Fund that it retained $30,019 in front-end sales commissions from the sale of Class A shares and $541, $4,058 and $811 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                     UNREALIZED
                  MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                12/31/03        AT COST        FROM SALES      (DEPRECIATION)      06/30/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 8,261,408     $26,967,392     $(25,299,323)       $    --        $ 9,929,477     $40,145       $    --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             8,261,408      26,967,392      (25,299,323)            --          9,929,477      38,365            --
============================================================================================================================
  Subtotal        $16,522,816     $53,934,784     $(50,598,646)       $    --        $19,858,954     $78,510       $    --
____________________________________________________________________________________________________________________________
============================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                   UNREALIZED
                  MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                12/31/03        AT COST       FROM SALES     (DEPRECIATION)      06/30/04      INCOME*     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $11,874,485     $38,276,835    $(39,855,420)      $    --        $10,295,900     $ 5,618       $    --
==========================================================================================================================
  Total           $28,397,301     $92,211,619    $(90,454,066)      $    --        $30,154,854     $84,128       $    --
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $49,286.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions. For the six months ended June 30, 2004, the Fund received credits in transfer agency fees of $2,895 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,895.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,591 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $9,824,556 were on loan to brokers. The loans were secured by cash collateral of $10,295,900 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $5,618 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          200         12,249
-----------------------------------------------------------------------------------
Exercised                                                       (200)       (12,249)
===================================================================================
End of period                                                     --       $     --
___________________________________________________________________________________
===================================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $ 47,261,707
-----------------------------------------------------------------------------
December 31, 2010                                                120,187,758
-----------------------------------------------------------------------------
December 31, 2011                                                 46,792,314
=============================================================================
Total capital loss carryforward                                 $214,241,779
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $94,199,636 and $161,175,704, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                    INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $110,188,792
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (12,777,848)
============================================================================
Net unrealized appreciation of investment securities            $ 97,410,944
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $408,056,966.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2004                DECEMBER 31, 2003
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,060,062    $ 17,070,595     1,879,248    $  24,704,966
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        442,012       6,394,375     1,110,183       13,223,360
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        212,041       3,054,911       507,573        6,077,786
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      1,360,614      22,031,140     2,268,563       30,491,869
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,514,061)    (22,031,140)   (2,511,307)     (30,491,869)
=======================================================================================================================
Reacquired:
  Class A                                                     (3,467,330)    (55,715,485)   (6,444,289)     (85,070,024)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,642,197)    (23,722,915)   (4,176,762)     (48,648,923)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (489,120)     (7,040,698)   (1,100,332)     (12,994,806)
=======================================================================================================================
                                                              (4,037,979)   $(59,959,217)   (8,467,123)   $(102,707,641)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                             JUNE 30,        --------------------------------------------------------------------
                                               2004            2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  15.50        $  11.97       $  17.00       $  22.88       $  26.23       $  19.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.04)(a)       (0.09)(a)      (0.06)(a)      (0.08)(a)      (0.01)(a)      (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     1.11            3.62          (4.97)         (5.79)         (0.44)          8.00
=================================================================================================================================
    Total from investment operations             1.07            3.53          (5.03)         (5.87)         (0.45)          7.94
=================================================================================================================================
Less distributions from net realized gains         --              --             --          (0.01)         (2.90)         (1.06)
=================================================================================================================================
Net asset value, end of period               $  16.57        $  15.50       $  11.97       $  17.00       $  22.88       $  26.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  6.90%          29.49%        (29.59)%       (25.64)%        (1.77)%        41.48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $291,626        $288,976       $250,666       $396,779       $532,042       $461,628
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets          1.36%(c)(d)     1.47%          1.32%          1.24%          1.07%          1.09%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (0.56)%(c)      (0.65)%        (0.45)%        (0.45)%        (0.02)%        (0.31)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                         19%             69%            86%           117%            56%            31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $289,563,617.
(d) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.37% (Annualized).
(e)  Not annualized for periods less than one year.

                                                                       CLASS B
                                -------------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                YEAR ENDED DECEMBER 31,
                                 JUNE 30,        --------------------------------------------------------------------
                                   2004            2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  13.96        $  10.86       $  15.54       $  21.07       $  24.57       $  18.33
---------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)      (0.09)(a)       (0.17)(a)      (0.16)(a)      (0.20)(a)      (0.22)(a)      (0.23)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  1.00            3.27          (4.52)         (5.32)         (0.38)          7.53
=====================================================================================================================
    Total from investment
      operations                     0.91            3.10          (4.68)         (5.52)         (0.60)          7.30
=====================================================================================================================
Less distributions from net
  realized gains                       --              --             --          (0.01)         (2.90)         (1.06)
=====================================================================================================================
Net asset value, end of period   $  14.87        $  13.96       $  10.86       $  15.54       $  21.07       $  24.57
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                      6.52%          28.55%        (30.12)%       (26.19)%        (2.50)%        40.29%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $170,722        $198,148       $214,709       $432,002       $661,445       $592,555
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average
  net assets                         2.11%(c)(d)     2.22%          2.07%          2.00%          1.84%          1.90%
=====================================================================================================================
Ratio of net investment income
  (loss) to average net assets      (1.31)%(c)      (1.40)%        (1.20)%        (1.21)%        (0.80)%        (1.12)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)             19%             69%            86%           117%            56%            31%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $186,015,197.
(d) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.12% (Annualized).
(e)  Not annualized for periods less than one year.

                                                                     CLASS C
                              -------------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED                                 YEAR ENDED DECEMBER 31,
                               JUNE 30,         -------------------------------------------------------------------
                                 2004            2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                    $ 13.94          $ 10.84        $ 15.52        $ 21.05        $ 24.55        $ 18.32
-------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                       (0.09)(a)        (0.17)(a)      (0.16)(a)      (0.20)(a)      (0.22)(a)      (0.23)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and unrealized)      0.99             3.27          (4.52)         (5.32)         (0.38)          7.52
===================================================================================================================
    Total from investment
      operations                  0.90             3.10          (4.68)         (5.52)         (0.60)          7.29
===================================================================================================================
Less distributions from net
  realized gains                    --               --             --          (0.01)         (2.90)         (1.06)
===================================================================================================================
Net asset value, end of
  period                       $ 14.84          $ 13.94        $ 10.84        $ 15.52        $ 21.05        $ 24.55
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                   6.46%           28.60%        (30.15)%       (26.21)%        (2.50)%        40.26%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)               $31,662          $33,585        $32,558        $59,112        $71,989        $25,275
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average
  net assets                      2.11%(c)(d)      2.22%          2.07%          2.00%          1.84%          1.90%
===================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                     (1.31)%(c)       (1.40)%        (1.20)%        (1.21)%        (0.80)%        (1.12)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)          19%              69%            86%           117%            56%            31%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $32,749,514.
(d) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.12% (Annualized).
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   Chairman and President                        Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Albert R. Dowden                  Executive Vice President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Kevin M. Carome                               11 Greenway Plaza
Carl Frischling                   Senior Vice President, Secretary              Suite 100
Robert H. Graham                  and Chief Legal Officer                       Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis                Sidney M. Dilgren                             TRANSFER AGENT
Lewis F. Pennock                  Vice President and Treasurer                  AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Louis S. Sklar                    Robert G. Alley                               Houston, TX 77210-4739
Larry Soll, Ph.D.                 Vice President
Mark H. Williamson                                                              CUSTODIAN
                                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
                                                                                Boston, MA 02110-2801
                                  Melville B. Cox
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
                                                                                Philadelphia, PA 19103-7599
                                  Edgar M. Larsen
                                  Vice President                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

    DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(4)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(5)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(6)     AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                      SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                  AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     ======================================================================================
INVESCO Dynamics Fund                        CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
INVESCO Mid-Cap Growth Fund                  THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS
INVESCO Small Company Growth Fund            FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE
INVESCO S&P 500 Index Fund                   INVESTING.
INVESCO Total Return Fund*                   ======================================================================================

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

                                          AIMinvestments.com               SEQ-SAR-1          A I M Distributors, Inc.


                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash               [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management               --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                      AIM SMALL CAP EQUITY FUND
                              Semiannual Report to Shareholders o June 30, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM SMALL CAP EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented is as of 6/30/04 and is based on total net assets.
====================================================================================================================================


ABOUT SHARE CLASSES                         ABOUT INDEXES USED IN THIS REPORT             are generally according to the Global
                                                                                          Industry Classification Standard,
o Effective 9/30/03, Class B shares are     o The unmanaged Standard & Poor's             which was developed by and is the
not available as an investment for          Composite Index of 500 Stocks (the S&P        exclusive property and a service mark of
retirement plans maintained pursuant to     500--Registered Trademark-- Index) is         Morgan Stanley Capital International
Section 401 of the Internal Revenue         an index of common stocks frequently          Inc. and Standard & Poor's.
Code, including 401(k) plans, money         used as a general measure of U.S. stock
purchase pension plans and profit           market performance.                           o The returns shown in the Management's
sharing plans. Plans that have existing                                                   Discussion of Fund Performance are based
accounts invested in Class B shares will    o The unmanaged Russell 2000                  on net asset values calculated for
continue to be allowed to make              --Registered Trademark-- Index                shareholder transactions. Generally
additional purchases.                       represents the performance of the stocks      accepted accounting principles require
                                            of small-capitalization companies.            adjustments to be made to the net assets
o Class R shares are available only to                                                    of the fund at period end for financial
certain retirement plans. Please see the    o The unmanaged Lipper Small-Cap Core         reporting purposes, and as such, the net
prospectus for more information.            Fund Index represents an average of the       asset values for shareholder
                                            performance of the 30 largest                 transactions and the returns based on
PRINCIPAL RISKS OF INVESTING IN THE FUND    small-capitalization core equity funds        those net asset values may differ from
                                            tracked by Lipper, Inc., an independent       the net asset values and returns
o Investing in small and mid-size           mutual fund performance monitor.              reported in the Financial Highlights.
companies involves risks not associated
with investing in more established          o The unmanaged Lehman U.S. Aggregate         o Bloomberg, Inc. is a well-known
companies, including business risk,         Bond Index (the Lehman Aggregate), which      financial research firm.
significant stock price fluctuations and    represents the U.S. investment-grade
illiquidity.                                fixed-rate bond market (including             o The Conference Board is a
                                            government and corporate securities,          not-for-profit organization that
o International investing presents          mortgage pass-through securities and          conducts research and publishes
certain risks not associated with           asset-backed securities), is compiled by      information and analysis to help
investing solely in the United States.      Lehman Brothers, a global investment          businesses strengthen their performance.
These include risks relating to             bank.
fluctuations in the value of the U.S.                                                     A description of the policies and
dollar relative to the values of other      o The unmanaged MSCI World Index is a         procedures that the fund uses to
currencies, the custody arrangements        group of global securities tracked by         determine how to vote proxies relating
made for the fund's foreign holdings,       Morgan Stanley Capital International.         to portfolio securities is available
differences in accounting, political                                                      without charge, upon request, by calling
risks and the lesser degree of public       o The fund is not managed to track the        800-959-4246, or on the AIM Web site,
information required to be provided by      performance of any particular index,          AIMinvestments.com.
non-U.S. companies. The fund may invest     including the indexes defined here, and
up to 25% of its assets in the              consequently, the performance of the
securities of non-U.S. issuers.             fund may deviate significantly from the
                                            performance of the indexes.
o The fund may participate in the
initial public offering (IPO) market in     o A direct investment cannot be made in
some market cycles. Because of the          an index. Unless otherwise indicated,
fund's small asset base, any investment     index results include reinvested
the fund may make in IPOs may               dividends, and they do not reflect sales
significantly affect the fund's total       charges. Performance of an index of
return. As the fund's assets grow, the      funds reflects fund expenses;
impact of IPO investments will decline,     performance of a market index does not.
which may reduce the effect of IPO
investments on the fund's total return.     OTHER INFORMATION

                                            o Industry classifications used in this
                                            report

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The six months covered by this report could be characterized
ROBERT H.           as a trendless market. Positive news about employment and a
GRAHAM]             strengthening economy were offset by concerns about higher interest rates, continued violence in Iraq and high oil
ROBERT H. GRAHAM    prices. The result: muted performance in both U.S. equity
                    and fixed-income markets.

                       The same macroeconomic factors were at work overseas as
                    well, causing developed international markets to generally perform in line with that of the United States. In fact, the MSCI World Index tracked the performance of the S&P 500 Index with six-month returns of 3.52% and 3.44%, respectively.

   The anticipation of higher interest rates hampered bond performance, with most areas of the fixed- income market turning in flat returns for the six-month period, as evidenced by the 0.15% return of the Lehman U.S. Aggregate Bond Index. Considered a good proxy for the U.S. bond market, this index includes fixed-rate mortgage-backed securities, U.S. agency investments, U.S. Treasuries of various maturities and U.S. corporate bonds.

   In an unremarkable period like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only certainty is their unpredictability, especially in the short run. Historically, markets have risen over the long term, with the S&P 500 Index returning 13.55% over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.20%.* While past performance cannot guarantee future results, we believe that staying invested for the long term offers the best opportunity for capital growth.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   There continues to be increased regulatory focus on mutual funds and other investment products. For the latest information about ongoing regulatory matters, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for investor education and planning information as well as regular performance updates on our funds.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments --Servicemark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
July 20, 2004

*Average annual total returns, June 30, 1979, to June 30, 2004.
Source: Lipper, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND MAINTAINED FOCUS ON                     increase in four years and a move much           Small-cap stocks generally
REASONABLY PRICED GROWTH STOCKS              anticipated by markets. The Fed's             outperformed mid- and large-cap stocks.
                                             decision came amid signs that the             Small-cap value stocks were the
For the six months ended June 30, 2004,      economy was strengthening and inflation,      best-performing stock-market category.
AIM Small Cap Equity Fund, Class A           while still relatively subdued, had           Small-cap growth stocks also performed
shares, returned 5.82%, excluding sales      risen in recent months.                       well, but not as well as small-cap value
charges. (Had the effects of sales                                                         stocks.
charges been included, the return would         Gross domestic product, the broadest
have been lower.) For the performance of     measure of economic activity, expanded        YOUR FUND
other share classes, please see page 3.      at an annualized rate of 4.5% in the
The fund outperformed the S&P 500 Index,     first quarter of 2004 and 3.0% during         Our focus continued to be on the
which returned 3.44%, but underperformed     the second quarter. What had been a           reasonably priced stocks of companies
the Lipper Small-Cap Core Fund Index and     "jobless recovery" produced 1.2 million       which we believe have attractive growth
the Russell 2000 Index, which returned       new jobs from January through June,           prospects. To reduce risk and enhance
7.76% and 6.76%, respectively, over the      according to the U.S. Department of           potential return, we also generally
same period.                                 Labor. An improved job market likely          avoided concentrating the fund's assets
                                             contributed to rising consumer                in one particular sector or industry.
   Small-cap stocks outperformed             confidence, which reached a two-year
large-cap stocks over the reporting          high in June, according to the                   During the reporting period, we made
period, helping the fund outpace the         Conference Board.                             relatively minor changes to the fund's
large-cap oriented S&P 500 Index. We                                                       sector weightings. We reduced the fund's
believe the fund underperformed the             Corporate profits showed strength.         exposure to financials because we
Lipper Small-Cap Core Fund Index because     According to Bloomberg, more than 85% of      believed this sector would be adversely
of the portfolio's weak-performing           S&P 500 Index firms reporting                 affected by rising interest rates. While
information technology stocks. The           first-quarter 2004 earnings met or            the fund benefited from an
portfolio's financial holdings lagged        exceeded expectations.                        underweighting in financials relative to
those of the Russell 2000 Index,                                                           the Russell 2000 Index, it was adversely
contributing to the fund's                      For the reporting period, the              affected by stock selection in this
underperformance of that benchmark.          strongest-performing stock sectors of         sector. We shifted slightly more assets
                                             the S&P 500 Index were energy,                into information technology stocks as we
MARKET CONDITIONS                            industrials and consumer staples while        believed they could potentially benefit
                                             the weakest-performing sectors were           from an improving economy. However, this
As the reporting period closed, the U.S.     materials, information technology and         sector also detracted from performance,
Federal Reserve (the Fed) voted to hike      consumer discretionary.                       although it showed improvement for the
the federal funds target rate by                                                           final month of the reporting period.
0.25%--its first rate
                                                                                              The sectors that contributed most to
                                                                                           fund per-

====================================================================================================================================

TOP 10 EQUITY HOLDINGS*                                           TOP 10 INDUSTRIES*

 1. PTEK Holdings, Inc.                                1.3%        1. Diversified Commercial Services                    6.8%

 2. CONSOL Energy Inc.                                 1.3         2. Real Estate                                        5.4

 3. CSG Systems International, Inc.                    1.2         3. Apparel Retail                                     3.5

 4. Overnite Corp.                                     1.2         4. Trucking                                           3.4

 5. Landstar System, Inc.                              1.2         5. Data Processing & Outsourced Services              2.9

 6. Jarden Corp.                                       1.2         6. Semiconductor Equipment                            2.7

 7. Wabash National Corp.                              1.1         7. Computer Storage & Peripherals                     2.7

 8. Tsakos Energy Navigation Ltd. (Bermuda)            1.1         8. Health Care Facilities                             2.6

 9. Corrections Corp. of America                       1.1         9. Specialty Stores                                   2.6

10. GrafTech International Ltd.                        1.1        10. Health Care Supplies                               2.5

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

formance were health care, consumer          this stock at the end of the reporting                         MICHAEL CHAPMAN
discretionary and industrials. Please        period. DDi's stock declined after one                         Mr. Chapman, Chartered
note that the fund's sector weightings       of its competitors reported                      [CHAPMAN      Financial Analyst,
are primarily a byproduct of our             disappointing financial results and                PHOTO]      began his investment
stock-selection process, which is based      reduced its earnings estimates. The fund                       career in 1995 as an
on an analysis of individual companies.      continued to hold DDi because its                              analyst. He joined AIM
                                             fundamentals remained sound; in fact,         in 2001 and was promoted to his current
   Stocks that contributed positively to     the company reported a 17% increase in        position as a portfolio manager of AIM
fund performance were Sierra Health          sales for the first quarter of 2004           Small Cap Equity Fund. Mr. Chapman has a
Services, a diversified health care          compared that same period for the             B.S. in Petroleum Engineering and an
services company, and Consol Energy, one     previous year.                                M.A. in Energy and Mineral Resources
of the largest coal mining companies in                                                    from The University of Texas.
the United States. Sierra Health             IN CLOSING
displayed attractive earnings growth as                                                                     PAUL J. RASPLICKA
its revenue grew faster than health care     Throughout the reporting period, we                            Mr. Rasplicka, Chartered
costs. For example, the company reported     remained committed to the fund's                [RASPLICKA     Financial Analyst, is
a 51% increase in earnings for the first     investment objective of seeking growth             PHOTO]      lead portfolio manager
quarter of 2004 in comparison to the         of capital by investing at least 80% of                        of AIM Small Cap Equity
same quarter for the previous year.          its assets in the securities of                                Fund.
Consol Energy reported a 16.3% increase      small-capitalization companies.
in revenue for the first quarter of this                                                      Mr. Rasplicka joined AIM in 1998.
year relative to the same period in                                                        Prior to joining AIM he was with INVESCO
2003. A German utility company, which              See important fund and index            Trust Company, the Denver-based
owned 80% of Consol's stock, sold its            disclosures inside front cover.           investment management subsidiary of
shares, increasing liquidity for U.S.                                                      AMVESCAP PLC, since 1994. He was
investors.                                                                                 responsible for portfolio management of
                                                                                           small-capitalization growth separate
   Detracting from fund performance were                                                   accounts.
Quality Distribution, a trucking
company, and DDi, which produces                                                              Mr. Rasplicka began his investment
electronic systems for medical                                                             career in 1982. A native of Denver, Mr.
instruments, military equipment and                                                        Rasplicka is a magna cum laude graduate
computers. Shortly after its initial                                                       of the University of Colorado at Boulder
public offering, Quality Distribution                                                      with a B.S. in Business Administration.
announced that it had uncovered                                                            He received an M.B.A from the University
financial irregularities at one of its                                                     of Chicago. He is a Chartered Investment
subsidiaries, adversely affecting the                                                      Counselor.
company's stock price. The fund no
longer held                                                                                Assisted by the Small/Mid-Cap Core Team


=====================================================================================

FUND VS. INDEXES

Total returns 12/31/03-6/30/04, excluding sales charges. Had sales charges been included, returns would be lower.

CLASS A SHARES                                                          5.82%

CLASS B SHARES                                                          5.52

CLASS C SHARES                                                          5.44

CLASS R SHARES                                                          5.76

S&P 500 INDEX (BROAD MARKET INDEX)                                      3.44

RUSSELL 2000 INDEX
(STYLE-SPECIFIC INDEX)                                                  6.76

LIPPER SMALL-CAP CORE FUND INDEX
(PEER GROUP INDEX)                                                      7.76

SOURCE: LIPPER, INC.

TOTAL NUMBER OF HOLDINGS*                                                119

TOTAL NET ASSETS                                              $516.1 million

=====================================================================================               [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your fund's long-term performance record for periods ended 6/30/04, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 comparable future results; current
As of 6/30/04, including applicable          performance may be lower or higher.
sales charges                                Please visit AIMinvestments.com for the
                                             most recent month-end performance.
CLASS A SHARES                               Performance figures reflect reinvested
Inception (8/31/00)                4.96%     distributions, changes in net asset
  1 Year                          26.04      value and the effect of the maximum
                                             sales charge unless otherwise stated.
CLASS B SHARES                               Investment return and principal value
Inception (8/31/00)                5.15%     will fluctuate so that you may have a
  1 Year                          27.55      gain or loss when you sell shares.

CLASS C SHARES                                  Class A share performance reflects
Inception (8/31/00)                5.80%     the maximum 5.50% sales charge, and
  1 Year                          31.59      Class B and Class C share performance
                                             reflects the applicable contingent
CLASS R SHARES                               deferred sales charge (CDSC) for the
Inception                          6.34%     period involved. The CDSC on Class B
  1 Year                          33.19      shares declines from 5% beginning at the
                                             time of purchase to 0% at the beginning
Class R shares' inception date is            of the seventh year. The CDSC on Class C
6/3/02. Returns since that date are          shares is 1% for the first year after
historical returns. All other returns        purchase. Class R shares do not have a
are blended returns of historical Class      front-end sales charge; returns shown
R share performance and restated Class A     are at net asset value and do not
share performance (for periods prior to      reflect a 0.75% CDSC that may be imposed
the inception date of Class R shares) at     on a total redemption of retirement plan
net asset value, adjusted to reflect the     assets within the first year.
higher Rule 12b-1 fees applicable to
Class R shares. Class A shares'                 The performance of the fund's share
inception date is 8/31/00.                   classes will differ due to different
                                             sales charge structures and class             [ARROW
   The performance data quoted represent     expenses.                                     BUTTON         For More Information Visit
past performance and cannot guarantee                                                      IMAGE]             AIMinvestments.com

====================================================================================================================================


FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.05%

ADVERTISING-2.14%

ADVO, Inc.(a)                                     164,000   $  5,398,880
------------------------------------------------------------------------
R.H. Donnelley Corp.(b)                           129,400      5,659,956
========================================================================
                                                              11,058,836
========================================================================

AIR FREIGHT & LOGISTICS-2.00%

UTI Worldwide, Inc. (United Kingdom)              102,500      5,400,725
------------------------------------------------------------------------
Pacer International, Inc.(b)                      266,100      4,922,850
========================================================================
                                                              10,323,575
========================================================================

AIRLINES-0.91%

AirTran Holdings, Inc.(b)                         333,600      4,717,104
========================================================================

ALTERNATIVE CARRIERS-1.34%

PTEK Holdings, Inc.(b)                            600,000      6,918,000
========================================================================

APPAREL RETAIL-3.52%

Aeropostale, Inc.(b)                              152,850      4,113,194
------------------------------------------------------------------------
Cache, Inc.(b)                                    347,250      4,691,348
------------------------------------------------------------------------
Charlotte Russe Holding Inc.(b)                   205,400      4,391,452
------------------------------------------------------------------------
Stage Stores, Inc.(b)                             131,700      4,959,822
========================================================================
                                                              18,155,816
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.94%

Affiliated Managers Group, Inc.(a)(b)              96,300      4,850,631
========================================================================

AUTO PARTS & EQUIPMENT-0.52%

LKQ Corp.(b)                                      144,800      2,683,144
========================================================================

BIOTECHNOLOGY-1.07%

Serologicals Corp.(a)(b)                          277,100      5,539,229
========================================================================

BROADCASTING & CABLE TV-0.36%

Cumulus Media Inc.-Class A(a)(b)                  110,200      1,852,462
========================================================================

BUILDING PRODUCTS-1.84%

ElkCorp.                                          169,400      4,055,436
------------------------------------------------------------------------
York International Corp.                          132,000      5,421,240
========================================================================
                                                               9,476,676
========================================================================

CASINOS & GAMING-1.05%

Scientific Games Corp.-Class A(b)                 282,600      5,408,964
========================================================================

COMMUNICATIONS EQUIPMENT-1.73%

Inter-Tel, Inc.                                   108,028      2,697,459
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

InterDigital Communications Corp.(a)(b)           209,300      3,936,933
------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)(b)                300,000   $  2,310,000
========================================================================
                                                               8,944,392
========================================================================

COMPUTER STORAGE & PERIPHERALS-2.67%

Dot Hill Systems Corp.(a)(b)                      212,059      2,377,181
------------------------------------------------------------------------
Electronics for Imaging, Inc.(a)(b)               187,200      5,290,272
------------------------------------------------------------------------
Overland Storage, Inc.(b)                         270,800      3,598,932
------------------------------------------------------------------------
Synaptics Inc.(b)                                 130,400      2,497,160
========================================================================
                                                              13,763,545
========================================================================

CONSTRUCTION & ENGINEERING-0.82%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                            151,700      4,224,845
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.14%

Wabash National Corp.(a)(b)                       213,600      5,884,680
========================================================================

CONSUMER FINANCE-1.77%

AmeriCredit Corp.(a)(b)                           181,300      3,540,789
------------------------------------------------------------------------
First Cash Financial Services, Inc.(b)            123,700      2,632,336
------------------------------------------------------------------------
Rewards Network Inc.(a)(b)                        326,600      2,939,400
========================================================================
                                                               9,112,525
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.94%

Alliance Data Systems Corp.(b)                    133,300      5,631,925
------------------------------------------------------------------------
CSG Systems International, Inc.(b)                309,600      6,408,720
------------------------------------------------------------------------
Intrado Inc.(a)(b)                                193,900      3,119,851
========================================================================
                                                              15,160,496
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.78%

Corinthian Colleges, Inc.(b)                      119,200      2,949,008
------------------------------------------------------------------------
Corrections Corp. of America(b)                   147,300      5,816,877
------------------------------------------------------------------------
Integrated Alarm Services Group, Inc.(b)          200,000      1,080,000
------------------------------------------------------------------------
Intersections Inc.(b)                             113,500      2,722,865
------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.(b)                285,000      4,987,500
------------------------------------------------------------------------
LECG Corp.(b)                                     149,500      2,587,845
------------------------------------------------------------------------
Navigant Consulting, Inc.(b)                      260,000      5,574,400
------------------------------------------------------------------------
NCO Group, Inc.(b)                                171,900      4,588,011
------------------------------------------------------------------------
United Rentals, Inc.(a)(b)                        260,500      4,660,345
========================================================================
                                                              34,966,851
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

DIVERSIFIED METALS & MINING-2.26%

Compass Minerals International, Inc.              263,400   $  5,104,692
------------------------------------------------------------------------
CONSOL Energy Inc. (Acquired 09/17/03; Cost
  $3,237,894)(c)(d)                               181,700      6,541,200
========================================================================
                                                              11,645,892
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.94%

Aeroflex Inc.(b)                                  386,200      5,534,246
------------------------------------------------------------------------
Varian Inc.(b)                                    106,300      4,480,545
========================================================================
                                                              10,014,791
========================================================================

ELECTRONIC MANUFACTURING SERVICES-1.66%

Cherokee International Corp.(b)                   167,900      1,915,739
------------------------------------------------------------------------
DDi Corp.(b)                                      340,800      2,804,784
------------------------------------------------------------------------
Xyratex Ltd. (Bermuda)(b)                         300,000      3,840,000
========================================================================
                                                               8,560,523
========================================================================

ENVIRONMENTAL SERVICES-0.76%

Casella Waste Systems, Inc.-Class A(b)            300,000      3,945,000
========================================================================

GENERAL MERCHANDISE STORES-0.99%

Fred's, Inc.                                      230,800      5,098,372
========================================================================

HEALTH CARE EQUIPMENT-0.99%

VISX, Inc.(b)                                     192,000      5,130,240
========================================================================

HEALTH CARE FACILITIES-2.61%

Select Medical Corp.                              234,200      3,142,964
------------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)(b)                                      129,200      5,099,524
------------------------------------------------------------------------
VCA Antech, Inc.(b)                               116,700      5,230,494
========================================================================
                                                              13,472,982
========================================================================

HEALTH CARE SERVICES-1.74%

Apria Healthcare Group Inc.(b)                    174,500      5,008,150
------------------------------------------------------------------------
HealthExtras, Inc.(b)                             238,400      3,950,288
========================================================================
                                                               8,958,438
========================================================================

HEALTH CARE SUPPLIES-2.51%

Align Technology, Inc.(b)                         140,000      2,660,000
------------------------------------------------------------------------
DJ Orthopedics Inc.(b)                            216,300      4,974,900
------------------------------------------------------------------------
PolyMedica Corp.(a)                               171,100      5,310,944
========================================================================
                                                              12,945,844
========================================================================

HOME ENTERTAINMENT SOFTWARE-0.97%

PLATO Learning, Inc.(b)                           506,400      5,018,424
========================================================================

HOME FURNISHINGS-0.83%

Tempur-Pedic International Inc.(b)                306,900      4,299,669
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

HOTELS, RESORTS & CRUISE LINES-1.02%

Kerzner International Ltd. (Bahamas)(a)(b)        111,100   $  5,283,916
========================================================================

HOUSEHOLD PRODUCTS-0.68%

Rayovac Corp.(a)(b)                               125,600      3,529,360
========================================================================

HOUSEWARES & SPECIALTIES-2.12%

Jarden Corp.(b)                                   166,900      6,006,731
------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(b)                  168,700      4,934,475
========================================================================
                                                              10,941,206
========================================================================

INDUSTRIAL GASES-0.78%

Airgas, Inc.                                      168,300      4,024,053
========================================================================

INDUSTRIAL MACHINERY-0.96%

Kennametal Inc.                                   108,300      4,960,140
========================================================================

INSURANCE BROKERS-1.41%

Hilb Rogal & Hobbs Co.                             83,000      2,961,440
------------------------------------------------------------------------
U.S.I. Holdings Corp.(a)(b)                       273,200      4,316,560
========================================================================
                                                               7,278,000
========================================================================

INTEGRATED OIL & GAS-0.19%

Atlas America, Inc.(b)                             49,300        986,493
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.73%

Primus Telecommunications Group, Inc.(a)(b)       742,200      3,770,376
========================================================================

INTERNET SOFTWARE & SERVICES-1.03%

United Online, Inc.(a)(b)                         300,900      5,298,849
========================================================================

INVESTMENT BANKING & BROKERAGE-1.43%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(b)(c)(d)(e)           44,800      4,480,000
------------------------------------------------------------------------
Piper Jaffray Cos., Inc.(b)                        64,200      2,903,766
========================================================================
                                                               7,383,766
========================================================================

LEISURE PRODUCTS-0.93%

Steinway Musical Instruments, Inc.(b)             137,400      4,821,366
========================================================================

LIFE & HEALTH INSURANCE-1.06%

American Medical Security Group, Inc.(b)          200,600      5,466,350
========================================================================

MANAGED HEALTH CARE-0.49%

Sierra Health Services, Inc.(a)(b)                 57,000      2,547,900
========================================================================

MOVIES & ENTERTAINMENT-0.55%

Navarre Corp.(b)                                  196,200      2,823,318
========================================================================

MULTI-LINE INSURANCE-0.98%

Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/03-11/21/03; Cost
  $4,710,940)(b)(c)(d)                            469,700      5,044,578
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER-0.62%

Energen Corp.                                      66,400   $  3,186,536
========================================================================

OFFICE SERVICES & SUPPLIES-0.62%

Danka Business Systems PLC-ADR (United
  Kingdom)(a)(b)                                  711,400      3,215,528
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.19%

FMC Technologies, Inc.(b)                         119,300      3,435,840
------------------------------------------------------------------------
Key Energy Services, Inc.(b)                      287,600      2,714,944
========================================================================
                                                               6,150,784
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.28%

Comstock Resources, Inc.(b)                       140,000      2,724,400
------------------------------------------------------------------------
Southwestern Energy Co.(b)                        135,400      3,881,918
========================================================================
                                                               6,606,318
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.70%

Golar LNG Ltd. (Bermuda)(b)                       191,600      2,958,710
------------------------------------------------------------------------
Tsakos Energy Navigation Ltd. (Bermuda)           171,400      5,820,744
========================================================================
                                                               8,779,454
========================================================================

PACKAGED FOODS & MEATS-0.89%

Flowers Foods, Inc.                               174,900      4,573,635
========================================================================

PERSONAL PRODUCTS-1.08%

NBTY, Inc.(b)                                     189,600      5,572,344
========================================================================

PHARMACEUTICALS-1.02%

Axcan Pharma Inc. (Canada)(a)(b)                  250,700      5,289,770
========================================================================

PROPERTY & CASUALTY INSURANCE-2.13%

Bristol West Holdings Inc.                        231,400      4,209,166
------------------------------------------------------------------------
Direct General Corp.                              120,200      3,877,652
------------------------------------------------------------------------
ProCentury Corp.(b)                               297,600      2,895,648
========================================================================
                                                              10,982,466
========================================================================

PUBLISHING-0.88%

Journal Communications, Inc.-Class A              242,000      4,556,860
========================================================================

REAL ESTATE-5.37%

Ashford Hospitality Trust                         149,900      1,251,665
------------------------------------------------------------------------
Capital Lease Funding, Inc.(a)(b)                 485,700      5,051,280
------------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost
  $4,704,275)(c)(d)(e)                            311,300      4,902,975
------------------------------------------------------------------------
Highland Hospitality Corp.(a)                     245,000      2,462,250
------------------------------------------------------------------------
JER Investors Trust Inc. (Acquired 05/27/04;
  Cost $4,359,000)(b)(c)(d)(e)                    290,600      4,359,000
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE
REAL ESTATE-(CONTINUED)

Medical Properties Trust, Inc. (Acquired
  03/31/04-04/30/04; Cost
  $4,669,325)(c)(d)(e)                            465,000   $  4,650,000
------------------------------------------------------------------------
New York Mortgage Trust, Inc.(b)                  566,500      5,019,190
========================================================================
                                                              27,696,360
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.83%

Jones Lang LaSalle Inc.(b)                        157,250      4,261,475
========================================================================

SEMICONDUCTOR EQUIPMENT-2.73%

Axcelis Technologies, Inc.(b)                     420,800      5,234,752
------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)(b)                107,000      3,275,270
------------------------------------------------------------------------
FormFactor Inc.(b)                                248,700      5,583,315
========================================================================
                                                              14,093,337
========================================================================

SPECIALIZED FINANCE-0.53%

eSPEED, Inc.-Class A(b)                           156,100      2,755,165
========================================================================

SPECIALTY CHEMICALS-2.00%

Great Lakes Chemical Corp.(a)                     190,400      5,152,224
------------------------------------------------------------------------
Minerals Technologies Inc.                         89,250      5,176,500
========================================================================
                                                              10,328,724
========================================================================

SPECIALTY STORES-2.56%

Pep Boys (The)-Manny, Moe & Jack                  198,200      5,024,370
------------------------------------------------------------------------
Select Comfort Corp.(b)                           160,600      4,561,040
------------------------------------------------------------------------
West Marine, Inc.(a)(b)                           134,400      3,608,640
========================================================================
                                                              13,194,050
========================================================================

STEEL-1.10%

GrafTech International Ltd.(b)                    544,400      5,694,424
========================================================================

TECHNOLOGY DISTRIBUTORS-1.98%

Global Imaging Systems, Inc.(a)(b)                147,300      5,400,018
------------------------------------------------------------------------
ScanSource, Inc.(b)                                80,700      4,795,194
========================================================================
                                                              10,195,212
========================================================================

THRIFTS & MORTGAGE FINANCE-1.02%

Franklin Bank Corp.(b)(c)                         135,000      2,135,700
------------------------------------------------------------------------
Saxon Capital, Inc.(b)                            138,200      3,155,106
========================================================================
                                                               5,290,806
========================================================================

TRUCKING-3.36%

Dollar Thrifty Automotive Group, Inc.(b)          187,500      5,145,000
------------------------------------------------------------------------
Landstar System, Inc.(a)(b)                       115,300      6,095,911
------------------------------------------------------------------------
Overnite Corp.                                    207,400      6,097,560
========================================================================
                                                              17,338,471
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $405,346,324)                          506,053,336
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-2.05%

Liquid Assets Portfolio-Institutional
  Class(f)                                      5,283,914   $  5,283,914
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)     5,283,914      5,283,914
========================================================================
    Total Money Market Funds (Cost
      $10,567,828)                                            10,567,828
========================================================================
TOTAL INVESTMENTS-100.10% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $415,914,152)                516,621,164
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-12.71%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  32,787,668   $ 32,787,668
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  32,787,667     32,787,667
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $65,575,335)                                      65,575,335
========================================================================
TOTAL INVESTMENTS-112.81% (Cost $481,489,487)                582,196,499
========================================================================
OTHER ASSETS LESS LIABILITIES-(12.81%)                       (66,105,353)
========================================================================
NET ASSETS-100.00%                                          $516,091,146
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(b) Non-income producing security.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 2004 was $32,113,453, which represented 5.52% of the Fund's total investments. See Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $29,977,753, which represented 5.81% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at June 30, 2004 was $18,391,975, which represented 3.56% of the Fund's net assets.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $405,346,324)*                               $506,053,336
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $76,143,163)                             76,143,163
===========================================================
     Total investments (cost $481,489,487)      582,196,499
===========================================================
Cash                                              1,019,453
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,901,998
-----------------------------------------------------------
  Fund shares sold                                  291,079
-----------------------------------------------------------
  Dividends                                         103,256
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   25,859
-----------------------------------------------------------
Other assets                                         87,737
===========================================================
     Total assets                               588,625,881
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           5,257,967
-----------------------------------------------------------
  Fund shares reacquired                          1,192,502
-----------------------------------------------------------
  Deferred compensation and retirement plans         31,741
-----------------------------------------------------------
  Collateral upon return of securities loaned    65,575,335
-----------------------------------------------------------
Accrued distribution fees                           258,226
-----------------------------------------------------------
Accrued transfer agent fees                         152,444
-----------------------------------------------------------
Accrued operating expenses                           66,520
===========================================================
     Total liabilities                           72,534,735
===========================================================
Net assets applicable to shares outstanding    $516,091,146
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $402,597,121
-----------------------------------------------------------
Undistributed net investment income (loss)       (2,904,586)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                          15,691,599
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                    100,707,012
===========================================================
                                               $516,091,146
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $267,531,700
___________________________________________________________
===========================================================
Class B                                        $169,005,358
___________________________________________________________
===========================================================
Class C                                        $ 72,126,224
___________________________________________________________
===========================================================
Class R                                        $  7,427,864
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          21,007,913
___________________________________________________________
===========================================================
Class B                                          13,608,329
___________________________________________________________
===========================================================
Class C                                           5,810,244
___________________________________________________________
===========================================================
Class R                                             585,840
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.73
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.73 divided by
       94.50%)                                 $      13.47
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      12.42
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      12.41
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      12.68
___________________________________________________________
===========================================================

* At June 30, 2004, securities with an aggregate market value of $64,346,224 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,034)          $  1,761,200
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                      132,109
--------------------------------------------------------------------------
Interest                                                           104,185
==========================================================================
    Total investment income                                      1,997,494
==========================================================================

EXPENSES:

Advisory fees                                                    2,241,192
--------------------------------------------------------------------------
Administrative services fees                                        75,562
--------------------------------------------------------------------------
Custodian fees                                                      29,588
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          475,966
--------------------------------------------------------------------------
  Class B                                                          880,997
--------------------------------------------------------------------------
  Class C                                                          370,842
--------------------------------------------------------------------------
  Class R                                                           12,477
--------------------------------------------------------------------------
Transfer agent fees                                                766,458
--------------------------------------------------------------------------
Trustees' fees                                                      10,573
--------------------------------------------------------------------------
Other                                                              186,730
==========================================================================
    Total expenses                                               5,050,385
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (176,703)
==========================================================================
    Net expenses                                                 4,873,682
==========================================================================
Net investment income (loss)                                    (2,876,188)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    53,206,877
--------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (21,848,636)
==========================================================================
Net gain from investment securities                             31,358,241
==========================================================================
Net increase in net assets resulting from operations          $ 28,482,053
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,876,188)   $ (4,347,265)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  53,206,877      23,914,515
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (21,848,636)    123,707,904
==========================================================================================
    Net increase in net assets resulting from operations        28,482,053     143,275,154
==========================================================================================
Share transactions-net:
  Class A                                                      (13,764,375)     52,426,841
------------------------------------------------------------------------------------------
  Class B                                                      (18,123,317)     29,417,204
------------------------------------------------------------------------------------------
  Class C                                                       (7,571,310)     13,847,595
------------------------------------------------------------------------------------------
  Class R                                                        4,707,643       2,003,122
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (34,751,359)     97,694,762
==========================================================================================
    Net increase (decrease) in net assets                       (6,269,306)    240,969,916
==========================================================================================

NET ASSETS:

  Beginning of period                                          522,360,452     281,390,536
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(2,904,586) and $(28,398) for 2004 and
    2003, respectively)                                       $516,091,146    $522,360,452
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently closed to new investors.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended June 30, 2004, AIM waived fees of $1,984.

    For the period ended June 30, 2004, at the direction of the trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has assumed $34,339 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. ("IFG") alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2004, AIM was paid $75,562 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $525,759 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the Plans, for the six months ended June 30, 2004, the Class A, Class B, Class C and Class R shares paid $339,976, $880,997, $370,842 and $12,477, respectively, after AIM Distributors waived Class A plan fees of $135,990.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2004, AIM Distributors advised the Fund that it retained $42,981 in front-end sales commissions from the sale of Class A shares and $534, $4,474, $3,463 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                       UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS         APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               12/31/03         AT COST         FROM SALES       (DEPRECIATION)      06/30/04       INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $10,035,910     $ 70,816,697      $ (75,568,693)       $    --        $ 5,283,914     $ 36,453       $    --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           10,035,910       70,816,697        (75,568,693)            --          5,283,914       34,750            --
===============================================================================================================================
  Subtotal       $20,071,820     $141,633,394      $(151,137,386)       $    --        $10,567,828     $ 71,203       $    --
===============================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                       UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS         APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               12/31/03         AT COST         FROM SALES       (DEPRECIATION)      06/30/04       INCOME*     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $34,938,267     $ 45,187,529      $ (47,338,128)       $    --        $32,787,668     $ 31,181       $    --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           34,938,266       45,187,529        (47,338,128)            --         32,787,667       29,725            --
===============================================================================================================================
  Subtotal       $69,876,533     $ 90,375,058      $ (94,676,256)       $    --        $65,575,335     $ 60,906       $    --
===============================================================================================================================
  Total          $89,948,353     $232,008,452      $(245,813,642)       $    --        $76,143,163     $132,109       $    --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $269,791.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balance at the custodian. For the six months ended June 30, 2004, the Fund received credits in transfer agency fees of $3,021 and credits in custodian fees of $1,369 under expense offset arrangements, which resulted in a reduction of the Fund's total expense of $4,390.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,582 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $64,346,224 were on loan to brokers. The loans were secured by cash collateral of $65,575,335 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties $60,906 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $36,493,693
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $284,609,169 and $313,299,686, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $113,737,307
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (14,019,899)
==========================================================================
Net unrealized appreciation of investment securities          $ 99,717,408
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $482,479,091.

NOTE 10--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                       JUNE 30,                    DECEMBER 31,
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,314,747    $ 28,881,969    11,095,421    $109,381,334
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        643,583       7,882,514     5,802,424      56,480,592
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        512,912       6,294,671     2,724,692      26,562,929
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        429,838       5,369,622       231,356       2,309,531
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        337,081       4,260,130       474,336       4,772,838
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (345,056)     (4,260,130)     (483,310)     (4,772,838)
======================================================================================================================
Reacquired:
  Class A                                                     (3,784,213)    (46,906,474)   (6,516,746)    (61,727,331)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,793,399)    (21,745,701)   (2,491,251)    (22,290,550)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,141,032)    (13,865,981)   (1,358,495)    (12,715,334)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (52,686)       (661,979)      (29,381)       (306,409)
======================================================================================================================
                                                              (2,878,225)   $(34,751,359)    9,449,046    $ 97,694,762
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                                                                                                  AUGUST 31, 2000
                                                                                                                     (DATE
                                         SIX MONTHS                                                               OPERATIONS
                                           ENDED                        YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                         JUNE 30,              ------------------------------------------         DECEMBER 31,
                                           2004                  2003             2002             2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  12.03             $   8.23         $  10.19         $   9.36             $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)(a)            (0.09)(a)        (0.05)(a)        (0.05)(a)           (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            0.75                 3.89            (1.91)            0.88               (0.64)
=================================================================================================================================
    Total from investment operations          0.70                 3.80            (1.96)            0.83               (0.64)
=================================================================================================================================
Less dividends from net investment
  income                                        --                   --               --            (0.00)                 --
=================================================================================================================================
Net asset value, end of period            $  12.73             $  12.03         $   8.23         $  10.19             $  9.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               5.82%               46.17%          (19.23)%           8.92%              (6.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $267,532             $266,284         $140,652         $105,146             $32,805
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       1.49%(c)(d)          1.77%            1.67%            1.78%               1.78%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.73)(c)            (0.89)%          (0.54)%          (0.57)%             (0.12)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                      56%                 112%             117%             123%                 49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $273,475,197.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.60% (annualized) and 2.72% (annualized) for the periods ended June 30, 2004 and December 31, 2000, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                                  AUGUST 31, 2000
                                                                                                                     (DATE
                                           SIX MONTHS                                                             OPERATIONS
                                             ENDED                       YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                           JUNE 30,              ----------------------------------------         DECEMBER 31,
                                             2004                  2003            2002            2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  11.77             $   8.11         $ 10.11         $  9.33             $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.09)(a)            (0.15)(a)       (0.11)(a)       (0.11)(a)           (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.74                 3.81           (1.89)           0.89               (0.64)
=================================================================================================================================
    Total from investment operations            0.65                 3.66           (2.00)           0.78               (0.67)
=================================================================================================================================
Net asset value, end of period              $  12.42             $  11.77         $  8.11         $ 10.11             $  9.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 5.52%               45.13%         (19.78)%          8.36%              (6.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $169,005             $177,811         $99,551         $64,012             $16,385
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         2.24%(c)(d)          2.42%           2.32%           2.44%               2.49%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (1.48)(c)            (1.54)%         (1.19)%         (1.23)%             (0.83)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                        56%                 112%            117%            123%                 49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $177,167,453.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.25% (annualized) and 3.43% (annualized) for the periods ended June 30, 2004 and December 31, 2000, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                                                                                                  AUGUST 31, 2000
                                                                                                                    (DATE
                                            SIX MONTHS                                                            OPERATIONS
                                             ENDED                        YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                            JUNE 30,              ---------------------------------------         DECEMBER 31,
                                              2004                 2003            2002            2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 11.77              $  8.11         $ 10.10         $  9.34             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.09)(a)            (0.15)(a)       (0.11)(a)       (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.73                 3.81           (1.88)           0.87              (0.63)
=================================================================================================================================
    Total from investment operations            0.64                 3.66           (1.99)           0.76              (0.66)
=================================================================================================================================
Net asset value, end of period               $ 12.41              $ 11.77         $  8.11         $ 10.10             $ 9.34
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 5.44%               45.13%         (19.70)%          8.14%             (6.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $72,126              $75,763         $41,132         $29,548             $9,028
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         2.24%(c)(d)          2.42%           2.32%           2.44%              2.49%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (1.48)(c)            (1.54)%         (1.19)%         (1.23)%            (0.83)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                        56%                 112%            117%            123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $74,575,998.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.25% (annualized) and 3.43% (annualized) for the periods ended June 30, 2004 and December 31, 2000, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                      CLASS R
                                                              --------------------------------------------------------
                                                                                                         JUNE 3, 2002
                                                              SIX MONTHS                                 (DATE SALES
                                                               ENDED                YEAR ENDED           COMMENCED) TO
                                                              JUNE 30,              DECEMBER 31,         DECEMBER 31,
                                                                2004                  2003                  2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.99                 $ 8.22               $ 10.58
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)              (0.11)(a)             (0.04)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.75                   3.88                 (2.32)
======================================================================================================================
    Total from investment operations                              0.69                   3.77                 (2.36)
======================================================================================================================
Net asset value, end of period                                  $12.68                 $11.99               $  8.22
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                   5.76%                 45.86%               (22.31)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $7,428                 $2,502               $    55
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.74%(c)(d)            1.92%                 1.92%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.98)(c)              (1.04)%               (0.78)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          56%                   112%                  117%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $5,018,173.
(d) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.75% (annualized).
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173
Edward K. Dunn Jr.                Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
Lewis F. Pennock                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
Ruth H. Quigley                                                                 Philadelphia, PA 19103-7599
                                  Edgar M. Larsen
Louis S. Sklar                    Vice President                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
Larry Soll, Ph.D.                                                               919 Third Avenue
                                                                                New York, NY 10022-3852
Mark H. Williamson
                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173


        DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                       FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(4)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(5)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(6)     AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                            SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                    AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     ================================================================================
INVESCO Dynamics Fund                        CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Mid-Cap Growth Fund                  FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Small Company Growth Fund            PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO S&P 500 Index Fund                   THOROUGHLY BEFORE INVESTING.
INVESCO Total Return Fund*                   ================================================================================

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after October 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.




                     AIMinvestments.com    SCE-SAR-1    A I M Distributors, Inc.

                                   YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management           --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

        There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

        Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        The Registrant adopted Shareholder Communication Procedures (the "Procedures") on December 10, 2003, which Procedures were amended effective June 9, 2004. The Procedures set forth the process by which shareholders of the Registrant may send communications to the Board. As originally drafted, the Procedures covered recommendations of nominees sent by shareholders to the Board or to an individual trustee. However, the amended Procedures adopted effective June 9, 2004 do not cover such shareholder communications. Therefore, the adoption of amended Procedures could be viewed as a material change to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of June 18, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 18, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure:
         (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

11(a)(1)    Not applicable.

11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

11(a)(3)    Not applicable.

11(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Funds Group

By:   /s/ ROBERT H. GRAHAM
      ----------------------------------------
      Robert H. Graham
      Principal Executive Officer

Date: September 1, 2004


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ ROBERT H. GRAHAM
      ----------------------------------------
      Robert H. Graham
      Principal Executive Officer

Date: September 1, 2004


By:   /s/ SIDNEY M. DILGREN
      ----------------------------------------
      Sidney M. Dilgren
      Principal Financial Officer

Date: September 1, 2004

                                  EXHIBIT INDEX

11(a)(1)   Not applicable.

11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

11(a)(3)   Not applicable.

11(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.